Securities and Exchange Commission
                      Washington, D. C. 20549-1004


                             Post-Effective
                             Amendment No. 5


                                   to
                                Form S-6



          For Registration under the Securities Act of 1933 of
           Securities of Unit Investment Trusts Registered on
                               Form N-8B-2



Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust,
                            Multi-Series 195
                          (Exact Name of Trust)


             Van Kampen American Capital Distributors, Inc.
                        (Exact Name of Depositor)

                           One Parkview Plaza
                    Oakbrook Terrace, Illinois 60181
      (Complete address of Depositor's principal executive offices)


     Van Kampen American Capital
     Distributors, Inc.                           Chapman and Cutler
     Attention:  Don G. Powell                    Attention: Mark J. Kneedy
     One Parkview Plaza                           111 West Monroe Street
     Oakbrook Terrace, Illinois 60181             Chicago, Illinois 60603
            (Name and complete address of agents for service)


    ( X ) Check if it is proposed that this filing will become effective on June 24, 1998 pursuant to paragraph (b) of Rule 485.

                                MULTI-SERIES 195
IM-IT/70TH INTERMEDIATE SERIES                                     OHIO IM-IT/85
CALIFORNIA IM-IT/3RD INTERMEDIATE SERIES                  PENNSYLVANIA IM-IT/172
CONNECTICUT IM-IT/19                                      NATIONAL QUALITY AMT/9
NEW JERSEY IM-IT/84

                      INSURED MUNICIPALS INCOME TRUST AND
                       INVESTORS' QUALITY TAX-EXEMPT TRUST
--------------------------------------------------------------------------------
                               PROSPECTUS PART ONE

   NOTE: Part One of this Prospectus may not be distributed unless accompanied by Part Two.
        Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

   In the opinion of counsel, interest to the Fund and to Unitholders, with certain exceptions, is exempt under existing law from all Federal income taxes. In addition the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuer of Bonds in such Trust are located. Capital gains, if any, are subject to Federal tax.
                                    THE FUND
   The above-named series of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust (the "Fund") consists of a number of underlying separate unit investment trusts. The various trusts in the Fund are collectively referred to herein as the "Trusts". Each Trust consists of an insured portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Each Unit represents a fractional undivided interest in the principal and net income of the respective Trust (see "Summary of Essential Financial Information" in this Part One and "The Fund" in Part Two).
   The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Fund.
                              PUBLIC OFFERING PRICE
   The Public Offering Price of the Units of each Trust during the secondary market will include the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information" in this Part One.
                     ESTIMATED CURRENT AND LONG-TERM RETURNS
   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information" in this Part One. The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part Two of this Prospectus.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS JUNE 24, 1998

                           VAN KAMPEN AMERICAN CAPITAL

                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 195
                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                              AS OF APRIL 17, 1998
                   SPONSOR:     VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
                 EVALUATOR:     AMERICAN PORTFOLIO EVALUATION SERVICES
    (A DIVISION OF AN AFFILIATE OF THE SPONSOR)
                   TRUSTEE:     THE BANK OF NEW YORK
   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.
Unitholders choosing distributions semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.
                                                                                           CALIFORNIA
                                                                             IM-IT            IM-IT          CONNECTICUT
                                                                         INTERMEDIATE     INTERMEDIATE          IM-IT
                                                                             TRUST            TRUST             TRUST
                                                                         -------------    -------------     -------------
GENERAL INFORMATION
Principal Amount (Par Value) of Securities                             $    4,150,000   $     2,055,000   $    2,720,000
Number of Units                                                                 4,129             2,024            2,811
Fractional Undivided Interest in Trust per Unit                               1/4,129           1/2,024          1/2,811
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio                   $ 4,269,731.55   $  2,099,143.30   $ 2,811,424.15
      Aggregate Bid Price of Securities per Unit                       $     1,034.08   $      1,037.13   $     1,000.15
      Sales charge of 2.564% (2.50% of Public Offering Price excluding principal cash) for the IM-IT Intermediate Trust, 2.564% (2.50% of Public Offering
      Price excluding principal cash) for the California IM-IT Intermediate
      Trust and 4.166% (4.00% of Public Offering
      Price excluding principal cash) for the Connecticut IM-IT Trust  $         26.48  $         26.34   $        41.67
      Principal Cash per Unit                                          $         (1.01) $         (9.90)  $         3.46
      Public Offering Price per Unit (1)                               $      1,059.55  $      1,053.57   $     1,045.28
Redemption Price per Unit                                              $      1,033.07  $      1,027.23   $     1,003.61
Excess of Public Offering Price per Unit over
      Redemption Price per Unit                                        $         26.48  $         26.34   $        41.67
Minimum Value of the Trust under which Trust
      Agreement may be terminated                                      $  1,200,000.00  $    602,000.00   $   633,000.00
Annual Premium on Portfolio Insurance                                  $            --  $            --   $     1,371.25
Evaluator's Annual Fee (4)                                             $         1,480  $           739   $          965
SPECIAL INFORMATION
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit                        $         50.16  $         48.50   $        54.12
      Less: Estimated Annual Expense                                   $          1.99  $          2.22   $         2.09
      Less: Annual Premium on Portfolio Insurance                      $            --  $            --   $          .49
      Estimated Net Annual Interest Income per Unit                    $         48.17  $         46.28   $        51.54
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income                             $         48.17  $         46.28   $        51.54
      Divided by 12                                                    $          4.01  $          3.86   $         4.30
Estimated Daily Rate of Net Interest Accrual per Unit                  $        .13383  $        .12855   $       .14318
Estimated Current Return Based on Public Offering Price (2)(3)                   4.54%            4.35%            4.95%
Estimated Long-Term Return (2)(3)                                                3.64%            3.57%            4.20%

--------------------------------------------------------------------------------
(1) Plus accrued interest to the date of settlement (three business days after purchase) of $12.01, $12.33 and $13.12 for the IM-IT Intermediate,
    California IM-IT Intermediate and Connecticut IM-IT Trusts, respectively.
(2) The Estimated Current Returns and Estimated Long-Term Returns are increased for transactions entitled to a reduced sales charge.
(3) The Estimated Current Return and Estimated Long-Term Return on an identical portfolio without the insurance obtained by the Connecticut IM-IT Trust would have been slightly higher.
(4) Notwithstanding information to the contrary in Part Two of this Prospectus, the Trust Indenture provides that as compensation for its services, the
    Evaluator shall receive a fee of $.30 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "All Services Less Rent of Shelter"
    in the Consumer Price Index.

                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 195
                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                              AS OF APRIL 17, 1998
         SPONSOR:     VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
       EVALUATOR:     AMERICAN PORTFOLIO EVALUATION SERVICES
                      (A DIVISION OF AN AFFILIATE OF THE SPONSOR)
         TRUSTEE:     THE BANK OF NEW YORK
   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing distributions semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                              NATIONAL
                                                        NEW JERSEY           OHIO         PENNSYLVANIA         QUALITY
                                                           IM-IT             IM-IT            IM-IT              AMT
                                                           TRUST             TRUST            TRUST             TRUST
                                                       -------------     -------------    -------------      -----------
GENERAL INFORMATION

Principal Amount (Par Value) of Securities           $     3,865,000   $    3,645,000   $     4,420,000   $    4,530,000
Number of Units                                                3,928            3,709             4,520            5,081
Fractional Undivided Interest in Trust per Unit              1/3,928          1/3,709           1/4,520          1/5,081
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio $  3,893,214.85   $ 3,661,061.50   $  4,441,585.70   $ 4,577,001.25
      Aggregate Bid Price of Securities per Unit     $        991.14   $       987.08   $        982.65   $       900.81
      Sales charge of 5.263% (5.00% of Public Offering
      Price excluding principal cash) for the New Jersey IM-IT Trust, 5.152%
      (4.90% of Public Offering Price excluding principal cash) for the Ohio
      IM-IT Trust, 3.626% (3.50% of Public Offering Price excluding principal cash) for the Pennsylvania IM-IT Trust and 3.626% (3.50% of Public
      Offering Price excluding principal cash) for the National Quality
      AMT Trust                                      $         52.08   $        50.84   $         35.60   $        32.42
      Principal Cash per Unit                        $         (1.57)  $         (.08)  $          (.78)  $        (6.71)
      Public Offering Price per Unit (1)             $      1,041.65   $     1,037.84   $      1,017.47   $       926.52
Redemption Price per Unit                            $        989.57   $       987.00   $        981.87   $       894.10
Excess of Public Offering Price per Unit over
      Redemption Price per Unit                      $         52.08   $        50.84   $         35.60   $        32.42
Minimum Value of the Trust under which Trust
      Agreement may be terminated                    $    792,000.00   $   798,000.00   $    898,000.00   $ 1,026,000.00
Annual Premium on Portfolio Insurance                $            --   $           --   $            --   $           --
Evaluator's Annual Fee (4)                           $         1,357   $        1,277   $         1,564   $        1,587
SPECIAL INFORMATION
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit      $         54.69   $        53.93   $         55.52   $        53.19
      Less: Estimated Annual Expense                 $          2.03   $         2.05   $          2.05   $         1.75
      Less: Annual Premium on Portfolio Insurance    $            --   $           --   $            --   $           --
      Estimated Net Annual Interest Income per Unit  $         52.66   $        51.88   $         53.47   $        51.44
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income           $         52.66   $        51.88   $         53.47   $        51.44
      Divided by 12                                  $          4.39   $         4.32   $          4.46   $         4.29
Estimated Daily Rate of Net Interest Accrual per Unit$        .14628   $       .14411   $        .14853   $       .14287
Estimated Current Return Based on Public Offering
      Price (2)(3)                                             5.05%            5.00%             5.25%            5.51%
Estimated Long-Term Return (2)(3)                              4.67%            4.56%             4.62%            4.81%

--------------------------------------------------------------------------------
(1) Plus accrued interest to the date of settlement (three business days after purchase) of $12.65, $12.31, $11.95 and $13.14 for the New Jersey IM-IT,
    Ohio IM-IT, Pennsylvania IM-IT and National Quality AMT Trusts,
    respectively.
(2) The Estimated Current Returns and Estimated Long-Term Returns are increased for transactions entitled to a reduced sales charge.
(3) Notwithstanding information to the contrary in Part Two of this Prospectus, the Trust Indenture provides that as compensation for its services, the
    Evaluator shall receive a fee of $.30 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "All Services Less Rent of Shelter"
    in the Consumer Price Index.

Evaluations for purpose of sales, purchase or redemption of Units are made as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York of Units tendered for redemption.

Minimum Principal Distribution             $1.00 per Unit
Date of Deposit                            April 1, 1993
Mandatory Termination Date                 December 31, 2022
Evaluator's Annual Supervisory Fee         Maximum of $.25 per Unit


Record and Computation Dates               TENTH day of the month as follows:
                                           monthly - each month; quarterly -
                                           March, June, September and December
                                           for the IM-IT Intermediate Trust;
                                           semi-annual - June and December for
                                           the IM-IT Intermediate Trust,
                                           January and July for the Connecticut
                                           IM-IT, New Jersey IM-IT, Ohio IM-IT,
                                           Pennsylvania IM-IT and National
                                           Quality AMT Trusts and May and
                                           November for the California
                                           IM-IT Intermediate Trust.
Distribution Dates                         TWENTY-FIFTH day of the month
                                           as follows: monthly - each month;
                                           quarterly - March, June, September
                                           and December for the IM-IT
                                           Intermediate Trust; semi-annual -
                                           June and December for the IM-IT
                                           Intermediate Trust, January and July
                                           for the Connecticut IM-IT, New Jersey
                                           IM-IT, Ohio IM-IT, Pennsylvania IM-IT
                                           and National Quality AMT Trusts and
                                           May and November for the California
                                           IM-IT Intermediate Trust.
Trustee's Annual Fee                       $.91 and $.51 per $1,000
                                           principal amount of Bonds
                                           respectively, for those portions of
                                           the Trusts under the monthly and
                                           semi-annual distribution plans and
                                           $.72 per $1,000 principal amount of
                                           Bonds for the portion of the IM-IT
                                           Intermediate Trust under the
                                           quarterly distribution plan.

                                    PORTFOLIO
   In selecting Bonds for the Insured Municipals Income Trust, Intermediate
Series 70, the following facts, among others, were considered: (i) either the
Standard & Poor's, A Division of The McGraw-Hill Companies rating of the Bonds was in no case less than ", or the Moody's Investors Service, Inc. rating of the
Bonds was in no case less than "Baa", including provisional or conditional ratings, respectively (see "Description of Securities Ratings" in Part Two),
(ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the availability and cost of insurance for the prompt payment of principal and interest on the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer. As of February 28, 1998, the Trust consists of 12 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Airport, 1
(12%); Certificate of Participation, 1 (12%); Escrowed to Maturity 2 (9%);
General Obligation, 4 (24%); Health Care, 1 (12%); Public Building, 1 (13%);
Public Education, 1 (17%) and Retail Electric/Gas/Telephone, 1 (1%). This
portfolio consists of 12 Bond Issues in 9 states. See "Bond Portfolio" herein and "Description of Securities Ratings" in Part Two.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                              ------------   ------------  -------------  ------------   -------------
Net asset value per Unit at
   beginning of period                        $      983.97  $    1,024.56 $       983.04 $    1,043.70  $    1,036.73
                                              ============   ============  =============  ============   =============
Net asset value per Unit at
   end of period                              $    1,024.56  $      983.04 $     1,043.70 $    1,036.73  $    1,053.05
                                              ============   ============  =============  ============   =============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)         $       27.14  $       49.74 $        51.13 $       50.58  $       49.67
                                              ============   ============  =============  ============   =============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period) (3)         $         .20  $          -- $           -- $          --  $          --
                                              ============   ============  =============  ============   =============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)                             $       23.83  $     (43.30) $        64.14 $     (11.35)  $       13.25
                                              ============   ============  =============  ============   =============
Distributions of investment income by
   frequency of payment (2)
   Monthly                                    $       29.78  $       48.96 $        49.87 $       48.42  $       48.18
   Quarterly                                  $       21.69  $       49.20 $        49.02 $       49.94  $       48.39
   Semiannual                                 $       21.77  $       49.42 $        49.42 $       50.16  $       48.70
Units outstanding at end of period                    6,000          5,692          5,236         4,623          4,202

--------------------------------------------------------------------------------
(1) For the period from April 1, 1993 (date of deposit) through February 28,
    1994.
(2) Unitholders may elect to receive distributions on a monthly, quarterly or semi-annual basis.
(3) In 1994, $.20 per Unit represents a return of principal to Unitholders on the date of deposit due to inclusion of "when, as and if issued" Bonds on the date of deposit.

                                    PORTFOLIO
   In selecting Bonds for the California Insured Municipals Income Trust,
Intermediate Series 3, the following facts, among others, were considered: (i)
either the Standard & Poor's, A Division of The McGraw-Hill Companies rating of the Bonds was in no case less than "BBB-", or the Moody's Investors Service,
Inc. rating of the Bonds was in no case less than "Baa", including provisional or conditional ratings, respectively (see "Description of Securities Ratings" in
Part Two), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the availability and cost of insurance for the prompt payment of principal and interest on the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer. As of
February 28, 1998, the Trust consists of 7 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Airport, 1 (11%); Certificate of Participation, 2 (37%);
Escrowed to Maturity, 1 (7%); General Obligation, 1 (9%); Public Building, 1
(12%) and Transportation, 1 (24%). See "Bond Portfolio" herein and "Description of Securities Ratings" in Part Two.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                              ------------   ------------  -------------  ------------   -------------
Net asset value per Unit at
   beginning of period                        $      977.61  $    1,012.23 $       973.46 $    1,035.50  $    1,032.16
                                              ============   ============  =============  ============   =============
Net asset value per Unit at
   end of period                              $    1,012.23  $      973.46 $     1,035.50 $    1,032.16  $    1,049.39
                                              ============   ============  =============  ============   =============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)         $       23.00  $       47.97 $        49.48 $       51.00  $       47.69
                                              ============   ============  =============  ============   =============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)             $          --  $          -- $           -- $          --  $          --
                                              ============   ============  =============  ============   =============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)                             $       14.87  $     (38.81) $        66.94 $      (9.51)  $       15.88
                                              ============   ============  =============  ============   =============
Distributions of investment income by
   frequency of payment (2)
   Monthly                                    $       27.87  $       47.04 $        47.87 $       46.68  $       46.10
   Semiannual                                 $       16.21  $       47.46 $        47.46 $       48.40  $       46.85
Units outstanding at end of period                    3,010          2,911          2,648         2,188          2,036

--------------------------------------------------------------------------------
(1) For the period from April 1, 1993 (date of deposit) through February 28,
    1994.
(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                                    PORTFOLIO
   In selecting Bonds for the Connecticut Insured Municipals Income Trust,
Series 19, the following facts, among others, were considered: (i) either the
Standard & Poor's, A Division of The McGraw-Hill Companies rating of the Bonds was in no case less than "BBB-", or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa", including provisional or conditional ratings, respectively (see "Description of Securities Ratings" in
Part Two), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the availability and cost of insurance for the prompt payment of principal and interest on the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer. As of
February 28, 1998, the Trust consists of 8 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: General Obligation, 3 (34%); Health Care, 1 (15%);
Pre-refunded, 2 (16%); Transportation, 1 (17%) and Water and Sewer, 1 (18%). See
"Bond Portfolio" herein and "Description of Securities Ratings" in Part Two.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                              ------------   ------------  -------------  ------------   -------------
Net asset value per Unit at
   beginning of period                        $      951.00  $      983.18 $       930.91 $      981.05  $      979.15
                                              ============   ============  =============  ============   =============
Net asset value per Unit at
   end of period                              $      983.18  $      930.91 $       981.05 $      979.15  $    1,022.02
                                              ============   ============  =============  ============   =============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)         $       29.98  $       52.72 $        54.45 $       53.38  $       53.06
                                              ============   ============  =============  ============   =============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)             $          --  $          -- $           -- $          --  $          --
                                              ============   ============  =============  ============   =============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)                             $       14.54  $     (52.61) $        53.29 $      (3.93)  $       42.51
                                              ============   ============  =============  ============   =============
Distributions of investment income by
   frequency of payment (2)
   Monthly                                    $       31.52  $       52.44 $        53.74 $       52.29  $       51.91
   Semiannual                                 $       27.33  $       52.90 $        54.22 $       52.80  $       52.56
Units outstanding at end of period                    3,295          3,286          3,175         2,990          2,816

--------------------------------------------------------------------------------
(1) For the period from April 1, 1993 (date of deposit) through February 28,
    1994.
(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                                    PORTFOLIO
   In selecting Bonds for the New Jersey Insured Municipals Income Trust, Series
84, the following facts, among others, were considered: (i) either the Standard
& Poor's, A Division of The McGraw-Hill Companies rating of the Bonds was in no case less than "BBB-", or the Moody's Investors Service, Inc. rating of the
Bonds was in no case less than "Baa", including provisional or conditional ratings, respectively (see "Description of Securities Ratings" in Part Two),
(ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the availability and cost of insurance for the prompt payment of principal and interest on the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer. As of February 28, 1998, the Trust consists of 9 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Certificate of Participation, 1 (5%); General Obligation, 1 (9%); General Purpose, 1 (3%);
Health Care, 1 (18%); Multi-Family Mortgage Revenue, 1 (15%); Public Building, 1
(16%) and Water and Sewer, 3 (34%). See "Bond Portfolio" herein and "Description of Securities Ratings" in Part Two.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                              ------------   ------------  -------------  ------------   -------------
Net asset value per Unit at
   beginning of period                        $      951.00  $      991.85 $       934.46 $      980.67  $      976.49
                                              ============   ============  =============  ============   =============
Net asset value per Unit at
   end of period                              $      991.85  $      934.46 $       980.67 $      976.49  $    1,010.63
                                              ============   ============  =============  ============   =============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)         $       30.26  $       53.04 $        54.40 $       53.20  $       52.99
                                              ============   ============  =============  ============   =============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)             $          --  $          -- $           -- $          --  $          --
                                              ============   ============  =============  ============   =============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)                             $       23.34  $     (57.97) $        47.79 $      (4.32)  $       34.12
                                              ============   ============  =============  ============   =============
Distributions of investment income by
   frequency of payment (2)
   Monthly                                    $       32.00  $       52.80 $        54.12 $       52.80  $       52.69
   Semiannual                                 $       27.76  $       53.20 $        54.53 $       53.30  $       53.21
Units outstanding at end of period                    4,036          4,024          3,995         3,952          3,928

--------------------------------------------------------------------------------
(1) For the period from April 1, 1993 (date of deposit) through February 28,
    1994.
(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                                    PORTFOLIO
   In selecting Bonds for the Ohio Insured Municipals Income Trust, Series 85,
the following facts, among others, were considered: (i) either the Standard &
Poor's, A Division of The McGraw-Hill Companies rating of the Bonds was in no case less than "BBB-", or the Moody's Investors Service, Inc. rating of the
Bonds was in no case less than "Baa", including provisional or conditional ratings, respectively (see "Description of Securities Ratings" in Part Two),
(ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the availability and cost of insurance for the prompt payment of principal and interest on the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer. As of February 28, 1998, the Trust consists of 8 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: General
Obligation, 5 (57%); Health Care, 1 (14%) and Water and Sewer, 2 (29%). See
"Bond Portfolio"herein and "Description of Securities Ratings" in Part Two.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                              ------------   ------------  -------------  ------------   -------------
Net asset value per Unit at
   beginning of period                        $      951.00  $      981.32 $       931.37 $      978.40  $      975.70
                                              ============   ============  =============  ============   =============
Net asset value per Unit at
   end of period                              $      981.32  $      931.37 $       978.40 $      975.70  $    1,004.12
                                              ============   ============  =============  ============   =============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)         $       30.55  $       53.02 $        53.81 $       52.80  $       52.30
                                              ============   ============  =============  ============   =============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)             $          --  $          -- $           -- $          --  $          --
                                              ============   ============  =============  ============   =============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)                             $       13.63  $     (50.58) $        48.78 $      (2.73)  $       28.36
                                              ============   ============  =============  ============   =============
Distributions of investment income by
   frequency of payment (2)
   Monthly                                    $       31.80  $       52.20 $        53.49 $       52.08  $       51.96
   Semiannual                                 $       27.61  $       52.60 $        53.91 $       52.62  $       52.50
Units outstanding at end of period                    4,073          3,941          3,897         3,753          3,709

--------------------------------------------------------------------------------
(1) For the period from April 1, 1993 (date of deposit) through February 28,
    1994.
(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.

                                    PORTFOLIO
   In selecting Bonds for the Pennsylvania Insured Municipals Income Trust,
Series 172, the following facts, among others, were considered: (i) either the
Standard & Poor's, A Division of The McGraw-Hill Companies rating of the Bonds was in no case less than "BBB-", or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa", including provisional or conditional ratings, respectively (see "Description of Securities Ratings" in
Part Two), (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the availability and cost of insurance for the prompt payment of principal and interest on the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer. As of
February 28, 1998, the Trust consists of 10 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows: Escrowed to Maturity, 1 (2%); General Obligation, 2 (26%);
Health Care, 1 (13%); Higher Education, 3 (31%); Retail Electric/Gas/Telephone,
1 (11%) and Water and Sewer, 2 (17%). See "Bond Portfolio" herein and
"Description of Securities Ratings" in Part Two.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                              ------------   ------------  -------------  ------------   -------------
Net asset value per Unit at
   beginning of period                        $      951.00  $      975.22 $       931.77 $      977.48  $      978.75
                                              ============   ============  =============  ============   =============
Net asset value per Unit at
   end of period                              $      975.22  $      931.77 $       977.48 $      978.75  $    1,000.95
                                              ============   ============  =============  ============   =============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)         $       31.41  $       53.89 $        55.22 $       53.89  $       53.88
                                              ============   ============  =============  ============   =============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period) (3)         $         .19  $          -- $           -- $          --  $          --
                                              ============   ============  =============  ============   =============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)                             $        7.45  $     (43.55) $        46.99 $        1.30  $       22.01
                                              ============   ============  =============  ============   =============
Distributions of investment income by
   frequency of payment (2)
   Monthly                                    $       33.64  $       53.64 $        54.98 $       53.52  $       53.42
   Semiannual                                 $       29.40  $       54.10 $        55.45 $       54.14  $       54.09
Units outstanding at end of period                    4,597          4,595          4,585         4,573          4,540

--------------------------------------------------------------------------------
(1) For the period from April 1, 1993 (date of deposit) through February 28,
    1994.
(2) Unitholders may elect to receive distributions on a monthly or semi-annual basis.
(3) In 1994, $.19 per Unit represents a return of principal to Unitholders on the date of deposit due to inclusion of "when, as and if issued" Bonds on the date of deposit.

                                    PORTFOLIO
   In selecting Bonds for the National Investors' Quality Tax-Exempt Trust, AMT
Series 9, the following facts, among others, were considered: (i) either the
Standard & Poor's, A Division of The McGraw-Hill Companies rating of the Bonds was in no case less than "A-", or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "A", including provisional or conditional ratings, respectively (see "Description of Securities Ratings" in Part Two),
(ii) the prices of the Bonds relative to other bonds of comparable quality and maturity, (iii) the availability and cost of insurance for the prompt payment of principal and interest on the Bonds and (iv) the diversification of Bonds as to purpose of issue and location of issuer. Since the date of deposit the rating of certain of the Bonds in the portfolio may have been lowered by the appropriate rating agency. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than higher rated categories. As of February 28, 1998, the
Trust consists of 12 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Airport, 1 (11%); General Obligation, 1 (11%); General Purpose, 1 (8%); Health
Care, 2 (22%); Multi-family, 2 (17%); Public Building, 1 (3%); Retail
Electric/Gas/Telephone, 1 (5%); Single-family, 2 (18%) and Water and Sewer, 1
(5%). The portfolio consists of 12 Bond issues in 8 states. See "Bond Portfolio"
herein and "Description of Securities Ratings" in Part Two.
                              PER UNIT INFORMATION
                                                1994 (1)         1995           1996           1997           1998
                                              ------------   ------------  -------------  ------------   -------------
Net asset value per Unit at
   beginning of period                        $      951.00  $      983.47 $       824.11 $      883.75  $      879.38
                                              ============   ============  =============  ============   =============
Net asset value per Unit at
   end of period                              $      983.47  $      824.11 $       883.75 $      879.38  $      909.59
                                              ============   ============  =============  ============   =============
Distributions to Unitholders of investment
   income including accrued interest paid
   on Units redeemed (average Units
   outstanding for entire period) (2)         $       33.45  $       57.83 $        52.41 $       51.14  $       51.22
                                              ============   ============  =============  ============   =============
Distributions to Unitholders from Bond
   redemption proceeds (average Units
   outstanding for entire period)             $          --  $       95.21 $           -- $          --  $          --
                                              ============   ============  =============  ============   =============
Unrealized appreciation (depreciation) of
   Bonds (per Unit outstanding at
   end of period)                             $       14.57  $     (63.67) $        61.20 $      (4.40)  $       29.97
                                              ============   ============  =============  ============   =============
Distributions of investment income by
   frequency of payment (2)
   Monthly                                    $       33.93  $       57.50 $        52.18 $       51.12  $       51.12
   Semiannual                                 $       29.35  $       58.39 $        52.67 $       51.60  $       51.55
Units outstanding at end of period                    5,233          5,158          5,116         5,112          5,110

--------------------------------------------------------------------------------
(1) For the period from April 1, 1993 (date of deposit) through February 28,
    1994.
(2) Unitholders may elect to receive distributions on a monthly, or semi-annual basis.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
TO THE BOARD OF DIRECTORS OF VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC. AND THE UNITHOLDERS OF INSURED MUNICIPALS INCOME TRUST AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 195:
   We have audited the accompanying statements of condition (including the analyses of net assets) and the related portfolio of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 195 (IM-IT Intermediate Series, California IM-IT, Connecticut IM-IT, New Jersey IM-IT, Ohio IM-IT, Pennsylvania IM-IT and National Quality AMT Trusts) as of February 28, 1998, and the related statements of operations and changes in net assets for the three years ended February 29, 1996 and February 28, 1997 and 1998. These statements are the responsibility of the Trustee and the Sponsor. Our responsibility is to express an opinion on such statements based on our audit.
   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of tax-exempt securities owned at February 28, 1998 by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee and the Sponsor, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.
   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 195 (IM-IT Intermediate, California IM-IT Intermediate, Connecticut IM-IT, New Jersey IM-IT, Ohio IM-IT, Pennsylvania IM-IT and National Quality AMT Trusts) as of February 28, 1998, and the results of operations and changes in net assets for the three years ended February 29, 1996 and February 28, 1997 and 1998, in conformity with generally accepted accounting principles.

                                                              GRANT THORNTON LLP

   Chicago, Illinois
   May 8, 1998

                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 195
                             STATEMENTS OF CONDITION
                                FEBRUARY 28, 1998
                                                                                               CALIFORNIA
                                                                                     IM-IT        IM-IT     CONNECTICUT
                                                                                 INTERMEDIATE INTERMEDIATE     IM-IT
                                                                                     TRUST        TRUST        TRUST
                                                                                 ------------ ------------   -----------
   Trust property
      Cash.....................................................................   $    27,149  $       453  $    22,176
      Tax-exempt securities at market value, (cost $4,123,356, $1,985,236 and
         $2,662,783, respectively) (note 1)....................................     4,358,907    2,105,766    2,814,992
      Accrued interest.........................................................        38,840       35,577       40,827
      Receivable for securities sold...........................................            --           --           --
                                                                                 ------------  ------------ -----------
                                                                                 $  4,424,896  $ 2,141,796  $ 2,877,995
                                                                                 ============  ============ ===========
   Liabilities and interest to Unitholders
      Cash overdraft...........................................................   $        --  $        --  $        --
      Redemptions payable......................................................            --        5,232           --
      Interest to Unitholders..................................................     4,424,896    2,136,564    2,877,995
                                                                                 ------------  ------------ -----------
                                                                                 $  4,424,896  $ 2,141,796  $ 2,877,995
                                                                                 ============  ============ ===========
                             ANALYSES OF NET ASSETS
   Interest of Unitholders (4,202, 2,036 and 2,816 Units, respectively of fractional undivided interest outstanding) Cost to original investors of
      6,000, 3,010 and
         3,295 Units, respectively (note 1)....................................   $ 6,143,400  $ 3,062,013  $ 3,295,000
         Less initial underwriting commission (note 3).........................       239,551      119,405      161,430
                                                                                 ------------  ------------ -----------
                                                                                    5,903,849    2,942,608    3,133,570
         Less redemption of Units (1,798, 974 and
         479 Units, respectively)..............................................     1,792,995      968,871      458,575
                                                                                 ------------  ------------ -----------
                                                                                    4,110,854    1,973,737    2,674,995
      Undistributed net investment income
         Net investment income.................................................     1,271,171      617,898      813,066
         Less distributions to Unitholders.....................................     1,200,028      579,401      764,803
                                                                                 ------------  ------------ -----------
                                                                                       71,143       38,497       48,263
      Realized gain (loss) on Bond sale or redemption..........................         8,546        3,800        2,528
      Unrealized appreciation (depreciation) of Bonds (note 2).................       235,551      120,530      152,209
      Distributions to Unitholders of Bond sale or redemption proceeds.........        (1,198)          --           --
                                                                                 ------------  ------------ -----------
            Net asset value to Unitholders.....................................   $ 4,424,896  $ 2,136,564  $ 2,877,995
                                                                                 ============  ============ ===========
   Net asset value per Unit (Units outstanding of 4,202, 2,036 and
      2,816, respectively).....................................................   $     1,053.05         $  1,049.39  $    1,022.02
                                                                                 ============  ============ ===========

        The accompanying notes are an integral part of these statements.

                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 195
                             STATEMENTS OF CONDITION
                                FEBRUARY 28, 1998
                                                                                                             NATIONAL
                                                                     NEW JERSEY      OHIO     PENNSYLVANIA    QUALITY
                                                                        IM-IT        IM-IT        IM-IT         AMT
                                                                        TRUST        TRUST        TRUST        TRUST
                                                                    -----------  -----------  ----------   -----------
   Trust property
      Cash........................................................   $     9,794  $     1,679  $        --  $        --
      Tax-exempt securities at market value, (cost $3,742,122, $3,526,395,
         $4,320,713 and $4,384,198, respectively) (note 1)........     3,910,976    3,667,627    4,476,160    4,575,831
      Accrued interest............................................        48,969       54,989      101,743       72,961
      Receivable for securities sold..............................            --           --           --           --
                                                                     ------------ ------------ ------------ ------------
                                                                     $ 3,969,739  $ 3,724,295  $ 4,577,903  $ 4,648,792
                                                                     ============ ============ ============ ============
   Liabilities and interest to Unitholders........................
      Cash overdraft..............................................   $        --  $        --  $    33,609  $       804
      Redemptions payable.........................................            --           --           --           --
      Interest to Unitholders.....................................     3,969,739    3,724,295    4,544,294    4,647,988
                                                                     ------------ ------------ ------------ ------------
                                                                     $ 3,969,739  $ 3,724,295  $ 4,577,903  $ 4,648,792
                                                                     ============ ============ ============ ============
                             ANALYSES OF NET ASSETS
   Interest of Unitholders (3,928, 3,709, 4,540 and 5,110 Units, respectively of fractional undivided interest outstanding) Cost to original investors of
      4,036, 4,073, 4,597 and
         5,233 Units, respectively (note 1).......................   $ 4,036,000  $ 4,073,000  $ 4,597,000  $ 5,233,000
         Less initial underwriting commission (note 3)............       197,729      199,541      225,208      256,374
                                                                     ------------ ------------ ------------ ------------
                                                                       3,838,271    3,873,459    4,371,792    4,976,626
         Less redemption of Units (108, 364, 57 and
            123 Units, respectively)..............................       102,257      333,734       57,256      106,705
                                                                     ------------ ------------ ------------ ------------
                                                                       3,736,014    3,539,725    4,314,536    4,869,921
      Undistributed net investment income
         Net investment income....................................     1,039,997    1,004,395    1,211,098    1,348,061
         Less distributions to Unitholders........................       975,054      947,434    1,136,795    1,267,769
                                                                     ------------ ------------ ------------ ------------
                                                                          64,943       56,961       74,303       80,292
      Realized gain (loss) on Bond sale or redemption.............           (72)     (13,623)         892          639
      Unrealized appreciation (depreciation) of Bonds (note 2)....       168,854      141,232      155,447      191,633
      Distributions to Unitholders of Bond sale or
         redemption proceeds......................................            --           --         (884)    (494,497)
                                                                     ------------ ------------ ------------ ------------
            Net asset value to Unitholders........................   $ 3,969,739  $ 3,724,295  $ 4,544,294  $ 4,647,988
                                                                     ============ ============ ============ ============
   Net asset value per Unit (Units outstanding of 3,928, 3,709,
      4,540 and 5,110, respectively)..............................   $     1,010.63         $  1,004.12  $  1,000.95  $    909.59
                                                                     ============ ============ ============ ============

        The accompanying notes are an integral part of these statements.

            INSURED MUNICIPALS INCOME TRUST, INTERMEDIATE, SERIES 70
                            STATEMENTS OF OPERATIONS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998
                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   275,940  $   248,212  $   218,788
      Expenses
         Trustee fees and expenses.............................................         6,012        5,658        4,606
         Evaluator fees........................................................         1,817        1,771        1,639
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................         1,077        1,324        1,183
                                                                                 ------------  ------------ -----------
              Total expenses...................................................         8,906        8,753        7,428
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       267,034      239,459      211,360
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       442,977      624,314      433,273
      Cost.....................................................................       439,238      616,835      424,393
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................         3,739        7,479        8,880
   Net change in unrealized appreciation (depreciation) of Bonds...............       335,833      (52,468)      55,665
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   606,606  $   194,470  $   275,905
                                                                                 ============  ============ ===========
                       STATEMENTS OF CHANGES IN NET ASSETS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998

                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   267,034  $   239,459  $   211,360
      Realized gain (loss) on Bond sale or redemption..........................         3,739        7,479        8,880
      Net change in unrealized appreciation (depreciation) of Bonds............       335,833      (52,468)      55,665
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       606,606      194,470      275,905
   Distributions to Unitholders from:
      Net investment income....................................................      (279,344)    (249,526)    (216,799)
      Bonds sale or redemption proceeds........................................            --           --           --
   Redemption of Units.........................................................      (457,899)    (616,962)    (427,009)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................      (130,637)    (672,018)    (367,903)
   Net asset value to Unitholders
      Beginning of period......................................................     5,595,454    5,464,817    4,792,799
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of $86,650,
         $76,583 and $71,143, respectively)....................................   $ 5,464,817  $ 4,792,799  $ 4,424,896
                                                                                 ============  ============ ===========

        The accompanying notes are an integral part of these statements.

       CALIFORNIA INSURED MUNICIPALS INCOME TRUST, INTERMEDIATE, SERIES 3
                            STATEMENTS OF OPERATIONS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998
                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   134,973  $   122,805  $   103,292
      Expenses
         Trustee fees and expenses.............................................         3,295        3,192        2,646
         Evaluator fees........................................................           940          890          838
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           559          667          610
                                                                                 ------------  ------------ -----------
              Total expenses...................................................         4,794        4,749        4,094
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       130,179      118,056       99,198
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       247,915      472,234      150,527
      Cost.....................................................................       246,588      465,230      147,422
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................         1,327        7,004        3,105
   Net change in unrealized appreciation (depreciation) of Bonds...............       177,246      (20,811)      32,327
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   308,752  $   104,249  $   134,630
                                                                                 ============  ============ ===========
                       STATEMENTS OF CHANGES IN NET ASSETS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998

                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   130,179  $   118,056  $    99,198
      Realized gain (loss) on Bond sale or redemption..........................         1,327        7,004        3,105
      Net change in unrealized appreciation (depreciation) of Bonds............       177,246      (20,811)      32,327
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       308,752      104,249      134,630
   Distributions to Unitholders from:
      Net investment income....................................................      (136,807)    (127,848)    (101,967)
      Bonds sale or redemption proceeds........................................             --            --            --
   Redemption of Units.........................................................      (263,662)    (460,045)    (154,472)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       (91,717)    (483,644)    (121,809)
   Net asset value to Unitholders
      Beginning of period......................................................     2,833,734    2,742,017    2,258,373
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of $510,058,
         $41,266 and $38,497, respectively)....................................   $ 2,742,017  $ 2,258,373  $ 2,136,564
                                                                                 ============  ============ ===========

        The accompanying notes are an integral part of these statements.

             CONNECTICUT INSURED MUNICIPALS INCOME TRUST, SERIES 19
                            STATEMENTS OF OPERATIONS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998
                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   176,909  $   168,582  $   157,074
      Expenses
         Trustee fees and expenses.............................................         3,662        3,650        3,278
         Evaluator fees........................................................         1,010        1,027        1,017
         Insurance expense.....................................................         1,437        1,410        1,408
         Supervisory fees......................................................           627          806          767
                                                                                 ------------  ------------ -----------
              Total expenses...................................................         6,736        6,893        6,470
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       170,173      161,689      150,604
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................       102,531      182,956      187,831
      Cost.....................................................................       105,478      180,661      184,649
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................        (2,947)       2,295        3,182
   Net change in unrealized appreciation (depreciation) of Bonds...............       169,208      (11,745)     119,710
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   336,434  $   152,239  $   273,496
                                                                                 ============  ============ ===========
                       STATEMENTS OF CHANGES IN NET ASSETS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998

                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   170,173  $   161,689  $   150,604
      Realized gain (loss) on Bond sale or redemption..........................        (2,947)       2,295        3,182
      Net change in unrealized appreciation (depreciation) of Bonds............       169,208      (11,745)     119,710
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       336,434      152,239      273,496
   Distributions to Unitholders from:
      Net investment income....................................................      (175,491)    (164,313)    (152,865)
      Bonds sale or redemption proceeds........................................            --           --           --
   Redemption of Units.........................................................      (105,083)    (175,110)    (170,285)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................        55,860     (187,184)     (49,654)
   Net asset value to Unitholders
      Beginning of period......................................................     3,058,973    3,114,833    2,927,649
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of $53,147,
         $50,523 and $48,263, respectively)....................................   $ 3,114,833  $ 2,927,649  $ 2,877,995
                                                                                 ============  ============ ===========

        The accompanying notes are an integral part of these statements.

              NEW JERSEY INSURED MUNICIPALS INCOME TRUST, SERIES 84
                            STATEMENTS OF OPERATIONS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998
                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   219,510  $   218,185  $   215,681
      Expenses
         Trustee fees and expenses.............................................         4,476        4,584        4,505
         Evaluator fees........................................................         1,267        1,322        1,349
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           768        1,020        1,017
                                                                                 ------------  ------------ -----------
              Total expenses...................................................         6,511        6,926        6,871
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       212,999      211,259      208,810
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................        24,878       50,284       20,916
      Cost.....................................................................        25,607       50,058       20,485
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................          (729)         226          431
   Net change in unrealized appreciation (depreciation) of Bonds...............       190,929      (17,053)     134,034
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   403,199  $   194,432  $   343,275
                                                                                 ============  ============ ===========
                       STATEMENTS OF CHANGES IN NET ASSETS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998

                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   212,999  $   211,259  $   208,810
      Realized gain (loss) on Bond sale or redemption..........................          (729)         226          431
      Net change in unrealized appreciation (depreciation) of Bonds............       190,929      (17,053)     134,034
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       403,199      194,432      343,275
   Distributions to Unitholders from:
      Net investment income....................................................      (218,199)    (211,877)    (208,984)
      Bonds sale or redemption proceeds........................................            --           --           --
   Redemption of Units.........................................................       (27,503)     (41,246)     (23,630)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       157,497      (58,691)     110,661
   Net asset value to Unitholders
      Beginning of period......................................................     3,760,272    3,917,769    3,859,078
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of $65,736,
         $65,118 and $64,943, respectively)....................................   $ 3,917,769  $ 3,859,078  $ 3,969,739
                                                                                 ============  ============ ===========

        The accompanying notes are an integral part of these statements.

                 OHIO INSURED MUNICIPALS INCOME TRUST, SERIES 85
                            STATEMENTS OF OPERATIONS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998
                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   211,429  $   208,044  $   201,128
      Expenses
         Trustee fees and expenses.............................................         4,674        4,773        4,579
         Evaluator fees........................................................         1,257        1,287        1,281
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           749          993          961
                                                                                 ------------  ------------ -----------
              Total expenses...................................................         6,680        7,053        6,821
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       204,749      200,991      194,307
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................        29,401      148,362       45,194
      Cost.....................................................................        29,973      148,542       44,651
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................          (572)        (180)         543
   Net change in unrealized appreciation (depreciation) of Bonds...............       190,080      (10,242)     105,194
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   394,257  $   190,569  $   300,044
                                                                                 ============  ============ ===========
                       STATEMENTS OF CHANGES IN NET ASSETS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998

                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   204,749  $   200,991  $   194,307
      Realized gain (loss) on Bond sale or redemption..........................          (572)        (180)         543
      Net change in unrealized appreciation (depreciation) of Bonds............       190,080      (10,242)     105,194
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       394,257      190,569      300,044
   Distributions to Unitholders from:
      Net investment income....................................................      (210,403)    (203,543)    (194,927)
      Bonds sale or redemption proceeds........................................            --           --           --
   Redemption of Units.........................................................       (41,557)    (138,048)     (42,634)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       142,297     (151,022)      62,483
   Net asset value to Unitholders
      Beginning of period......................................................     3,670,537    3,812,834    3,661,812
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of $60,134,
         $57,582 and $56,961, respectively)....................................   $ 3,812,834  $ 3,661,812  $ 3,724,295
                                                                                 ============  ============ ===========

        The accompanying notes are an integral part of these statements.

            PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST, SERIES 172
                            STATEMENTS OF OPERATIONS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998
                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   255,051  $   254,709  $   253,875
      Expenses
         Trustee fees and expenses.............................................         4,938        5,116        5,190
         Evaluator fees........................................................         1,437        1,509        1,551
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           878        1,171        1,175
                                                                                 ------------  ------------ -----------
              Total expenses...................................................         7,253        7,796        7,916
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       247,798      246,913      245,959
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................            --       14,696       36,393
      Cost.....................................................................            --       15,059       35,138
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................            --         (363)       1,255
   Net change in unrealized appreciation (depreciation) of Bonds...............       215,460        5,940       99,918
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   463,258  $   252,490  $   347,132
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998

                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   247,798  $   246,913  $   245,959
      Realized gain (loss) on Bond sale or redemption..........................            --         (363)       1,255
      Net change in unrealized appreciation (depreciation) of Bonds............       215,460        5,940       99,918
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       463,258      252,490      347,132
   Distributions to Unitholders from:
      Net investment income....................................................      (253,533)    (246,883)    (246,051)
      Bonds sale or redemption proceeds........................................             --            --            --
   Redemption of Units.........................................................        (9,503)     (11,492)     (32,629)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       200,222       (5,885)      68,452
   Net asset value to Unitholders
      Beginning of period......................................................     4,281,505    4,481,727    4,475,842
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of $72,559,
         $74,395 and $74,303, respectively)....................................   $ 4,481,727  $ 4,475,842  $ 4,544,294
                                                                                 ============  ============ ===========

        The accompanying notes are an integral part of these statements.

           NATIONAL INVESTORS' QUALITY TAX-EXEMPT TRUST, AMT SERIES 9
                            STATEMENTS OF OPERATIONS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998
                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Investment income
      Interest income..........................................................   $   271,489  $   270,498  $   270,251
      Expenses
         Trustee fees and expenses.............................................         5,582        5,511        4,513
         Evaluator fees........................................................         1,617        1,528        1,570
         Insurance expense.....................................................            --           --           --
         Supervisory fees......................................................           986        1,435        1,314
                                                                                 ------------  ------------ -----------
              Total expenses...................................................         8,185        8,474        7,397
                                                                                 ------------  ------------ -----------
         Net investment income.................................................       263,304      262,024      262,854
   Realized gain (loss) from Bond sale or redemption
      Proceeds.................................................................        18,801       14,090           --
      Cost.....................................................................        19,576       14,676           --
                                                                                 ------------  ------------ -----------
         Realized gain (loss)..................................................          (775)        (586)          --
   Net change in unrealized appreciation (depreciation) of Bonds...............       313,116      (22,472)     153,167
                                                                                 ------------  ------------ -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING
            FROM OPERATIONS....................................................   $   575,645  $   238,966  $   416,021
                                                                                 ============  ============ ===========

                       STATEMENTS OF CHANGES IN NET ASSETS
          YEARS ENDED FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998

                                                                                     1996         1997         1998
                                                                                 ------------  ------------ -----------
   Increase (decrease) in net assets Operations:
      Net investment income....................................................   $   263,304  $   262,024  $   262,854
      Realized gain (loss) on Bond sale or redemption..........................          (775)        (586)          --
      Net change in unrealized appreciation (depreciation) of Bonds............       313,116      (22,472)     153,167
                                                                                 ------------  ------------ -----------
         Net increase (decrease) in net assets resulting from operations.......       575,645      238,966      416,021
   Distributions to Unitholders from:
      Net investment income....................................................      (269,175)    (261,459)    (261,726)
      Bonds sale or redemption proceeds........................................             --            --            --
   Redemption of Units.........................................................       (35,970)      (3,379)      (1,715)
                                                                                 ------------  ------------ -----------
         Total increase (decrease).............................................       270,500      (25,872)     152,580
   Net asset value to Unitholders
      Beginning of period......................................................     4,250,780    4,521,280    4,495,408
                                                                                 ------------  ------------ -----------
      End of period (including undistributed net investment income of $78,599,
         $79,164 and $80,292, respectively)....................................   $ 4,521,280  $ 4,495,408  $ 4,647,988
                                                                                 ============  ============ ===========

        The accompanying notes are an integral part of these statements.

IM-IT AND QUALITY MULTI-SERIES 195
INSURED MUNICIPALS INCOME TRUST INTERMEDIATE                                         PORTFOLIO AS OF FEBRUARY 28, 1998
----------------------------------------------------------------------------------------------------------------------
                                                                                                        FEBRUARY 28,
                                                                                                            1998
 PORT-                                                                                    REDEMPTION       MARKET
 FOLIO      AGGREGATE                                                            RATING     FEATURE          VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)    NOTE 2)       (NOTE 1)
--------  ------------- ----------------------------------------------------------------------------------------------
   A     $       - 0 -  Tucson Airport Authority, Inc. (Arizona) Airport Revenue
                         Bonds, Refunding Series 1993 (MBIA Insured)
                         5.200% Due 06/01/02                                                              $      - 0 -
----------------------------------------------------------------------------------------------------------------------
   B           500,000  Massachusetts Health and Educational Facilities Authority
                         Revenue Bonds, Beverly Hospital Issue, Series F
                         (MBIA Insured)
                         5.100% Due 07/01/02                                     AAA                           516,205
----------------------------------------------------------------------------------------------------------------------
   C             - 0 -  School District of Philadelphia (Pennsylvania) General
                         Obligation Refunding Bonds, Series 1993A
                         (MBIA Insured)
                         5.100% Due 07/01/02                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   D           440,000  School District of Philadelphia (Pennsylvania) General Obligation
                         Refunding Bonds, Series 1993B (AMBAC Indemnity Insured)
                         190M - 5.100% Due 07/01/02                              AAA                           196,483
                         250M - 5.200% Due 07/01/03                              AAA                           259,875
----------------------------------------------------------------------------------------------------------------------
   E           535,000  State Public Works Board of the State of California, Lease
                         Revenue Refunding Bonds, Department of Corrections, Series
                         1993A (Various State Prisons) AMBAC Indemnity Insured
                         5.000% Due 12/01/02                                     AAA                           555,277
----------------------------------------------------------------------------------------------------------------------
   F           500,000  County of Alameda, California, 1993 Refunding Certificates of
                         Participation (Santa Rita Jail Project) MBIA Insured
                         5.125% Due 06/01/03                                     AAA                           520,250
----------------------------------------------------------------------------------------------------------------------
   G           395,000  Belknap County, New Hampshire, Gunstock Area Commission
                         General Obligation Refunding Bonds, Series 1993
                         (FGIC Insured)
                         5.300% Due 06/01/03                                     AAA                           413,794
----------------------------------------------------------------------------------------------------------------------
   H           175,000  Madison Elementary School District No. 38 of Maricopa County,
                         Arizona, General Obligation Refunding Bonds, Series 1993
                         (AMBAC Indemnity Insured)
                         0.000% Due 07/01/03                                     AAA                           140,245
----------------------------------------------------------------------------------------------------------------------
   I           500,000  Airport Authority of Washoe County (Reno, Nevada) Revenue
                         Bonds, Series 1993B (MBIA Insured)
                         5.300% Due 07/01/03                                     AAA                           521,745
----------------------------------------------------------------------------------------------------------------------
   J           380,000  Health, Educational and Housing Facilities Board of the County
                         of Shelby, Tennessee, Revenue Bonds, Series D (Lebonheur
                         Children's Medical Center, Inc.) MBIA Insured
                         5.200% Due 08/15/03**                                   AAA                           397,955
----------------------------------------------------------------------------------------------------------------------
   K           725,000  Franklin Township, Marion County (Indiana) Multiple School
                         Building Corporation, Refunding First Mortgage, Series 1993
                         (AMBAC Indemnity Insured)
                         5.300% Due 01/01/04                                     AAA                           755,820
----------------------------------------------------------------------------------------------------------------------
   L            75,000  Piedmont Municipal Power Agency (South Carolina) Electric
                         Revenue Refunding Bonds, Series 1991A (FGIC Insured)
                         5M - 6.250% Due 01/01/04**                              AAA                             5,497
                         70M - 6.250% Due 01/01/04                               AAA      2002 @ 102            75,761
         -------------                                                                                    ------------
         $   4,225,000                                                                                    $  4,358,907
         =============                                                                                    ============



----------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.
** The issuer of these Bonds has placed funds or securities in escrow against payment of the issue on the date or dates indicated.

IM-IT AND QUALITY MULTI-SERIES 195
CALIFORNIA INSURED MUNICIPALS INCOME TRUST INTERMEDIATE                              PORTFOLIO AS OF FEBRUARY 28, 1998
----------------------------------------------------------------------------------------------------------------------
                                                                                                        FEBRUARY 28,
                                                                                                            1998
 PORT-                                                                                    REDEMPTION       MARKET
 FOLIO      AGGREGATE                                                            RATING     FEATURE          VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)    NOTE 2)       (NOTE 1)
--------  ------------- ----------------------------------------------------------------------------------------------
   A     $     230,000  City of San Jose, California, Airport Revenue Refunding Bonds,
                         Series 1992 (MBIA Insured)
                         5.600% Due 03/01/02                                     AAA                      $    242,360
----------------------------------------------------------------------------------------------------------------------
   B             - 0 -  California Health Facilities Financing Authority, Insured
                         Hospital Revenue Bonds (Children's Hospital - San Diego)
                         Series 1993 (MBIA Insured)
                         5.000% Due 07/01/02                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   C           250,000  Palmdale Water District (Los Angeles County, California)
                         Certificates of Participation (Littlerock Dam Project) Series
                         1993A (MBIA Insured)
                         0M - 4.900% Due 10/01/02                                                                - 0 -
                         250M - 5.000% Due 10/01/03                              AAA      2002 @ 102           259,260
----------------------------------------------------------------------------------------------------------------------
   D           175,000  State of California, Various Purposes, General Obligation
                         Bonds (AMBAC Indemnity Insured)
                         5.375% Due 10/01/02                                     AAA                           184,125
----------------------------------------------------------------------------------------------------------------------
   E           150,000  San Diego County Regional Transportation Commission
                         (California) Sales Tax Revenue Bonds (Limited Tax Bonds)
                         Series 1991A (MBIA Insured)
                         0.000% Due 04/01/03**                                   AAA                           120,847
----------------------------------------------------------------------------------------------------------------------
   F           500,000  San Diego County Regional Transportation Commission
                         (California) Second Senior Sales Tax Revenue Bonds (Limited
                         Tax Bonds) Refunding Series 1993A (FGIC Insured)
                         5.000% Due 04/01/03                                     AAA                           516,730
----------------------------------------------------------------------------------------------------------------------
   G           500,000  County of Alameda, California, 1993 Refunding Certificates of
                         Participation (Santa Rita Jail Project) MBIA Insured
                         5.125% Due 12/01/03                                     AAA                           522,275
----------------------------------------------------------------------------------------------------------------------
   H           250,000  State Public Works Board of the State of California, Lease
                         Revenue Refunding Bonds (Department of Corrections)
                         Series 1993A (Various State Prisons Project) AMBAC
                         Indemnity Insured
                         5.100% Due 12/01/03                                     AAA                           260,169
         -------------                                                                                    ------------
         $   2,055,000                                                                                    $  2,105,766
         =============                                                                                    ============



----------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.
**The issuer of these Bonds has placed funds or securities in escrow against payment of the issue on the date or dates indicated.

IM-IT AND QUALITY MULTI-SERIES 195
CONNECTICUT INSURED MUNICIPALS INCOME TRUST                                          PORTFOLIO AS OF FEBRUARY 28, 1998
----------------------------------------------------------------------------------------------------------------------
                                                                                                        FEBRUARY 28,
                                                                                                            1998
 PORT-                                                                                    REDEMPTION       MARKET
 FOLIO      AGGREGATE                                                            RATING     FEATURE          VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)    NOTE 2)       (NOTE 1)
--------  ------------- ----------------------------------------------------------------------------------------------
   A     $     285,000  New Fairfield, Connecticut, Unlimited Tax - General Obligation
                         Bonds, Series 1993 (MBIA Insured)
                         5.300% Due 03/15/11                                     AAA                      $    301,083
----------------------------------------------------------------------------------------------------------------------
   B           165,000  State of Connecticut, General Obligation Capital Appreciation
                         Bonds (College Savings Plan) Series 1992A
                         0.000% Due 05/15/11                                     AA-                            86,996
----------------------------------------------------------------------------------------------------------------------
   C             - 0 -  State of Connecticut Health and Educational Facilities
                         Authority, Revenue Bonds, Connecticut College Issue, Series B
                         (MBIA Insured)
                         6.625% Due 07/01/11                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   D           500,000  South Central Connecticut, Regional Water Authority, Water
                         System Revenue Bonds, Eleventh Series (FGIC Insured)             2003 @ 102
                         5.750% Due 08/01/12                                     AAA      2009 @ 100 S.F.      524,095
----------------------------------------------------------------------------------------------------------------------
   E           470,000  State of Connecticut, Special Tax Obligation Bonds,
                         Transportation Infrastructure Purposes, Series 1992B
                         6.125% Due 09/01/12                                     AA-      2010 @ 100 S.F.      523,453
----------------------------------------------------------------------------------------------------------------------
   F           135,000  State of Connecticut Health and Educational Facilities
                         Authority, Revenue Bonds, Lawrence and Memorial Hospitals,
                         Series C (MBIA Insured)
                         6.250% Due 07/01/22                                     AAA      2002 @ 102 P.R.      148,491
----------------------------------------------------------------------------------------------------------------------
   G           400,000  State of Connecticut Health and Educational Facilities
                         Authority, Revenue Bonds, Manchester Memorial Hospital Issue,
                         Series D (MBIA Insured)                                          2003 @ 101
                         5.750% Due 07/01/22                                     AAA      2007 @ 100 S.F.      410,408
----------------------------------------------------------------------------------------------------------------------
   H           290,000  State of Connecticut Health and Educational Facilities
                         Authority, Revenue Bonds, Middlesex Hospital Issue, Series G     2002 @ 102
                         (MBIA Insured)                                                   2013 @ 100 S.F
                         6.250% Due 07/01/22                                     AAA      2002 @ 102 P.R.      318,980
----------------------------------------------------------------------------------------------------------------------
   I           475,000  Connecticut Housing Finance Authority, Housing Mortgage
                         Finance Program Bonds, Series 1993B                              2003 @ 102
                         6.300% Due 05/15/24                                     AA       2013 @ 100 S.F.      501,486
         -------------                                                                                    ------------
         $   2,720,000                                                                                    $  2,814,992
         =============                                                                                    ============



----------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.

IM-IT AND QUALITY MULTI-SERIES 195
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                                           PORTFOLIO AS OF FEBRUARY 28, 1998
----------------------------------------------------------------------------------------------------------------------
                                                                                                        FEBRUARY 28,
                                                                                                            1998
 PORT-                                                                                    REDEMPTION       MARKET
 FOLIO      AGGREGATE                                                            RATING     FEATURE          VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)    NOTE 2)       (NOTE 1)
--------  ------------- ----------------------------------------------------------------------------------------------
   A     $     330,000  The Board of Education of the Township of Hamilton School
                         District (Hamilton Township Public Schools) County of
                         Atlantic, New Jersey, Unlimited Tax- General Obligation School
                         Bonds, Series 1992 (FGIC Insured)
                         6.000% Due 12/15/13                                     AAA      2002 @ 102      $    348,229
----------------------------------------------------------------------------------------------------------------------
   B           100,000  New Jersey Economic Development Authority, Economic Recovery
                         Fund Bonds (State Contract Capital Appreciation) Series 1992A
                         (FSA Insured)
                         0.000% Due 03/15/14                                     AAA                            45,779
----------------------------------------------------------------------------------------------------------------------
   C            65,000  Edgewater New Jersey Municipal Utilities Authority (Bergen
                         County, New Jersey) Revenue Refunding - Sewer Capital
                         Appreciation Bonds, Series 1992 (MBIA Insured)
                         0.000% Due 11/01/14                                     AAA                            28,862
----------------------------------------------------------------------------------------------------------------------
   D           200,000  New Jersey State Transportation Corporation, Raymond
                         Plaza East, Inc., Certificates of Participation, Series 1991
                         (FSA Insured)                                                    2007 @ 101
                         6.500% Due 10/01/16                                     AAA      2007 @ 100 S.F.      221,450
----------------------------------------------------------------------------------------------------------------------
   E           620,000  The Salem County Improvement Authority (New Jersey) Revenue
                         Bonds (Correctional Facility and Court House Annex) Refunding
                         Series 1993 (AMBAC Indemnity Insured)                            2003 @ 102
                         5.700% Due 05/01/17                                     AAA      2013 @ 100 S.F.      639,865
----------------------------------------------------------------------------------------------------------------------
   F           650,000  Passaic Valley Sewerage Commissioners (New Jersey)
                         Sewer System Revenue Bonds, Series D (AMBAC
                         Indemnity Insured)                                               2002 @ 102
                         5.800% Due 12/01/18                                     AAA      2016 @ 100 S.F.      671,990
----------------------------------------------------------------------------------------------------------------------
   G           600,000  North Jersey District Water Supply Commission of the State of
                         New Jersey, Wanaque South Project, Revenue Refunding Bonds,
                         Series 1993 (MBIA Insured)                                       2003 @ 102
                         6.000% Due 07/01/21                                     AAA      2013 @ 100 S.F.      629,556
----------------------------------------------------------------------------------------------------------------------
   H           700,000  New Jersey Health Care Facilities Financing Authority, Revenue
                         Bonds, JFK Health Systems, Obligated Group Issue,
                         Series 1993 (FGIC Insured)                                       2003 @ 102
                         5.500% Due 07/01/23                                     AAA      2014 @ 100 S.F.      709,303
----------------------------------------------------------------------------------------------------------------------
   I           600,000  Housing and Urban Development Authority of the City of New
                         Brunswick, New Jersey, Lease Revenue Bonds, Series 1992
                         (MBIA Insured)                                                   2002 @ 102
                         5.750% Due 07/01/24                                     AAA      2013 @ 100 S.F       615,942
         -------------                                                                                    -------------
         $   3,865,000                                                                                    $  3,910,976
         =============                                                                                    ============



----------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.

IM-IT AND QUALITY MULTI-SERIES 195
OHIO INSURED MUNICIPALS INCOME TRUST                                                 PORTFOLIO AS OF FEBRUARY 28, 1998
----------------------------------------------------------------------------------------------------------------------
                                                                                                        FEBRUARY 28,
                                                                                                            1998
 PORT-                                                                                    REDEMPTION       MARKET
 FOLIO      AGGREGATE                                                            RATING     FEATURE          VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)    NOTE 2)       (NOTE 1)
--------  ------------- ----------------------------------------------------------------------------------------------
   A     $     560,000  Cuyahoga Heights Local School District, Ohio, School
                         Improvement Bonds, Series 1993 (General Obligation-
                         Unlimited Tax) MBIA Insured                                      2003 @ 102
                         5.700% Due 12/01/12                                     AAA      2007 @ 100 S.F. $    587,462
----------------------------------------------------------------------------------------------------------------------
   B           115,000  Berea City School District, Cuyahoga County, Ohio,
                         School Improvement Bonds, Series 1993 (AMBAC
                         Indemnity Insured)                                               2003 @ 102
                         5.625% Due 12/15/12                                     AAA      2010 @ 100 S.F.      120,112
----------------------------------------------------------------------------------------------------------------------
   C           200,000  County of Cuyahoga, Ohio, General Obligation Various Purpose
                         Refunding Bonds, Series 1993A (Unlimited Tax Obligation)
                         MBIA Insured
                         0.000% Due 10/01/13                                     AAA                            92,896
----------------------------------------------------------------------------------------------------------------------
   D           405,000  City of Cleveland, Ohio, Waterworks Improvement, First
                         Mortgage Refunding Revenue Bonds, Series F 1992-A
                         (AMBAC Indemnity Insured)                                        2002 @ 102
                         6.250% Due 01/01/15                                     AAA      2012 @ 100 S.F.      425,979
----------------------------------------------------------------------------------------------------------------------
   E           500,000  County of Clermont, Ohio, Hospital Facilities Revenue
                         Refunding Bonds, Series 1993B (Mercy Health System)
                         AMBAC Indemnity Insured                                          2003 @ 102
                         5.875% Due 09/01/15                                     AAA      2009 @ 100 S.F.      521,360
----------------------------------------------------------------------------------------------------------------------
   F           575,000  Crestview Local School District, Ohio, School Facilities
                         Improvement Bonds, Series 1993 (General Obligation-
                         Unlimited Tax) AMBAC Indemnity Insured                           2003 @ 102
                         5.700% Due 12/01/15                                     AAA      2004 @ 100 S.F.      595,091
----------------------------------------------------------------------------------------------------------------------
   G           650,000  Allen County, Ohio, Sewer System Revenue Bonds, Series 1993
                         (Governmental Enterprise Revenue Bonds) MBIA Insured             2002 @ 102
                         5.750% Due 12/01/18                                     AAA      2014 @ 100 S.F.      667,498
----------------------------------------------------------------------------------------------------------------------
   H           640,000  City of Zanesville, Ohio, General Obligation (Limited Tax)
                         Capital Facilities Improvement Bonds (MBIA Insured)              2002 @ 102
                         5.750% Due 12/01/18                                     AAA      2005 @ 100 S.F.      657,229
         -------------                                                                                    ------------
         $   3,645,000                                                                                    $  3,667,627
         =============                                                                                    ============



----------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.

IM-IT AND QUALITY MULTI-SERIES 195
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                                         PORTFOLIO AS OF FEBRUARY 28, 1998
----------------------------------------------------------------------------------------------------------------------
                                                                                                        FEBRUARY 28,
                                                                                                            1998
 PORT-                                                                                    REDEMPTION       MARKET
 FOLIO      AGGREGATE                                                            RATING     FEATURE          VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)    NOTE 2)       (NOTE 1)
--------  ------------- ----------------------------------------------------------------------------------------------
   A     $     550,000  Schuylkill Valley School District (Berks County, Pennsylvania)
                         General Obligation Bonds, Series 1993 (MBIA Insured)             2003 @ 100
                         5.850% Due 04/15/13                                     AAA      2010 @ 100 S.F. $    568,915
----------------------------------------------------------------------------------------------------------------------
   B           600,000  Pennsylvania Higher Education Facilities Authority
                         (Commonwealth of Pennsylvania) La Salle University
                         Revenue Bonds, Series 1993 (MBIA Insured)                        2003 @ 102
                         5.700% Due 05/01/14                                     AAA      2010 @ 100 S.F.      622,404
----------------------------------------------------------------------------------------------------------------------
   C           600,000  County of Erie, Pennsylvania, General Obligation Refunding
                         Bonds, Series 1993 (FGIC Insured)                                2003 @ 100
                         5.500% Due 09/01/16                                     AAA      2013 @ 100 S.F.      607,410
----------------------------------------------------------------------------------------------------------------------
   D           100,000  Northampton Borough Municipal Authority (Lehigh and
                         Northampton Counties, Pennsylvania) Water Revenue
                         Bonds, Series 1993 (AMBAC Indemnity Insured)                     2003 @ 100
                         6.150% Due 09/01/17                                     AAA      2013 @ 100 S.F.      104,380
----------------------------------------------------------------------------------------------------------------------
   E            70,000  Centre County Higher Education Authority (Pennsylvania)
                         Project Revenue Bonds, Series 1992A (Centre Medical
                         Science Building Project)  MBIA Insured
                         0.000% Due 04/01/18                                     AAA                            24,910
----------------------------------------------------------------------------------------------------------------------
   F            70,000  County of Berks, Pennsylvania, General Obligation Bonds,
                         Second Series of 1992 (FGIC Insured)
                         0.000% Due 11/15/20**                                   AAA                            21,766
----------------------------------------------------------------------------------------------------------------------
   G           500,000  Lehigh County (Pennsylvania) Industrial Development Authority,
                         Pollution Control Revenue Refunding Bonds, Series 1992A
                         (Pennsylvania Power and Light Company Project)
                         MBIA Insured
                         6.400% Due 11/01/21                                     AAA      2002 @ 102           530,650
----------------------------------------------------------------------------------------------------------------------
   H           600,000  Allegheny County Hospital Development Authority (Pennsylvania)
                         Health Center Revenue Refunding Bonds, Series 1992B
                         (Presbyterian University Health System, Inc. Project)
                         MBIA Insured                                                     2002 @ 102
                         6.000% Due 11/01/23                                     AAA      2013 @ 100 S.F.      622,848
----------------------------------------------------------------------------------------------------------------------
   I           650,000  Downingtown Municipal Water Authority, Chester County,
                         Pennsylvania, Guaranteed Water Revenue Bonds, Series
                         1993A (AMBAC Indemnity Insured)                                  2003 @ 100
                         5.900% Due 09/01/25                                     AAA      2017 @ 100 S.F.      668,194
----------------------------------------------------------------------------------------------------------------------
   J           700,000  Pennsylvania Higher Educational Facilities Authority, Temple
                         University Revenue Bonds, First Series of 1991
                         (MBIA Insured)                                                   2001 @ 100
                         5.750% Due 04/01/31                                     AAA      2022 @ 100 S.F.      704,683
         -------------                                                                                    ------------
         $   4,440,000                                                                                    $  4,476,160
         =============                                                                                    ============



----------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.
** The issuer of these Bonds has placed funds or securities in escrow against payment of the issue on the date or dates indicated.

IM-IT AND QUALITY MULTI-SERIES 195
INVESTORS' QUALITY TAX-EXEMPT TRUST, AMT SERIES                                      PORTFOLIO AS OF FEBRUARY 28, 1998
----------------------------------------------------------------------------------------------------------------------
                                                                                                        FEBRUARY 28,
                                                                                                            1998
 PORT-                                                                                    REDEMPTION       MARKET
 FOLIO      AGGREGATE                                                            RATING     FEATURE          VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)    NOTE 2)       (NOTE 1)
--------  ------------- ----------------------------------------------------------------------------------------------
   A     $     385,000  Murfreesboro Housing Authority (Tennessee) Multifamily Housing
                         Revenue Bonds (Westbrooks Towers Project) Series 1993            2003 @ 102
                         5.875% Due 01/15/10                                      A       2004 @ 100 S.F. $    392,735
----------------------------------------------------------------------------------------------------------------------
   B           500,000  New York City, New York, Unlimited Tax-General Obligation
                         Bonds, Series 1993A Refunding
                         6.500% Due 08/01/14                                    BBB+      2002 @ 101.50        533,185
----------------------------------------------------------------------------------------------------------------------
   C           500,000  Chicago, Illinois, O'Hare International Airport, General
                         Airport Revenue Bonds, Series 1992A (Subject to Alternative
                         Minimum Tax)                                                     2002 @ 102
                         6.000% Due 01/01/18                                     A+       2013 @ 100 S.F.      507,310
----------------------------------------------------------------------------------------------------------------------
   D             - 0 -  Tom Green County Health Facilities Development Corporation
                         (Texas) Hospital Revenue Bonds (Angelo Community Hospital
                         Project) Series 1993
                         6.050% Due 01/01/18                                                                     - 0 -
----------------------------------------------------------------------------------------------------------------------
   E           355,000  City of Mount Sterling, Kentucky, Kentucky League of
                         Cities Funding Trust, Lease Program Revenue Bonds,
                         Series 1993A
                         6.200% Due 03/01/18                                     Aa*      2003 @ 102           367,940
----------------------------------------------------------------------------------------------------------------------
   F           400,000  Morristown Housing Development Corporation (Tennessee)
                         Multi-Family Housing Revenue Refunding Bonds, Series 1993
                         (Elizabethtown Series)                                           2003 @ 102
                         6.250% Due 05/01/18                                     AAA      2008 @ 100 S.F.      411,456
----------------------------------------------------------------------------------------------------------------------
   G           150,000  Metropolitan Pier and Exposition Authority (Illinois)
                         Dedicated State Tax Revenue Bonds (McCormick Place
                         Expansion Project) Series 1992A (FGIC Insured)
                         0.000% Due 06/15/18                                     AAA                            51,776
----------------------------------------------------------------------------------------------------------------------
   H           210,000  The Industrial Development Board of Loudon County (Tennessee)
                         Solid Waste Disposal Revenue Bonds (Kimberly-Clark Corporation
                         St. Project) Series 1993 Subject to Alternative Minimum Tax
                         6.200% Due 02/01/23                                     AA       2003 @ 102           219,036
----------------------------------------------------------------------------------------------------------------------
   I           500,000  Hospital Authority of Savannah, Georgia, Revenue Bonds,
                         Joseph's Hospital Project, Series 1993                           2003 @ 102
                         6.200% Due 07/01/23                                     A2*      2013 @ 100 S.F.      524,405
----------------------------------------------------------------------------------------------------------------------
   J           500,000  New Hampshire Higher Educational and Health Facilities
                         Authority, Healthcare Revenue Bonds, Exeter
                         Hospital/Healthcare Issue, Series 1993                           2002 @ 102
                         6.000% Due 10/01/23                                      A       2014 @ 100 S.F.      514,330
----------------------------------------------------------------------------------------------------------------------
   K           500,000  Rhode Island Housing and Mortgage Finance Corporation,
                         Homeownership Opportunity Bonds, Series 5 (Subject to
                         Alternative Minimum Tax)                                         2003 @ 102
                         6.400% Due 04/01/24                                     AA+      2013 @ 100 S.F.      512,850
----------------------------------------------------------------------------------------------------------------------
   L           230,000  New York State Energy Research and Development Authority,
                         Electric Facilities Revenue Bonds, Series 1993A (Consolidated
                         Edison Company of New York, Inc. Project) Subject to
                         Alternative Minimum Tax
                         6.000% Due 03/15/28                                     A+       2003 @ 102           236,440
----------------------------------------------------------------------------------------------------------------------

IM-IT AND QUALITY MULTI-SERIES 195
INVESTORS' QUALITY TAX-EXEMPT TRUST, AMT SERIES                       PORTFOLIO AS OF FEBRUARY 28, 1998 (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
                                                                                                        FEBRUARY 28,
                                                                                                            1998
 PORT-                                                                                    REDEMPTION       MARKET
 FOLIO      AGGREGATE                                                            RATING     FEATURE          VALUE
 ITEM       PRINCIPAL   NAME OF ISSUER, TITLE, INTEREST RATE AND MATURITY DATE  (NOTE 2)    NOTE 2)       (NOTE 1)
--------  ------------- ----------------------------------------------------------------------------------------------
   M     $     300,000  Wyoming Community Development Authority, Single Family
                         Mortgage Bonds, Series 1993A (Federally Insured Or
                         Guaranteed Mortgage Loans)                                       2003 @ 102
                         6.100% Due 06/01/33                                     AA       2024 @ 100 S.F. $    304,368
         -------------                                                                                    ------------
         $   4,530,000                                                                                    $  4,575,831
         =============                                                                                    ============



----------------------------------------------------------------------------------------------------------------------
The accompanying notes are an integral part of these statements.

                         INSURED MUNICIPALS INCOME TRUST
            AND INVESTORS' QUALITY TAX-EXEMPT TRUST, MULTI-SERIES 195
                          NOTES TO FINANCIAL STATEMENTS
                FEBRUARY 29, 1996 AND FEBRUARY 28, 1997 AND 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator, American Portfolio Evaluation Services (a division of an affiliate of the Sponsor). The Evaluator may determine the value of the Bonds (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by each of the Trusts, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above. The Connecticut IM-IT Trust maintains insurance which provides for the timely payment when due, of all principal and interest on Bonds owned by it. Except in cases in which Bonds are in default, or significant risk of default, the valuation of the Bonds in such Trusts does not include any value attributable to this insurance feature since the insurance terminates as to any Bond at the time of its disposition.

   Security Cost - The original cost to each of the Trusts (IM-IT Intermediate, California IM-IT Intermediate, Connecticut IM-IT, New Jersey IM-IT, Ohio IM-IT, Pennsylvania IM-IT and National Quality AMT) was based on the determination by Interactive Data Corporation of the offering prices of the Bonds on the date of deposit (April 1, 1993). Since the valuation is based upon the bid prices, such Trusts (IM-IT Intermediate, California IM-IT Intermediate, Connecticut IM-IT, New Jersey IM-IT, Ohio IM-IT, Pennsylvania IM-IT and National Quality AMT) recognized downward adjustments of $44,680, $22,908, $22,370, $29,808, $28,346,
$34,642 and $34,826, respectively, on the date of deposit resulting from the difference between the bid and offering prices. These downward adjustments were included in the aggregate amount of unrealized depreciation reported in the financial statements for each Trust for the period ended February 28,1994.

   Federal Income Taxes - The Trust is not taxable for Federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of such Trust and, accordingly, no provision has been made for Federal income taxes.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO
   Ratings - The source of all ratings, exclusive of those designated N/R or * is Standard & Poor's, A Division of the McGraw-Hill Companies. Ratings marked * are by Moody's Investors Service, Inc. as these Bonds are not rated by Standard & Poor's, A Division of the McGraw-Hill Companies. N/R indicates that the Bond is not rated by Standard & Poor's, A Division of the McGraw-Hill Companies or Moody's Investors Service, Inc. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in Part Two.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the Federal tax effect on Unitholders of such redemptions and resultant distributions, see paragraph (3) under "Federal Tax Status of the Trusts" and "Annual Unit Income and Estimated Current Returns" in Part Two.

NOTE 2 - PORTFOLIO (CONTINUED)
   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on the Bonds in the IM-IT Intermediate, California IM-IT Intermediate, Connecticut IM-IT, New Jersey IM-IT, Ohio IM-IT and Pennsylvania IM-IT Trusts has been obtained by the Trusts or by one of the Preinsured Bond Insurers (as indicated in the Bond name). Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer. Insurance expense for the period reflects adjustments for redeemed or sold Bonds.

   An Accounting and Auditing Guide issued by the American Institute of Certified Public Accountants states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable value in the absence of default of the underlying Bonds or indication of the probability of such default. In the opinion of the Evaluator, there is no indication of a probable default of Bonds in the portfolio as of the date of these financial statements.

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at February 28, 1998 is as follows:

                                                     CALIFORNIA
                                      IM-IT             IM-IT          CONNECTICUT   NEW JERSEY
                                  INTERMEDIATE      INTERMEDIATE          IM-IT        IM-IT
                                      TRUST             TRUST             TRUST        TRUST
                                     --------         --------          --------      --------
Unrealized Appreciation              $235,551         $120,530          $152,209      $168,854
Unrealized Depreciation                  --               --                --            --
                                     --------         --------          --------      --------
                                     $235,551         $120,530          $152,209       168,854
                                     ========         ========          ========      ========
                                                                        NATIONAL
                                     OHIO          PENNSYLVANIA         QUALITY
                                     IM-IT            IM-IT               AMT
                                     TRUST            TRUST              TRUST
                                    --------         --------           --------
Unrealized Appreciation             $141,232         $155,447           $191,633
Unrealized Depreciation                 --               --                 --
                                    --------         --------           --------
                                    $141,232         $155,447           $191,633
                                    ========         ========           ========

NOTE 3 - OTHER
   Marketability - Although it is not obligated to do so, the Sponsor intends to maintain a market for Units and to continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of each Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 3.9% of the public offering price which is equivalent to 4.058% of the aggregate offering price of the Bonds for the IM-IT Intermediate and California IM-IT Intermediate Trusts and 4.9% of the public offering price which is equivalent to 5.152% of the aggregate offering price of the Bonds for the remaining Trusts. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.0% of the public offering price (1.010% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 5.40% of the public offering price (5.708% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twenty-one or more years to average maturity.

   Compensation of Evaluator - The Evaluator receives a fee for providing portfolio supervisory services for each of the Trusts ($.25 per Unit, not to exceed the aggregate cost of the Evaluator for providing such services to all applicable Trusts). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index.


NOTE 4 - REDEMPTION OF UNITS
   Units were presented for redemption as follows:

                                                                 YEARS ENDED
                                    FEBRUARY 29, 1996          FEBRUARY 28, 1997         FEBRUARY 28, 1998
                                   -------------------        -------------------       -------------------
   IM-IT Intermediate Trust                456                        613                       421
   California IM-IT Intermediate Trust     263                        460                       152
   Connecticut IM-IT Trust                 111                        185                       174
   New Jersey IM-IT Trust                   29                         43                        24
   Ohio IM-IT Trust                         44                        144                        44
   Pennsylvania IM-IT Trust                 10                         12                        33
   National Quality AMT Trust               42                          4                         2



NATIONAL AND STATE INVESTORS' QUALITY
TAX-EXEMPT TRUST

PROSPECTUS

Part Two

In the opinion of counsel, interest to each Trust and to Unitholders, with certain exceptions, is excludable under existing law from gross income for Federal income taxes. In addition, except for the National Trust, the interest income of each Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Capital gains, if any, are subject to Federal tax.

INTRODUCTION

The Fund. The objectives of the Fund are Federal and, in the case of a State Trust, state tax-exempt income and conservation of capital through an investment in a diversified portfolio of tax-exempt bonds. There is, of course, no guarantee that the Fund's objectives will be achieved.The Fund consists of a series of separate National and State unit investment trusts, some of which may be included in various series of Investors' Quality Tax-Exempt Trust, Multi-State or Multi-Series. The various trusts collectively are referred to hereinas the "Trusts" . The "National Trusts" include various series of The First National Dual Series Tax-Exempt Bond Trust (Income Trust), Investors' Municipal-Yield Trust and Investors' Quality Tax-Exempt Trust and the other Trusts are collectively referred to herein as the "State Trusts" . Each Trust consists of interest-bearing obligations (the "Bonds" or "Securities" ) issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income tax under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. All the Securities deposited in each Trust were rated "A" or better by Standard & Poor's, A Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's" ) or "A" or better by Moody's Investors
Service, Inc.

Public Offering Price. The secondary market Public Offering Price of each Trust will include the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, accrued interest and Purchased Interest, if any. If the Securities in each Trust were available for direct purchase by investors, the purchase price of the Securities would not include the sales charge included in the Public Offering Price of the Units.

Estimated Current Return and Estimated Long-Term Return. The Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the bid price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price.

Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, the inability of the issuer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Bonds. See "Risk Factors" . Units of the Trusts are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency and involve investment risk, including the possible loss of principal.

NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE

Both parts of this Prospectus should be retained for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated as of the date of the Prospectus Part I accompanying this Prospectus Part II.

Van Kampen American Capital

DESCRIPTION OF THE FUND

Each series of the Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement" ), dated the Date of Deposit, between Van Kampen American Capital Distributors, Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., as Evaluator, and The Bank of New York, as Trustee, or their respective predecessors.

The Fund consists of the various series of the National Trust and the State Trusts, each of which contains a portfolio of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax under existing law but may be subject to state and local taxes. All issuers of Securities in a State Trust are located in the state for which such Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to such issuers, the related interest earned on such Securities is exempt to the extent indicated from state and local taxes of such State. Interest on certain Bonds in the National Quality AMT Trust will be a preference item for purposes of the alternative minimum tax. Accordingly, the National Quality AMT Trust may be appropriate only for investors who are not subject to the alternative minimum tax. Unless otherwise terminated as provided therein, the Trust Agreement for each Trust will terminate at the end of the calendar year prior to the fiftieth anniversary of its execution (except for the Short Term Trusts in which case the termination date is at the end of the calendar year prior to the sixth anniversary of its execution). The portfolio of any State Trust or National Quality Trust consists of Bonds maturing approximately 15 to 40 years from the Date of Deposit.

Certain of the Bonds in certain of the Trusts are "zero coupon" bonds.
Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. See Part One of this Prospectus.

Each Unit of each Trust represents a fractional undivided interest in the principal and net income of such Trust. To the extent that any Units of a Trust are redeemed by the Trustee, the fractional undivided interest in such Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

SECURITIES SELECTION

In selecting Securities for the Trusts the following factors, among others, were considered by the Sponsor: (a) either the Standard & Poor's ("
Standard & Poor's" ) rating of the Securities was in no case less than "
A-" or the Moody's Investors Service, Inc. rating of the Securities was in no case less than "A" including provisional or conditional ratings, respectively, or, if not rated, the Securities had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by a Trust (see "Description of Securities Ratings" ), (b) the prices of the Securities relative to other bonds of comparable quality and maturity and (c) the diversification of Securities as to purpose of issue and location of issuer. Subsequent to the Date of Deposit, a Security may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of such Security from the portfolio of a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Security (see "Portfolio Administration" ).

To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any Securities which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Securities in the Fund. Such litigation, as, for ex ample, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Security on the date of issuance to the effect that such Securities have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Securities.

RISK FACTORS

The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. See "General" for each Trust in Part I of this Prospectus. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

Certain of the Bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by the Trust, the Sponsor at the Date of Deposit was not aware that any of the respective issuers of such Bonds were actively considering the redemption of such Bonds prior to their respective stated initial call dates.

Certain of the Bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

Certain of the Bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in the portfolio to make payments of principal and/or interest on such Bonds.

Certain of the Bonds may be industrial revenue bonds ("IRBs" ). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected.

Certain of the Bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

Certain of the Bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations" ). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation lease is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

Certain of the Bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the State constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of " college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Certain of the Bonds may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in such a Trust prior to the stated maturity of the Bonds.

BOND REDEMPTIONS

Because certain of the Bonds in certain of the Trusts may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that any Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

Certain of the Bonds in certain of the Trusts may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See "Trust Portfolio" and note (3) in "Notes to Portfolio" in Part One of this Prospectus. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

DISTRIBUTIONS

General. Distributions of interest received by a Trust, pro rated on an annual basis, will be made on a monthly basis unless the Unitholder has elected to receive them semi-annually. Distributions of funds from the Principal Account, if any, will be made on a semi-annual basis, except under certain special circumstances. See "Distributions of Interest and Principal" below.
Record dates for monthly distributions for each Trust are the tenth day of each month and record dates for quarterly and semi-annual distributions for each Trust are the tenth day of the months indicated under "Per Unit Information" in Part One of this Prospectus. Distributions are made on the fifteenth day of the month subsequent to the respective record dates. Unitholders of the Short Term Trusts will only receive distributions semi-annually with record dates being May 10 and November 10 of each year. Unitholders of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 will receive distributions of income and principal, if any, on a monthly basis.

Change of Distribution Option. The plan of distribution selected by a Unitholder remains in effect until changed. Unitholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders may change the plan of distribution in which they are participating. For the convenience of Unitholders, the Trustee will furnish a card for this purpose; cards may also be obtained upon request from the Trustee. Unitholders desiring to change their plan of distribution may so indicate on the card and return it, together with their certificate and such other documentation that the Trustee may then require, to the Trustee. Certificates should only be sent by registered or certified mail to minimize the possibility of their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective for all subsequent distributions.

Distributions of Interest and Principal. Interest received by each Trust, including that part of the proceeds of any disposition of Securities which represents Purchased Interest, if any, and/or accrued interest, is credited by the Trustee to the Interest Account for the appropriate Trust. Other receipts are credited to the Principal Account for the appropriate Trust. All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account of a Trust will be computed as of the semi-annual record date and distributions to the Unitholders as of such record date will be made on or shortly after the twenty-fifth day of such month. For Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 such computation and distribution will occur monthly. Proceeds received from the disposition of any of the Securities after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in any Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit.

The distribution to the Unitholders of a Trust as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholder's pro rata share of the Estimated Net Annual Interest Income in the Interest Account of such Trust after deducting estimated expenses attributable as is consistent with the distribution plan chosen. Only monthly distributions will be available for Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246. Because interest payments are not received by a Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to such Interest Account as of the record date. For the purpose of minimizing fluctuations in the distributions from an Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, for any such advances from funds in the applicable Interest Account on the ensuing record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution. Only monthly distributions will be available for Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246. As of the tenth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of each Trust. The Trustee also may withdraw from said Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of each Trust. Amounts so withdrawn shall not be considered a part of each Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

CERTIFICATES

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of each Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor unless a Unitholder or the Unitholder's registered broker-dealer makes a written request to the Trustee that ownership be in book entry form. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced as a certificate, by presentation and surrender of such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign such written request, or such certificate transfer instrument exactly as his name appears on the records of the Trustee, and on the face of any certificate representing Units to be transferred, with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP" ) or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Certificates for Units will bear appropriate notations on their face indicating which plan of distribution has been selected in respect thereof. If a change in the plan of distribution is made, the existing certificate must be surrendered to the Trustee and a new certificate will be issued, at no charge to the Unitholder, to reflect the currently effective plan of distribution.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued (other than as a result of a change in plan of distribution) or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

ESTIMATED CURRENT RETURNS AND ESTIMATED LONG-TERM RETURNS

As of the opening of business on the date indicated therein, the Estimated Current Returns, and the Estimated Long-Term Returns for each Trust under the monthly, quarterly, if applicable, and semi-annual distribution plans were as set forth under "Per Unit Information" for the applicable Trust in Part One of this Prospectus. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest for those series which contain Purchased Interest; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only Net Annual Interest Income and Public Offering Price.

ACCRUED INTEREST

Accrued Interest (Accrued Interest to Carry) Accrued interest to carry is included in the Public Offering Price for Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

Purchased and Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest.

Purchased Interest. Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in Part One of this Prospectus for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

Accrued Interest. Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reasons, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

As indicated in "Purchased Interest" , accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account subsequent to the First Settlement Date. See "DistributionsDistribution of Interest and
Principal."

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

Accrued Interest. Included in the Public Offering Price for Insured Municipal Income Trust and Investors Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although the Trust accrues such interest daily. Because of this, the Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of the Trust the amount, if any, of accrued interest paid on their Units.

In an effort to reduce the amount of accrued interest which would otherwise have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date. See "Public Offering--Distributions of Interest and Principal."

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

PUBLIC OFFERING PRICE

Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the Securities in each Trust, an applicable sales charge as determined in accordance with the tale set forth below, which is based upon the estimated long term return life of each Trust, cash, if any, in the Principal Account held or owned by such Trust, accrued interest and Purchased Interest, if any. For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or are subject to redemption at an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender" , in which case such mandatory tender will be deemed to be the date upon which they mature.

The effect of this method of sales charge computation will be that different sales charge rates will be applied to each Trust based upon the estimated long term return life of such Trust's Portfolio, in accordance with the following schedule:


Years To Maturity   Sales Charge   Years To Maturity   Sales Charge
                1         1.010%                  12         4.712%
                2         1.523                   13         4.822
                3         2.041                   14         4.932
                4         2.302                   15         5.042
                5         2.564                   16         5.152
                6         2.828                   17         5.263
                7         3.093                   18         5.374
                8         3.627                   19         5.485
                9         4.167                   20         5.597
               10         4.384             21 to 30         5.708
               11         4.603

The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the Securities in a Trust. Expressed as a percent of the Public Offering Price (excluding Purchased Interest for those Trusts which contain Purchased Interest), the sales charge on a Trust consisting entirely of a portfolio of Bonds with 15 years to maturity would be 4.80%.

Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons (collectively referred to herein as "related purchasers" )) of Van Kampen American Capital Distributors,
Inc. and its affiliates and Underwriters and their affiliates may purchase Units at the Public Offering Price less the applicable underwriting commission or less the applicable dealer concession in the absence of an underwriting commission and employees, officers and directors (including related purchasers) of dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

Purchasers of units of any two consecutive series of a Trust may aggregate purchases of units of such series for purposes of the sales charge reduction for quantity purchases described in the table above, provided that at the time of the initial purchase of units of such purchaser submitted a purchase order for at least 100 units that was partially unfulfilled due to a lack of units of such Trust series available for sale at such time. The sales charge reduction shall be applied to the subsequent purchase of units such that the aggregate sales charge reduction applicable to both purchases will equal the amount described in the table above.

For secondary market sales, the Public Offering Price per Unit is equal to the aggregate bid price of the Securities in the Trust plus an amount equal to the applicable secondary market sales charge expressed as a percentage of the aggregate bid price of the Securities plus Purchased Interest for those trusts which contain Purchased Interest and dividing the sum so attained by the number of Units then outstanding. This computation produced a gross commission equal to such sales charged expressed as a percentage of the Public Offering Price.

For secondary market purposes an appraisal and adjustment with respect to a Trust will be made by the Evaluator as of the Evaluation Time on days in which the New York Stock Exchange is open for each day on which any Unit of such Trust is tendered for redemption, and it shall determine the aggregate value of any Trust as of the Evaluation Time at such other times as may be necessary.

The aggregate price of the Securities in each Trust has been and will be determined on the basis of bid prices as follows: (a) on the basis of current market prices for the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (b) if such prices are not available for any particular Securities, on the basis of current market prices for comparable bonds; (c) by causing the value of the Securities to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the Securities will generally fluctuate with changes in market interest rates.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Redemption of Units" below for information regarding the ability to redeem Units ordered for purchase.

MARKET FOR UNITS

Although they are not obligated to do so, the Sponsor intends to, and certain of the dealers may, maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid prices of the Securities in the portfolio of each Trust plus Purchased Interest, if any, plus interest accrued to the date of settlement and plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor and/or the dealers may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder of any Trust desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Securities in the portfolio of such Trust plus Purchased Interest, if any, and any accrued interest. The aggregate bid prices of the underlying Securities in a Trust are expected to be less than the related aggregate offering prices. See "Redemption of Units" below. A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

REINVESTMENT OPTION

Unitholders of all unit investment trusts sponsored by Van Kampen American Capital Distributors, Inc., may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any Van Kampen American Capital mutual funds (except for B shares) which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds" .

Each Reinvestment Fund has investment objectives which differ in certain respects from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value as described above.

Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions of his or her Units in cash by notifying the Trustee in writing at any time prior to five days before the next distribution date. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

REDEMPTION OF UNITS

A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286 of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered by the person seeking redemption or satisfactory indemnity provided. No redemption fee will be charged. On the third business day following such tender, the Unitholder will receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold 20% of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, such Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

Purchased Interest, if any, and accrued interest paid on redemption shall be withdrawn from the Interest Account of such Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts will be withdrawn from the Principal Account of such Trust. The Trustee is empowered to sell underlying Securities of a Trust in order to make funds available for redemption. Units so redeemed shall be cancelled.

The Redemption Price per Unit will be determined on the basis of the bid price of the Securities in each Trust as of the Evaluation Time on days of trading on the New York Stock Exchange on the date such determination is made. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in each Trust on the basis of (i) the cash on hand in such Trust or moneys in the process of being collected, (ii) the value of the Securities in such Trust based on the bid prices of the Securities therein, (iii) Purchased Interest, if any, and (iv) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust and (b) the accrued expenses of such Trust. The Evaluator may determine the value of the Securities in each Trust by employing any of the methods set forth in "Public Offering
Price."

The price at which Units may be redeemed could be less than the price paid by the Unitholder. As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size and diversity of the affected Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in a Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

REPORTS PROVIDED

The Trustee shall furnish Unitholders of a Trust in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. For as long as the Sponsor deems it to be in the best interests of the Unitholders, the accounts of each Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Sponsor or Trustee to Unitholders of the respective Trusts upon request. Within a reasonable period of time after the end of each calendar year, the Sponsor or Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder of a Trust a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities) and the percentage of such interest by states in which the issuers of the Securities are located, the amount of Purchased Interest, if any, deductions for applicable taxes and for fees and expenses of such Trust, for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trustee and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

Each distribution statement will reflect pertinent information in respect of the other plan or plans of distribution so that Unitholders may be informed regarding the results of such other distribution option or options.

FEDERAL TAX STATUS OF EACH TRUST

At the time of the closing for each Trust, Chapman and Cutler, Counsel for the Sponsor, rendered an opinion under then existing law, substantially to the effect that:

(1)Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code" ) will retain its status when distributed to Unitholders;
however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax" ), as noted below;

(2)Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost;

(3)Any proceeds paid under an insurance policy or policies dated the Date of Deposit, issued to an Insured Trust by AMBAC Indemnity, Financial Guaranty or a combination thereof with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations; and

(4)Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its " adjusted issue price" ) to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

"The Revenue Reconciliation Act of 1993" (the "Tax Act" ) subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). " Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in the Fund. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. However, the Superfund Tax could be extended retroactively. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. The U.S. Treasury Department has proposed extending the financial institution rules to all corporations. Investors with questions regarding this issue should consult with their tax advisers.

In the case of certain of the Bonds in the Fund, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludible from Federal gross income, although interest on such Bonds received by others would be excludible from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

In the opinion of Kroll & Tract LLP, special counsel to the Fund for New York tax matters, under existing law, the Fund and each Trust are not associations taxable as corporations and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

All statements of law in the Prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinions of counsel and are to be so construed.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%, effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains (which are defined as net long-term capital gain over net short-term capital loss for a taxable year) are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Section 86 of the Code, in general, provides that 50% of Social Security benefits are includible in gross income to the extent that the sum of " modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount" . The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount."
 The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

For a discussion of the state tax status of income earned on Units of a Trust, see "Tax Status" for the applicable Trust. Except as noted therein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

RISK FACTORS AND STATE TAX STATUS OF STATE TRUSTS

The information below describes some of the more significant events relating to the various State Trusts and sets forth the tax status of each State Trust under applicable state law. The Sponsor makes no representation regarding the accuracy or completion of the information, but believes it to be complete and has itself relied upon such information. The portfolio of each State Trust consists of obligations issued by entities located in such state or in the Commonwealth of Puerto Rico.

Prospective investors should study with care the portfolio of Bonds in a Trust and should consult with their investment advisors as to the merits of particular issues in a portfolio.

Alabama Trusts

Alabama Economy. Alabama's economy has experienced a major trend toward industrialization over the past two decades. By 1990, manufacturing accounted for 26.7% of Alabama's Real Gross State Product (the total value of goods and services produced in Alabama). During the 1960s and 1970s, the State's industrial base became more diversified and balanced, moving away from primary metals into pulp and paper, lumber, furniture, electrical machinery, transportation equipment, textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets.

Among several leading manufacturing industries have been pulp and papers and chemicals. In recent years, Alabama has ranked as the fifth largest producer of timber in the nation. The State's growing chemical industry has been the natural complement of production of wood pulp and paper. Mining, oil and gas production and service industries are also important to Alabama's economy. Coal mining is by far the most important mining activity.

From 1995-96, total farm and forestry receipts were over $4.1 billion. Cash receipts from farm commodities totaled $2.91 billion, a slight decrease from $2.95 billion in 1994-95. The top five commodities for cash receipts were (1) poultry, (2) cattle and calves, (3) cotton, (4) nursery, sod, and greenhouse products, and (5) peanuts. Combined, they accounted for approximately 85% of the total receipts. Poultry made up almost 60% of the total cash receipts.

Principal crops in Alabama during 1995-96 were cotton, corn, soybeans, peanuts, and wheat. Alabama ranked third in broiler production, third in peanuts, and 11th in cotton production.

Employment. Preliminary data show total nonagricultural employment as of January 1997 was 1.823 million (all data not seasonally adjusted). This is an increase of 28,900 from January 1996. The unemployment rate as of January 1997 was 4.4%, much lower than its 5.8% rate in January 1996. The national unemployment rate was 5.9% and 6.3% in January of 1997 and January 1996, respectively.

The Alabama economy created almost 27,000 new jobs in 1996, with the trade and services sector contributing almost 57% of these. In contrast, the manufacturing sector lost approximately 5,000 jobs, with all of the losses occurring in nondurable goods production. Slower job growth in 1997 is consistent with national trends. Nevertheless, the Alabama economy should still add about 20,500 new jobs in 1997. Although overall manufacturing jobs losses will continue, jobs should be added in nonelectrical and electrical machinery manufacturing.

Business services and health care services will contribute the largest share of new jobs in 1997. The state should also gain some employment from the Mercedes-Benz plant and its related industries. However, job losses in defense-related industries may offset some of this growth. Some construction-related industries (lumber; stone, clay, and glass; and fabricated metals) are expected to add jobs in 1997. These new jobs will be indirect effects of the opening of the Mercedes-Benz plant and its suppliers.

The service-producing industry is the largest industry, consisting of 73.6% of total nonagricultural employment in 1996. The manufacturing industry, the largest goods-producing industry, made up 21% of total wage and salary employment in 1996. Manufacturing accounts for 23% of the total output created in the state. Remaining total nonagricultural employment in 1996 consisted of service 22.4%, trade 23.1%, government 18.9%, transportation, communications, and public utilities 4.9%, construction 4.8%, finance, insurance and real estate 4.3%, and mining 0.6%.

Real wage and salary income in the state will grow only 1.2% in 1997, down significantly from the 1996 real growth rate of 1.8%. During the last two years, Alabama has been one of the ten slowest growing states in terms of income. One of the major reasons for this slow growth has been the continuing changes in the state's economic structure; Alabama has created more jobs in trade and services than in manufacturing. Average wages are higher in manufacturing than in trade and services.

Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations. Such difficulties could affect the market value of the bonds held by the Alabama Trust and thereby adversely affect Unitholders.

In the fiscal year ended September 30, 1996, total tax revenues in the state grew by 2.7%, an increase of $129.8 million. Total tax collections from all sources equaled $4.997 billion. Income taxes accounted for approximately 41% of total revenues. Sales taxes were the second largest source of revenue, contributing about 26% of the total.

For fiscal year 1996-97, total tax revenues are forecast to increase by 2.3%. Revenues will increase $114 million, down from $129.8 million in fiscal year 1996. A nominal growth rate of 2.3% translates into a real decrease of 0.5% based upon projected inflation rates. Income taxes (individual and corporate combined) are expected to grow by 5%, down slightly from the 5.3% rate of fiscal year 1995-96. Sales taxes are expected to increase 3.5% in fiscal year 1997, down from the 5.5% growth of the previous fiscal year.

Most income and sales tax revenues in Alabama are "earmarked" for the Education Trust Fund. The Education Trust Fund in fiscal year 1995- 96 increased by 5% and net receipts totaled $3,346.5 million. Expenditures and encumbrances in the Education Trust Fund were $3,345.6 million. The balance in the Education Trust Fund at the end of fiscal year 1995-96 was $24.61 million.

Estimated net receipts in the Education Trust Fund for fiscal years 1996-97 and 1997-98 are $3,530 million and $3,680 million, respectively. Estimated expenditures and encumbrances are $3,552.2 million for fiscal year 1996-97 and $3,682.4 million for fiscal year 1997-98. The ending balance for the Education Trust Fund for fiscal year 1996-97 is estimated at $2.375 million. Projections for fiscal year 1997-98 show a zero ending balance in the Education Trust Fund.

The State's General Fund grew 3% for fiscal year 1995-96 with General Fund receipts at $896.91 million. Expenditures and encumbrances in the General Fund were $893.92 million. The balance in the General Fund at the end of fiscal year 1995-96 was $33.4 million.

Estimated receipts in the General Fund for fiscal years 1996-97 and 1997-98 are $920 million and $927.5 million, respectively, with expenditures and encumbrances estimated at $905.28 million and $950.45 million, respectively. The balance at the end of fiscal year 1996-97 is projected at $44.73 million and for fiscal year 1997-98, $21.77 million.

Total annual payments for the state's general obligation bonds for the period 1996-2015 are $596,177,372.50. Total annual payments for revenue obligation bonds for the same period are $1,498,437,489.69. The majority of the limited obligation bonds payable from state revenues which have been authorized but are unissued are from the Alabama Incentives Financing Authority and the State Industrial Development Authority. Total bonded indebtedness during 1996-2015 amounts to $2,094,614,862.19.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Alabama Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Alabama Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Alabama Trust, Special Counsel to the Fund for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:

In the opinion of special counsel to the Fund for Alabama tax matters, under existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation:

The Alabama Trust is not taxable as a corporation for purposes of the Alabama income tax.

Income of the Alabama Trust, to the extent it is taxable, will be taxable to the Unitholders, not the Alabama Trust.

Each Unitholder's distributive share of the Alabama Trust's net income will be treated as the income of the Unitholder for purposes of the Alabama income tax.

Interest on obligations held by the Alabama Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

Any proceeds paid to the Alabama Trust under insurance policies issued to the Sponsor or under individual policies obtained by the Sponsor, the issuer or underwriter of the respective obligations which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Alabama income tax if and to the same extent as such interest would be exempt from such taxes if paid directly by the issuer of such obligations.

Each Unitholder will, for purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama Trust as though the Bonds were sold or disposed of directly by the Unitholders.

Gains realized on the sale or redemption of Units by Unitholders, who are subject to the Alabama income tax, will be includable in the Alabama income of such Unitholders.

Arizona Trusts

The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

Arizona is the nation's sixth largest state in terms of area. Arizona's main economic/employment sectors include services, trade, tourism and manufacturing. Mining and agriculture are also significant, although they tend to be more capital than labor intensive. Services is the single largest economic sector. Many of these jobs are directly related to tourism.

Employment in the services sector increased 7.3% during 1995 and is projected to increase 6.2% for 1996 and 6.0% for 1997. Construction employment showed an 8.3% job growth in 1995 with projections in job growth for 1996 and 1997 declining to 6.5% and 4.4%, respectively. Trade employment also had a high increase in job growth in 1995 at 7.7% with 1996 and 1997 estimates at 4.4% and 4.2%, respectively. Overall, Arizona's wage and salary employment grew 5.4% in 1995 and is expected to increase 4.3% in 1996, 3.7% in 1997, and 3.0% in 1998-1999. This translates into an increase of over 153,000 new jobs through 1997. Total employment growth for Arizona from 1995-96 was 4.2%, which compares favorably with the national figure of 2.3% during 1995-96. Arizona's economy is expected to continue to show moderate growth, albeit at slower rates over the next few years.

The unemployment rate in Arizona as of October 1996 was 5.6%. This is higher than the national rate of 4.9% in October 1996 and an increase from the Arizona unemployment rate of 5.1% in 1995. The annual unemployment rate for the U.S. in 1995 and 1996 was 5.6% and 5.4% (not seasonally adjusted) respectively. Part of Arizona's increase in unemployment is attributed to structural changes in industries resulting from new technologies and methods.

In 1986, the value of Arizona real estate began a steady decline, reflecting a market which had been overbuilt in the previous decade with a resulting surplus of completed inventory. This decline adversely affected both the construction industry and those Arizona financial institutions which had aggressively pursued many facets of real estate lending. In the near future, Arizona's financial institutions are likely to continue to experience problems until the excess inventories of commercial and residential properties are absorbed. The problems of the financial institutions have adversely affected employment and economic activity. Longer-term prospects are brighter. Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades, the State has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

Arizona's per capita personal income in 1994 and 1995 was $19,389 and $20,489, respectively, a 5.7% increase. The national increase for the same period was 5.3%. Arizona ranked third in the nation in personal income growth during 1990-95. Personal income growth for Arizona is estimated at 8% in 1996, 6.7% in 1997, 6.1% in 1998, and 5.5% in 1999.

The state operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1996 refers to the year ended June 30, 1996.

Arizona began fiscal year 1996 with a $269.5 million cash surplus. Total sources of funds in the general fund for fiscal year 1996 were $4,933.0 million. Total expenditures were $4,533.1 million, leaving a cash surplus for fiscal year 1997 of $399.9 million. This was 50% higher than projected and set a record for the State. That record balance did not include $235 million in the Budget Stabilization Fund and $14.1 million in the Medical Services Stabilization Fund.

Total revenue for the General Fund in fiscal year 1996 was $4.663 billion. Approximately 45% of this budgeted revenue came from sales and use taxes, 42% from income taxes (individual and corporate), and 4% from property taxes. All taxes totaled approximately $4.408 billion, or 94.5% of General Fund revenues. Non-tax revenue includes items such as income from state lottery, licenses, fees and permits, and interest.

For fiscal year 1996, General Fund expenditures totaled $4.378 billion. These expenditures fell into the following major categories: education 58% ($2.527 billion), health and welfare 23% ($1.032 billion), protection and safety 10% ($469.6 million), general government 6% ($273.1 million), and inspection and regulation, transportation, and natural resources 3% ($149.6 million).

Fiscal year 1997 revenues will most likely be impacted by a $200 million property tax reduction in 1996. This reduction has reduced Fiscal year 1997 revenues by almost 3.2%; yet, General Fund revenues are expected to increase 2.4% from fiscal year 1996. Total revenues in the General Fund for fiscal year 1997 are forecast at $4.776 billion. General Fund expenditures are estimated at $4.771 billion. Total sources of funds for fiscal year 1997 are estimated at $5,176.0 million with expenditures at $4,921.1 million, leaving a projected $254.9 million cash surplus for fiscal year 1998. However, fiscal year 1998 ending balance is projected at only $11.2 million. The Budget Stabilization Fund is expected to grow to $246.7 million at the end of fiscal year 1998. The Medical Services Stabilization Fund is estimated at $74.2 million for fiscal year 1998 and $17.2 million is projected for the Temporary Assistance Stabilization Fund. General Fund revenues for fiscal year 1998 are forecast to increase 3.4% to $4.939 billion, with expenditures at $4.94 billion.

Most or all of the Bonds of the Arizona Trust are not obligations of the State of Arizona, and are not supported by the State's taxing powers. The particular source of payment and security for each of the Bonds is detailed in the instruments themselves and in related offering materials. There can be no assurances, however, with respect to whether the market value or marketability of any of the Bonds issued by an entity other than the State of Arizona will be affected by the financial or other condition of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the state, are subject to limitations imposed by Arizona's constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the state legislature cannot appropriate revenues in excess of 7% of the total personal income of the state in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

Although most of the Bonds in the Arizona Trust are revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Bonds or the ability of the respective obligors to pay principal of and interest on the Bonds when due.

On July 21, 1994, the Arizona Supreme Court rendered its opinion in Roosevelt Elementary School District Number 66, et al v. Dianne Bishop, et al (the " Roosevelt Opinion" ). In this opinion, the Arizona Supreme Court held that the present statutory financing scheme for public education in the State of Arizona does not comply with the Arizona constitution. Subsequently, the Arizona School Boards Association, with the approval of the appellants and the appellees to the Roosevelt Opinion, and certain Arizona school districts, filed with the Arizona Supreme Court motions for clarification of the Roosevelt Opinion, specifically with respect to seeking prospective application of the Roosevelt Opinion. On July 29, 1994, the Arizona Supreme Court clarified the Roosevelt Opinion to hold that such opinion will have prospective effect only.

Certain other circumstances are relevant to the market value, marketability and payment of any hospital and health care revenue bonds in the Arizona Trust. The Arizona Legislature has in the past sought to enact health care cost control legislation. Certain other health care regulatory laws have expired. It is expected that the Arizona legislature will at future sessions continue to attempt to adopt legislation concerning health care cost control and related regulatory matters. The effect of any such legislation or of the continued absence of any legislation restricting hospital bed increases and limiting new hospital construction on the ability of Arizona hospitals and other health care providers to pay debt service on their revenue bonds cannot be determined at this time.

Arizona does not participate in the federally administered Medicaid program. Instead, the state administers an alternative program, Arizona Health Care Cost Containment System ("AHCCCS" ), which provides health care to indigent persons meeting certain financial eligibility requirements, through managed care programs. In fiscal year 1996, AHCCCS was financed approximately 55% by federal funds, and 45% by state funds.

In 1996, voters in Arizona passed an initiative (Proposition 203) which provides for an expansion of eligibility for AHCCCS. For 1997, the Executive recommended an $8.3 million supplemental to the AHCCCS for disproportionate share hospital payments. Actual expenditures for the program in fiscal year 1996 were $128.9 million, and are projected at $135.3 million in fiscal year 1997.

Under state law, hospitals retain the authority to raise rates with notification and review by, but not approval from, the Department of Health Services. Hospitals in Arizona have experienced profitability problems along with those in other states. At least two Phoenix-based hospitals have defaulted on or reported difficulties in meeting their bond obligations in recent years.

Insofar as tax-exempt Arizona public utility pollution control revenue bonds are concerned, the issuance of such bonds and the periodic rate increases needed to cover operation costs and debt service are subject to regulation by the Arizona Corporation Commission, the only significant exception being the Salt River Project Agricultural Improvement and Power District which, as a Federal instrumentality, is exempt from rate regulation. On July 15, 1991, several creditors of Tucson Electric Power Company ("Tucson Electric" ) filed involuntary petitions under Chapter 11 of the U.S. Bankruptcy Code to force Tucson Power to reorganize under the supervision of the bankruptcy court. On December 31, 1991, the Bankruptcy Court approved the utility's motion to dismiss the July petition after five months of negotiations between Tucson Electric and its creditors to restructure the utility's debts and other obligations. In December 1992, Tucson Electric announced that it had completed its financial restructuring. In January 1993, Tucson Electric asked the Arizona Corporation Commission for a 9.3% average rate increase. Tucson Electric serves approximately 270,000 customers, primarily in the Tucson area. Inability of any regulated public utility to secure necessary rate increases could adversely affect, to an indeterminable extent, its ability to pay debt service on its pollution control revenue bonds.

Based on a recent U.S. Supreme Court ruling, the State has determined to refund $197 million, including statutory interest, in State income taxes previously collected from Federal retirees on their pensions. This payment will be made over a four-year period beginning with approximately $14.6 million in tax refunds in fiscal year 1994. A combination of tax refunds and tax credits will be used to satisfy this liability.

At the time of the closing for each Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State" ), its political subdivisions and authorities (the "Arizona Bonds" ) and by or on behalf of the government of Puerto Rico, the government of Guam, or the government of the Virgin Islands (collectively the "Possession Bonds" ) (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the " Bonds" ), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

In the opinion of Chapman and Cutler counsel to the Sponsor, under existing law:

For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona Trust, and the income of the Trust therefore will be treated as the income of the Unitholder under State law.

For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona Trust and distributed to the Unitholders.

To the extent that interest derived from the Arizona Trust by a Unitholder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona Trust, if later.

Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Trust, the interest on which is exempt from Arizona income taxes.

Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Arkansas Trusts

The Constitution of Arkansas specifically Prohibits the creation of any State general obligation debt unless authorized in a Statewide general election. Although the state of Arkansas defaulted on some of its general obligation debt during the depression in the later 1930s, it has not failed to pay the principal and interest on any of its general obligations when due since that time.

Act 496 of 1981, as amended, the "Arkansas Water Resources Development Act of 1981," ("Act 496" ), authorizes the issuance of State Water
Resources Development General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 496 was approved by the electors of the State at the general election on November 2,1982. The total principal amount of bonds issued during any fiscal biennium may not exceed $15,000,000, and the total principal of all bonds issued under Act 496 may not exceed $100,000,000. All bonds to be issued under Act 496 shall be direct general obligations of the State, the principal and interest of which are payable from the general revenues of the State. The State of Arkansas has outstanding two series of bonds in the aggregate principal amount of approximately $39,925,000 under Act 496 as of June 30,1995.

Act 686 of 1987, the "Arkansas Waste Disposal and Pollution Abatement Facilities Financing Act of 1987" ("Act 686" ), authorizes the issuance of Arkansas Waste Disposal and Pollution Abatement Facilities General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Soil and Water Conservation Commission. The issuance of bonds pursuant to Act 686 was approved by the electors of the State at the general election on November 8,1988. The total principal amount of bonds issued during any fiscal biennium may not exceed $50,000,000, and the total principal of all bonds issued under Act 686 may not exceed $250,000,000. All bonds to be issued under Act 686 shall be direct general obligations of the State, the principal and interest of which are payable from the general revenues of the State. The State of Arkansas has outstanding two series of bonds in the aggregate principal amount of approximately $20,720,000 under Act 686 as of June 30,1995.

Act 683 of 1989, the "Arkansas College Savings Bond Act of 1989" ("Act
683"), authorizes the issuance of Arkansas College Savings General Obligation Bonds by the State of Arkansas, acting by and through the Arkansas Development Finance Authority. The issuance of bonds pursuant to Act 683 was approved by the electors of the State at the general election on November 6,1990. The total principal amount of bonds issued during any fiscal biennium may not exceed $100,000,000, and the total principal of all bonds issued under Act 683 may not exceed $300,000,000. All bonds to be issued under Act 683 shall be direct general obligations of the State, the principal and interest of which are payable from the general revenues of the State. The State of Arkansas has outstanding four series of bonds in the aggregate principal amount of approximately $86,084,000 under Act 683 as of June 30,1995.

Deficit spending has been prohibited by statute in Arkansas since 1945. The Revenue Stabilization Law requires that before any State spending can take place, there must be an appropriation by the General Assembly and there must be funds available in the fund from which the appropriation has been made. The State is prohibited from borrowing money to put into any State fund from which appropriations can be paid.

Information regarding the financial condition of the State is included for the purpose of providing information about general economic conditions that may affect issuers of the Bonds in Arkansas. The Arkansas economy represents approximately 2.0% of the total United States' economy. Its small size causes the Arkansas economy to follow the national economy. Fluctuations in the national economy are often mirrored by coinciding or delayed fluctuations in the Arkansas economy.

Arkansas' economy is both agricultural and manufacturing based. Thus, the State of Arkansas feels the full force of the business cycle and also sees the growth swing from positive to negative as conditions in agriculture change.

Agriculture is a significant and historical component of Arkansas' economy. Over 40% of the land in Arkansas is devoted to agriculture. In recent years, Arkansas has ranked first in the nation in rice production, first in commercial broilers and fourth in cotton.

During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing. The State is now moving toward a heavier manufacturing base involving more sophisticated processes and products such as electrical machinery, transportation equipment, fabricated metals and electronics. In fact, Arkansas now has a higher percentage of workers involved in manufacturing than the national average. The diversification of economic interests has lessened the States cyclical sensitivity to impact by any single sector.

Manufacturing continues to be a leading component of Arkansas' economy. Manufacturing contributes over 25% of the total wage and salary component of personal income. There is an almost equal division between durable and nondurable goods. Non-manufacturing and non-agricultural goods provide a balanced proportion of the overall economy and tend to insulate any adverse economic conditions which affect manufacturing.

From 1992 to 1994, unemployment declined steadily. In 1994, the Arkansas rate of unemployment was 5.3%, compared to 6.1% for the nation. Total personal income had an average annual growth of 5.2% from 1991 to 1994 and a 6.7% increase from 1994 to 1995. This is higher than the national increase of 6.2% from 1994-95. Per capita personal income increased from $17,182 in 1994 to $18,101 in 1995, reflecting an average annual growth of 5.3%.

Counties and municipalities may issue general obligation bonds (pledging an ad valorem tax), special obligation bonds (pledging other specific tax revenues) and revenue bonds (pledging only specific revenues from sources other than tax revenues). School districts may issue general obligation bonds (pledging ad valorem taxes). Revenue bonds may also be issued by agencies and instrumentalities of counties, municipalities and the State of Arkansas but, as in all cases of revenue bonds, neither the full faith and credit nor the taxing power of the State of Arkansas or any municipality or county thereof is pledged to the repayment of those bonds. Revenue bonds can be issued only for public purposes, including, but not limited to, industry, housing, health care facilities, airports, port facilities and water and sewer projects.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete description of all adverse conditions to which the issuers in the Arkansas Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State, various agencies and political subdivisions and private businesses located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Arkansas Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Arkansas Trust, Special Counsel to each Arkansas Trust for Arkansas tax matters rendered an opinion under then existing Arkansas income tax law applicable to taxpayers whose income is subject to Arkansas income taxation substantially to the effect that:

The Arkansas Trust is not an association taxable as a corporation or otherwise for purposes of Arkansas income taxation;

Each Arkansas Unitholder will be treated as the owner of a pro rata portion of the Arkansas Trust for Arkansas income tax purposes, and will have a taxable event when the Arkansas Trust disposes of a Bond or when the Unitholder sells, exchanges, redeems or otherwise disposes of his Units;

Any gains realized upon the sale, exchange, maturity, redemption or other disposition of Bonds held by the Arkansas Trust resulting in the distribution of income to Arkansas Unitholders will be subject to Arkansas income taxation to the extent that such income would be subject to Arkansas income taxation if the Bonds were held, sold, exchanged, redeemed or otherwise disposed of by the Arkansas Unitholders; and

Interest on Bonds, issued by the State of Arkansas, or by or on behalf of political subdivisions, thereof, that would be exempt from Federal income taxation when paid directly to an Arkansas Unitholder will be exempt from Arkansas income taxation when received by the Arkansas Trust and attributed to such Arkansas Unitholder and when distributed to such Arkansas Unitholder.

California Trusts

The Trust will invest substantially all of its assets in California Municipal Obligations. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State" ) and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in official statements for various California Municipal Obligations.

There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 32 million represents 12.3% of the total United States population and grew by 27% in the 1980s. The June 1996 population projection forecasts 33.9 million California residents in July 1998. The diversified economy has major components in agriculture, manufacturing, high-technology, trade, entertainment, tourism, construction and services. Total state gross domestic product of $1 trillion in 1997 will be larger than all but seven nations in the world and California will become the first state to produce over one trillion dollars worth of goods and services in a single year.

After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. In 1996, California had eight consecutive months of record high employment levels. Employment grew over 330,000 jobs in 1996 or 2.7%, and is expected to add another 330,000 in 1997. California employment is expanding more rapidly than the nation as a whole, which saw 2% job gains in 1995. The strongest growth has been in high technology and export-related industries, including computer software, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), and finance and insurance. Residential housing construction, with new permits rising from 94,000 units in 1996 to 110,000 in 1997, is weaker than in previous recoveries, but has been growing slowly since 1993.

California enjoys a large and diverse labor force. For 1996, the total civilian labor force was 15,496,000 with 14,372,000 individuals employed and 1,124,000, or 7.3%, unemployed. In comparison, the unemployment rate for the United States during the same time was 5.4%. Yet, with several major industries undergoing restructuring, job losses are occurring in industries which, in the past, have been a stable source of growth to California's economy. Energy and telephone companies are deregulating while banking and insurance are streamlining and consolidating. Deregulation is expected to make California more competitive by lowering electric rates by at least 20% over the next five years.

Personal income rose to $815 billion in 1996, a 7.2% increase over 1995, outpacing gains nationwide. Wages and salaries grew 6.9% during 1996. This is over 2.5 times the increase in employment. Solid gains in employment and income are expected to continue for the next several years with growth above the national average.

Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly,
Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of " general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

California and its local governments are subject to an annual " appropriations limit" imposed by Article XIIIB of the California
Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending " appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consists of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

"Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts" ) and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or
Article XIIIB on California Municipal Obligations or on the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiative or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had $17,913,271,000 aggregate principal amount of general obligation bonds outstanding, and $8,383,864,000 authorized and unissued, as of December 31, 1996. Outstanding lease revenue bonds totaled $5.845 billion as of June 30, 1996, and are estimated to total $6.398 billion as of June 30, 1997.

General Fund general obligation debt service expenditures for fiscal year 1995-96 were $1.911 billion, and are estimated at $1.953 billion and $1.979 billion for fiscal years 1996-97 and 1997-98, respectively.

The principal sources of General Fund revenues in 1995-96 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (12.6%), and the gross premium tax on insurance (2.6%). California maintains a Special Fund for Economic Uncertainties (the " Economic Uncertainties Fund" ), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 33%).

Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State has also faced a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund.

On January 10, 1996, the Governor released his proposed budget for the fiscal year 1996-97. The Governor requested total General Fund appropriations of about $45.2 billion, based on projected revenues and transfers of about $45.6 billion, which would leave a budget reserve in the Economic Uncertainties Fund at June 30, 1997 of about $400 million. The Governor renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% phased cut in individual and corporate tax rates over three years (the budget proposal assumed this would be enacted, reducing revenues in 1996-97 by about $600 million). There was also a proposal to restructure trial court funding in a way which would result in a $300 million decrease in General Fund revenues. The Governor requested legislation to make permanent a moratorium on cost of living increases for welfare payments, and suspension of a renters tax credit, which otherwise would go back into effect in the 1996-97 fiscal year. The Governor further proposed additional cuts in certain health and welfare programs, and assumed that cuts previously approved by the Legislature would receive federal approval. Other proposals included an increase in funding for K-12 schools under Proposition 98, for state higher education systems (with a second year of no student fee increases), and for corrections. The Governor's budget projected external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997. Revised estimates were published in the Governor's Budget Summary for fiscal year 1997-98. These estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

Preliminary General Fund revenues and transfers for fiscal year 1996- 97 are $48.4 billion, a 4.56% increase from the prior year. Expenditures are estimated at $48.4 billion, a 6.6% increase. The Governor's Budget Summary for fiscal year 1997-98 projects a positive balance of $197 million in the budget reserve at June 30, 1997. Special Fund revenues are estimated at $13.54 billion and appropriated Special Fund expenditures at $13.59 billion. As of June 30, 1996, the General Fund balance was $685.4 million. The estimate for June 30, 1997 is $648 million.

Overall, General Fund revenues and transfers represent about 78% of total revenues. The remaining 22% are special funds, dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 73% of total revenues.

Several important tax changes were enacted in 1996. The bank and corporation tax was reduced by 5%, and a number of targeted business tax incentives were put into place.

The Governor's proposed budget for fiscal year 1997-98 keeps General Fund spending below revenues. The budget provides for General Fund revenues and transfers of $50.7 billion, a 4.65% increase from 1996-97, and expenditures of $50.3 billion, a 4% increase. The budget provides for a General Fund Reserve for Economic Uncertainties of $553 million. The balance in the General Fund at the end of fiscal year 1998 is forecast at $1,004 million. Special Fund revenues are estimated to be $14 billion and appropriated Special Fund expenditures are projected at $14.3 billion.

K-12 education remains the state's top funding priority -- nearly 42 cents of every General Fund dollar is spent on K-12 education. Education, public safety, and health and welfare expenditures constitute nearly 93% of all state General Fund expenditures. General Fund expenditures for 1997-98 are proposed in the following amounts and programs: $20.9 billion or 41.6% for K-12 education, $14.6 billion or 28.9% for health and welfare, $6.5 billion or 12.9% for higher education, and $4.3 billion, or 8.5% for youth and correctional programs. The remaining expenditures are in areas such as business, transportation, housing, and environmental protection.

The following are principal features of the Governor's 1997-98 budget proposal:

For fiscal year 1997-98, the Governor's budget proposes a further 10% reduction in the bank and corporation tax rate phased in over a two- year period beginning with the 1998 tax year. This would implement the balance of the Governor's proposal last year for a 15% bank and corporation tax reduction. In addition, the Governor's Budget proposes that the State conform with recent federal changes in the allowable number of Subchapter S shareholders. Combined, these tax reduction proposals are estimated to reduce taxes by $93 million during 1997-98, and $336 million during 1998-1999.

The Governor has proposed a $200 million bond to capitalize an Infrastructure Bank to help finance infrastructure projects related to business development. The budget also proposes $939,000 to create three new offices -- two in Asia and one in South America -- to provide California companies with representation and assistance in these emerging markets.

Building on the 1996 class-size reduction initiative, the Budget proposes $304 million to reduce class size in an additional grade, and funding is provided to meet facilities-related costs of class size reduction in 1996-97. An additional $57 million is proposed for improved reading instruction in grades four through eight.

The Budget includes the second year of the Citizens' Option for Public Safety Program, through which $100 million will be provided to local governments to increase frontline law enforcement.

The Budget provides a $35 million Infant Health Protection Initiative, designed to protect children from abuse or neglect from substance-abusing parents. The budget also provides $15.3 million to increase immunizations for low-income children.

State general obligation bonds ratings were reduced in July, 1994 to "
A1" by Moody's and "A" by S&P. Both of these ratings were reduced from "AAA" levels which the State held until late 1991. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. In the consolidated case of Malibu Video Systems, et al. v. Kathleen Brown and Abramovitz, et al., a stipulated judgment was entered requiring return of $119 million plus interest to specified special funds over a period of up to five years beginning in fiscal year 1996-97. The lawsuit challenges the transfer of monies from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993, and 1994. Plaintiffs allege that the monetary transfers violated various statutes and provisions of the State Constitution.

There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.

Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up this shortfall, the Legislature proposed and voters approved in 1993 dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

To the extent the State should be constrained by its Article XIII appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be further reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At lease one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. The Richmond Unified School District (Contra Costa County) entered bankruptcy proceedings in May 1991 but the proceedings have been dismissed. Los Angeles County, the largest in the State, has reported severe fiscal problems, leading to a nominal $1.2 billion deficit in its $11 billion budget for the 1995-96 Fiscal Year. To balance the budget, the county has imposed severe cuts in services, particularly for health care. The Legislature is considering actions to help alleviate the County's fiscal problems, but none were completed before August 15, 1995. As a result of its bankruptcy proceedings (discussed further below) Orange County also has implemented stringent cuts in services and has laid off workers.

California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

Several years ago the Richmond Unified School District (the "District"
) entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court has upheld the validity of the District's lease, and the case has been settled. Any judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the Issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $1.8 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

On December 7, 1994, Orange County, California (the "County" ), together with its pooled investment fund (the "Pools" ) filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in its investments caused a liquidity crisis for the Pools and the County. Approximately 180 other public entities, most but not all located in the County, were also depositors in the Pools. The County estimated the Pools' loss at about $1.64 billion, or 23%, of its initial deposits of around $7.5 billion. Many of the entities which kept moneys in the Pools, including the County, faced cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Moody's and Standard & Poor's have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Pools.

On May 2, 1995, the Bankruptcy Court approved a settlement agreement covering claims of the other participating entities against the County and the Pools. Most participants have received in cash 80% (90% for school districts) of their Pools' investment; the balance is to be paid in the future. The County succeeded in deferring, by consent, until June 30, 1996, the repayment of $800 million of short-term obligations due in July and August, 1995; these notes are, however, considered to be in default by Moody's and S&P. On June 27, 1995, County voters turned down a proposal for a temporary 0.5% increase in the local sales tax, making the County's fiscal recovery much harder.

The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. All school districts were able to meet their obligations in the 1994-95 Fiscal Year.

At the time of the closing for each California Trust, Special Counsel to each California Trust for California tax matters, rendered an opinion under then existing California income tax law applicable to taxpayers whose income is subject to California income taxation substantially to the effect that:

In the opinion of Orrick, Herrington & Sutcliffe, special counsel to the Fund for California tax matters, under existing California income and property tax law applicable to individuals who are California residents:

the California Trust is not an association taxable as a corporation and the income of the California Trust will be treated as the income of the Unitholders under the income tax laws of California;

amounts treated as interest on the underlying Securities in the California Trust which are exempt from tax under California personal income tax and property tax laws when received by the California Trust will, under such laws, retain their status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying Securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax. Further, certain interest which is attributable to a Unitholder subject to the California personal income tax and which is treated as an item of tax preference for purposes of the federal alternative minimum tax pursuant to Section 57(a)(5) of the Internal Revenue Code of 1986 may also be treated as an item of tax preference that must be taken into account in computing such Unitholder's alternative minimum taxable income for purposes of the California alternative minimum tax enacted by 1987 California Statutes, chapter 1138. However, because of the provisions of the California Constitution exempting the interest on bonds issued by the State of California, or by local governments within the state, from taxes levied on income, the application of the new California alternative minimum tax to interest otherwise exempt from the California personal income tax in some cases may be unclear;

under California income tax law, each Unitholder in the California Trust will have a taxable event when the California Trust disposes of a Security (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gains when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total cost of each Unit in the California Trust to a Unitholder is allocated among each of the Bond issues held in the California Trust (in accordance with the proportion of the California Trust comprised by each Bond issue) in order to determine his per Unit tax cost for each Bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per Unit tax cost of each Bond issue. Unitholders' bases in their units, and the bases for their fractional interest in each Trust asset, may have to be adjusted for their pro rata share of accrued interest received, if any, on Securities delivered after the Unitholders' respective settlement dates; under the California personal property tax laws, bonds (including the Securities in the California Trust) or any interest therein is exempt from such tax; any proceeds paid under the insurance policy issued to the California Trust with respect to the Securities which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations; and under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of the California Trust is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision, Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal
Revenue Service interpretations of similar Federal provisions.

At the respective times of issuance of the Securities, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax and California personal income tax are rendered by bond counsel to the respective issuing authorities. Except in certain instances in which Orrick, Herrington & Sutcliffe acted as bond counsel to issuers of Securities, and as such made a review of proceedings relating to the issuance of certain Securities at the time of their issuance, Orrick, Herrington & Sutcliffe has not made any special review for the California Trust of the proceedings relating to the issuance of the Securities or of the basis for such opinions.

Colorado Trust

The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"
). The Unappropriated Reserve requirement for fiscal year 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve" ). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) five percent of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

The 1995 fiscal year ending General Fund balance was $486.7 million, which was $260.7 million over the combined Unappropriated Reserve and Emergency Reserve requirement. The 1996 fiscal year ending General Fund balance was $368.5 million, or $211.8 million over the required Unappropriated Reserve and Emergency Reserve. Based on December 20, 1996 estimates, the 1997 fiscal year ending General Fund balance is expected to be $396.3 million, or $230.2 million over the required Unappropriated Reserve and Emergency Reserve. The Governor's proposed fiscal year 1998 budget shows total revenues at $4,772.2 million and expenditures at $4,502.8 million, with an ending balance of $336.4 million, or $159.7 million over the required Unappropriated Reserve and Emergency Reserve.

On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment" ) which, in general, became effective December 31, 1992, and which could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts" ). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The basis for initial spending and revenue limits are fiscal year 1992 spending and 1991 property taxes collected in 1992. The basis for spending and revenue limits for fiscal year 1994 and later years will be the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new State real property taxes and local District income taxes.

Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September, 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be " enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

According to the Colorado Economic Perspective, Second Quarter, FY 1996-97, December 20, 1996 (the "Economic Report" ), inflation for 1995 was 4.3% and population grew at the rate of 2.3% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1997 fiscal year will be limited to 6.6% over expenditures during the 1996 fiscal year. The 1996 fiscal year is the base year for calculating the limitation for the 1997 fiscal year. The limitation for the 1998 fiscal year is projected to be 5.9%, based on projected inflation of 3.9% for 1996 and projected population growth of 2.0% during 1996. For the 1996 fiscal year, General Fund revenues totalled $4,230.8 million and program revenues (cash funds) totalled $1,893.5 million, resulting in total estimated base revenues of $6,124.3 million. Expenditures for the 1997 fiscal year, therefore, cannot exceed $6,528.5 million. However, the 1997 fiscal year General Fund and program revenues (cash funds) are projected to be only $6,499.1 million, or $29.4 million less than expenditures allowed under the spending limitation.

There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had unrestricted General Fund balances at June 30 of approximately $133.3 million in fiscal year 1992, $326.6 million in fiscal year 1993, $405.1 million in fiscal year 1994 and $486.7 million in fiscal year 1995. The fiscal year 1996 unrestricted General Fund ending balance was $368.5 million with projections for fiscal year 1997 at $396.3 million.

Revenues for the fiscal year ending June 30, 1996, showed Colorado's general fund continuing to slow. Revenues grew by $272.3 million, to $4,268.7 million, a 6.8% increase from 1995. However, this figure was down from the fiscal year 1995 pace of 7.3%. General Fund expenditures rose substantially and exceeded revenues by $142.5 million. Reasons for this consist of a change in how the state manages its emergency reserve, and a significant increase in the transfer of reserves to the Capital Construction Fund, and the Police and Fire Pension Association (increases of $29 million and $32 million, respectively).

For fiscal year 1996, the following tax categories generated the following respective revenue percentages of the State's $4,268.7 million total gross receipts: individual income taxes represented 54.4% of gross fiscal year 1996 receipts; sales, use and excise taxes represented 33.2% of gross fiscal year 1996 receipts; and corporate income taxes represented 4.8% of gross fiscal year 1996 receipts. The final budget for fiscal year 1997 projects General Fund revenues of approximately $4,565.0 million and appropriations of approximately $4,151.9 million. The percentages of General Fund revenue generated by type of tax for fiscal year 1997 are not expected to be significantly different from fiscal year 1996 percentages.

For fiscal year 1997, General Fund revenues are projected at $4,565.0 million. Revenue growth is expected to increase 6.9% over FY1996 actual revenues. Total general fund expenditures are estimated at $4,422.2 million. The ending general fund balance, after reserve set-asides, is $230.2 million.

Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

Based on data published by the State of Colorado, Office of State Planning and Budgeting as presented in the Economic Report, Colorado gained 74,966 employees in 1995. The 1995 increase was down about 10,000 from the 1994 gain, but mirrored the 1993 employment increase. Services and retail trade were the number one and two largest growing industries in Colorado in 1995, adding 28,766 (6.0% increase) and 20,905 (6.2% increase) employees, respectively. Transportation, communications and public utilities reported the largest percentage gain from 1994 to 1995, at 8.8%. Construction reported the fourth largest employment gain over the year, at 5.2%, with increases about half of what they had been in 1994 and 1993 due to the completion of the Denver International airport. Mining continued to be the weakest industry sector, with only a 0.5% increase.

The unemployment rate in Colorado remained stable at 4.2% during both 1994 and 1995. In 1996, the Colorado unemployment rate increased to 4.5%, yet still lower than the 5.4% unemployment rate for the nation. Colorado's job growth rate increased 2.5% in 1996, a decrease from the 4.7% growth rate in 1995. In comparison, the job growth rate for the United States in 1995 and 1996 was 2.7% and 2.0%, respectively. The services sector comprised 28% of Colorado's 1995 employment and generated 38% of the State's growth.

Personal income rose 8.0% in Colorado during 1995 as compared with 6.3% for the nation as a whole. In 1996, Colorado's personal income dropped to 6.3%, while still higher than the nation's 1996 rate of 5.6%.

Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

At the time of the closing for each Colorado Trust, Special Counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although Chapman and Cutler expresses no opinion with respect to the issuance of the Bonds, in rendering its opinion expressed herein, it has assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the income tax imposed by the State that is applicable to individuals and corporations (the "State Income Tax" ).
This opinion does not address the taxation of persons other than full time residents of Colorado.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Colorado law:

Because Colorado income tax law is based upon the Federal law, the Colorado Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above:

Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado Trust, and the income of the Colorado Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado Trust will have the same character in the hands of a Colorado Unitholder as it would have in the hands of the Trustee;

Interest on Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

Any proceeds paid under an insurance policy or policies issued to the Colorado Trust with respect to the Bonds in the Colorado Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds;

Each Colorado Unitholder will realize taxable gain or loss when the Colorado Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado Trust, if later);

Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective inve4stors should consult their tax advisors as to the applicability of any such collateral consequences.

Connecticut Trusts

The following information is only a summary of risk factors associated with Connecticut. It has been compiled from official government statements and other publicly available documents. Although the Sponsor has not independently verified the information, it has no reason to believe that it is not correct in all material respects.

Connecticut's manufacturing industry, which has historically been of prime economic importan4ce to the State, its municipalities and its residents, has been in decline for several years. Although Connecticut's manufacturing industry is diversified between transportation equipment (primarily aircraft engines, helicopters and submarines), non-electrical machinery, fabricated metal products and electrical machinery, defense-related business represents a relatively high proportion of manufacturing receipts. As a result, reductions in defense spending have had a substantial adverse effect on Connecticut's manufacturing industry.

Connecticut's manufacturing employment peaked in 1970 at over 441,000 workers but had declined 35.5% by 1995. Although the loss of manufacturing jobs was partially offset by a 69.7% rise in other non-agricultural employment during the same period, Connecticut's growth in non-manufacturing employment has lagged behind the New England region and the nation as a whole. Moreover, Connecticut's largest defense contractors have announced plans to reduce their labor forces substantially over the next four years.

From 1986 through 1995, Connecticut's unemployment rate was generally lower than the unemployment rate for the U.S. as a whole, and average per capita personal income of Connecticut residents was higher than that of residents of other states. The average unemployment rate (seasonally adjusted) in Connecticut increased from a low of 3.0% in 1988 to 7.5% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.0% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1985 to 1995, rising from $18,268 to $31,776. However, pockets of significant unemployment and poverty exist in some Connecticut cities and towns, and Connecticut is now in a recession, the depth and duration of which are uncertain.

For the four fiscal years ended June 30, 1991, the General Fund ran operating deficits of approximately $115,600,000, $28,000,000, $259,000,000 and
$808,500,000, respectively. At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the five fiscal years ended June 30, 1996, the General Fund ran operating surpluses of approximately $110,200,000, $113,500,000, $19,700,000,
$80,500,000 and $250,000,000, respectively. General Fund budgets for the biennium ending June 30, 1997, were adopted in 1995. General Fund expenditures and revenues are budgeted to be approximately $9,200,000,000 for the 1996-1997 fiscal year.

In 1991, to address the General Fund's growing deficit, legislation was enacted by which the State imposed an income tax on individuals, trusts and estates for taxable years generally commencing in 1992. For each fiscal year starting with the 1991-1992 fiscal year, the General Fund has operated at a surplus with over 60% of the State's tax revenues being generated by the income tax and the sales and use tax. However, the State's budgeted expenditures have more than doubled from approximately $4,300,000 for the 1986-1987 fiscal year to approximately $9,200,000,000 for the 1996-1997 fiscal year.

The 1991 legislation also authorized the State Treasurer to issue Economic Recovery Notes to fund the General Fund's accumulated deficit of $965,712,000 as of June 30, 1991, and during 1991 the State issued a total of $965,710,000 Economic Recovery Notes, of which $196,555,000 were outstanding as of February 28, 1997. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ending June 30, 1997, payment of the remaining notes scheduled to be paid over the four fiscal years ending June 30, 1999.

The State's primary method for financing capital projects is through the sale of general obligation bonds. As of February 28, 1997, the State had authorized general obligation bonds totaling $11,192,198,000, of which $9,578,911,000 had been approved for issuance by the State Bond Commission, $8,529,149,000 had been issued, and $6,335,206,857 were still outstanding.

In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The improvements are to be financed by $18 million of general obligation bonds of the State and $962 million bonds of the University. The University's bonds will be secured by a State debt service commitment, the aggregate amount of which is limited to $382 million for the three fiscal years ending June 30, 1999, and $580 million for the four fiscal years ending June 30, 2005.

In addition to the bonds described above, the State also has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Education Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of October 15, 1996, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,985,400,000.

In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2000, is currently estimated to be $11.2 billion, to be met from federal, state, and local funds. The State expected, as of November 1, 1996, to finance most of its $4.7 billion share of such cost by issuing $4.2 billion of special tax obligation ("STO" ) bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

As of October 15, 1996, the General Assembly had authorized $4,157,900,000 of such STO bonds, of which $3,594,700,000 of new money borrowings had been issued. It is anticipated that additional STO bonds will be authorized annually in amounts necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements are met. The State expects to continue to offer bonds for this program.

On March 29, 1990, Standard & Poor's reduced its ratings of the State's general obligation bonds from AA+ to AA, and on April 9, 1990, Moody's reduced its ratings from Aa1 to Aa. On September 13, 1991, Standard & Poor's further reduced its ratings of the State's general obligation bonds and certain obligations that depend in part on the creditworthiness of the State to AA-. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA.

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ii) an action on behalf of all persons with traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; and (iii) litigation involving claims by Indian tribes to a portion of the State's land area.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The fiscal impact of this decision might be significant but is not determinable at this time.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

In recent years, certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed.

Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

At the time of the closing for each Connecticut Trust, Special Counsel to the Fund for Connecticut tax matters rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that:

The assets of the Connecticut Trust will consist of obligations (the "
Bonds" ); certain of the Bonds have been issued by or on behalf of the State of Connecticut or its political subdivisions or other public instrumentalities, state or local authorities, districts, or similar public entities created under the laws of the State of Connecticut ("Connecticut Bonds" ) and the balance of the Bonds have been issued by or on behalf of entities classified for the relevant purposes as territories or possessions of the United States, including one or more of Puerto Rico, Guam, or the Virgin Islands, the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by the Unitholders. Certain Connecticut Bonds in the Connecticut Trust were issued prior to the enactment of the Connecticut income tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax" );
therefore, bond counsel to the issuers of such Bonds did not opine as to the exemption of the interest on such Bonds from such tax. However, the Sponsor and special counsel to the Trusts for Connecticut tax matters believe that such interest will be so exempt. Interest on Bonds in the Connecticut Trust issued by other issuers, if any, is, in the opinion of bond counsel to such issuers, exempt from state taxation.

The Connecticut Income Tax was enacted in August, 1991. Generally, a Unitholder recognizes gain or loss for purposes of this tax to the same extent as he recognizes gain or loss for Federal income tax purposes. Ordinarily this would mean that gain or loss would be recognized by a Unitholder upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by it, or upon the redemption, sale or other disposition of a Unit of the Connecticut Trust held by the Unitholder.

However, on June 19, 1992, Connecticut legislation was adopted that provides that gains and losses from the sale or exchange of Connecticut Bonds held as capital assets will not be taken into account for purposes of the Connecticut Income Tax for taxable years starting on or after January 1, 1992. Regulations effective for taxable years starting on or after January 1, 1994, clarify that this provision also applies to gain or loss recognized by a Unitholder upon the maturity or redemption of a Connecticut Bond held by the Connecticut Trust. However, it is not clear whether this provision would apply, to the extent attributable to Connecticut Bonds held by the Connecticut Trust, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by the Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

In the opinion of Day, Berry & Howard, special counsel to the Fund for Connecticut tax matters, which relies explicitly on the opinion of Chapman and Cutler regarding Federal income tax matters, under existing Connecticut law:

The Connecticut Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut.

Interest income of the Connecticut Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut
Bond" ), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax" ), when any such interest is received by the Connecticut Trust or distributed by it to such a Unitholder.

Insurance proceeds received by the Connecticut Trust representing maturing interest on defaulted Bonds held by the Connecticut Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Connecticut Trust by the issuer of such Bonds.

Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Connecticut Trust of a Bond held by the Connecticut Trust or upon the redemption, sale, or other disposition of a Unit of the Connecticut Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Connecticut Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale or exchange of a Connecticut Bond held by the Connecticut Trust are excluded from gains and losses taken into account for purposes of such tax and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized to the extent attributable to Connecticut Bonds upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Connecticut Trust held by him.

The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.

An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

Delaware Trusts

Between 1992 and 1993, Delaware's population increased 1.3% to 700,000 inhabitants, compared to 0.6% growth for the region and 1.1% growth for the nation. Net in-migration accounted for approximately 44% of Delaware's growth in 1993. The State is the fifth least populated in the country; however, only six states were more densely populated in 1993.

Delaware's per capita personal income was $26,273 in 1995, a 6% increase. Delaware ranked sixth among the states in 1995 in per capita personal income with the figure 13% higher than the national average. Delaware's total personal income increased 7.2% from 1994-95.

Delaware's non-agricultural employment represents 98% of the State's workers. In 1995, the State experienced a 2.8% increase in non-agricultural employment. Delaware's employment base has become more diverse over the past decade. The role of the finance, insurance and real estate and services sectors has increased, while the manufacturing sectors have decreased. The State's unemployment rate for 1995 was 4.3%. As of April 1996, the State's unemployment rate was 4.7%, significantly lower than the national rate of 5.4%.

Net General Fund revenue for fiscal 1995 was projected to total $1,523.6 million, a 6.2% growth rate over fiscal 1994 when adjusted for various tax law changes and other one-time events. The unadjusted growth rate was 5.1%. The revenue forecast reflects continued modest economic growth. Personal income taxes, after refunds, were projected to total $580.8 million, a 6.2% increase over fiscal 1994. Corporate income taxes, after refunds, were estimated at $60.9 million, a 0.7% decrease. Gross corporate income taxes were projected to increase 7.0%. Franchise taxes and corporate fees were projected at $321.4 million, a 6.9% increase over fiscal 1994. This growth rate reflects continued strong incorporation activity. Business and occupational gross receipts were projected to total $108.9 million, a 5.5% increase when adjusted for a tax law change. The 10% surtax imposed in 1991 was lifted during the 1995 fiscal year.

The General Assembly passed the fiscal 1995 operating and capital budgets on June 30, 1994. The fiscal 1995 budget for operations of $1,519.4 million represented 9.0% growth over the fiscal 1994 operating budget when adjusted for one-time funding. Total fiscal 1995 appropriations, including one-times, debt deauthorization, available cash to the capital budget and grants-in-aid, totaled 97% of projected available revenue, lower then the 98% appropriation limit.

The budget, as adopted, continued to further the three major goals to which the Administration is committed: building a strong economy, strengthening Delaware families and improving government efficiency and effectiveness. Strong fiscal 1994 revenue growth, coupled with high General Fund balances, allowed the State to address demand for programs constrained under the tight budgetary conditions of the prior several years and to invest in State infrastructure by funding a variety of items on a one-time basis. A total of $61.7 million was included as one-time appropriations rather than being built into the base budget, including $23.2 million for minor capital improvements, $13.6 million for technology initiatives to upgrade State information systems and $24.9 million recommended for other one-time initiatives. In addition, $20 million was appropriated to the Land and Water Conservation Trust Fund to deauthorize the remaining $20 million of authorized but unissued revenue bonds in furtherance of the commitment to reduce the overall indebtedness of the State. A total of $30.8 million in General Funds was appropriated to " pay-as-you-go" projects in the fiscal 1995 capital budget.

The capital budget totaled $239 million. A total of $107.4 million was funding a variety of non-transportation capital projects statewide and $131.6 million was funding Transportation Trust Fund projects, which included $54.8 million in reprogramming of prior year authorizations.

Fiscal 1995 expenditures in the General Fund, as projected by the State Budget Office, were to total $1,596.9 million. After several years of constrained appropriations, available revenues permitted undertaking a number of initiatives on a one-time basis and therefore, such initiatives did not reflect increases in the base budget. The expenditure growth rate was 12.8% when adjusted for the $78.9 million increase over fiscal 1994 in one-time initiatives, available cash for capital projects and funds to deauthorize revenue bonds. The unadjusted growth rate was 18.7%. The projected growth in expenditures reflected mandated increases in entitlement programs and budgetary pressures resulting from the fiscal restraint exercised during the recent recessionary period. It is important to note that appropriations totaled only 97% of available revenues. The five-year average expenditure growth rate was 6.4%.

The State Constitution was amended in May 1980 to limit tax increases. Any tax increase or the imposition of any new tax must be passed by a three-fifths vote of each house of the General Assembly, rather than by a simple majority vote, except for tax increases to meet debt service on outstanding obligations of the State for which insufficient revenue is available when such debt service is due. The intended impact of this amendment is to make it easier to lower expenditures than to increase taxes. The amendment also provides that the State shall appropriate, prior to each fiscal year of the State, sums sufficient to meet debt service in the following fiscal year, a practice the State has always followed.

The State Constitution limits annual appropriations by majority vote of both houses of the General Assembly to 98% of estimated General Fund revenue plus the unencumbered General Fund balance from the previous fiscal year. Any appropriation exceeding this limit may be made in the event of certain emergencies with the approval of a three-fifths vote of the members of each house of the General Assembly, but no appropriation may be made exceeding 100% of estimated General Fund revenue plus the unencumbered General Fund balance from the previous fiscal year.

The State Constitution also provides that the excess of any unencumbered General Fund revenue at the end of a fiscal year must be placed in a reserve account ("Budgetary Reserve Account" ) within 45 days following the end of the fiscal year. The Budgetary Reserve Account is designed to provide a cushion against unanticipated deficits. The money in the Budgetary Reserve Account accumulates until the fund reaches a maximum of 5% of the General Fund estimated revenue (including tax money that may be refunded) for the ensuing fiscal year. Transfers of $9.2 million were made to fund the Budgetary Reserve Account for fiscal 1989. Transfers are made in August based on June projections. Access to these monies is authorized with the approval of the three-fifths vote of the members of each house of the General Assembly for use only in the event of the necessity to fund an unanticipated General Fund deficit or to provide funds required as a result of the enactment of legislation reducing taxes.

There is no Constitutional debt limit of the State. The Delaware Code presently provides that the total amount of authorized bonds issued and unissued for the payment of which the full faith and credit of the State may be pledged shall not exceed 1.5 times the total gross revenue deposited in the State's General Fund for the preceding fiscal year. Applying that calculation, the current debt limit is $1,799 million. As of May 1, 1990, the amount of general obligation debt outstanding will be $398.4 million, and the amount of authorized, but unissued general obligation bonds was approximately $72.0 million. Bonds or bond anticipation notes issued by the State to provide the local share of the cost of school construction are not included in the calculation of the aforesaid debt limit, no rare revenue anticipation notes of the State. There is no debt limit applicable to the issuance of revenue anticipation notes; however there has not been a State issue of revenue notes since fiscal 1977 and the State does not plan to issue revenue notes in fiscal 1990.

Under Delaware Code, the authorization of general obligation debt of the State is limited in any State fiscal year to an amount equal to (a) 75% of the principal retirement of general obligations debt of the State in the prior State fiscal year plus (b) the amount of previously authorized and unissued general obligation debt and/or guaranteed debt the authorization for which is repealed in such fiscal year. This law can be supplemented, amended or repealed by subsequently enacted legislation.

General obligation debt of Delaware is rated AA by Moody's and AA+ by Standard and Poor's.

At the time of the closing for each Delaware Trust, Special Counsel to each Delaware Trust for Delaware tax matters rendered an opinion under then existing Delaware income tax law applicable to taxpayers whose income is subject to Delaware income taxation substantially to the effect that:

Distributions of interest income to Unitholders that would not be taxable if received directly by a Delaware resident are not subject to personal income tax under the Delaware personal income tax imposed by 30 Del. C. et seq.;

Distributions of interest income to Unitholders which are estates or trusts that would not be taxable if received directly by a Delaware resident estate or trust are not subject to the personal income tax imposed by 30 Del. C. et seq.;

Distributions of interest income to Unitholders which are corporations that would not be taxable for Delaware income tax purposes if received directly by a corporation will not be subject to the Delaware corporate income tax imposed by 30 Del. C. 1 et seq.;

To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includable or deductible in the calculation of a resident individual's, estate's or trust's adjusted gross income for federal income tax purposes, any such gain or loss will be includable or deductible in the calculation of taxable income for the purposes of Delaware resident personal income taxes;

To the extent that any gain or loss from the sale of obligations held by the Fund or from the sale of a Unit by a Unitholder is includable or deductible in the calculation of taxable income for purposes of federal income tax imposed upon a corporation, such gain or loss shall not be includable or deductible in the calculation of taxable income for purposes of the Delaware corporate income tax since gains or losses from the sale or other disposition of securities issued by the State of Delaware or political subdivisions thereof are not included in computing the taxable income of a corporation for Delaware corporate income tax purposes.

Any proceeds paid under insurance policies issued to the Trustee or obtained by issuers or underwriters of the Bonds, the Sponsor, or others which represent interest on defaulted obligations held by the Trustee will be excludable from Delaware gross income for individuals, trusts and estates, or corporations, if, and to the same extent as, such proceeds would have been so excludable from federal income taxation;

Interest income received by a Unitholder is not exempt from the franchise tax imposed on banking organizations under 5 Del. C. et seq. and the franchise tax imposed on building and loan associates imposed under 5 Del. C. et seq.; and

The Units are not exempt from Delaware inheritance, estate and gift tax.

Florida Trusts

Population. Historically, population growth has been a crucial driving force for Florida's economy. It has accounted for the state's tendency to outperform the U.S. economy in terms of job creation and total income growth. Between 1960 and 1995, Florida's population grew by 9.2 million people, a 185% increase. This is more than four times the 46% growth in U.S. population over the same period. The state's population has accelerated since the FY 1990-91 recession, sparked by improving economies. In 1994, Florida ranked fourth in population with 13.9 million. By 1996, Florida's population increased to 14.4 million, with projections of 15 million by 1999. Florida's attraction, as both a growth and retirement state, has kept net migration fairly steady with an average of 245,035 new residents a year from 1990 through 1995. The U.S. average population increase since 1984 is about 1% annually, while Florida's average annual rate of increase is about 2.3%. However, during 1992-1996, Florida's annual net migration increase has averaged 1.82% and is predicted at 1.8% for 1997-98. Yet, Florida continues to be the fastest growing of the eleven largest states. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals. Since 1985, the prime working age population (18-44) has grown at an average annual rate of 2.2%. The share of Florida's total working age population (18-59) to total State population is approximately 54%. This share is not expected to change appreciably into the twenty-first century.

Income. The State's personal income has been growing strongly the last several years and has generally outperformed both the United States as a whole and the southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is due to the fact that Florida's population has been growing at a very strong pace and, since the early 1970s, the State's economy has diversified so as to provide a broader economic base. As a result, Florida's real per capita personal income has tracked closely with the national average and has tracked above the southeast. In fiscal years 1994-95 and 1995-96, Florida's per capita personal income was $22,253, and $23,371 respectively, a 5.02% increase. The 1994-95 figure is 6.1% higher than per capita personal income in the southeast region and represents 99% of the national figure. Florida's per capita personal income is expected to increase 4.04% in fiscal year 1996-97 and 5.2% in fiscal year 1997-98.

Florida's economy is expected to slow some in the current fiscal year and in FY 1997-98. An expected rise in interest rates in early 1997 should moderate housing markets and consumption of durable goods. Overall, consumption can be expected to stay in line with changes in income and jobs. Also, the combination of an investment boom in earlier years and decelerating growth in the overall economy should slow business investment through FY 1997-98. Nevertheless, Florida's economy will outperform the nation's bolstered by population growth well in excess of that for the United States.

Total income growth in Florida is expected to stabilize from its cyclical peak of 4.6% in FY 1994-95, decelerating slightly to 4.5% in FY 1995-96 and falling to 4.2% in FY 96-97. Total personal income is expected to rise to 4.4% by FY 1997-98 in Florida and 2.3% for the United States. Florida's growth rates for per capita real income parallel those for total income, though at lower levels, peaking at 2.6% in 1996, falling in 1997 to 2.3%, then achieving the peak growth rate again by 1998.

Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida's total wages and salaries and other labor income in 1996 was 59% of total personal income, while a similar figure for the nation was 68%. Property income accounted for 24% of total personal income in Florida in 1996 and transfer payments made up 17%. Property income and transfer payments for the U.S. were each 16%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

Employment. Since 1985, the State's population has increased an estimated 26.1%. In the same period, Florida's total non-farm employment has grown by approximately 37.9%. Since 1985, the job creation rate in the State is almost twice that of the nation as a whole. Contributing to the State's rapid rate of growth in employment and income is international trade. Changes to its economy have also contributed to the State's strong performance. The State is now less dependent on employment from construction, construction-related manufacturing, and resource-based manufacturing, which have declined as a proportion of total State employment. The State's private sector employment is 86.4% of total non-farm employment. While the southeast and the nation have a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs tend to be less sensitive to swings in the business cycle. The State has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These types of manufacturing jobs tend to be less cyclical. The State's unemployment rate throughout the 1980's tracked below the nation's. As the State's economic growth has slowed, its unemployment rate has tracked above and below the national average. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together, the " Organization" ), the State's unemployment rate was 6.6% during 1994 and 5.5% during 1995. In November, 1996, the unemployment rate was 4.8%, giving an 11-month average in 1996 of 5.3%. The national unemployment rate in 1994 and 1995 was 6.1% and 5.6%, respectively, with an average in 1996 of 5.4%.

Consistent with income growth, Florida's non-farm employment growth increased 4.1%, 3.9%, and 3.2% in fiscal years ending in 1994, 1995, and 1996, respectively.

The State's economy is expected to decelerate along with the nation, but is expected to outperform the nation as a whole. Total non-farm employment in Florida is expected to increase 2.9% or 180,000 new jobs in 1996-97 and remain stable at 2.9% or 183,500 new jobs in 1997-98. In comparison, the U.S. growth rate in 1997-98 is predicted at only 1.3%. Trade and services, the two largest, account for more than half of the total non-farm employment.

The strongest areas in job growth in Florida in FY 1997-98 are expected to be in services and a combination of retail and wholesale trade. Services is forecast to lead the economy, growing 4.3% (93,500 jobs) in FY 1997-98, and accounting for about 51% of total new jobs in that year. Services is the single largest source of employment in Florida, making up about 35% of total non-farm employment in FY 1997-98. Health care accounts for about 26% of total services employment.

Wholesale and retail trade is projected to increase 2.9% in FY 1997-98 (47,100 new jobs), which parallels general economic growth. This sector is the second largest, with about 25% of all jobs in the state, and will contribute about 26% of the new jobs created in FY 1997-98. Construction will exhibit modest growth of 2.5% (7,800 new jobs) reflecting stable construction activity supported by population growth.

The slower growing sectors are expected to account for only 35% of total jobs in Florida in 1997-98. Of these, government is the largest, with just under 15% of total jobs. Combined federal, state and local government jobs are expected to grow 2% (19,500 new jobs) with most of this increase at the local level. Job creation in transportation, communications, and public utilities combined (less than 5% of total employment) is forecast to slow to 1.4% (4,500 new jobs) in FY 1997-98. This partly reflects current restructuring of the industry. Manufacturing, with slightly more than 7% of total jobs, will have the slowest positive growth rate among the major sectors in FY 1997-98, at less than 1% (2,800 new jobs). However, over the same period, manufacturing employment in the nation is projected to decline about 1%. This is generally due to global competitive pressures forcing producers to substitute machinery and equipment for labor through strong investment.

Tourism. Tourism is one of Florida's most important industries. Approximately
41.8 million tourists visited the State in 1993, as reported by the Florida Department of Commerce. Although during the next several years the number of visitors to Florida decreased, in 1995, there were more than 41 million national and international visitors, and the peak reached in 1993 was almost reached in 1996. The 1995 tourist industry generated $35.31 billion in sales by Florida businesses, over $2 billion in sales tax revenue, and more than 732,800 Floridians were directly employed in travel related jobs. Visitors to the State tend to arrive slightly more by air than by car. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. By the end of fiscal year 1997-98, 43.9 million domestic and international tourists are expected to have visited the State, representing 3.2% growth from 1996-97.

Revenues and Expenses. Estimated fiscal year 1996-97 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $16,601.7 million. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $15,566.9 million of that is Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at $15,582.2 million, unencumbered reserves at the end of 1996-97 are estimated at $610.1 million with $219.4 million of this amount from the Working Capital Fund. Estimated fiscal year 1997-98 General Revenue plus Working Capital and Budget Stabilization funds available total $17,384.9 million, a 4.7% increase over 1996-97. The $16,301.5 million in Estimated Revenues represents an increase of 4.7% over the previous year's Estimated Revenues. Total estimated appropriations in the combined General Revenue and Working Capital Fund for 1997-98 are $16,716.6 million, a 7.3% increase from 1996-97.

In fiscal year 1997-98, approximately 72% of the State's $16,716.6 million General revenue will come from sales tax collections. Corporate income tax, intangible personal property tax, and beverage tax will account for 8%, 4% and 3%, respectively, of total General Revenue Funds available during fiscal 1997-98. In that same year, expenditures for education, human services, and criminal justice and corrections will amount to approximately 52%, 26%, and 16%, respectively, of total expenditures from the General Revenue Fund.

The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for such use by the counties, and the municipalities therein. In addition to this distribution, local governments may assess (by referendum) a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other additional taxing powers, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1998, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) are expected to total $12,035.9 million, an increase of 6.6% over fiscal year 1996-97.

The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

The State's second largest funding source for the General Revenue Fund is the corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ending June 30, 1998, receipts from this source are estimated to be $1,290.1 million, an increase of 2.3% from fiscal year 1996-97.

The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues estimated at $455.1 million in fiscal year 1997-98. Alcoholic beverage tax receipts are expected to increase 1.4% from the previous year's total. This tax generates 3.3% of the State's total General Revenue and the revenues collected are deposited into the State's General Revenue Fund.

The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections are expected to total $870.6 million during fiscal year 1997-98, a 3.7% increase from the previous fiscal year. In fiscal year 1997-98, 62.63% of these taxes are to be deposited to the General Revenue Fund.

The State imposes a gross receipts tax of 2.5% on electric, natural and manufactured gas, and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1997-98, this tax is estimated at $607.1 million.

The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils. The State also imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. The intangible personal property tax provides 3.9% of the revenues for the General Revenue Fund as well as funding the county revenue sharing program. In fiscal year 1997-98, total intangible personal property tax collections are estimated at $1,000.6 million, a 2% increase over the prior year. Of the tax proceeds, 66.5% are distributed to the General Revenue Fund.

The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50.0% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0%, for costs of administering the lottery. Fiscal year 1994-95 lottery ticket sales totalled $2.3 billion, providing education with approximately $874 million. In fiscal year 1997-98, sales are estimated at $2,104 million with $799.4 million available for education enhancements.

Debt-Balanced Budget Requirement. As of June 30, 1996, the state's net outstanding debt totaled $9.2 billion. Approximately 67% is full faith and credit bonds while the remaining 33% is comprised of revenue bonds pledging a specific tax or revenue. The Governor's Recommended Budget for Fiscal Year 1997-98 includes six bond issues totaling $1.38 billion for construction of schools, roads, bridges, and prisons, and the purchase of environmentally sensitive lands.

The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believe a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which is then authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

Litigation. Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any such matters, individually or in the aggregate, will not have a material adverse affect on the State's financial position.

Florida law provides preferential tax treatment to insurers who maintain a home office in the State. Certain insurers challenged the constitutionality of this tax preference and sought a refund of taxes paid. Recently, the Florida Supreme Court ruled in favor of the State. This case and others, along with pending refund claims, total about $150 million.

The State imposes a $295 fee on the issuance of certificates of title for motor vehicles previously titled outside the State. The State has been sued by plaintiffs alleging that this fee violates the Commerce Clause of the U.S. Constitution. The Circuit Court in which the case was filed has granted summary judgment for the plaintiffs and has enjoined further collection of the impact fee and has ordered refunds to all those who have paid the fee since the collection of the fee went into effect. In the State's appeal of the lower court's decision, the Florida Supreme Court ruled that this fee was unconstitutional under the Commerce Clause. Thus, the Supreme Court approved the lower court's order enjoining further collection of the fee and requiring refund of the previously collected fees. The refund exposure of the State has been estimated to be in excess of $88 million.

The State maintains a bond rating of Aa, AA and AA from Moody's Investors Service, Standard & Poor's and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Bonds purchased by the fund will not be adversely affected by any such changes.

The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, it has no reason to believe that the information is not correct in all material respects.

At the time of the closing for each Florida Trust, Chapman and Cutler, Counsel to each Florida Trust for Florida tax matters, rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

The Bonds were accompanied by opinions of Bond Counsel to the respective issuers thereof to the effect that the Bonds were exempt from the Florida intangibles tax. Neither the Sponsor nor its counsel have independently reviewed such opinions or examined the Bonds to be deposited in and held by the Florida Trust and have assumed the correctness as of the date of deposit of the opinions of Bond Counsel.

"Non-Corporate Unitholder" means a Unitholder of the Florida Trust who is an individual not subject to the Florida state income tax on corporations under Chapter 220, Florida Statutes and "Corporate Unitholder" means a Unitholder of the Florida Trust that is a corporation, bank or savings association or other entity subject to Florida state income tax on corporations or franchise tax imposed on banks or savings associations under Chapter 220, Florida Statutes.

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing law:

For Florida state income tax purposes, the Florida Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida Trust. Any amounts paid to the Florida Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter
220 or is otherwise allocable to Florida under Chapter 220. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220 and if such income is otherwise allocable to Florida under Chapter 220.

Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.

Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Georgia Trusts

The following brief summary regarding the economy of Georgia is based upon information drawn from publicly available sources and is included for purposes of providing information about general economic conditions that may or may not affect issuers of the Georgia obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

 Constitutional Considerations. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

The State and Its Economy. The State operates on a fiscal year beginning July 1 and ending June 30. The state's recovery from the economic recession of the early 1900's has been steady and is better tan regional trends, albeit half the rate of earlier recoveries. While this recovery does not meet the explosive patterns set in past cycles, recent state data reveal that Georgia ranks among the top five states in the nation in employment and total population growth. The top three industries of the 3.417 million non-agricultural workers employed in Georgia in 1995 were in trade (25.3%), services (24.5%) and manufacturing (17.2%). The 1996 annual average unemployment rate for Georgia was 4.5% as compared to the 1995 annual average unemployment rate of 4.9%.

The national unemployment rate in 1995 and 1996 was 5.6% and 5.4%, respectively, Georgia's unemployment rate has decreased every year since 1992.

In 1994 and 1995, Georgia's per capita personal income increased 5.5%, from $20,612 to $21,741, respectively. The national per capita personal income for 1994 and 1995 was $22,047 and $23,208, respectively, an increase of 5.3%.

Recently, the rates of growth in the public and private sectors have dropped. Revenues (adjusted for inflation) are advancing at around a 4% annual rate. Income growth during 1996 and 1997 is increasing between 3 and 4 percent and employment gains are between 2 and 3 percent. In Georgia, growth in employment in trade and services leads the nation, at 5 to 6 percent; however, this high percentage does not coincide with the general economic advance.

For fiscal years 1997 and 1998, real growth in income, employment, and revenues is expected to be about 3 to 4 percent, 1.5 to 2.5 percent, and 3.5 to 4.5 percent, respectively. It is predicted that the growth rate for Georgia's economy will slow for the remainder of the decade.

Three legislative measures were of significance in 1996. First, Georgia's four cent sales tax on eligible food and beverage was reduced by half beginning October 1, 1996 and will be reduced by an additional one cent on October 1, 1997, with the final one cent eliminated on October 1, 1998. Second, in 1995, the Georgia Department of Revenue issued the first of four, equal yearly refund checks to eligible federal and military retirees pursuant to House Bill
90. House Bill 3 required the Department of Revenue, in October 1996, to issue refunds to a second category of eligible retirees. Last, the Georgia Intangible Tax was formally abolished by voter referendum in November of 1996.

Net collections in fiscal year 1996 totaled $9.928 billion, an increase of $813.26 million or 8.9% over fiscal year 1995. The top revenue producer was personal income tax at $4.233 billion or 42.64% of total revenue. This tax revenue increased 10.3% from fiscal year 1995. The second leader in revenue was sales and use tax at $3.951 billion, or 39.8% of total revenue. Sales and use tax revenue increased 8.4% from fiscal year 1995. Income and sales taxes together have accounted for roughly 85% of total revenues since 1989. Corporate income tax was the third largest revenue at $696.6 million, or 7.02% of total fiscal year 1996 revenue. This was an 8.9% increase from fiscal year 1995. The fourth and fifth revenue producers for fiscal year 1996 were motor fuel taxes at 4% or $396.9 million, and motor vehicle taxes at 2.15% or $213.5 million.

Actual total revenue in fiscal years 1995 and 1996 was $10.304 billion and $11.167 billion, respectively. Actual expenditures and appropriations for state funds for fiscal years 1995 and 1996 were $10.03 billion and $10.68 billion, respectively. Total surplus for fiscal years 1995 and 1996 was $104.3 million and $91.45 million, respectively. The Revenue Shortfall Reserve Fund (3% of revenues) for fiscal years 1995 and 1996 was $288.8 million and $313.4 million, respectively, marking the third consecutive year of buildup in that reserve.

The first four months of fiscal year 1997 have produced revenue of $3.3057 billion. Estimated total revenue for fiscal years 1997 and 1998 is $11.324 billion and $11.777 billion, respectively. Budgeted expenditures and appropriations for fiscal year 1997 are $11.341 billion. The first and second highest expenditures out of the state's operating budget for fiscal year 1997 are education, at 54.2%, and human resources, at 24%, respectively. Total surplus for fiscal year 1997 is estimated at $476.3 million.

Appropriations totaling $11.777 billion are recommended by the Governor for expenditure by state agencies during fiscal year 1998. The appropriations would be funded from the following four sources: $11.12 billion from taxes and fees, $510 million in lottery proceeds, $148.8 million from the Indigent Care Trust Fund, and $750,000 from anti-fraud levies.

Georgia's total assets at the end of fiscal years 1995 and 1996 were $9.336 billion and $10.722 billion, respectively. Total liabilities for fiscal year 1995 were $8.577 billion, and for fiscal year 1996 were $9.656 billion. Total fund equity for fiscal year 1995 was $759 million and for fiscal year 1996, $1.066 billion.

As of October 31, 1996, Georgia had authorized total aggregate general obligation debt of $7,995,920,000. In the amended fiscal year 1996 and 1997 appropriations, $495,450,000 in general obligation debt was authorized. For fiscal year 1998, Governor Miller recommended $508,800,000 in bonds, the proceeds of which are to be used for various planned capital projects of the State, its department and agencies. Total direct obligations issued for fiscal years ended June 30, 1975 through June 30, 1997 is $8,189,495,000. Georgia has no direct obligations authorized but unissued during that period.

Georgia's total outstanding debt as of October 31, 1996 is $4,727,630,000. Georgia's aggregate fiscal year debt service on all outstanding bonds as of October 31, 1996 is approximately $7.15 billion.

Bond Ratings. Currently, Moody's Investors Service, Inc. rates Georgia general obligation bonds Aaa and Standard & Poor's rates such bonds AA+, and Fitch rates such bonds as AAA.

Legal Proceedings. Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

Three suits have been filed against the State of Georgia seeking refunds of liquor taxes under O.C.G.A. Section 48-2-35, in light of Bacchus Imports, Ltd.
v. Dias, 468 U.S. 263 (1984) under Georgia's pre-Bacchus statute. In the Beam case, 501 U.S. 529 (decided June 20, 1991) the Supreme Court indicated that Bacchus was retroactive, but only within the bounds of State statutes of limitations and procedural bars, and left State courts to determine any remedy in light of reliance interests, equitable considerations, and other defenses. Georgia's statute of limitations in O.C.G.A. Section 48-2-35 has run on all pre-Bacchus claims for refund except five pending claims seeking $31.7 million dollars in tax plus interest. On remand, the Fulton County Superior Court has ruled that procedural bars and other defenses bar any recovery by taxpayers on Beam's claims for refund. The Georgia Supreme Court has affirmed, and Beam's petition to the United States Supreme Court for a rehearing was denied on February 21, 1995. Thus the Beam case is now concluded. The state has filed for a Motion for Summary Judgement, based upon Beam, in the remaining two suits for refund, i.e., Joseph E. Seagram & Sons, Inc. v. State and Heublein, Inc. v. State in DeKalb County Superior Court.

Age International, Inc. v. State (two cases) and Age International, Inc. v. Miller. Three suits (two for refund and one for declaratory and injunctive relief) have been filed against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96 million in refunds of alcohol taxes imposed under Georgia's post-Bacchus (see previous note) statute, O.C.G.A. 3-4-60. These claims constitute 99% of all such taxes paid during the three years preceding these claims. In addition, the claimants have filed a second suit for refund for an additional $23 million for later time periods. These two cases encompass all known or anticipated claims for refund of such type within the apparently applicable statutes of limitations. The two Age refund cases are still pending in the trial court. The Age declaratory/injunctive relief case was dismissed by the federal District Court. That dismissal was affirmed by the Eleventh Circuit Court of Appeals, and plaintiffs petition for rehearing was denied August 24, 1995.

In Board of Public Education for Savannah/Chatham County v. State of Georgia, the local school board claimed that the State should finance the major portion of the costs of its desegregation program. The Savannah Board originally requested restitution in the amount of $30 million, but the Federal District Court set forth a formula which would require a State payment in the amount of approximately $8.9 million computed through June 30, 1994. Subsequently the parties agreed to a settlement. In March 1995, the State paid $8.925 million to the plaintiffs, in partial satisfaction of the settlement agreement. A similar complaint has been filed by DeKalb County and there are approximately five other school districts which potentially might attempt to file similar claims. In the DeKalb County case alone, the plaintiffs appear to be seeking approximately $67.5 million of restitution, however the State's motion to reconsider was granted, reducing the required State payment of approximately $28 million. The DeKalb case has been appealed and is awaiting final argument and decision in the Eleventh Circuit Court of Appeals.

In Edgar Muellar v. Collins, plaintiff filed suit in Superior Court of Fulton County, Georgia. Plaintiff challenges the constitutionality of Georgia's transfer fee provided by O.C.G.A 40-3-21.1 (often referred to as "impact fee" ) by asserting that the fee violates the Commerce, Due Process, Equal Protection, and Privileges and Immunities Clause of the United States Constitution. Plaintiff seeks to prohibit the State from further collections and to require the State to return to her and those similarly situated all fees previously collected. A similar lawsuit previously filed in the Superior Court of Chatham County, Georgia, Johnsen v. Collins, has been voluntarily dismissed and will likely be joined with the action currently pending in Fulton County. From May of 1992 to June 7, 1995, the State collected $24,168,202.72 under the transfer fee provision. All amounts collected after June 7, 1995, are being paid into an escrow account. As of July 25, 1995, the escrow account contains $46,070.00. The State continues to collect approximately $500,000 to $600,000 per month.

In Buskirk and Estill v. State of Georgia, et al., plaintiffs in this case filed a civil action in the Superior Court of Fulton County, Georgia, (No. E-31547) on behalf of all "classified employees of the State of Georgia or its agencies and departments during all or part of fiscal years 1992 through 1995 who were eligible to receive within grade pay increases." Presently pending before the court is the plaintiffs' motion for class certification, which is not opposed by the State. Discovery as to liability issues has been added, the parties will likely file cross motions for summary judgement on liability issues. If the plaintiffs prevail, the parties will conduct separate discovery on the issue of damages. The State believes that is has good and adequate defenses to the claims made, but should the plaintiffs prevail in every aspect of their claims, the liability of the State in this matter could be as much as $295,000,000, based on best estimates currently available.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Georgia Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Georgia Trusts to pay interest on or principal of the Bonds.

At the time of the closing for each Georgia Trust, Special Counsel to the Fund for Georgia tax matters rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Georgia law:

(1)For Georgia income tax purposes, the Georgia Trust is not an association taxable as a corporation, and the income of the Georgia Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Trust and received by the Unitholders.

(2)If the Trustee disposes of a Georgia Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Georgia Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Georgia Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

(3)Amounts paid under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the Georgia Bonds in the Georgia Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

(4)Neither the Georgia Bonds nor the Units will be subject to Georgia sales or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Hawaii Trusts

The following discussion regarding constitutional limitations and the economy of the State of Hawaii is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Hawaii.

Hawaii was admitted to the Union on August 21,1959 as the 50th state and is currently the 41st most populous state. Hawaii's population was 1,115,274 in 1990, as reported by the Census. According to the Census, about 75% of this population lives on Oahu, the site of the State's capital. Hawaii's population contains great ethnic diversity, consisting of immigrants from the Far East and Europe, as well as the mainland U.S.

The Hawaiian economy is based primarily on tourism with most employment located in the service and retail trade sectors and with tourists paying a large portion of the General Excise Tax and the Transient Accommodation Tax. The General Excise and Use Tax made up 53.7% of net receipts without adjustments for 1992 and the Transient Accommodations Tax were the fourth largest individual tax of net receipts in 1992. Approximately 6.5 million tourists came to the State in 1992, spending an estimated $9.6 billion while in the State. This number of tourists decreased 5.2% from 1991, mostly due to the U.S. recession as westbound visitors (80% from U.S.) fell from 4.7 million in 1990, to 4.6 million in 1991, to 4.0 million in 1992. Eastbound visitors, however, increased from 2.2 million in 1990, to 2.3 million in 1991, to 3.5 million in 1992. Total visitors to the State for the first half of 1993 fell by 6.5% from those of 1992.

The unemployment rate in the state of Hawaii was 4.8% as of June 1993, significantly below the national rate of 6.8%.

The State's per capita personal income was $24,590 in 1995, higher than the 1995 U.S. figure of $23,208. The per capita personal income in the State increased 2.4% in 1995, much lower than the 5.3% rate for the nation; yet, Hawaii's per capita personal income is 6% higher than the U.S. and Hawaii ranked ninth in the nation in 1995. Hawaii's total personal income in 1995 was $29,184 million, up 3.1% from $28,304 for 1994.

The General Fund revenues in 1992 grew at an actual annual growth rate of 1.5%. In 1993, the Council on Revenues estimates, as of April 1993, that the General Fund revenues will increase by 3.2%. Any time the General Fund balance at the close of each two successive fiscal years exceeds 5% of General Fund Revenues for the two fiscal years, the Iegislature in the next regular session will provide a credit to state taxpayers credit has been issued from 1981 to 1992, inclusive. As of May 1993, the Department of Budget and Finance projects the General Fund balance at fiscal year-end to be $314.8 million.

Inflation adjusted single family home construction fell 9.0% in 1992, but is expected to be offset by increases in alterations and additions. Employment in the construction industry has declined, but is expected to return to 1991 peak levels due to repair work from Hurricane Iniki. The hurricane hit island Kuaui in September 1992 causing an estimated $1.7 billion worth of property, agricultural, and commercial damage as estimated by the Department of Business, Economic Development, and Tourism. The State has not experienced any materially adverse economic or financial impact so far, as the federal government has provided additional funding to the state in the form of public assistance, loans, and grants with minimum state matching requirements from the General Fund.

Currently, Moody's Investors Service rates Hawaii general obligation bonds "Aa" and Standard & Poor's rates Hawaii general obligation bonds "
AA." Although these ratings indicate that the state of Hawaii is in relatively good economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic conditions. Also, it should be noted that the creditworthiness of obligations issued by local Hawaii issuers may be unrelated to the creditworthiness of obligations issued by the state of Hawaii, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Hawaii Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Hawaii Trust to pay interest on or principal on the Bonds.

At the time of the closing for each Hawaii Trust, Special Counsel to the Fund for Hawaii tax matters rendered an opinion under then existing Hawaii income tax law applicable to taxpayers whose income is subject to Hawaii income taxation substantially to the effect that:

(1)The Hawaii Trust is not an association taxable as a corporation and each Unitholder of the Hawaii Trust will be treated as the owner of a pro rata portion of the Hawaii Trust, and the income of such portion of the Hawaii Trust will therefore be treated as the income of the Unitholder for Hawaii Income Tax purposes;

(2)Income on the Bonds which is exempt from the Hawaii Income Tax when received by a Unitholder of the Hawaii Trust and which would be exempt from the Hawaii Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Hawaii Trust and distributed to such Unitholder;

(3)To the extent that interest on the Bonds, if any, is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of " alternative minimum taxable income" for purposes of Hawaii's corporate alternative minimum tax on corporations;

(4)Each Unitholder of the Hawaii Trust will recognize gain or loss for Hawaii Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Hawaii Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

(5)Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Hawaii Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

(6)Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Hawaii net income if, and to the same extent as, such interest would have been so excludible if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

(7)To the extent that interest derived from the Hawaii Trust by a Unitholder with respect to any Possession Bonds is excludible from gross income for federal income tax purposes pursuant to 48 U.SC. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will also not be subject to the Hawaii Income Tax. It should be noted that interest relating to Possession Bonds is subject to tax in the case of certain banks and financial institutions subject to the Hawaii's franchise tax and corporations subject to Hawaii's corporate alternative minimum tax.

We have not examined any of the Bonds to be deposited and held in the Hawaii Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.

Kansas Trusts

Recovery from the adverse effects of layoffs, business closures and widespread flooding that occurred in 1993 characterized the Kansas economy in 1994. The continued effects of layoffs and restructuring slowed employment growth in Kansas during 1994 and employment growth lagged behind the national rate. The unemployment rate rose from 5.0% in 1993 to a monthly average of 5.3% in 1994.

During 1995, the Kansas economy improved and in 1996, Kansas employment reflected a strong economy. Labor force employment showed an increase of 34,000 from November 1995 to November 1996. The 11-month average (January 1996-November 1996) unemployment rate for the state was 4.0%, the lowest 11-month average since 1979. During 1995 and 1996, the unemployment rate decreased from 4.4% to 3.9%, respectively. This compares favorably with a national unemployment rate in 1995 and 1996 of 5.6% and 5.4%, respectively.

In 1993 and 1994, the slowdown in employment growth was concentrated in the goods producing industries of manufacturing and mining. Employment growth in Kansas trailed national employment growth in all major employment categories except manufacturing and government. The situation improved in the following years.

In 1996, jobs across Kansas were up 2.3%, for a net increase of 27,100 new jobs. There was a 3.8% growth rate from October 1995 to October 1996. National job growth for the same period was 2.1%. Total non-farm employment as of October 1996 was 1,233,200. This was 19,000 higher than the previous year. Trade led growth with the addition of 8,700 new jobs. Manufacturing employment rose by 4,600 over the year, primarily from increased production of aircraft and parts. More business in special trade contracting and heavy construction added 3,600 construction jobs during the year. Services employment rose by 2,300, with substantial increases in social, management, and business services. Transportation-utilities added 2,100 jobs, primarily from growth in communications firms. Gains in banking and insurance provided most of the 1,500 new jobs in the finance division. Mining edged up only 100 over the year. Government had the only decrease, down 3,900 from October 1995.

Per capita personal income increased 4.7% from $20,851 in 1994 to $21,841 in 1995 (higher than the 1993-94 increase of 4.4%). Kansas's per capita personal income in 1995 was 94% of the national figure ($23,208) and Kansas ranked 23rd among the states in per capita personal income.

Total personal income in Kansas in 1994 and 1995 was $53.25 million and $56.03 million, respectively, an increase of 5.2% (same as in 1993-94). During the first quarter of 1996, this number increased to $58.15 million. Personal income increased from $57,908 in the first quarter of 1996 to $58,661 in the second quarter of 1996, an increase of 1.3%. Kansas personal income is estimated to increase 5.2% in 1996 and 5.0% in 1997.

To ensure appropriate balances, the 1990 Kansas legislature enacted legislation that established minimum ending balances for the State General Fund. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act phased in over several years and now requires an ending balance of at least 7.5% of expenditures and demand transfers. The act provides that the Governor's budget recommendations and legislative-approved budget must adhere to the balance targets.

The Governor's recommendations for receipts and expenditures would provide an ending balance of 7.5% of expenditures and demand transfers in fiscal year 1996 and 7.6% in fiscal year 1997. Although not required by law, the Governor adjusted the fiscal year 1996 budget to assure the targeted ending balance requirement through the announced 1.5% rescission and other budget savings. These actions were necessary given the shortfall that occurred in fiscal year 1995 receipts, resulting in reduced estimates for fiscal year 1996 receipts and supplemental appropriations necessary in education and other areas. The effect of a regulation change (Real Estate Settlement Procedures Act) alone required an additional $30.0 million for schools based on changes the act made in the timing of property tax payments.

For fiscal year 1997, the budget recommendations produce receipts in excess of expenditures of $5.1 million, a marked change from the deficits of $91.0 million and $106.6 million in the prior two fiscal years. Given that the state is projected to reach the minimum ending balance in fiscal year 1996, this "balancing" was necessary to continue to meet the targeted ending balance requirements. The budget presented by the Governor meets the targeted balance and corrects the spending imbalance (that occurred during fiscal years 1987 to 1993) without a proposed tax rate increase.

Adjusted estimated receipts to the State General Fund for fiscal year 1996 are $3,368.0 million. The estimate is a 4.6%, or $149.2 million, increase over fiscal year 1995 revenues of $3,218.8 million. Expenditures for fiscal years 1995 and 1996 were $3,309.8 million, and $3,474.5 million, respectively.

The estimated receipts of $3,526.9 million for fiscal year 1997 represent a 4.7% increase above fiscal year 1996 receipts adjusted for the Governor's recommendations. This is an increase of $159.0 million above the adjusted fiscal year 1996 amount. Increases to the estimate of $8.8 million are based on acceleration of the transfer of the State Gaming Revenues Fund of receipts over $50.0 million. The State General Fund expenditures of $3,521.8 million are recommended by the Governor for fiscal year 1997.

Total receipts to the state were $7.39 billion in fiscal year 1995. Net receipts are projected to remain constant in fiscal year 1996 (at $7.49 billion), and then grow by $189.2 million in fiscal year 1997, an increase of 2.6%. The Governor recommends fiscal year 1997 expenditures from all funding sources of $7.81 billion. Approximately 57.1% of that total budget is recommended for aid to local governments (30.6%) or for direct assistance payments for individuals (26.6%).

Balances in funds in the state budget are projected to experience a net decline from $1.2 billion to $683.2 million during fiscal year 1996. This reduction of $513.1 million is primarily attributable to the reduction in balances of the State HIghway Fund of $352.5 million and a reduction of the balance in the State General Fund of $106.6 million, a total between the two funds of $459.1 million.

In fiscal year 1997, the reduction in the ending balance of $233.8 million is almost entirely the result of a decline of the State HIghway Fund balances of $212.8 million. Reduction in the State Highway Fund balances are to be expected, because dollars reserved for the Comprehensive Highway Program are being expended as major highway construction projects to be completed in fiscal year 1996 and fiscal year 1997.

Individual income taxes account for the largest source of revenue, totaling $1.410 billion in fiscal year 1996. The next largest category, sales and use taxes, is projected to generate $1.392 billion for the State General Fund in fiscal year 1997.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Kansas Trust are subject. Additionally, many factors including national economic, social, and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds, or the ability of the respective issuers of the Bonds acquired by the Kansas Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Kansas Trust, Special Counsel to each Kansas Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation substantially to the effect that:

The Trust is not an association taxable as a corporation for Kansas income tax purposes;

Each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust, and the income and deductions of the Trust will therefore be treated as income of the Unitholder under Kansas law;

Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than insurance companies, banks, trust companies or savings and loan associations) however, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than insurance companies, banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on insurance companies under
Article 40, Chapter 28 of the Kansas statutes unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas; interest on the Bonds which is exempt from Kansas income taxation when received by the Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

Each Unitholder of the Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

Interest received by the Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law.

Kentucky Trusts

Population. The 1990 population census for the Commonwealth of Kentucky showed 3,685,296 persons residing in the Commonwealth. Over one-fourth of the Commonwealth's residents lived in Kentucky's twelve largest cities. In 1992, the population had risen to 3,753,836.

Employment. Total nonagricultural employment in Kentucky averaged 1,643,200 during 1995. As of November 1996, the total number of those employed in the non-agricultural industry was 1,700,200. In 1995, manufacturing accounted for 19% of the state's nonagricultural jobs, wholesale and retail trade 23.8%, services 23.8%, government 17.2%, transportation and public utilities 5.5%, contract construction 4.5%, and mining 1.6%.The state's unemployment rate in 1995 was 5.4% and in 1996 it was 5.1%.

Personal Income. Total personal income in Kentucky in 1994 and 1995 was $68.62 million and $72.76 million, respectively, an increase of 6.0%. Per capita personal income in Kentucky increased 5.1% from $17,931 in 1994 to $18,849 in 1995. Kentucky's per capita personal income in 1995 was 81% of the national figure ($23,208).

 Manufacturing. In 1991, Kentucky had more than 4,100 manufacturing plants. Manufacturing firms added over $23 billion to the state's economy in 1991. Principal manufacturing industries, by employment, in 1993 were apparel, industrial machinery, electric and electronic equipment, transportation and food.

Natural Resources. The total value of Kentucky's mineral production in 1992 was about $4.5 billion. Principal minerals produced in order of value are coal, crushed stone, natural gas and petroleum. Other minerals produced in Kentucky include sand and gravel, cement, ball clay, natural gas liquids and lime.

Budget. According to the 1994-1996 Executive Budget of the Commonwealth of Kentucky, for Fiscal Years 1995 and 1996, the distribution of all funds appropriations is as follows: higher education 14.7%, other education 21.7%, human services 12.6%, Medicaid 18.4%, transportation 10.2%, capital construction 4.3%, and all other 18.1%.

The 1994-1996 budget for the General Fund includes the following resources (all of the following numbers are in millions of dollars rounded) beginning balance of $43.7, revenue estimate of $4,599.4, continued appropriations of $61.7, non-revenue receipts of $114.4 for total resources of $4,819.2. The budget includes the following appropriations: regular appropriations of $4,744.8, current year appropriations of $67.1 and necessary governmental expenses of $4.0 for total appropriations of $4,815.9. Therefore, there is a balance of $3.3 for additional necessary governmental expenses.

Economic problems have had varying effects on the differing geographic areas of the State and the political subdivisions located within such geographic areas. Although revenue obligations of the State or its political subdivisions may be payable from a specific source or project, there can be no assurance that further economic difficulties and the resulting impact on State and local governmental finances will not adversely affect the market value of the Bonds in the Kentucky Quality Trust or the ability of the respective obligors to pay debt service of such Bonds.

Prospective investors should study with care the portfolio of Bonds in the Kentucky Quality Trust and should consult with their investment advisors as to the merits of particular issues in the portfolio.

At the time of the closing for each Kentucky Trust, Special Counsel to each Kentucky Trust for Kentucky tax matters rendered an opinion under then existing Kentucky income tax law applicable to taxpayers whose income is subject to Kentucky income taxation substantially to the effect that:

In the opinion of Harper, Ferguson & Davis, special counsel to the Fund for Kentucky tax matters, under existing Kentucky law:

Because Kentucky income tax law is based upon the Federal law and in explicit reliance upon the opinion of Chapman and Cutler referred to above, and in further reliance on the determination letter to us of the Revenue Cabinet of Kentucky dated May 10, 1984, it is our opinion that the application of existing Kentucky income tax law would be as follows:

Each Kentucky Unitholder will be treated as the owner of a pro rata portion of the Kentucky Quality Trust for Kentucky income tax purposes, and the income of the Kentucky Quality Trust will therefore be treated as the income of the Kentucky Unitholders under Kentucky law;

Interest on Bonds that would be exempt from Federal income taxation when paid directly to a Kentucky Unitholder will be exempt from Kentucky income taxation when: (i) received by the Kentucky Quality Trust and attributed to such Kentucky Unitholder; and (ii) when distributed to such Kentucky Unitholder;

Each Kentucky Unitholder will realize taxable gain or loss when the Kentucky Quality Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Kentucky Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization or accrual, as appropriate, of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Kentucky Unitholder's share of interest, if any, accruing on Bonds during the interval between the Kentucky Unitholder's settlement date and the date such Bonds are delivered to the Kentucky Quality Trust, if later);

Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Kentucky Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost;

Units of the Kentucky Quality Trust, to the extent the same represent an ownership in obligations issued by or on behalf of the Commonwealth of Kentucky or governmental units of the Commonwealth of Kentucky, the interest on which is exempt from Federal and Kentucky income taxation will not be subject to ad valorem taxation by the Commonwealth of Kentucky or any political subdivision thereof; and

If interest or indebtedness incurred or continued by a Kentucky Unitholder to purchase Units in the Kentucky Quality Trust is not deductible for Federal income tax purposes, it also will be nondeductible for Kentucky income tax purposes.

Maine

The State of Maine, which includes nearly one-half of the total land area of the six New England states, currently has a population of 1,235,000. One of Maine's greatest impediments to faster economic growth is the slow population growth. Between 1991 and 1996, Maine's population increased by about 8,000. Over the previous five years, Maine's population increased by about 64,000, for a growth rate eight times as fast as in the latest five year period.

The Maine economy continued to expand in 1996, but population dynamics held the growth rate down to 1.7% through November compared to 2.4% in 1995. National economic growth was stronger than Maine's. If migration patterns change over the next few years, as expected by the Census Bureau, combined with low unemployment rates, the Maine economy will show increased expansion over the next few years.

The largest industries in Maine in 1996 were services (150,000) jobs) and retail and wholesale trade (144,000 jobs) followed by government (96,300 jobs) and manufacturing (88,700 jobs). Maine payroll employment growth was very slow in 1996, at 0.4% for the year through November, as compared to 1.9% growth in 1995 and 2.3% growth in 1994. As measured by payroll employment as a percentage of working age population, Maine's labor participation rate is very close to the record high 69% measured in 1989, at the peak of the eighties economic boom.

The unemployment rates for Maine in December of 1995 and December of 1996 were 5.1% and 4.2%, respectively, compared to national rates of 5.2% and 5.0% for the same period. According to the Maine State Planning Office, between the second quarter of 1995 and second quarter of 1996, personal income in Maine increased by 3.5%; the national average was 5.5%, and New England income growth was 4.8%.

Maine taxable consumer retail sales were up 5.3% for the first ten months of 1996 compared to the same period a year ago. This was a significant improvement over 1995, when sales were up only 1.7% over 1994. Also, unit sales of Maine homes in 1996 were up at least 5% over the previous year.

The Constitution of the State of Maine provides that the Legislature shall not create any debt which exceeds $2,000,000 except to suppress insurrection, to repel invasion or for purposes of war except when two-thirds of the Legislature and a majority of the voters authorize the issuance of debt. The Constitution also provides that tax anticipation loans must be repaid during the fiscal year of issuance. Constitutional amendments have been adopted which also allow the Legislature to authorize the issuance of bonds: to insure payments on revenue bonds of up to $4,800,000 for local public school building projects; in the amount of up to $4,000,000 to guarantee student loans; to insure payments on up to $1,000,000 of mortgage loans for Indian housing; to insure payments on up to $4,000,000 of mortgage loans or small business loans to war veterans; and to insure payments on up to $90,000,000 of mortgage loans for industrial, manufacturing, fishing, agricultural, and recreational enterprises. This last authorization has been limited statutorily to a maximum of $87,500,000 available for issue through the Finance Authority of Maine.

The State operates under a biennial budget which was formulated in even-numbered years and presented for approval to the Legislature in odd-numbered years. The First Regular Session of the 118th Legislature will convene in 1997 to review the budget for the 1998-99 biennium.

For the fiscal year ending 1997, general fund revenues are forecast at $1.789 billion. Approximately 38.1% of the revenue will come from the sales tax and 37.8% from the individual income tax. Remaining revenue is generated from the gross receipts tax (2.6%), corporate income tax (3.6%), cigarette and tobacco tax (2.5%), insurance company tax (2.1%), and other (13.3%). General fund appropriations for fiscal year 1997 are expected to be $1.79 billion.

For fiscal year 1997-98, the corporate income tax is forecast to increase 30.09%, from $63.5 million in fiscal year 1997 to $82.7 million in fiscal year 1998. No income is generated from the gross receipts tax. A revenue shortfall of more than $360 million is predicted for the end of fiscal year 1998, due to tax cuts enacted in 1996.

The fiscal 1998-99 biennial budget was presented by the Governor to the legislature in February 1997 and must be adopted by July 1997. Highlights of the 1998-99 biennial budget include: repealing the individual income tax cap, repealing the exclusion of 80-20 corporations for corporate income tax purposes, appropriating the general fund surplus of $3.6 million to the Rainy Day Fund, and funding $250,000 per year for the personal property tax reimbursement program. The budget also phases out funding for the magnet school in Limestone. The Governor has recommended $3.71 billion for the general fund for the biennium along with cuts of $164 million. The General Fund revenue forecast for the fiscal 1998-99 biennial budget is $3,780.4 million. Revenues will be obtained from the following sources in the following percentages: Individual Income Tax (39.2%), Sales & Use Tax (40%), Corporate Income Tax (21.5%), Cigarette Tax (11.2%), Lottery (10.1%), Insurance Co. Tax (9%), Public Utilities Co. Tax (7.3%), Alcoholic Beverage (6.7%), Inheritance & Estate Tax (3.2%), Unorganized Territory Property Tax (2.7%), Investment Income (.05%) and Other Revenues (28.2%).

For the fiscal 1998-99 biennial budget, the Governor has recommended $3,791 million in appropriations. The funds will be allocated as follows: Education (49%), Human Services (33.3%), General Government (11.9%), Natural Resources (2.1%), Economic Development (1.5%), Public Protection (1.0%), Statewide Initiatives (.16%), Labor (.7%), Collective Bargaining (.3%) and Transportation (.2%).

Maine's outstanding general obligations are currently rated AA+ by Standard & Poor's and Aa by Moody's Investors Service, Inc.

The Portfolio may contain obligations of the Maine Municipal Bond Bank. All Maine Municipal Bond Bank debt is secured by loan repayments of borrowing municipalities and the State's moral obligation pledge. The state of the economy in Maine could impact the ability of municipalities to pay debt service on their obligations. Maine Municipal Bond Bank debt continues to carry a A+ rating from Standard & Poor's and a Aa rating from Moody's Investors Service, Inc.

The Portfolio may contain obligations issued by Regional Waste Systems, Inc., a quasi-municipal corporation organized pursuant to an interlocal agreement among approximately 20 Southern Maine communities ("RWS" ) or other quasi-municipal solid waste disposal facilities. RWS and other similar solid waste disposal projects operate regional solid waste disposal facilities and process the solid waste of the participating municipalities as well as the solid waste of other non-municipal users. The continued viability of such facilities is dependent, in part, upon the approach taken by the State of Maine with respect to solid waste disposal generally. Pursuant to Public Law 1989 Chapter 585, the newly formed Maine Waste Management Agency is charged with preparation and adoption by rule of an analysis and a plan for the management, reduction and recycling of solid waste for the State of Maine. The plan to be developed by the Maine Waste Management Agency is based on the waste management priorities and recycling goals established by State law. Pursuant to State law, Maine has established minimum goals for recycling and composting requiring that a minimum of 25% of the municipal solid waste stream be recycled or composted by 1992 and 50% be recycled or composted by 1994. Although RWS may participate in the mandated recycling activities, its principal existing facility consists of a mass burn 250 ton per day furnace boiler with associated equipment for production of electric energy. Thus, the source material for the RWS' primary facility could be substantially reduced as a result of implementation of the State's recycling goals. Other mass burn solid waste disposal facilities in the State have experienced seasonal shortages in waste fuel.

Revenue bonds are issued by the Maine Health and Higher Education Facilities Authority to finance hospitals and other health care facilities. The revenues of such facilities consist, in varying but typically material amounts, of payment from insurers and third-party reimbursement programs, including Medicaid, Medicare and Blue Cross. The health care industry in Maine is becoming increasingly competitive. The utilization of new programs and modified benefits by third-party reimbursement programs and the advent of alternative health care delivery systems such as health maintenance organizations contribute to the increasingly competitive nature of the health care industry. This increase in competition could adversely impact the ability of health care facilities in Maine to satisfy their financial obligations.

Further, health care providers are subject to regulatory actions, changes in law and policy changes by agencies that administer third-party reimbursement programs and regulate the health care industry. Any such changes could adversely impact the financial condition of such facilities.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Maine Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Maine Trust to pay interest on or principal of the Bonds.

The assets of the Maine Trust will consist of interest-bearing obligations issued by or on behalf of the State of Maine (the "State" ) or counties, municipalities, authorities or political subdivisions thereof (the "Maine Bonds" ) or by the Commonwealth of Puerto Rico, Guam and the
United States Virgin Islands (the "Possession Bonds" ) (collectively, the "Bonds" ).

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Maine Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for Federal income tax purposes, (iii) interest on the Maine Bonds, if received directly by a Unitholder, would be exempt from the Maine income tax applicable to individuals, trusts and estates and corporations ("Maine
Income Tax" ), and (iv) interest on the Bonds will not be taken into account by individuals and corporations in computing an additional tax (" Maine Minimum Tax" ) or in the case of corporations, a surcharge ("
Maine Corporate Income Tax Surcharge" ) imposed under the Maine Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Maine.

In the opinion of Chapman and Cutler, Special Counsel to the Fund for Maine tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

the Maine Trust is not an association taxable as a corporation, thus each Unitholder of the Trust will be essentially treated as the owner of a pro rag portion of the Maine Trust and the income of such portion of the Maine Trust will be treated as the income of the Unitholder for Maine Income Tax purposes;

interest on the Bonds which is exempt from the Maine Income Tax when received by the Maine Trust, and which would be exempt from the Maine Income Tax and the Maine Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Maine Income Tax and the Maine Minimum Tax when received by the Maine Trust \xd4 and distributed to the Unitholder;

to the extent that interest derived from the Maine Trust by a Unitholder with respect to the Possession Bonds is excludible from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Maine Income Tax;

each Unitholder of the Maine ~ Trust will recognize gain or loss for Maine Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Maine Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes; and

the Maine Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Maine Trust, the interest on which is exempt from the Tax.

Prospective purchasers subject to the Maine Franchise Tax should be advised that for purposes of the Maine Franchise Tax, interest on the Bonds received by the Trust and distributed to a Unitholder subject to such tax will be added to the Unitholder's Federal taxable income and therefore will be taxable.

Maryland Trusts

In recent years, Maryland has consistently ranked among the bottom states in job creation. While Maryland's overall tax burden is below the national average, the State and local personal income tax is among the highest in the nation. Economic data indicate that most jobs are created by small businesses, and nearly 80% of Maryland's companies are small businesses. Since many small businesses pay the personal income tax, higher State taxes directly reduce their profitability and negatively affect business decisions about location, expansion and creation of new jobs.

During 1995 and 1996, Maryland implemented substantial regulatory reform, eliminated or reduced ten business taxes, and significantly increased funding for the Sunny Day Fund and other business incentive programs to improve the State's business climate and increase competitiveness. As a result of these actions, the total number of jobs in Maryland is at an all time high and unemployment remains below the national average.

Income and sales taxes comprise 80% of the State's general fund revenue. These taxes and transportation revenues make up over 55% of the State's total revenue. All these revenue sources are highly sensitive to economic conditions. For this reason, the State's budget is dependent on the health of Maryland's economy. The State's economy has registered a steady recovery since the federal budget crisis in the winter of 1995, and the stronger economy shows consumer sales tax collections up more than 5% since the spring of 1996.

According to the Board of Revenue Estimates, Maryland economy will grow at a steady pace with ongoing gains in the transportation, trade, and service industries. From 1994 to 1995, labor force and employment continued to advance at the same rate of 1.1% while unemployment remained stable at 5.1%. This general trend upward with a corresponding reduction in unemployment since the early 1990's reinforced Maryland's gradual economic recovery. The Board expects job growth to be 1.35% in 1997 and 1998, with 4.8% gains in total personal income per year.

In total, the Board expects general fund revenues of $7,456 million during fiscal year 1997, an increase of 3.4%. This is $47.5 million over the amount estimated when the current year's budget was enacted. Fiscal year 1998 revenues are projected to increase by 3.2%.

The Administration is proposing legislation to reduce the State's top income tax rate by 10%. The rate is currently at 5%. The cut is phased-in over three years with the top tax rate cut at 2% in 1998, 3% in 1999 and 5% in 2000. The first phase of the proposed income tax cut will reduce general fund revenues by $39 million. The first year of the proposed cigarette tax increase will add $99 million, which will be allocated to the reserve fund to help pay for future years of the tax reduction. Miscellaneous revenue proposals add another $6 million in general funds. This brings estimated general fund revenues to $7,762 million in fiscal year 1998.

The State Reserve Fund acts as a savings account for the State. Funds are set aside to protect against unexpected revenue declines and finance future expenses. State law establishes a target of 5% of general fund revenues to protect against revenue downturns and maintain the State's triple-A bond rating. On June 30, 1997, the State Reserve Fund is estimated to be $526.4 million, more than 7% of general fund revenues.

The fiscal year 1998 budget adds another $163 million to the Reserve Fund. This includes $122 million to help offset the future cost of the income tax cut, a $21 million mandated payment to the Transportation Trust Fund and $20 million of savings from Maryland's welfare reform initiative that will be
designated for future job development, support services and child care   At
the end of fiscal year 1998, the reserve fund (including interest earnings) will total $705.3 million, more than 9% of general fund revenues.

Total revenue at the end of fiscal year 1996 was $14,004 million. Total revenue in fiscal years 1997 and 1998 is projected to be $15,201 million and $15,423 million, respectively.

The State's total expenditure for the fiscal year ending June 30, 1996 was $14.182 billion. As of January 15, 1997, it was estimated that total expenditures for fiscal 1997 and fiscal 1998 would be $15.106 billion and $15.532 billion, respectively. The State's General Fund, representing approximately 55%-60% of each year's total budget, is expected to have a surplus on a budgetary basis of $103 million in fiscal year 1997 and 88 million in fiscal year 1998. The State Constitution mandates a balanced budget.

The State budget for fiscal year 1998 totals $15.5 billion, a 2.8% increase over fiscal year 1997. This increase includes $163 million of reserve funding. Excluding payments to reserves, the increase equals 1.7%. The principal increases are in the areas of education and public safety. State agency operations have been generally held to fiscal year 1997 levels or reduced.

The public indebtedness of the State of Maryland, its instrumentalities and its local governments is divided into three basic types. The State, and the counties and municipalities of the State, issue general obligation bonds for capital improvements and for various projects to the payment of which the State ad valorem property tax is exclusively pledged. In addition, the Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use.

Certain authorities of the State and certain local governments issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The principal of and interest on bonds issued by these bodies are payable solely from various sources, principally fees generated from use of the facilities or enterprises financed by the bonds.

The special authorities of the State and local government entities have outstanding bonds backed exclusively by revenues derived from projects and facilities financed by the bond issue. The holders of these bonds have no claim against the general credit of the State or any governmental unit for the payment of those bonds.

There is no general debt limit imposed on the State of Maryland by the State Constitution or public general laws, but a special committee created by statute annually makes an estimate of the maximum amount of new general obligation debt that the State may prudently authorize.

General obligation bonds total $415 million in fiscal year 1998, consistent with the State's Capital Debt Affordability Committee. The Committee recommends a debt level that is fiscally manageable in order to retain the State's triple-A bond rating. General funds in the capital budget total $78.2 million for fiscal year 1998. The use of general funds to supplement the capital budget is generally limited to certain programs which cannot be prudently funded with tax-exempt bonds. Federal funds in the capital budget total $17.6 million. In fiscal year 1998, these monies will be used primarily for prison construction, developing Canal Place in Cumberland and construction of military facilities for National Guard units. Special funds in the capital budget total $184.6 million and consist of dedicated revenues for improvements such as open space, agricultural land preservation and law enforcement training facilities. Revenue bonds total $45 million in fiscal year 1998 and are designated for capital improvements to academic facilities at the University of Maryland System and to local governments to fund infrastructure and environmental improvements.

There can be no assurance that particular bond issues may not be adversely affected by changes in State or local economic or political conditions. Investors are, therefore, advised to study with care the Portfolio for the Maryland Quality Trust appearing elsewhere in this Prospectus and consult their own investment advisers as to the merits of particular issues in that Portfolio.

At the time of the closing for each Maryland Trust, Special Counsel to each Maryland Trust for Maryland tax matters rendered an opinion under then existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation substantially to the effect that:

In the opinion of Weinberg and Green LLC, special counsel to the Fund for Maryland tax matters, under existing Maryland income tax law applicable to taxpayers whose income is subject to Maryland income taxation:

(1)For Maryland State and local income tax purposes, the Maryland Quality Trust will not be recognized as an association taxable as a corporation, but rather as a fiduciary whose income will not be subject to Maryland State and local income taxation.

(2)To the extent that interest derived from the Maryland Quality Trust by a Unitholder with respect to the obligations of the State of Maryland and its political subdivisions is excludable from Federal gross income, such interest will not be subject to Maryland State or local income taxes. Interest paid to a "financial institution" will be subject to the Maryland State franchise tax on financial institutions.

(3)In the case of taxpayers who are individuals, Maryland presently imposes an income tax on items of tax preference with reference to such items as defined in the Internal Revenue Code, as amended from time to time, for purposes of calculating the federal alternative minimum tax. Interest paid on certain private activity bonds constitutes a tax preference item for the purpose of calculating the federal alternative minimum tax. Accordingly, if the Maryland Quality Trust holds such bonds, 50% of the interest on such bonds in excess of a threshold amount is taxable in Maryland.

(4)Capital gain, including gain realized by a Unitholder from the redemption, sale or other disposition of a Unit, will be included in the Maryland taxable base of Unitholders for Maryland State and local income taxation purposes. However, Maryland defines the taxable net income of individuals as Federal adjusted gross income with certain modifications. Likewise, the Maryland taxable net income of corporations is Federal taxable income with certain modifications. There is available to Maryland income taxpayers a modification which allows those taxpayers to subtract from the Maryland taxable base the gain included in Federal adjusted gross income or Federal taxable income, as the case may be, which is realized from the disposition of Securities by the Maryland Quality Trust. Consequently, by making that modification, a Unitholder who is entitled to make the subtraction modification will not be subject to Maryland State or local income tax with respect to gain realized upon the disposition of Securities by the Maryland Quality Trust. Profit realized by a "financial institution" from the sale or exchange of Bonds will be subject to the Maryland Franchise Tax.

These opinions relate only to the treatment of the Maryland Quality Trust and the Units under the Maryland State and local income tax laws and Maryland franchise tax laws. Unitholders should consult tax counsel as to other Maryland tax consequences not specifically considered in these opinions. For example, no opinion is expressed as to the treatment of the Units under the Maryland inheritance and estate tax laws.

Massachusetts Trusts

As described above, the Massachusetts Trust will invest substantially all of its net assets in obligations issued by or on behalf of the Commonwealth of Massachusetts, political subdivisions thereof, or agencies or instrumentalities of the Commonwealth or its political subdivisions (the " Bonds" ). The Massachusetts Trust is therefore susceptible to general or particular political, economic, or regulatory factors that may affect issuers of such Massachusetts Investments. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information may not be applicable to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of the Commonwealth and certain of its agencies or instrumentalities in connection with the issuance of securities, and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

The Massachusetts Economy. Massachusetts experienced continued economic growth in 1996, albeit at a slower rate than in 1995. Economic growth at the national level has been mirrored in Massachusetts, where since the low point of the recession in 1991, over 250,000 jobs have been created in Massachusetts. The unemployment rate has fallen in Massachusetts through each of the last five years, from 9.5% in March 1991, one of the highest in the nation, to 3.9% in November 1996, one of the lowest of any large industrial state. The national unemployment rate in November 1996 was 5.4%. Over three million people are working in the Commonwealth.

Improvements in the employment picture are reflected in increased personal incomes for Massachusetts residents. During fiscal years 1995 and 1996, personal income grew at an annual rate of 5.0%. Employment in the Commonwealth is expected to increase at a rate between 1.1% and 1.6% for fiscal years 1997 and 1998, and personal income is expected to grow at a rate from 4.4% to 5.6% over the same period.

In recent years, per capita personal income growth in Massachusetts has been among the highest in the nation. From 1994 to 1995, nominal per capita income in Massachusetts increased 6.4% as compared to 5.3% for the nation as a whole. Massachusetts per capita personal income in 1995 was 21% higher than the national average, and Massachusetts ranked third in the nation.

The Commonwealth, while the third most densely populated state according to the 1990 census, has experienced only a modest increase in population from 1980 to 1990 at a rate equal to less than one-half the rate of increase in the United States population as a whole.

Massachusetts possesses a diversified economic base which includes traditional manufacturing, high technology and service industries, served by an extensive transportation system and related facilities. The Massachusetts service sector, at approximately 34.3% of the state work force, is the largest sector in the Massachusetts economy. In recent years, the construction, manufacturing and trade sectors have experienced the greatest decreases in employment in Massachusetts, with more modest declines taking place in the government, finance, insurance and real estate, and service sectors. From 1990 to November of 1994, manufacturing employment in Massachusetts declined by some 15.5%. At the same time, there has occurred a reversal of the dramatic growth which occurred during the 1980's in the finance, insurance and real estate sector and in the construction sector of the Massachusetts economy.

Over the next decade, Massachusetts has a very full public construction agenda which is expected not only to improve mobility, but to provide a substantial number of construction and related employment opportunities, including the major Central Artery/Tunnel project involving the construction of a third tunnel under Boston Harbor linking the MassPike and downtown Boston with Logan International Airport, and the depression into tunnels of the Central Artery that traverses the City of Boston. Federal funds are expected to cover approximately 90% of the cost of this project. The Central Artery/Tunnel project is expected to employ approximately 5,000 on-site workers and 10,000 auxiliary workers during the peak years of construction in the mid-1990's.

State Finances. The financial condition of the Commonwealth of Massachusetts continues to reflect the fiscal recovery that began six years ago. Instead of the debt and the deficit spending characteristic of the late 1980's, the Commonwealth, according to its December 1996 audited financial statements, ended fiscal year 1996 with a balance of $1.172 billion in its budgeted funds. This marks the sixth consecutive year in which revenues exceeded expenditures. By the end of fiscal year 1996, the GAAP balance in the budgeted funds was $709.2 million, a marked change from the fiscal year 1990 GAAP deficit balance of $1.9 billion.

Due to these successive budget surpluses, the Commonwealth's Stabilization
(or "rainy day" ) Fund in fiscal year 1996 reached and then exceeded its statutory limit of $543.3 million for the first time, triggering a deposit of $232 million into the Tax Reduction Fund. As a result, the Legislature approved a one-time $150 million income tax cut for Tax Year 1996 and legislation has been filed to authorize an $84 million tax cut for Tax Year 1997. Economic recovery is also shown with the retirement in fiscal year 1998 of the last of the Fiscal Recovery Bonds, issued to finance the overspending of several years ago.

An expanding economy translates directly into a broader tax revenue base. Increased employment, incomes, housing starts, and business activity directly impact sales, personal income, corporate, deeds, and other tax collections. Compared to fiscal year 1995, fiscal year 1996 income tax collections grew 12.3%, and sales tax collections grew 5.2%. Overall, tax revenue available for the budget totaled almost $12 billion in fiscal year 1996, a 7.9% increase from fiscal year 1995.

The Massachusetts Department of Revenue estimates that the tax base in fiscal year 1997 will grow by 5.8% and total tax receipts will reach $12.31 billion. Total revenues in fiscal year 1997 are projected to total $17.393 billion. Using conservative assumptions for the total amount of authorizations that will remain unspent by the end of fiscal year 1997, spending is projected at $17.703 billion, leaving an ending all funds balance of $862.6 million. In fiscal year 1997, the Commonwealth's Stabilization Fund balance is expected to be $563 million.

Fiscal year 1998 total revenues are projected to be $17.998 billion. Tax revenues are projected to be $12.667 billion, which reflects a reduction of $82 million for tax cuts proposed in the fiscal year 1998 budget recommendation and a reduction of $84 million from the Tax Reduction Fund income tax cut. This represents an increase of 2.9% over fiscal year 1997 projected tax revenues (which includes the impact of any tax law changes). Overall, the Department of Revenue projects a slowing growth rate of the tax revenue base from 6.5% in fiscal year 1996 to 5.8% in fiscal year 1997 and 4.6% in fiscal year 1998. Non-tax revenues are projected to be $5.331 billion, a 3.5% increase over fiscal year 1997. After projected total expenditures of $18.15 billion in fiscal year 1998, the ending all funds balance is expected to be $710.6 million.

Important proposals for the 1998 fiscal year include repealing the 5% telecommunications sales tax over a five year period, reducing the existing 12% tax on "unearned" income to 5.95% over five years, eliminating the net investment income tax on domestic life insurance companies, and setting the investment tax credit rate permanently at 3%.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Massachusetts Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions located in the Commonwealth. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Massachusetts Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Massachusetts Trust, Special Counsel to each Massachusetts Trust for Massachusetts tax matters rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

In the opinion of Peabody & Arnold, special counsel to the Fund, under existing Massachusetts law:

(1)For Massachusetts income tax purposes, the Massachusetts Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

(2)The Massachusetts Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

(3)Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Massachusetts Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Massachusetts Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or issued by United States territories or possessions.

(4)Any proceeds of insurance obtained by the Trustee of the Trust or by the issuer of a Bond held by the Massachusetts Trust which are paid to Massachusetts Unitholders and which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Massachusetts gross income of a Massachusetts Unitholder if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted Bond.

(5)The Massachusetts Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be includable pro rata in the federal gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, and such gains and/or losses will be included as capital gains and/or losses in the Massachusetts Unitholders' Massachusetts gross income, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds.

(6)Gains or losses realized upon sale or redemption of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includable in their Massachusetts gross income.

(7)In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Unitholders pay for their Units and for amortization of premiums, if any, on obligations held by the Massachusetts Trust.

(8)The Units of the Massachusetts Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

Michigan Trusts

Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to 17.9 percent in 1990, durable goods manufacturing still represents a sizable portion of the State's economy. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units.

Since 1990, total employment in Michigan has climbed by over 500,000. Since 1991, Michigan has had the fastest per capita personal income growth rate in the nation, growing at 25.2% while the national average rose 18.2%. In 1995, per person income in Michigan was $23,915, an increase of 5.9% over the previous year.

Job growth and higher personal income have caused renewed population growth in Michigan. In 1996, for the second consecutive year, more people moved into Michigan than left. Michigan has not experienced back- to-back years of in-migration in over 25 years.

The Michigan economy continued to grow steadily in 1996, with wage and salary employment estimated to have increased by 1.6%. The preliminary average unemployment rate is 4.7%, the lowest since 1969, and was below the national average for the third year in a row. The national unemployment rate for 1996 is 5.4%. Personal income in Michigan grew an estimated 4.2% in 1996, down from the strong 6.5% growth reported for 1995.

In 1997, Michigan employment is expected to grow by a moderate 63,000 jobs or 1.5%, causing personal income to increase by 5.0%. The inflation rate, as measured by the Detroit Consumer Price Index (CPI), will decrease to 2.4% and inflation-adjusted purchasing power will grow 2.5%.

In 1998, employment is forecast to increase by 62,000 jobs or 1.4%. In addition, 1998 is expected to be the fifth straight year where Michigan's unemployment rate is below the national average. This follows 28 years of Michigan having a higher jobless rate than the nation. Income growth is forecast at 4.9%. The Detroit CPI is forecast to increase by 2.3% with inflation-adjusted purchasing power to increase by 2.5%.

In July 1995, Moody's Investors Service, Inc. raised the State's general obligation bond rating to "Aa" . In October 1989, Standard & Poor's raised its rating on the State's general obligation bonds to "AA" .

The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe.

In addition, the State is a party to various legal proceedings, some of which could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

In recent years, the State has reported its financial results in accordance with generally accepted accounting principles. For the fiscal years ended September 30, 1990 and 1991, the State reported negative year-end balances in the General Fund/School Aid Fund of $310.4 million and $169.4 million, respectively. The State ended each of the 1992, 1993 and 1994 fiscal years with its General Fund/School Aid Fund in balance, after having made substantial transfers to the Budget Stabilization Fund in 1993 and 1994.

Actual General Fund-General Purpose (GF-GP) revenue for 1994-95 was $7,903.1 million. The total for the School Aid Fund (SAF) revenue was $7,073.7 million, giving a combined total GF-GP and SAF revenue of $14,976.8 million.

Preliminary fiscal year 1996 revenues indicate that GF-GP baseline revenue increased 4.8% to $8,403.0 million. SAF revenue grew 5.4% to $7,377.6 million. The combined total GF-GP and SAF revenue grew 5.1% to $15,780.7 million.

For fiscal year 1997, GF-GP baseline revenues are projected at $8,334.9 million, an increase of 5.1% and SAF revenues are projected at $8,244.4 million, an increase of 4.0%. Fiscal year 1997 growth rates for both GF-GP and SAF have been adjusted to reflect the additional 8.6% earmarking of income tax revenue to the SAF. The combined total GF-GP and SAF revenues are projected at $16,579.3 million, an increase of 4.5%.

For fiscal year 1998, GF-GP baseline revenues are projected at $8,734.9 million, an increase of 4.8%, and SAF revenues are projected at $8,592.3 million, an increase of 4.2%. The combined total GF-GP and SAF revenues are projected at $17,327.2 million, an increase of 4.5%.

The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers.

On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales tax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues, some of which is provided from other new or increased State taxes. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. As of January 1997, reforms that have occurred under the amendment have been effective, yet the ultimate impact of the constitutional amendment and related legislation cannot be accurately predicted, and investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

In addition, the State Legislature recently adopted a package of state tax cuts, including a phase out of the intangibles tax, an increase in exemption amounts for personal income tax, and reductions in single business tax. Since 1991, 21 tax cuts have been enacted in Michigan. In 1998, Michigan taxpayers will have an additional $2 billion available. The cumulative impact of these 21 tax cuts will have resulted in savings of $8.6 billion to taxpayers by the end of 1998.

Before reflecting enacted tax cuts and other adjustments, the consensus revenue estimate was for a 4.8% growth in baseline general fund revenue for fiscal year 1998, or $400.0 million. The continued phase-in of enacted tax cuts and other adjustments reduced the estimated growth of actual general fund revenue receipts to 2.9% or $243.0 million.

Although all or most of the Bonds in the Michigan Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level provided under formulas by $10.9 million in the 1991 fiscal year, $34.4 million in the 1992 fiscal year, $45.5 million in the 1993 fiscal year, $54.5 million in the 1994 fiscal year, and $67.0 million in the 1995 fiscal year.

The Michigan Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

At the time of the closing for each Michigan Trust, Special Counsel to each Michigan Trust for Michigan tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

In the opinion of Miller, Canfield, Paddock and Stone, P.L.C., special counsel to the Fund for Michigan tax matters, under existing Michigan law:

The Michigan Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan Trust and the Holders of Units.

Under the income tax laws of the State of Michigan, the Michigan Trust is not an association taxable as a corporation; the income of the Michigan Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Trust. Interest on the underlying Bonds which is exempt from tax under these laws when received by Michigan Trust will retain its status as tax exempt interest to the Unitholders.

For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan Trust, and each Unitholder will have a taxable event when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

Under the Michigan Intangibles Tax, the Michigan Trust is not taxable and the pro rata ownership of the underlying Bonds, as well as the interest thereon, will be exempt to the Unitholders to the extent the Michigan Trust consists of obligations of the State of Michigan or its political subdivisions or municipalities, or of obligations of possessions of the United States. The Intangibles Tax is being phased out, with reductions of twenty-five percent (25%) in 1994 and 1995, fifty percent (50%) in 1996, and seventy-five percent (75%) in 1997, with total repeal effective January 1, 1998.

The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity" , as defined in the Act. Under the Single Business
Tax, both interest received by the Michigan Trust on the underlying Bonds and any amount distributed from the Michigan Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan Trust or the Unitholders. If the Michigan Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law.

Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

As the Tax Reform Act of 1986 eliminates the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

Minnesota Trusts

In the early 1980's the State of Minnesota experienced financial difficulties due to a downturn in the State's economy resulting from the national recession. In recent years, Minnesota has ranked as one of the top five states in production for dairy products, soy beans, hogs, corn, turkeys, sugar beets, barley, hay, sweet corn, oats, green peas, and sunflowers. In 1994, Minnesota ranked first in the nation in cash receipts for sugar beets. Total cash receipts in 1994 were $6.522 billion, with dairy products and soy beans contributing 18.3% and 15.6%, respectively.

Between 1985 and 1994, more than 435,000 jobs were added in Minnesota, resulting in employment growth of 24.1% compared to the national average of 16.9%. The four fastest growing industries in Minnesota were: services; manufacturing; finance, insurance and real estate (FIRE); and transportation, communications and public utilities (TCPU).

Employment growth in Minnesota continues to outpace the U.S. economy in fiscal year 1996. Payroll employment grew by 2.3%, significantly above the U.S. growth of 2.0%. Between November 1995 and November 1996, Minnesota added 54,800 jobs, growing at a rate of 2.3% for total nonfarm wage and salary employment. This brings the total number of nonfarm jobs in the state to 2,470,800. In the last year, the services division accounted for almost 38% of the growth and trade made up another 25%. From November 1995 to November 1996, the services sector grew 3.2%, or 20,700 jobs, the largest percentage increase of any industry division in the state. Manufacturing added 2,700 jobs, a .6% increase. FIRE gained 2,900 jobs for a growth rate of 2.1%. TCPU increased by 2.7%, or 3,200 jobs.

The annual unemployment rate in Minnesota has been below the U.S. and Midwest rates every year since 1985. In 1995 and 1996, the Minnesota unemployment rate was 3.7% and 3.6%, respectively, compared to rates of 5.6% and 5.4%, respectively, for the nation.

In 1995, per capita personal income in Minnesota was $23,271, exceeding the national average by 3%. In 1996, Minnesota's per capita personal income rose to $24,498, an increase of 5.3% from 1995. The U.S. increase for 1996 is predicted at 4.7%.

Total personal income in the state, however, grew more slowly than in the rest of the nation. Total wage and salary disbursements in the state, which account for about two-thirds of personal income, grew at a 4.9% rate in fiscal year 1996, noticeably slower than the U.S. wide growth rate of 6.2%. Much of this difference is attributed to increases in the number of hours worked by part time employees. During the past year, economic conditions in Minnesota have been such that part time workers are already working all of the hours they desire.

The Minnesota economy is expected to track the national economy during fiscal year 1997. Growth rates for personal income in Minnesota and nationally are projected to be identical. Job growth in Minnesota is forecast to be only slightly stronger than that for the entire U.S., while total wage and salary disbursements are expected to lag slightly, reflecting the belief that part time workers elsewhere in the nation will continue to add hours at a faster rate than those in Minnesota. The 1996 farm bill will add to farm income in the state in both 1996 and 1997.

Minnesota's fiscal period is a biennium. General Fund revenues and transfers-in totaled $9.619 billion for fiscal year 1996, up 9% from those for fiscal year 1995. Actual total resources were $10.421 billion. General Fund expenditures and transfers-out for the year totaled $9.638 billion, an increase of 11.7% from the previous year. Of this amount, $6.749 billion (70%) is in the form of grants and subsidies to local governments, individuals and non-profit organizations.

Total net revenue for the General Fund for the fiscal year ending June 30, 1996 was $9.617 billion. Of this amount, approximately 43% or $4.135 billion was from individual income taxes, 30.1% or $2.897 billion was from sales tax, and 7.3% or $702 million was from corporate income tax. Total General Fund expenditures for fiscal year 1996 were $8.554 billion.

The budgetary fund balance for the General Fund at the end of fiscal year 1996 was $1.357 billion, and the undesignated fund balance was $506 million, a $47.9 million increase from fiscal year 1995. A budgetary reserve of $570 million was provided for in fiscal year 1996, compared to $500 million in 1995.

Total net revenue for the Special Revenue Fund for the fiscal year ending June 30, 1996 was $1.553 billion. Total expenditures for this fund were $1.026 billion. The budgetary fund balance for the Special Revenue Fund at the end of fiscal year 1996 was $379.2 million, with the undesignated fund balance at $298.7 million.

Estimated General Fund revenues for the 1996-97 fiscal year are $19,089 million. Total resources are forecast at $20.110 billion. General Fund expenditures and transfers for fiscal year 1996-97 are predicted at $18,811 million, leaving an estimated budgetary balance of $502 million.

Total expenditures for the 1996-97 biennium are predicted at $29,801 million. Of this amount, $18,080 million is from the general fund, $10,127 are from the special revenue funds, and $563 million is from the Debt Service Fund.

National economic growth for the remainder of the decade is predicted to generate a corresponding growth in state revenues without increasing tax rates. Minnesota's revenues are expected to grow by $1.4 billion, 7.4% in the 1998-99 biennium, and 8.1% in the following biennium. Since the state forecast is based on a strong 2.4% annual growth rate, a return to a more moderate rate of growth, similar to the 2.0% growth rate in 1995, would materially reduce forecast revenues.

Spending for fiscal years 1998 and 1999 is estimated at 3.3% and 2.3%, respectively, both below Minnesota's projected personal income growth rates of 4.9% and 4.7% for the same periods.

The 1998-99 General Fund beginning balance is estimated at $1.299 billion. The Governor recommended General Fund revenues for the 1998-99 biennium of $19.99 billion, a 4.7% increase from the previous biennium. The Governor also recommended total expenditures and transfers for the 1998-99 biennium of $20.344 billion, an 8.2% increase from the 1996-97 biennium. The budgetary balance of $3 million at the end of the 1998-99 biennium is $499 million less than the previous biennium.

The State's budget reserve for the 1998-99 biennium is doubled to $522 million (an increase from $261 million in fiscal year 1997) or 5% of fiscal year 1999 spending to protect against economic uncertainty.

The November 1996 forecast shows total resources for the 1998-99 biennium at $21.804 billion, total expenditures and transfers at $19.568 billion, and a budgetary balance of $1.439 billion.

The state issued $439.6 million of new general obligation bonds, and $170.6 million of general obligation bonds were redeemed during 1996, leaving an outstanding balance of $2.2 billion. General obligation bonds authorized but unissued as of June 30, 1996 were $1.101 billion.

Minnesota Statutes, Section 16A.641 provides for an annual appropriation for transfer to the Debt Service Fund. The amount of the appropriation is to be such that, when combined with the balance on hand in the Debt Service Fund on December 1 of each year for state bonds, it will be sufficient to pay all general obligation bond principal and interest due and to become due through July 1 in the second ensuing year. If the amount appropriated is insufficient when combined with the balance on hand in the Debt Service Fund, the state constitution requires the state auditor to levy a statewide property tax to cover the deficiency. No such property tax has been levied since 1969 when the law was enacted requiring the appropriation. In fiscal year 1996, total operating transfers to the Debt Service Fund were $277.522 million.

The Governor's budget recommends a General Fund appropriation of $545.6 million for fiscal year 1998-99 for debt service on bonds sold for existing authorizations, bonds authorized but unissued, and new bonds anticipated to be authorized in the 1998 legislative session. This amount represents 2.8% of total general fund spending. The Governor also proposed $16.6 million be appropriated to pay remaining state claims from the Cambridge Bank Litigation judgment, rather than issuing additional revenue bonds for this purpose.

In May 1996, Moody's Investor Services upgraded Minnesota's general obligation bond rating to Aaa. S&P's current rating is AA+, and Fitch's rates Minnesota bonds at AAA.

Litigation. In September 1995, in Minneapolis Branch of the NAACP v. State of Minnesota, plaintiffs filed suit claiming that the segregation of minority and poor students in the Minneapolis public schools has deprived the students of an adequate education in violations of the Minnesota Constitution. It is impossible at this point to estimate the State's exposure in this case especially since the plaintiffs have not articulated what relief they are seeking. While the complaint does not request monetary damages, it does request injunctive relief that could force the State to spend over $10 million for additional funding of various items for the Minneapolis schools, and increased busing expenses. District court proceedings continue.

In Minnesota Home Health Care Association v. Gomez, plaintiffs have sued the Department of Human Services ("DHS" ) for declaratory and injunctive relief claiming that DHS violated federal law by failing to determine payment rates for home health care service providers which are consistent with efficiency, economy, and quality of care, and which provide adequate patient access. The potential loss to the State is estimated at $20 million and may impact the Accounting General Fund. The State prevailed in District Court. The case is on appeal to the Eighth Circuit Court of Appeals.

In PepsiCo, et al. v. Commissioner of Revenue, twelve corporate taxpayers claim unconstitutional treatment under certain provisions of Minnesota tax law. The Department of Revenue has not determined the potential refund liability should the plaintiffs prevail; however, the aggregate refunds to all similarly-situated taxpayers could exceed $10 million.

In Rural American Bank - Ada f/k/a First Bank of Ada, et al. v. Commissioner of Revenue, filed in Ramsey County District Court, taxpayers claim they are entitled to refunds pursuant to the Court's decision in Cambridge State Bank, in which the Court struck down a provision of the franchise tax law which taxed interest income from federal obligations. The complaint and alternative writ of mandamus seek to require the Commissioner to pay refunds to 130 banks who were not parties to the Cambridge and Cambridge-related cases. The Commissioner denies any liability, but it is possible that the State could be ordered to pay in excess of $10 million dollars.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Minnesota Trusts are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Minnesota Trusts to pay interest on or principal of the Bonds.

At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds" ) and bonds issued by possessions of the United States (the "Possession Bonds" and, with the Minnesota Bonds, the "Bonds" ) which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax" ). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions; no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota.

Although Minnesota state law provides that interest on Minnesota bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the
calendar year in which such a decision becomes final.   It cannot be predicted
whether a court would render such a decision or whether, as a result thereof, interest on Minnesota bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Minnesota income tax law as of the date of this prospectus and based upon the assumptions above:

(1)The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

(2)Income on the Bonds excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

(3)To the extent that interest on certain Bonds, if any, which is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

(4)Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

(5)Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

(6)Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

(7)To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludible from gross income for federal income tax purposes, such interest will not be subject to the Minnesota Income Tax. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Missouri Trusts

The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.

Missouri's population was 5,117,000 according to the 1990 census of the United States Bureau of the Census, which represented an increase of 200,000 or 4.1% from the 1980 census of 4,917,000 inhabitants. Based on the 1990 population, Missouri was the 15th largest state in the national and the third most populous state west of the Mississippi River, ranking behind California and Texas. In 1994, the State's population was estimated to be 5,278,000 by the United States Bureau of the Census.

Agriculture in a significant component of Missouri's economy. According to data of the United State Department of Agriculture, Missouri ranked 16th in the nation in 1993 in the value of cash receipts from farm marketing, with over $4.1 billion. Missouri is one of the nation's leading purebred livestock producers. In 1993, sales of livestock and livestock products constituted nearly 56% of the State's total agricultural receipts.

Missouri is one of the leading mineral producers in the Midwest, and ranked 15th nationally in 1993 in the production of nonfuel minerals. Total preliminary value of mineral production in 1993 was approximately $832 million. The State continues to rank first in the nation in the production of lead. Lead production in 1993 was valued at over $193 million. Missouri also ranks first in the production of refractory clay, third in barite, fourth in production of zinc and is a leading producer of lime, cement and stone.

The Missouri economy has produced exceptional job growth over the past three years. Missouri total employment in November 1996 reached 2,768,620 jobs. This is an increase of 13% or over 300,000 jobs since January of 1993. Missouri personal income grew by 7.1% in Fiscal Year 1995 and by 5.4% in Fiscal Year 1996. The Missouri economy is expected to show solid growth in Fiscal Year 1997. Missouri personal income is predicted to grow approximately 4.25% with unemployment remaining low.

According to data obtained by the Missouri Division of Employment Security, in 1996, over 2.5 million workers had nonagricultural jobs in Missouri. Over 27% of these workers were employed in services, approximately 24% were employed in wholesale and retail trade, and 16.7% were employed in manufacturing. By October 1996, Missouri had added the most new jobs in non-farm employment of all the mountain-plains states, with employment growth of 16,400. In the last ten years, Missouri has experienced a significant increase in employment in the service sector and in wholesale and retail trade. Missouri led the ten mountain-plains states in adding the most service jobs between October 1995 and October 1996, at 23,400. From the third quarter of 1995 to the third quarter of 1996, Missouri experienced total employment increase of 1.4% or 36,400 new jobs.

According to the United States Bureau of Labor Statistics, the 1995 unemployment rate in Missouri was 4.8% and the 1996 rate was 4.1%. This compares favorably with a nationwide unemployment rate of 5.6% for 1995 and 5.4% for 1996.

In 1995, per capita personal income in Missouri was $21,819, a 5.7% increase over the 1994 figure of $20,644. For the United States as a whole, per capita income in 1995 was $23,208, a 5.3% increase over the 1994 per capita income of $22,047. In 1995, Missouri had the largest pay gain for the mountain-plains region, at 4.2%, outpacing the percentage gain for the nation.

Fiscal Year 1996 began with a beginning balance in the General Revenue Fund of $383.38 million. Total resources available at the end of Fiscal Year 1996 were $6,286.2 million. Total obligations were $5,946.9 million. The Budget Stabilization Fund transfer to the General Revenue in Fiscal Year 1996 was $3.865 million, leaving an ending balance in the General Revenue of $333.413 million.

Final calculations made pursuant to Article X of the Missouri Constitution show that total state revenues for Fiscal Year 1996 exceeded the total state revenue limit by $229.1 million. Therefore, in accordance with Article X, the entire amount of excess revenues will be refunded to Missouri income taxpayers in calendar year 1998. Litigation has delayed the refund of $147.2 million triggered in Fiscal Year 1995.

Total General Revenue receipts with collections and transfers for fiscal years 1995 and 1996 were $5,443.4 million and $5,813.2 million, respectively. The total General Revenue expenditures in Fiscal Year 1996 for the operating budget were $5,287.5 million.

Estimated total resources available in the General Revenue Fund at the end of Fiscal Year 1997 are estimated at $6,426.1 million. The Budget Stabilization Fund Transfer to the General Revenue for Fiscal Year 1997 is estimated at $86.55 million, leaving an ending balance in the General Revenue of $132.78 million. Total General Revenue resources for Fiscal Year 1998 are projected at $6,500.8 million. Total obligations for Fiscal year 1998 are forecast at $6,500.8 million, leaving a $0 ending balance.

The office of Administration projects that total state revenues will exceed the total state revenue limit by approximately $155 million in Fiscal Year 1997, with a net revenue increase of 5.6%. The Office of Administration projects that revenues will not exceed the revenue limit in Fiscal Year 1998 if the Governor's recommended tax reductions are enacted, although net revenue growth is predicted at 5.4%. It is projected that total state revenues will be approximately $140 million below the Article X revenue limit refund threshold in Fiscal Year 2002.

Total General Revenue receipts with collections and transfers for fiscal year 1997 is estimated at $6,181.6 million. Fiscal year 1997 appropriations are estimated at $5,941.3 million. For fiscal year 1998, before tax cuts, General Revenue receipts are estimated at $6,498.9 million, and after proposed tax cuts, the estimated is $6,281.1 million. The Governor has recommended appropriations for the operating budget for Fiscal Year 1998 of $6,202.2 million.

For fiscal year 1998, the majority of revenues for the State of Missouri will be obtained from individual income taxes (56.2%), sales and use taxes (25.1%), corporate income taxes (8.1%), and corporate franchise taxes (1.2%). Major expenditures for fiscal year 1998 include elementary and secondary education (33.5%), human services (25.7%), higher education (13.7%), corrections and public safety (7.9%) and desegregation (4.7%).

The fiscal year 1998 budget balances resources and obligations based on the consensus revenue and refund estimate and an opening balance resulting from revenue variance and anticipated spending in Fiscal Year 1996 as well as various capital improvements in Fiscal Year 1997. The total general revenue operating budget for fiscal year 1998 exclusive of desegregation is $5,026.8 million.

Missouri will continue to see a decline in the ongoing costs of desegregation in Fiscal Year 1997. Beginning with a negotiated joint stipulation reached on February 22, 1995, Governor Carnahan has attempted to reduce these annual costs and end court supervision in the Kansas City case. This negotiation yielded $22.5 million in total savings that were used for state aid to all Missouri schools beginning in Fiscal year 1996. Following the U.S. Supreme Court decision on June 12, 1995, further negotiations reduced costs an additional $57.9 million, bringing the total savings allocated to the school foundation formula to $80.4 million. In addition, one-time savings of $66.6 million have been redirected to Missouri schools through the formula. State law requires that desegregation savings go toward the foundation formula for all Missouri schools.

As of December 31, 1996, the state has spent 2.8 billion on the desegregation cases in St. Louis and Kansas City. At the end of fiscal year 1997, that total will rise to an estimated $2.9 billion. The appropriation for Fiscal Year 1997 was $262 million. The revised estimate for fiscal year 1997 is $257.9 million. The state's obligation for desegregation capital improvement was paid for with one-time revenue sources set aside in previous fiscal years. Ongoing costs are primarily from the St. Louis magnet schools, general salary increases ordered by the federal district court in Kansas City and the costs of voluntary interdistrict transfers in both cases. These estimates are subject to variables including actions of the school districts and participating students, future court orders and the expenditure rates of the school districts. If the court approves a settlement agreement in the Kansas City case, State desegregation payments would phase out and end by Fiscal Year 2000.

Currently, each of the general obligation bonds issued by the State of Missouri is rated "AAA" by Moody's Investors Service, Inc., Standard and Poor's Corporation and Fitch's Investors Services. Missouri is one of only six states that have this rating from all three rating organizations. Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be, of course, no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.

Through voter-approved amendments to the state constitution, the people of Missouri have authorized the issuance of state general obligation bonds for three purposes: fourth state building bonds (approved in August 1994), water pollution control bonds, and third state building bonds. As of January 1, 1997, $198,620,000 principal remains outstanding of the $200,000,000 issued fourth state building bonds; and $137,315,000 principal remains outstanding of the $349,494,240 issued water pollution control bonds (both amounts excluding refunding issuances). With the final $75 million issuance on December 1, 1987, all $600 million in third state building bonds authorized by Missouri voters in 1982 were issued.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Missouri Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Missouri Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Missouri Trust, Special Counsel for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

The assets of the Missouri Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State" ) or counties, municipalities, authorities or political subdivisions thereof (the "
Missouri Bonds" ) or by the Commonwealth of Puerto Rico, Guam and the
United States Virgin Islands (the "Possession Bonds" ) (collectively, the "Bonds" ).

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri state income tax"
). The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

In the opinion of Chapman and Cutler, counsel to the Sponsor under existing law:

(1)The Missouri Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri Trust will be treated as the owner of a pro rata portion of the Missouri Trust and the income of such portion of the Missouri Trust will be treated as the income of the Unitholder for Missouri state income tax purposes.

(2)Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri state income tax if received directly by a Unitholder will be exempt from the Missouri state income tax when received by the Missouri Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

(3)Each Unitholder of the Missouri Trust will recognize gain or loss for Missouri state income tax purposes if the Trustee disposes of a bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

(4)Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri state income tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Missouri Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

(5)The Missouri state income tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

(6)The Missouri Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Nebraska Trusts

Labor Force and Unemployment. Preliminary data from the State Department of Labor show the Nebraska labor force totaled a seasonally adjusted 917,048 in January 1997, or 0.8 percent more than a year earlier. The annual average Nebraska unemployment rate has been among the lowest in the nation for the last six years. In January 1997, Department of Labor data show the Nebraska seasonally adjusted unemployment rate was 2.5 percent, compared to a national average of 5.4 percent.

The annual average Nebraska unemployment rate was 2.8 percent in 1991, 3.0 percent in 1992, 2.6 percent in 1993, 2.9 percent in 1994 and 2.6 percent in 1995; compared to 6.7 percent, 7.4 percent, 6.8 percent, 6.1 percent and 5.6 percent overall in the United States.

Job Growth. Growth in non-f arm payroll employment in Nebraska has generally been positive in recent months and years. From November 1995 to November 1996, preliminary U.S. Department of Labor data suggest non-farm payroll employment increased by approximately 20,400 in Nebraska, or by 2.5 percent. In November, the number of jobs totaled an estimated 846,800. In 1991, the average number of Nebraska non-farm payroll jobs was 739,200. That number increased 1.5 percent to 750,100 in 1992; 2.3 percent to 767,200 in 1993; 3.8 percent to 796,100 in 1994; and 2.4 percent to 815,100 in 1995. Over the same period, U.S. non-agricultural employment increased 1.9 percent in 1993; increased 3.0 percent in 1994; and increased 2.3 percent in 1995.

Manufacturing Job Growth. Manufacturing jobs have grown in Nebraska in recent years, while generally declining nationally. Nebraska manufacturing jobs totaled an estimated 114,600 in November 1996, or 2.3 percent more than a year earlier.

The number of manufacturing jobs in Nebraska averaged 99,600 in 1991; then increased to 100,700 in 1992 (1.1 percent); increased to 103,800 in 1993 (3.1 percent); increased to 108,800 in 1994 (4.8 percent); and increased to 111,800 in 1995 (2.7 percent). Overall in the United States, the number of manufacturing jobs declined 1.6 percent in 1992; decreased 0.6 percent in 1993; increased 0.3 percent in 1994; and increased 0.5 percent in 1995.

Income. Nebraska's per capita income has historically been below the average of United States, although the gap has closed in recent years. In 1991, Nebraska per capita income was 92.2 percent of the national average; in 1995, it was 92.5 percent.

Per capita personal income in the state grew from $18,096 in 1991; to $19,284 in 1992, a 6.6 percent increase; to $19,727 in 1993, a 2.3 percent increase; to $20,555 in 1994, a 4.1 percent increase; and to $21,477 in 1995, a 4.5 percent increase. From 1994 to 1995, national per capita income grew from $22,047 to $23,208, a 5.3 percent increase. Total personal income in Nebraska increased 5.3 percent in 1995, or from $33,366,000,000 in 1994 to $35,161,000,000 in 1995. That was below the national growth rate of 6.2 percent.

Cost of Living. The cost of living in Nebraska is generally below the national average. Where the national average is 100.0, the four Nebraska communities surveyed averaged a composite 94.1 rating in the third quarter of 1996. In individual cost of living sectors, Nebraska scored below the national average in the indices for utilities, health care and miscellaneous goods and services. Omaha was above the national average in transportation costs; one non-metropolitan city in the survey was above the national average for grocery items and one above for housing.

Population. With Nebraska's economic gains in recent years have come population increases through positive net migration. Reversing a long period of net out-migration from 1974 to 1990, an estimated 20,509 more people moved to Nebraska than left from 1990 to 1996. Natural increases (births exceeding deaths) also helped boost the state's total population from the 1,578,417 recorded in the 1990 Census to an estimated 1,652,093 in 1996.

Economic Future. The Bureau of Business Research of the University of Nebraska-Lincoln estimates that annual average non-farm employment in the state will grow 1.8 percent in both 1997 and 1998. Personal income is expected to grow 6.7 percent in 1997 and 5.4 percent in 1998. Largely because of income growth, total taxable retail sales will grow 6.7 percent in 1997 and 6.0 percent in 1998. If inflation projections hold, real gains in taxable retail sales will average over 3.0 percent over the next two years. Thus, as in the recent past, steady growth will characterize the Nebraska economy in the near future.

Fiscal year 1997 started with a beginning cash balance of $247.8 million, and after carryover obligations of $118.5 million, the unobligated beginning balance was $129.4 million. Total net receipts are estimated to be $1,926.6 million for fiscal year 1997 and appropriations are projected at $1,884.6 million. The ending balance in the general fund for fiscal year 1997 is projected at $171.3 million.

For Fiscal Year 1998, the beginning balance of Nebraska's General Fund is forecast to be $206.3 million, which includes $40 million in public assistance savings, and a deficit of $5.0 million for a total of $171.3 million. Total estimated net receipts for Fiscal Year 1998 is $1,923.1 million. Appropriations total $1,965.5 million, a 4.3 percent increase over Fiscal Year 1997, which includes appropriations for aid to individual and local governments, state operations and higher education, and capital construction. The ending balance for Fiscal Year 1998 is expected to be $163~9 million, with a cash reserve of $40.9 million. The following programs received major increases in state aid: education, salary increases for state employees,
public assistance and corrections operating costs.   The largest increase is
for state aid to schools.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Nebraska Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the bonds or the ability of the respective issuers of the Bonds acquired by the Nebraska Trust to pay interest on or principal of the bonds.

The assets of the Nebraska Trust will consist of interest-bearing obligations issued by or on behalf of the State of Nebraska (the "State" ) or counties, municipalities, authorities or political subdivisions thereof (the "Nebraska Bonds" ) or by the Commonwealth of Puerto Rico, Guam and the
United States Virgin Islands (the "Possession Bonds" ) (collectively, the "Bonds" ).

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Nebraska Trust. With respect to certain Nebraska Bonds which may be held by the Nebraska Trust, the opinions of bond counsel to the issuing authorities for such Bonds have indicated that the interest on such Bonds is included in computing the Nebraska Alternative Minimum Tax imposed by Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska Minimum Tax" ) (the "Nebraska AMT Bonds" ).
However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for Federal income tax purposes, (iii) none of the Bonds (other than the Nebraska AMT Bonds, if any) are "specified private activity bonds" the interest on which is included as an item of tax preference in the computation of the Alternative Minimum Tax for federal income tax purposes, (iv) interest on the Nebraska Bonds (other than the Nebraska AMT Bonds, if any), if received directly by a Unitholder, would be exempt from both the Nebraska income tax, imposed by Section 77-2714 et. seq. of the Revised Nebraska Statutes (other than the Nebraska Minimum Tax) (the "Nebraska State Income Tax" ) and the Nebraska Minimum Tax imposed by
Section 77-2715 (2) of the Revised Nebraska Statutes (the "Nebraska
Minimum Tax" ), and (v) interest on the Nebraska AMT Bonds, if any, if received directly by a Unitholder, would be exempt from the Nebraska State Income Tax. The opinion set forth below does not address the taxation of persons other than full time residents of Nebraska.

In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

(1)The Nebraska Trust is not an association taxable as a corporation, each Unitholder of the Nebraska Trust will be treated as the owner of a pro rata portion of the Nebraska Trust, and the income of such portion of the Nebraska Trust will therefore be treated as the income of the Unitholder for both Nebraska State Income Tax and the Nebraska Minimum Tax purposes;

(2)Interest on the Bonds which is exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from both the Nebraska State Income Tax and the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Nebraska Trust and distributed to a Unitholder;

(3)Interest on the Nebraska AMT Bonds, if any, which is exempt from the Nebraska State Income Tax but is included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust, and which would be exempt from the Nebraska State Income Tax but would be included in the computation of the Nebraska Minimum Tax if received directly by a Unitholder, will retain its status as exempt from the Nebraska State Income Tax but included in the computation of the Nebraska Minimum Tax when received by the Nebraska Trust and distributed to a Unitholder;

(4)To the extent that interest derived from the Nebraska Trust by a Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to either the Nebraska State Income Tax or the Nebraska Minimum Tax;

(5)Each Unitholder of the Nebraska Trust will recognize gain or loss for both Nebraska State Income Tax and Nebraska Minimum Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Nebraska Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes;

(6)The Nebraska State Income Tax does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Nebraska Trust, the interest on which is exempt from such Tax; and

(7)In the case of a Unitholder subject to the State financial institutions franchise tax, the income derived by such Unitholder from his pro rata portion of the Bonds held by the Nebraska Trust may affect the determination of such Unitholder's maximum franchise tax.

We have not examined any of the Bonds to be deposited and held in the Nebraska Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from either the Nebraska State Income Tax or the Nebraska Minimum Tax of interest on the Nebraska Bonds if received directly by a Unitholder.

New Jersey Trusts

As described above, the New Jersey Trust consists of a portfolio of Bonds. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the Bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State" ) and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The state's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1994 the State ranked second among states in per capita personal income ($27,742).

The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 5.9% in January 1997, which is higher than the national average of 5.4% in February 1997. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.

Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1995, there was a total authorized bond indebtedness of approximately $9.48 billion, of which $3.65 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.83 billion was unissued. The appropriation for the debt service obligation on such outstanding indebtedness was $466.3 million for fiscal year 1996.

New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of fiscal year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of fiscal year 1990, there was a surplus in the general fund of $1 million. At the end of fiscal year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed its fiscal year 1992 with a surplus of $760.8 million and fiscal year 1993 with a surplus of $937.4 million. It is estimated that New Jersey closed its fiscal year 1994 with a surplus of $926.0 million and fiscal year 1995 with a surplus of $569 million.

In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

The Florio administration had contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995 further reductions ranging from 1% up to 10% in income tax rates took effect. Governor Whitman recently signed into law further reductions up to 15% for some taxpayers effective January 1, 1996, completing her campaign promise to reduce income taxes by up to 30% for most taxpayers within three years.

On June 28, 1996, Governor Whitman signed the New Jersey Legislature's $16.5 billion budget for Fiscal Year 1997. The balanced budget, which includes $550 million in surplus, is slightly less than the 1996 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect the estimated tax revenues.

Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds, the adequacy of medicaid reimbursement for hospital services, the hospital assessment authorized by the Health Care Reform Act of 1992, various provisions, and the constitutionality of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the New Jersey Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

Debt Ratings. For many years, both Moody's Investors Service, Inc. and Standard and Poor's Corporation rated New Jersey general obligation bonds " Aaa" and "AAA" , respectively. On July 3, 1991, however, Standard and Poor's Corporation downgraded New Jersey general obligation bonds to " AA+." On June 4, 1992, Standard and Poor's Corporation placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the unexpected denial by the federal government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the budget was required to be closed before the new budget year began on July 1, 1992. Standard and Poor's suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.

On July 6, 1992, Standard and Poor's Corporation reaffirmed its "AA+" rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. Standard and Poor's Corporation was concerned that the State was entering fiscal 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, Standard and Poor's announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. Standard and Poor's reaffirmed its "
AA+" rating at the same time.

On August 24, 1992, Moody's Investors Service, Inc. downgraded New Jersey general obligation bonds to "Aa1," stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures will persist. On August 5, 1994, Moody's reaffirmed its "Aa1"
 rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and on the negative side, a continued reliance on one-time revenue and a dependence on pension-related savings to achieve budgetary balance.

At the time of the closing for each New Jersey Trust, Special Counsel to each New Jersey Trust for New Jersey tax matters rendered an opinion under then existing New Jersey income tax law applicable to taxpayers whose income is subject to New Jersey income taxation substantially to the effect that:

In the opinion of Pitney, Hardin, Kipp & Szuch, special counsel to the Fund for New Jersey tax matters, under existing law:

(1)The New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

(2)With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

(3)A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

(4)Units of the New Jersey Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

(5)If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

New York Trusts

A resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued had original issue discount, and
(c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

Interest or gain from the New York Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

Amounts paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York State and New York City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.

For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of New York obligations.

If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

The Portfolio of the New York Trust includes obligations issued by New York State (the "State" ), by its various public bodies (the "
Agencies" ), and/or by other entities located within the State, including the City of New York (the "City" ).

Some of the more significant events relating to the financial situation in New York are summarized below. This section provides only a brief summary of the complex factors affecting the financial situation in New York and is based in part on Official Statements issued by, and on other information reported by the State, the City and the Agencies in connection with the issuance of their respective securities.

There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. However, the State's 1995-96 budget reflected significant actions to reduce the burden of State taxation, including adoption of a 3-year, 20 percent reduction in the State's personal income tax. During 1996-97, New York led the nation in tax cuts, at 54.1%, bringing the total value of tax reductions in effect for the 1997 year to over $6 billion. When measured as a percentage of personal income, state-imposed taxes in New York should be below the national median in 1997. The budget for fiscal year 1997-98 reflects an additional $170 million in tax reductions.

A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 calendar year. Economic recovery started considerably later in the State than in the nation as a whole due in part to the significant retrenchment in the banking and financial services industries, cutbacks in defense spending, downsizing by several major corporations, and an oversupply of office buildings. In the last few years, New York has shown signs of economic resurgence. Since 1994, New York has jumped from 15th to 6th in terms of total private sector employment growth compared to other states, gaining 140,000 private sector jobs since December 1994, despite banking layoffs and closure of a major automotive plant. Overall employment growth was close to 0.7%, almost 60,000 jobs, for 1996. National employment growth in 1996 was 2.0%. The New York economy in 1997 is expected to grow at about the same rate as in 1996. Many uncertainties exist in forecasts of both the national and State economies and there can be no assurance that the State economy will perform at a level sufficient to meet the State's projections of receipts and disbursements.

1997-98 Fiscal Year. The Governor presented the recommended Executive Budget for the 1997-98 fiscal year in January 1997. The 1997-98 budget gap is smaller than the previous two fiscal year projections. The baseline budget forecast produced an estimated $2.3 billion budget imbalance, before reflecting any actions taken by the Governor to produce a balanced 1997-98 Financial Plan. Projections of baseline revenue growth showed a decline of almost $2 billion, reflecting the loss of non-recurring receipts used in 1996-97 and implementation of previously enacted tax reduction programs.

The 1996-97 surplus of $943 million reduced the 1997-98 budget gap to $1.3 billion. Proposals included in the Executive Budget for 1997-98 close this remaining gap, reducing State spending for the third straight year, and permitting three new tax reduction proposals: the $1.7 billion, multi-year property tax reduction portion of STAR (School Tax Relief initiative); a three-year phased reduction in the estate and gift tax; and a $50 million reserve for additional targeted job-creating tax reductions. The budget also makes a significant investment in school aid -- a proposed increase of $302 million on a school year basis as the first step toward implementing the $1.7 billion school aid portion of STAR.

The 1997-98 Financial Plan includes approximately $66 million in non-recurring resources, or only 0.2% of the General Fund budget -- the lowest level in more than a decade. As compared to 1996-97, non-recurring resources are a much smaller component of the budget: down over $1 billion from last year's adopted budget. The loss of these resources in future years is more than offset by recommendations which provide higher annualized savings in 1998-99 and beyond.

Assuming these gap-closing actions, the Financial Plan projects receipts of $32.9 billion and spending of $32.8 billion in fiscal year 1997-98, with a required deposit of $15 million to the Tax Stabilization Reserve Fund (TSRF) and an increase of $24 million in the Contingency Reserve Fund (CRF). The closing fund balance in the General Fund is projected to be $332 million, the largest amount ever on deposit.

1996-97 Fiscal Year. The 1996-97 State Financial Plan projected General Fund receipts and transfers from other funds at $32.966 billion and disbursements and transfers to other funds at $32.895 billion. The 1996-97 General Fund Financial Plan continues to be balanced, with a projected surplus of $1.3 billion. This will be the second consecutive material budget surplus generated by the Governor's administration. Of this amount, $250 million is being used to accelerate the last portion of the Governor's personal income tax cut through changes to the 1997 withholding tables. This raises taxpayers' current take-home pay rather than issuing larger refunds in 1998. Of the remainder, $943 million is being used to help close the projected 1997-98 budget gap, and $65 million is being deposited into the Tax Stabilization Reserve Fund (the State's "rainy day" fund) as provided by the Constitution. This is the maximum amount that can be deposited, and increases the size of that fund to $332 million by the end of 1997-98, the highest balance ever achieved.

The surplus results primarily from growth in projected receipts. As compared to the enacted budget, revenues increased by more than $1 billion, while disbursements fell by $228 million. These changes from original Financial Plan projections reflect actual results through December 1996 as well as modified economic and caseload projections for the balance of the fiscal year.

The General Fund closing balance is expected to be $358 million at the end of 1996-97. Of this amount, $317 million will be on deposit in the TSRF, while another $41 million will remain on deposit in the CRF. The TSRF has an opening balance of $287 million, supplemented by a required payment of $15 million and an extraordinary deposit of $65 million from surplus 1996-97 monies. The $9 million on deposit in the Revenue Accumulation Fund will be drawn down as planned. The previously planned deposit of $85 million to the CRF, projected earlier to be received from contractual efforts to maximize Federal revenue, is not expected to materialize this year.

Future Fiscal Years. There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements.

Indebtedness. As of March 31, 1995, the total amount of long-term State general obligation debt authorized but unissued stood at $1.789 billion. As of the same date, the State had approximately $5.181 billion in general obligation debt and $149.3 million of Bond Anticipation Notes ("BANS" ) outstanding.

As of March 31, 1995, $17.980 billion of bonds, issued in connection with lease-purchase and contractual obligation financings of State capital programs, were outstanding. The total amount of outstanding State-supported debt as of March 31, 1995 was $27.913 billion. Total State-related debt (which includes the State-supported debt, moral obligation and certain other financings and State-guaranteed debt) was $36.1 billion.

The State projects that its borrowings for capital purposes during the State's 1995-96 fiscal year will consist of $248 million in general obligation bonds and BANS and $186 million in general obligation commercial paper. The State's commercial paper program is expected to have an average of $287 million outstanding during 1997-98. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

In June 1990, legislation was enacted creating the "New York Local
Government Assistance Corporation" ("LGAC" ), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC has issued its bonds to provide net proceeds of $4.7 billion. LGAC has been authorized to issue additional bonds to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year to redeem notes sold in June 1995. The LGAC program was completed in 1995-96 with the issuance of the last installment of authorized bond sales.

The Legislature passed a proposed constitutional amendment which would permit the State subject to certain restrictions to issue revenue bonds without voter referendum. Among the restrictions proposed is that such bonds would not be backed by the full faith and credit of the State. Changes to the proposed amendment may be submitted, which before becoming effective, must be passed again by the next separately-elected Legislature and approved by voter referendum at a general election. The earliest such an amendment could take effect would be in November 1995.

Ratings. Moody's rating of the State's general obligation bonds stood at A as of September 1995, and S&P's rating stood at A-. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board" ) to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the " Covered Organizations" )).

Over the past three years, the rate of economic growth in the City has slowed substantially, and the City's economy is currently in recession. The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan. The City Comptroller has issued reports concluding that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan.

Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1996 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

The City's projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, and approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan.

The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personnel reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal years 1996 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in recent years.

Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates issuance of $9.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. Future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

1996-99 Financial Plan. On July 11, 1995, the City submitted to the Control Board the 1996-99 Financial Plan, which relates to the City, the Board of Education and the City University of New York. The 1996-99 Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the 1996-99 Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

The 1996-99 Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. The proposed gap-closing actions, a substantial number of which are not specified in detail, include various actions which may be subject to State or Federal approval.

On July 24, 1995, the City Comptroller issued a report on the 1996-99 Financial Plan. The report concluded that the 1996-99 Financial Plan includes total risks of $749 million to $1.034 billion for the 1996 fiscal year. With respect to the 1997-99 fiscal years, the report noted that the gap-closing program in the 1996-99 Financial Plan does not include information about how the City will implement the various gap- closing programs, and that the entitlement cost containment and revenue initiatives will require approval of the State legislature. The report estimated that the 1996-99 Financial Plan includes total risks of $2.0 billion to $2.5 billion in the 1997 fiscal year, $2.8 billion to $3.3 billion in the 1998 fiscal year, and $2.9 billion to $3.4 billion in the 1999 fiscal year.

On December 16, 1994, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be greatly reduced in future years due to the decline in value of taxable real property. The report concluded that the debt incurring power of the City would likely be curtailed substantially in the 1997 and 1998 fiscal years.

On July 21, 1995, the staff of the Control Board issued a report on the 1996-99 Financial Plan which identified risks of $873 million, $2.1 billion, $2.8 billion and $2.8 billion for the 1996 through 1999 fiscal years, respectively.

On July 24, 1995, the staff of the OSDC issued a report on the 1996- 99 Financial Plan. The report concluded that there remains a budget gap for the 1996 fiscal year of $392 million, largely because the City and its unions have yet to reach an agreement on how to achieve $160 million in unspecified labor savings and the remaining $100 million in recurring health insurance savings from last year's agreement. The report further noted that growth in City revenues is being constrained by the weak economy in the City, which is likely to be compounded by the slowing national economy, and that there is a likelihood of a national recession during the course of the 1996-99 Financial Plan. Moreover, the report noted that State and Federal budgets are undergoing tumultuous changes, and that the potential for far-reaching reductions in intergovernmental assistance is clearly on the horizon, with greater uncertainty about the impact on City finances and services.

Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1994, the City estimated its potential future liability in respect of outstanding claims to be approximately $2.6 billion. The 1996-99 Financial Plan includes provisions for judgments and claims of $279 million, $236 million, $251 million and $264 million for the 1996 through 1999 fiscal years, respectively.

As of March 1996, Moody's rating of the City's general obligation bonds stood at Baa1 and S&P's rating stood at A-.

On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance financial plans, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. continues to rate the City general obligations bond A-. Moody's rating for City general obligation bonds is Baa1.

On February 11, 1991, Moody's had lowered its rating from A. Previously, Moody's had raised its rating to A in May 1988, to Baa1 in December 1986, to Baa in November 1983 and to Ba1 in November 1981. S&P had raised its rating to A- in November 1987, to BBB+ in July 1985 and to BBB in March 1981.

As of June 30, 1995, the City and MAC had, respectively, $23.258 billion and $4.033 billion of outstanding net long-term indebtedness.

Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called " moral obligation" provisions which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

As of September 30, 1993, the State reported that there were eighteen Agencies that each had outstanding debt of $100 million or more. These eighteen Agencies had an aggregate of $63.5 billion of outstanding debt, including refunding bonds, of which $7.7 billion was moral obligation debt of the State and $19.3 billion was financed under lease-purchase or contractual obligation financing arrangements.

The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the future.

Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1996-97 and 1997-1998 fiscal years.

Fiscal difficulties experienced by the City of Yonkers ("Yonkers" ) resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board" ) by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State was approximately $17.7 billion. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for state financing at the close of their fiscal year ending in 1993.

Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York Trust, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

At the time of the closing for each New York Trust, Special Counsel to each New York Trust for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

In the opinion of Kroll & Tract LLP, special counsel to the Fund for New York tax matters, under existing New York law:

The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

North Carolina Trust

The portions of the following discussion regarding the financial condition of the State government may not be relevant to general obligation or revenue bonds issued by political subdivisions of the State. Those portions and the sections which follow regarding the economy of the State are included for the purpose of providing information about general economic conditions that may or may not affect issuers of the North Carolina Bonds. None of the information is relevant to Bonds issued by territories or possessions of the United States that may be included in the portfolio of the North Carolina Trust.

General obligations of a city, town or county in North Carolina are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue bonds issued by North Carolina political subdivisions include (1) revenue bonds payable exclusively from revenue-producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of North Carolina. In addition, the Trust is concentrated in Debt Obligations of North Carolina issuers and is subject to additional risk from decreased diversification as well as factors that may be particular to North Carolina or, in the case of revenue bonds, payable exclusively from private party revenues or from specific state non-tax revenue, factors that may be particular to the related activity or payment party.

Section 23-48 of the North Carolina General Statutes appears to permit any city, town, school district, county or other taxing district to avail itself of the provisions of Chapter 9 of the United States Bankruptcy Code, but only with the consent of the Local Government Commission of the State and of the holders of such percentage or percentages of the indebtedness of the issuer as may be required by the Bankruptcy Code (if any such consent is required). Thus, although limitations apply, in certain circumstances political subdivisions might be able to seek the protection of the Bankruptcy Code.

State Budget and Revenues. The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The State's fiscal year runs from July 1st through June 30th. In November 1996, the voters of the State approved a constitutional amendment giving the Governor the power to veto certain legislative matters, including budgetary matters.

Since 1994, the State has had a budget surplus, in part as a result of new taxes and fees and spending reductions put into place in the early 1990s. In addition, the State, like the nation, has experienced economic recovery during the 1990s. The General Fund balance at the end of the 1995-96 fiscal year was reported at approximately $406 million. As of November 1996, the amount of uncommitted funds of the State was $586 million.

In the 1996-97 Budget prepared by the Office of State Budget and Management, it is projected that General Fund net revenues will increase 3% over 1995-96. This increase is expected to result primarily from growth in the North Carolina economy, despite a tax reduction package enacted by the Legislature during the 1996 legislative session. The State budget is based upon estimated revenues and a multitude of existing and assumed State and non-State factors, including State and national economic conditions, international activity and federal government policies and legislation.

In 1995, the North Carolina General Assembly repealed, effective for taxable years beginning January 1, 1995, the tax levied on various forms of intangible personal property. The legislature provided from specific appropriations to counties and municipalities to replace the revenues previously received for the intangibles tax. In addition, in the 1996 session the legislature reduced the corporate income tax rate from 7.75% to 6.9% (phased in over four years) and reduced the food tax from 4% to 3%.

It is unclear what effect these developments at the State level may have on the value of the Debt Obligations in the North Carolina Trust.

Litigation. Litigation against the State includes the following.

Leandro, et al. v. State of North Carolina and State Board of Education -- In May 1994, students and boards of education in five counties in the State filed suit in state Superior Court requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities and denying due process of law, and violates various statutes relating to public education. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law. The Superior Court denied defendants' motion to dismiss, but was reversed by the state Court of Appeals. An appeal from this decision is now pending with the North Carolina Supreme Court. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position, but no significant financial impact is expected to result from the ultimate resolution of this case, even if adverse to the State.

Francisco Case -- In August, 1994 a class action lawsuit was filed in state court against the Superintendent of Public Instruction and the State Board of Education on behalf of a class of parents and their children who are characterized as limited English proficient. The complaint alleges that the State has failed to provide funding for the education of these students and has failed to supervise local school systems in administering programs for them. The complaint does not allege an amount in controversy, but asks the Court to order the defendants to fund a comprehensive program to ensure equal educational opportunities for children with limited English proficiency. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position, and no significant financial impact is expected to result from the ultimate resolution of this case, even if adverse to the State.

Faulkenbury v. Teachers' and State Employees' Retirement System; Peele v. Teachers' and State Employees' Retirement System; Woodard v. Local Governmental Employees' Retirement System -- Plaintiffs are disability retirees who brought class actions in state court challenging changes in the formula for payment of disability retirement benefits and claiming impairment of contract rights, breach of fiduciary duty, violation of other federal constitutional rights, and violation of state constitutional and statutory rights. The State estimates that the cost in damages and higher prospective benefit payments to class members would probably amount to $50 million or more in Faulkenbury, $50 million or more in Peele, and $15 million or more in Woodward, all ultimately payable, at least initially, from the state retirement systems funds.

Upon review in Faulkenbury, the North Carolina Court of Appeals and Supreme Court have held that claims made in Faulkenbury substantially similar to those in Peele and Woodward -- for breach of fiduciary duty and violation of federal constitutional rights brought under the federal Civil Rights Act -- either do not state a cause of action or are barred by the statute of limitations. In 1994 plaintiffs took voluntary dismissals of their claims for impairment of contract rights in violation of the United States Constitution and filed new actions in federal court asserting the same claims, along with claims for violation of constitutional rights in the taxation of retirement benefits. The federal court actions have been stayed pending the trial in state court. The cases have been consolidated and discretionary review by the State Supreme Court has been allowed. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position.

Fulton Corporation v. Justus, Secretary of Revenue --The State's intangible personal property tax levied on certain shares of stock (repealed as of the tax year beginning January 1, 1995) was challenged by the plaintiff on grounds that it violates the Commerce Clause of the United States Constitution by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff, a North Carolina corporation, paid the intangibles tax on stock it owns in other corporations. The plaintiff sought to invalidate the tax in its entirety and to recover the intangibles taxes it paid for the 1990 tax year.

The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling was to increase collections by rendering all stock taxable on 100% of its value. The North Carolina Supreme Court reversed the Court of Appeals and held that the tax is valid and constitutional. The plaintiff appealed to the U.S. Supreme Court which held that the tax violated the Commerce Clause of the U.S. Constitution, and remanded the case to the North Carolina Supreme Court for consideration of possible remedies, including refunds. On remand, the North Carolina Supreme Court determined that the Court of Appeals was correct in finding that all stock was taxable and, moreover, that the tax must be applied retroactively. The Court offered that the legislature could "forgive" the tax, but the Court did not have this ability. The legislature has not responded as of this date. In the event that the General Assembly forgives the tax, it is estimated that the cost to the State would be $141 million to issue refunds to those taxpayers who filed protests to the tax and $500 million to all taxpayers who paid the tax in the subject years.

Other Tax Cases: In Davis v. Michigan (1989), the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

The Swanson Cases -- Following Davis, federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members. A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimated refunds and interest liability of $280.89 million as of June 30, 1994.

The North Carolina Supreme Court ultimately held in favor of the State in the case brought in State court, and the United States Supreme Court denied the plaintiffs' request for review of that decision, thereby concluding the State litigation. Plaintiffs also were unsuccessful in the federal court action. The federal retirees sought relief through State legislation, and in 1996 the legislature passed a special refund and tax credit bill that will permit the retirees to recover, through credits or, in some cases, refunds, the net tax previously paid that could not be recovered through usual claims. The expected cost to the State is approximately $140 million.

The Bailey Cases -- State and local government retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review.

In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt, and violation of several state constitutional provisions. Although the Superior Court ruled largely in the plaintiffs' favor, appeals have been taken from both sides and the North Carolina Supreme Court has allowed discretionary review before hearing by the Court of Appeals. Additional suits have been filed to recover taxes subsequently paid.

The North Carolina Attorney General's Office estimates that the amount in controversy is approximately $40-$45 million annually for the tax years 1989 through 1992. In addition, it is anticipated that the decision reached in this case will govern the resolution of tax refund claims made by retired state and local government employees for taxes paid on retirement benefit income for tax years after 1991. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the merits.

Patton v. State -- In connection with the legislature's repeal of the tax exemption for state retirees in 1989, certain adjustments were adopted that reduced the state retirees' tax burden. In May 1995, federal retirees filed a lawsuit in State court for tax refunds for the years 1989 through 1994 alleging that these adjustments also constitute unlawful discrimination against federal retirees.

This action is being held in abeyance pending the outcome in Bailey. Should plaintiffs prevail in Bailey, such a result, these federal retirees allege, would re-establish the disparity of treatment between state and federal pension income which was held unconstitutional in Davis. Potential refunds exceed $300 million.

The State is involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations; however, the North Carolina Attorney General does not expect any of the outstanding lawsuits to materially adversely affect the State's ability to meet its financial obligations.

General. The population of the State has increased 13% from 1980, from 5,880,095 to 6,657,106 as reported by the 1990 federal census and the State rose from twelfth to tenth in population. The State's estimate of population as of July, 1996 is 7,322,317. Notwithstanding its rank in population size, North Carolina is primarily a rural state, having only six municipalities with populations in excess of 100,000.

The labor force has undergone significant change during recent years as the State has moved from an agricultural to a service and goods producing economy. Those persons displaced by farm mechanization and farm consolidations have, in large measure, sought and found employment in other pursuits. Due to the wide dispersion of non-agricultural employment, the people have been able to maintain, to a large extent, their rural habitation practices. During the period 1980 to 1996, the State labor force grew about 30% (from 2,855,200 to 3,718,000). Per capita income during the period 1985 to 1995 grew from $11,870 to $21,103, an increase of 77.8%.

The current economic profile of the State consists of a combination of industry, agriculture and tourism. As of June 1996, the State was reported to rank eleventh among the states in non-agricultural employment and eighth in manufacturing employment. Employment indicators have varied somewhat in the annual periods since June of 1990, but have demonstrated an upward trend since 1991. The following table reflects the fluctuations in certain key employment categories.

Category (All Seasonally Adjusted)                                 June 1992    June 1993    June 1994    June 1995    June 1996
-----------------------------------------------------------------------------------------------------------------------------------
Civilian Labor Force                                               3,495,000    3,504,000    3,560,000    3,578,000    3,704,000
-----------------------------------------------------------------------------------------------------------------------------------
Nonagricultural Employment                                         3,135,000    3,203,400    3,358,700    3,419,100    3.506,000
-----------------------------------------------------------------------------------------------------------------------------------
Goods Producing Occupations (mining, construction and
manufacturing)                                                       980,800      993,600    1,021,500    1,036,700    1,023,800
-----------------------------------------------------------------------------------------------------------------------------------
Service Occupations                                                2,154,200    2,209,800    2,337,200    2,382,400    2,482,400
-----------------------------------------------------------------------------------------------------------------------------------
Wholesale/Retail Occupations                                         715,100      723,200      749,000      776,900      809,100
-----------------------------------------------------------------------------------------------------------------------------------
Government Employees                                                 513,400      515,400      554,600      555,300      570,800
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Services                                               638,300      676,900      731,900      742,200      786,100
-----------------------------------------------------------------------------------------------------------------------------------
Agricultural Employment                                              102,800       88,400       53,000       53,000       53,000
-----------------------------------------------------------------------------------------------------------------------------------

The seasonally adjusted unemployment rate in October 1996 was estimated to be 4.0% of the labor force, as compared with 5.2% nationwide.

North Carolina's economy continues to benefit from a vibrant manufacturing section. Manufacturing firms employ approximately 25% of the total non-agricultural workforce. North Carolina has a higher percentage of manufacturing workers than any state in the nation. The State's annual value of manufacturing shipments totals $142 billion, ranking the State eighth in the nation. The State leads the nation in the production of textiles, tobacco products, furniture and fiberoptic cable, and is among the largest producers of pharmaceuticals, electronics and telecommunications equipment. More than 700 international firms have established a presence in the State. Charlotte is now the second largest financial center in the country, based on assets of banks headquartered there. The strength of the State's manufacturing sector also supports the growth in exports; the latest annual statistics show $8.76 billion in exports, making North Carolina one of the few states with an export trade surplus.

In 1995, the State's gross agricultural income of nearly $7.0 billion placed it eighth in the nation in gross agricultural income. According to the State Commissioner of Agriculture, in 1995, the State ranked first in the nation in the production of flue-cured tobacco, total tobacco, turkeys and sweet potatoes; second in hog production, trout, the production of cucumbers for pickles, and net farm income; third in the value of poultry and egg products, and greenhouse and nursery income; fourth in commercial broilers, peanuts, blueberries and strawberries; and sixth in burley tobacco.

The diversity of agriculture in North Carolina and a continuing push in marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina is the third most diversified agricultural state in the nation.

Tobacco production, which had been the leading source of agricultural income in the State, declined in 1995. The poultry industry is now the leading source of gross agricultural income, at 29%, and the pork industry provides over 18% of the total agricultural income. Tobacco farming in North Carolina has been and is expected to continue to be affected by major Federal legislation and regulatory measures regarding tobacco production and marketing and by international competition. Measures adverse to tobacco farming could have negative effects on farm income and the North Carolina economy generally.

The number of farms has been decreasing; in 1995 there were approximately 58,000 farms in the State, down from approximately 72,000 in 1987 (a decrease of about 19% in eight years). However, a strong agribusiness sector supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agriculture industry, including food, fiber and forest products, contributes over $45 billion annually to the State's economy.

The State Department of Commerce, Travel and Tourism Division reports that in 1995 more than $9 billion was spent on tourism in the State. The Department estimates that two-thirds of total expenditures came from out-of-state travelers, and that approximately 161,000 people were employed in tourism-related jobs. The effects of two severe hurricanes in 1996 may have an adverse effect on tourism in certain areas of the State.

Bond Ratings. Currently, Moody's rates North Carolina general obligation bonds as Aaa and Standard & Poor's rates such bonds as AAA. Standard & Poor's also reaffirmed its stable outlook for the State in June 1995. Standard & Poor's reports that North Carolina's rating reflects the State's strong economic characteristics, sound financial performance, and low debt levels.

The Sponsor believes the information summarized above describes some of the more significant events relating to the North Carolina Trust. The sources of this information are the official statements of issuers located in North Carolina, State agencies, publicly available documents, publications of rating agencies and statements by, or news reports of statements by State officials and employees and by rating agencies. The Sponsor and its counsel have not independently verified any of the information contained in the official statements and other sources and counsel have not expressed any opinion regarding the completeness or materiality of any matters contained in this Prospectus other than the tax opinions set forth below under North Carolina Taxes.

At the time of the closing for each North Carolina Trust, Special Counsel to each North Carolina Trust for North Carolina tax matters rendered an opinion under then existing North Carolina income tax law applicable to taxpayers whose income is subject to North Carolina income taxation substantially to the effect that.

In the opinion of Hunton & Williams, special counsel to the Fund for North Carolina tax matters, under existing North Carolina law:

Upon the establishing of the North Carolina Quality Trust and the Units thereunder:

The North Carolina Quality Trust is not an "association" taxable as a corporation under North Carolina law with the result that income of the North Carolina Quality Trust will be deemed to be income of the Unitholders.

Interest on the Bonds that is exempt from North Carolina income tax when received by the North Carolina Quality Trust will retain its tax-exempt status when received by the Unitholders.

Unitholders will realize a taxable event when the North Carolina Quality Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when a Unitholder redeems or sells his Units (or any of them), and taxable gains for Federal income tax purposes may result in gain taxable as ordinary income for North Carolina income tax purposes. However, when a Bond has been issued under an act of the North Carolina General Assembly that provides that all income from such Bond, including any profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by the North Carolina Quality Trust will retain its tax-exempt status in the hands of the Unitholders.

Unitholders must amortize their proportionate shares of any premium on a Bond. Amortization for each taxable year is accomplished by lowering the Unitholder's basis (as adjusted) in his Units with no deduction against gross income for the year.

The Units are exempt from the North Carolina tax on intangible personal property so long as the corpus of the North Carolina Quality Trust remains composed entirely of Bonds or, pending distribution, amounts received on the sale, redemption or maturity of the Bonds and the Trustee periodically supplies to the North Carolina Department of Revenue at such times as required by the Department of Revenue a complete description of the North Carolina Quality Trust and also the name, description and value of the obligations held in the corpus of the North Carolina Quality Trust.

The opinion of Hunton & Williams is based, in part, on the opinion of Chapman and Cutler regarding Federal tax status.

Ohio Trusts

As described above, the Ohio will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations" ). The Ohio is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Ohio or other parties. Ohio Obligations may not be subject to the factors referred to in this section of the Prospectus.

Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1995 is 11,157,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last six years the State rates were below the national rates (4.8% versus 5.6% in 1995). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY" ) or fiscal biennium in a deficit position. Most
State operations are financed through the General Revenue Fund ("GRF"
), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

Key biennium ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF" , a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

The next biennium, 1992-1993, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance, and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

The 1994-1995 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF (which had an October 7, 1996 balance of over $828 million).

The GRF appropriations act for the 1996-97 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 14 constitutional amendments, approved from 1921 to date (the latest adopted in 1995), Ohio voters authorized the incurrence of State debt and the pledge to taxes or excises to its payment. At January 22, 1997, $958 million (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($34.9 million outstanding);
(b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($879 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($44.2 million outstanding, with no more than $50 million to be issued in any one year).

The Electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more that $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.6 billion of which were outstanding or sold and awaiting delivery at January 22, 1997.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded especially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 117 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, and $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), and $87.2 million for 20 districts in FY 1996 (including $42.1 million for one).

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception for municipalities in 1979, these procedures have been applied to 24 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated. As of January 22, 1997, the 1996 school district " fiscal emergency" provision has been applied to two districts and five districts have been placed on preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation" ). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

At the time of the closing for each Ohio Trust, Special Council to each Ohio Trust for Ohio tax matters rendered an opinion under then existing Ohio income tax law applicable to taxpayers whose income is subject to Ohio income taxation substantially to the effect that:

Commencing in 1985, Ohio municipalities may be permitted under Ohio law to subject interest on certain of the obligations held by the Ohio Trust to income taxes imposed on their residents and entities doing business therein.

In the opinion of Squire, Sanders & Dempsey, special counsel to the Fund for Ohio tax matters, under existing law:

The Ohio Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

Distributions with respect to Units of the Ohio Trust ("Distributions"
) will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations" ), or by the governments of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations" ) held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

Distributions properly attributable to proceeds of insurance paid to the Ohio Trust that represent maturing or matured interest on defaulted obligations held by the Ohio Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

Distributions of profit made on the sale, exchange or other disposition by the Ohio Trust of Ohio Obligations including Distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

Oregon Trusts

Similar to the nation as a whole, economic growth in Oregon is likely to be restricted to its long-term trend rate by near capacity labor markets and rising costs. Oregon's jobless rate is unlikely to fall below its current
5.0% for any sustained period. This will have the effect of limiting job growth to the rate of increase in the state's labor force. The labor force is expected to increase sufficiently to keep Oregon's employment growth well above the national average but not enough to match the job growth rates of the 1994 to 1996 period. The state' s tight labor markets and expanding high technology industries should continue to push Oregon's wages and per capita income up toward the national average.

Oregon's unemployment rate increased from 4.8% in 1995 to 5.2% in 1996. This compares favorably with the national unemployment rates of 5.6% in 1995 and 5.4% in 1996. Per capita personal income in Oregon increased 6.0% in 1995, to $21,611, which is 93% of the national per capita personal income of $23,208.

Oregon's personal income is forecast to increase 6.3% in 1997 and 5.9% in 1998, down from an estimated 7.9% in 1996 but still well above the national forecast of 5.0% growth in 1997 and 4.9% in 1998. Non-farm payroll employment is expected to increase 2.9% in 1997, more than double the projected national rate of job growth.

With the state's overall labor market near full capacity, job expansion will become increasingly dependent on labor force growth. While the 18 to 24 year old segment of the population is expected to grow over the next five years, the key to labor force expansion is the rate of net migration. Oregon experienced rapid net in-migration over the 1990 to 1995 period averaging 40,700 per year. The state continues to be attractive to in-migrants, offering low unemployment and rising relative wages. Moreover, California's unemployment rate remains 2% above Oregon's rate. These factors should keep Oregon's population growth well above the national average.

Despite the attraction of Oregon's strong economy, the rate of net in-migration is likely to slow for two reasons. First, California is well into an economic recovery with job growth above the national average. This has already slowed movement into Oregon. This trend can be expected to continue. A second factor is Oregon's rising home prices. Oregon's conventional home repeat price index increased 9.3% per year over the 1990 to 1995 period, the second fastest growth rate among the states. Home prices are estimated to increase 8.9% in 1996, followed by a 7.9% projected increase in 1997. These increases are making Oregon a relatively more expensive place to live. This will have the effect of reducing the state's attractiveness to some potential in-migrants.

The state's tight labor markets are expected to continue pushing Oregon's wages toward the national average. Manufacturing wages grew an estimated 6.3% in 1996 while private service wages increased 5.6%. In 1997, manufacturing wages are projected to increase another 4.3% while private service wages rise 4.4%. Oregon's annual wages have increased from 89.8% of the national average in 1993 to 92.9% in 1995. They are forecast to rise to 94.5% in 1997. Wage growth is a key factor stimulating demand and retail sales in Oregon but it also is a growing concern among Oregon businesses because higher wages mean higher costs.

It is the expanding high technology manufacturing sector that has been the catalyst for the state's rapid growth over the 1994 to 1996 period. Though slowing, high tech should continue to be the driving force behind growth in the region stretching from the Portland Metropolitan area through Salem and Corvallis to Eugene. High tech manufactures are expected to add 2,300 jobs in 1997 with the overwhelming majority of them occurring in this region.

The rest of the state will benefit from a generally healthy agriculture section (with the exception of the cattle industry), a stabilizing timber harvest and increasing cost advantages relative to the Willamette Valley and Portland metropolitan area. The statewide timber harvest is expected to be 4.2 billion board feet in 1997, matching the estimate for 1996. Although the harvest is not expected to show further significant declines, it is forecast to remain at extremely low levels relative to the post World War II norm. Lumber and wood products jobs are forecast to decline only 1.4% in 1997 after decreasing an estimated 3.1% in 1996.

The major components of personal income are expected to grow more slowly in 1997 with the exception of dividend, interest and rent income and transfer payments. Non-farm proprietor income is forecast to increase 4.3% in 1997, down from an estimated 6.2% in 1996. Farm proprietor income is projected to drop 12% in 1997 after jumping 29.8% in 1995 and 41% in 1996. Wage and salary income is expected to increase 6.9% in 1997, after growing more than 9% in both 1995 and 1996.

The forecast of rising short-term interest rates pushes up dividend, interest and rent income 7.6% in 1997, compared to an estimated 5.2% growth rate in 1996. Transfer payments are projected to increase 5.7% in 1997, up 0.2% from the 1996 estimate.

Preliminary data shows that non-farm payroll employment increased by more than 60,000 or 4.2% between 1995 and 1996, the second-highest increase achieved in at least 25 years. The goods-producing sector increased 4.1% or 12,200 jobs from 1995-96 and the service-producing sector increased 4.3% or 47,900 jobs. Continued employment growth is expected in 1997, although perhaps not at the pace of 1996.

Construction employment, which increased by 7,700 jobs or 11.4% from 1995 to 1996, is expected to show less growth in 1997 though it is likely to remain at a high level of activity. After adding jobs at a double digit rate each year from 1994 to 1996, construction industry employers are forecast to expand payroll jobs only 4.1% in 1997. Housing starts are forecast to drop 13.6%. While the forecast of 22,100 is below the housing start level for 1994 through 1996, it is above every year between 1979 and 1994.

Overall manufacturing employment is forecast to increase 0.3% in 1997 after averaging 3.0% growth for the 1994 to 1996 period. The expanding high tech sector is likely to make it increasingly difficult for other manufacturers to find skilled labor at wages consistent with their competitive position. Metals employment is expected to decline 0.7% while transportation equipment manufacturing job growth drops from 4.0% in 1996 to 1.1% in 1997. Non-durable goods manufacturers are projected to reduce employment 1.3% in 1997, in line with the estimated 1996 decrease. Mining employment is forecast to inch up 0.8% after jumping 10.2% in 1996.

The state's service-producing sectors are expected to continue growing but they too are likely to be constrained by labor availability. Services added 30,800 jobs in 1996, an 8.5% increase. Jobs in the state's largest sector, non-health services, are expected to grow 5.7%, down from 8.1% in 1996. A similar slowing trend is also expected for retail and wholesale trade which are projected to increase 2.6% and 3.8% in 1997, respectively. Health service employment is forecast to rise 3.4% while financial service jobs are projected to expand 2.3%. Job growth rates of 2.1% in transportation services and 1.4% in communications and utilities are anticipated in 1997.

The government sector in Oregon is forecast to continue shrinking relative to the overall economy. Overall government jobs are projected to increase 1.7% in 1997, marking the sixth consecutive year in which public sector jobs have grown more slowly than private sector jobs. Federal government employment is expected to decline for the fifth year in a row, dipping 1.7%. State government jobs are projected to increase 2.8% while local government jobs (which include tribal employment) increase 1.9%.

Impact of recent initiatives has put pressure on the General Fund for revenue for certain purposes. The "kicker law" says if biennial General Fund revenues exceed estimated revenues by 2% or more, the entire excess must be refunded. In 1990, Ballot Measure 5 diverted General Fund money to replace reduced property taxes for local schools and community colleges. Since then, $3.27 billion has been transferred to local schools. This money was previously allocated to human resources, natural resources, and higher education programs. In 1994, Ballot Measure 11 increased criminal sentences, ultimately requiring more than $1 billion from the General Fund to build prisons, requiring still more to operate them. In November of 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference.

Actual General Fund revenue for the 1993-95 biennium was $6,536.1 million. The December forecast for the 1995-97 General Fund revenue is $7,399.3 million, a 13.2% increase from the 1993-95 biennium. The 1995-97 estimate is also an increase of $106.3 million from the September 1996 estimate and $437.8 million or 6.3% from the 1995 Close of Legislative Session (COS) forecast. The beginning balance is estimated to be $496.3 million, leaving total General
Fund resources available for the 1995-97 biennium of $7,895.6 million. The General Fund resources estimate is $450.9 million higher than the COS estimate.

General Fund revenue is projected to be S8,145.7 million for the 1997-99 biennium. The beginning balance is estimated to be $536.3 million for a total General Fund resource estimate of $8,682 million. The December 1997-99 General Fund revenue estimate is $115.1 million higher than the September forecast despite the anticipation of a larger 2% surplus kicker refund. The overall General Fund resource projection is $243.8 million more than the September forecast.

The largest percentage of the $9.43 billion 1997-99 biennial budget (including kicker) goes to education. Approximately 43% or $3.95 billion goes to K-12 schools, $701 million or 7% goes to higher education, $427 million or 5% goes to community colleges, and S255 million or 3% goes to all other education. The second largest share of General Fund revenues for the 1997-99 biennium goes to human resources programs, which is $2.02 billion or 21%. Public safety is now the third largest user of state tax revenues, at $1.37 billion, or 14%. The budget leaves less than 2% as a General Fund ending balance on reserve.

General Fund revenue growth is expected to slow to 10.1% in the 1997-99 biennium, down from an estimated 13.2% in 1995-97. Removing the effects of the 2% surplus kicker refunds from both biennia shows General Fund revenue growth of 10.3% in 1997-99 compared to 18.3% in 1995-97. The expectation of slower economic growth and changes in tax law are the primary reasons for the declining rate of increase.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Oregon Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Oregon Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Oregon Trust, Special Counsel to each Oregon Trust for Oregon tax matters rendered an opinion under then existing Oregon income tax law applicable to taxpayers whose income is subject to Oregon income taxation substantially to the effect that:

The assets of the Oregon Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oregon (the "State" ) or counties, municipalities, authorities or political subdivisions thereof (the "Oregon Bonds" ) or by the Commonwealth of Puerto Rico, Guam and the
United States Virgin islands (the "Possession Bonds" ) (collectively, the "Bonds" ). Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Oregon Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued; (ii) the interest thereon is excludable from gross income for Federal income tax purposes; and (iii) interest on the Bonds, if received directly by an Oregon Unitholder, would be exempt from the Oregon income tax applicable to individuals (the "Oregon Personal Income Tax" ).

In the opinion of Chapman and Cutler, counsel to the Sponsor, under existing Oregon law and based on the assumptions set forth above:

The Oregon Trust is not an association taxable as a corporation and based upon an administrative rule of the Oregon State Department of Revenue, each Oregon Unitholder of the Oregon Trust will be essentially treated as the owner of a pro rata portion of the Oregon Trust and the income of such portion of the Oregon Trust will be treated as the income of the Oregon Unitholder for Oregon Personal Income Tax purposes;

Interest on the Bonds which is exempt from the Oregon Personal Income Tax when received by the Oregon Trust, and which would be exempt from the Oregon Personal Income Tax if received directly by an Oregon Unitholder, will retain its status as exempt from such tax when received by the Oregon Trust and distributed to an Oregon Unitholder;

To the extent that interest derived from the Oregon Trust by an Oregon Unitholder with respect to the Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will not be subject to the Oregon Personal Income Tax. Each Oregon Unitholder of the Oregon Trust will recognize gain or loss for Oregon Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Oregon Unitholder redeems or sells Units of the Oregon Trust to the extent that such a transaction results in a recognized gain or loss to such Oregon Unitholder for Federal income tax purposes; and

The Oregon Personal Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Oregon Trust, the interest on which is exempt from such Tax.

Investors should consult their tax advisers regarding collateral tax consequences under Oregon law relating to the ownership of the Units, including, but not limited to, the calculation of "net pension income" tax credits for retirees and the applicability of other Oregon taxes.

Chapman and Cutler has not examined any of the Bonds to be deposited and held in the Oregon Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto and therefore it expresses no opinion as to the exemption from the Oregon Personal Income Tax of interest on the Bonds if received directly by an Oregon Unitholder. In addition, prospective purchasers subject to the Oregon corporate income tax should be advised that for purposes of the Oregon Corporate Income (Excise) Tax, interest on the Bonds received by the Oregon Trust and distributed to an Oregon Unitholder subject to such tax will be added to the corporate Oregon Unitholder's Federal taxable income and therefore will be taxable. No opinion is expressed regarding the Oregon taxation of foreign or domestic insurance companies.

Pennsylvania Trusts

Investors should be aware of certain factors that might affect the financial conditions of the Commonwealth of Pennsylvania. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $39 billion in economic activity annually.

Non-agricultural employment in the Commonwealth over the ten years ending in 1995 increased at an annual rate of 1.02%. This rate compares to a 0.36% rate for the Middle Atlantic region and a 1.8% rate for the United States during the same period. For the last three years employment in the Commonwealth has increased 3.4%.

Non-manufacturing employment has increased in recent years to 82.1% of total Commonwealth employment in 1995 and to 82.5% as of December 1996. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.9% of 1995 non-agricultural employment and 17.5% as of December 1996, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1995 the services sector accounted for 30.4% of all non-agricultural employment while the trade sector accounted for 22.8%.

From 1983 to 1989, Pennsylvania's annual average unemployment rate dropped from 11.8% to 4.5%, falling below the national rate in 1986 for the first time in over a decade. Pennsylvania's annual average unemployment rate remained below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. As of January 1997, the seasonally adjusted unemployment rate for the Commonwealth was 4.7% compared to 5.4% for the United States.

It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting. A budgetary basis of accounting is used for the purpose of ensuring compliance with the enacted operating budget and is governed by applicable statutes of the Commonwealth and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles (" GAAP" ). The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

Financial Condition and Results of Operations. The fiscal years 1992 through 1996 were years of recovery for Pennsylvania from the recession in 1990 and 1991. The recovery fiscal years were characterized by modest economic growth and low inflation rates in the Commonwealth. These economic conditions, combined with several years of tax reductions following the various tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced modest increases in Pennsylvania's tax revenues during the period.
Tax revenues from fiscal 1992 through fiscal 1996 rose at an annual average rate of 2.8 percent. Total revenues and other income sources increased during this period by an average annual rate of 3.3 percent. Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at a 4.4 percent annual rate, led by annual average increases of 14.2 percent for protection of persons and property program costs and 11.4 percent for capital outlay costs. Expenditure reductions for fiscal 1996 from the previous fiscal year for operating transfers out and for conservation of natural resources program costs were the result of accounting changes affecting the General Fund and the Motor License Fund and a recategorization of expenditures due to a departmental restructuring in the General Fund. At the close of fiscal 1996, the fund balance for the governmental fund types totaled $1,986.3 million, an increase of $58.7 million over fiscal 1995 and $758.5 million over fiscal 1992.

Financial Results for Recent Fiscal Years (GAAP Basis). The five- year period from fiscal 1992 through fiscal 1996 recorded a 4.6 percent average annual increase in revenues and other sources, led by an average annual increase of
13.2 percent for intergovernmental revenues. The increase for intergovernmental revenues in fiscal 1996 is partly due to an accounting change. Tax revenues during the five-year period increased an average of 2.5 percent as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained the growth of tax revenues. The tax reduction measures followed a $2.7 billion tax increase measure adopted for the 1992 fiscal year.

Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at an average annual rate of 6.0 percent led by increases of 14.2 percent for protection of persons and property program costs. The costs of a prison expansion program and other correctional program expenses are responsible for the large percentage increase. A reduction in debt service costs at an average annual rate of 29.1 percent over the five-year period is a result of reduced short-term borrowing for cash flow purposes. Improved financial results and structural cash flow modifications contributed to the lower borrowing. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.6 percent increase for public health and welfare costs for the five year period.

The fund balance at June 30, 1996 totaled $635.2 million, a $547.7 million increase from a balance of $87.5 million at June 30, 1992.

Fiscal 1994 Financial Results. GAAP Basis: The fund balance increased $194.0 million due largely to an increased reserve for encumbrances and an increase in other designated funds. The unreserved-undesignated balance increased by $14.8 million to $72.2 million. Revenues and other sources increased by 1.8% over the prior fiscal year while expenditures and other uses increased by 4.3%. Consequently, the operating surplus declined to $179.4 million for fiscal 1994 from $686.3 million for fiscal 1993.

Budgetary Basis: Commonwealth revenues during the fiscal year totalled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9% over Commonwealth revenues during the previous fiscal year. The sales tax was an important contributor to the higher than estimated revenues. Collections from the sales tax were $5.124 billion, a 6.1% increase from the prior fiscal year and $81.3 million above estimate. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax which ended the fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income.

Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totalled $14,934.4 million representing a 7.2% increase over fiscal 1993 expenditures. Medical assistance and corrections spending contributed to the rate of spending growth for the fiscal year.

The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million.

Fiscal 1995 Financial Results (Budgetary Basis). Commonwealth revenues for the 1995 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers.

Commonwealth revenues during the 1995 fiscal year were $459.4 million, 2.9 percent above the estimate of revenues used at the time the 1995 fiscal year budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts largely due to higher receipts from the corporate net income tax. Fiscal 1995 revenues from the corporate net income tax were 22.6 percent over collections in fiscal 1994 and include the effects of the reduction of the tax rate from 12.25 percent to 11.99 percent that became effective with tax years beginning on and after January 1, 1994. The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5,526.9 million, $128.8 million above the enacted budget estimate and
7.9 percent over fiscal 1994 collections. Tax receipts from both motor vehicle and non-motor vehicle sales contributed to the higher collections. Miscellaneous revenue collections for fiscal 1995 were $183.5 million, $44.9 million above estimate and were largely due to additional investment earnings, escheat revenues and other miscellaneous revenues.

Fiscal 1996 Financial Results (Budgetary Basis). Commonwealth revenues (prior to tax refunds) for the 1996 fiscal year increased by $113.9 million over the prior fiscal year to $16,338.5 million representing a growth rate of 0.7 percent. Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. The Commonwealth has estimated that tax changes enacted for the 1996 fiscal year reduced Commonwealth revenues by $283.4 million representing 1.7 percentage points of fiscal 1996 growth in Commonwealth revenues. The most significant tax changes enacted for the 1996 fiscal year were (i) the reduction of the corporate net income tax rate to 9.99 percent; (ii) double weighing of the sales factor of the corporate net income apportionment calculation; (iii) an increase in the maximum annual allowance for a net operating loss deduction from $0.5 million to $1.0 million; (iv) an increase in the basic exemption amount for the capital stock and franchise tax; (v) the repeal of the tax on annuities; and
(vi) the elimination of inheritance tax on transfers of certain property to surviving spouses.

Among the major sources of Commonwealth revenues for the 1996 fiscal year, corporate tax receipts declined $338.4 million from receipts in the prior fiscal year, largely due to the various tax changes enacted for these taxes. Corporate tax changes were enacted to reduce the cost of doing business in Pennsylvania for the purpose of encouraging business to remain in Pennsylvania and to expand employment opportunities within the state. Sales and use tax receipts for the fiscal year increased $155.5 million, or 2.8 percent, over receipts during fiscal 1995. All of the increase was produced by the non-motor vehicle portion of the tax as receipts from the sale of motor vehicles declined slightly for fiscal 1996. Personal income tax receipts for the fiscal year increased $291.1 million, or 5.7 percent, over receipts during fiscal 1995. Personal income tax receipts were aided by a 10.2 percent increase in nonwithholding tax payments which generally are comprised of quarterly estimated and annual final return tax payments. Non-tax receipts for the fiscal year increased $23.7 million for the fiscal year. Included in that increase was $67 million in net receipts from a tax amnesty program that was available for a portion of the 1996 fiscal year. Some portion of the tax amnesty receipts represent normal collections of delinquent taxes. The tax amnesty program is not expected to be repeated.

The unappropriated surplus (prior to transfers to Tax Stabilization Reserve
Fund) at the close of the fiscal year for the General Fund was $183.8 million, $65.5 million above estimate. Transfers to the Tax Stabilization Reserve Fund from fiscal 1996 operations will be $27.6 million. This amount represents the fifteen percent of the fiscal year ending unappropriated surplus transfer provided under current law. With the addition of this transfer and anticipated interest earnings, the Tax Stabilization Reserve Fund balance will be $211 million.

Fiscal 1997 Budget. The enacted fiscal 1997 budget provides for expenditures from Commonwealth revenues of $16,375.8 million, an increase of 0.6% over appropriated amounts from Commonwealth revenues for fiscal 1996. The fiscal 1997 budget is based on anticipated Commonwealth revenues before refunds of $16,744.5 million, an increase over actual fiscal 1996 revenues of 2.5 percent.

Increased authorized spending for fiscal 1997 is driven largely by increased costs of the corrections and the probation and parole programs. Continuation of the trend of rapidly rising inmate populations increases operating costs for correctional facilities and requires the opening of new facilities. The fiscal 1997 budget contains an appropriation increase in excess of $110 million for these programs. The approved budget also contains some departmental restructurings. The Department of Community Affairs was eliminated with certain of its programs transferred to the Department of Commerce that has been renamed the Department of Community and Economic Development. In addition to assuming some of the community programs, a significant restructuring of the economic development programs was completed with the establishment of the new Department of Community and Economic Development. Although the departmental restructurings are estimated to save approximately $8 million, a $25 million increase in funds was committed to economic and community development programs for fiscal 1997.

Providing funding for these program increases in a fiscal year budget where appropriations increased by only $96.7 million, or 0.6 percent, required reductions and savings in other programs funded from the General Fund. A major reform of the current welfare system was enacted in May 1996 to encourage recipients toward self-sufficiency through work requirements, to provide temporary support for families showing personal responsibility and to maintain safeguards for those who cannot help themselves. Net savings to the fiscal 1997 budget of $176.5 million is anticipated. Many of these savings are redirected in the fiscal 1997 budget toward providing additional support services to those working and seeking work. Of the net savings, $21 million is committed to job training opportunities and an additional $69 million towards making day care services available to welfare recipients for work opportunities. The fiscal 1997 budget also provides additional funding without requiring additional appropriations. An actuarial reduction of 112 basis points in the employer contribution rate is estimated to save school districts approximately $21 million for the fiscal year. Additional savings can be expected to be realized by school districts from legislated changes to teacher sabbatical leaves and worker's compensation insurance.

Proposed Fiscal 1998 Budget. On February 4, 1997, the Governor presented his proposed General Fund budget for fiscal 1998 to the General Assembly. Revenue estimates in the proposed budget were developed using a national economic forecast with projected annual growth rates below two percent. Total Commonwealth revenues before reductions for refunds and proposed tax changes are estimated to be $17,339.2 billion, 2.4 percent above revised estimates for fiscal 1997. Proposed appropriations against those revenues total $16,915.7 million, a 2.7 percent increase over currently estimated fiscal 1997 appropriations. As proposed, the fiscal 1998 budget assumes the draw down of the currently estimated $177.6 million unappropriated surplus at June 30, 1997; however, no appropriation lapses are included in this projection. Four tax law proposals and a proposed increase transfer of taxes to a special purpose are included in the proposed budget. Together these items are estimated to reduce fiscal 1998 Commonwealth revenues by $66.9 million. All require legislative enactment. The General Assembly is reviewing the proposed budget in hearings before its committees. The General Assembly may change, eliminate or add amounts and items to the Governor's proposed budget and there can be no assurance that the budget, as prepared by the Governor, will be enacted into law.

All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and A1 by Moody's.

Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

The City of Philadelphia ("Philadelphia" ) is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

For the fiscal year ending June 30, 1992, Philadelphia experienced a cumulative General Fund balance deficit of $71.4 million.

Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA" ) to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June, 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 30, 1996.

As of February 28, 1997, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds to provide financial assistance to Philadelphia, to liquidate the cumulative General Fund balance deficit, to refund certain general obligation bonds of the City and to fund additional capital projects. No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,146.2 million in Special Tax Revenue Bonds outstanding as of June 30, 1996.

The audited General fund balance of the City as of June 30, 1994, 1995 and 1996 showed a surplus of approximately $15.4 million, $80.5 million and $118.5 million, respectively.

As of the date hereof, the ratings on the City's long-term obligations supported by payments from the City's General Fund are rated Ba by Moody's and BB by S&P. S&P's rating on Philadelphia's general obligation bonds is "BBB-" and Moody's rating is "Baa." Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds in the Pennsylvania Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Pennsylvania Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Pennsylvania Trust, Special Counsel to each Pennsylvania Trust for Pennsylvania tax matters rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income is subject to Pennsylvania income taxation substantially to the effect that:

In the opinion of Chapman and Cutler, special counsel for the Pennsylvania Trust for Pennsylvania tax matters, under existing law:

We have examined certain laws of the State of Pennsylvania (the "State"
) to determine their applicability to the Pennsylvania Trust (the " Pennsylvania Trust" ) and to the holders of Units in the Pennsylvania Trust who are residents of the State of Pennsylvania (the "Unitholders" ).
The assets of the Pennsylvania Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "
Bonds" ). Distributions of income with respect to the Bonds received by the Pennsylvania Trust will be made monthly.

Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

Based on the foregoing, and review and consideration of existing State laws as of this date, it is our opinion, and we herewith advise you, as follows:

(1)The Pennsylvania Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax" ), the corporate income tax (the "Corporate Income Tax" ) and the capital stock-franchise tax
(the "Franchise Tax" ), all of which are imposed under the Pennsylvania
Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax" ) imposed under Section
19-1804 of the Philadelphia Code of Ordinances.

(2)Interest on the Bonds, net of Pennsylvania Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania Trust and distributed to such Unitholder.

(3)Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued before February 1, 1994.

(4)Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

(5)Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

(6)Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.

(7)A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.

(8)A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

(9)The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "Personal Property Tax" ).
Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.

Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

We have not examined any of the Bonds to be deposited and held in the Pennsylvania Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

South Carolina Trusts

Although all of the Bonds in the South Carolina Quality Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of South Carolina itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds. The information regarding the financial condition of the State is included for the purpose of providing information about general economic conditions that may affect issuers of the Bonds in South Carolina.

South Carolina is primarily a manufacturing state. In 1994 and 1995, nearly one-quarter of all jobs in the State were in the manufacturing industry, compared to fifteen percent nationally. However, from 1995-96, the number of manufacturing jobs has slowly declined. While the textile industry is still the major industrial employer in the State, since 1950 the State's economy has undergone a gradual transition. The economic base of the State has diversified as the trade and service sectors developed, and with the added development of the durable goods manufacturing industries, South Carolina's economy now more closely resembles that of the United States.

Per capita personal income in South Carolina grew 4.9% during 1994 and 5.9% in 1995, compared to the national income growth of 4.2% in 1994 and 5.3% in 1995. The Southeast region showed income growth during 1994 and 1995 of 4.3% and 5.4%, respectively. In 1996, personal income in South Carolina grew by .4% during the first quarter and then by 1.5% during the second quarter. Corresponding national rates for the same periods were 1.2% and 1.7%, respectively. Over the five year period 1988-1993 personal income in South Carolina rose at a compounded annual rate of 6.3%, matching the annual income growth for the Southeast region, and outpacing the 5.7% growth in the United States in the same period.

Through August 1996, the State's economy has added 25,700 jobs in the non-agricultural sector compared to the same period in 1995. The unemployment rate in South Carolina in 1994 and 1995 was 6.3% and 5.1%, respectively, compared to the national unemployment rates of 6.1% and 5.6% for the same periods. Employment in the State was up by nearly 120,000 in August 1995 versus its level during the recession of 1991. However, South Carolina had the largest unemployment rate increase (.9%) in the nation from October 1995 to October 1996, an increase of 5.2% to 6.1%. The national unemployment rate decreased from 5.2% in October 1995 to 4.9% in October 1996. Yet, employment in South Carolina over the last two decades has grown one-fifth faster than the United States as a whole. Because of a slowing national economy, employment growth in South Carolina is estimated at 1.5% for fiscal year 1995-96, a little less than the 2.0% growth in fiscal year 1994-95.

The State Constitution requires the General Assembly to provide a balanced budget and requires that if there be a deficit, such deficit shall be provided for in the succeeding fiscal year. The State Constitution also provides that the State Budget and Control Board may, if a deficit appears likely, effect such reductions in appropriations as may be necessary to prevent a deficit. At the November 6, 1984 general election, a constitutional amendment was approved providing that annual increases in State appropriations may not exceed the average growth rate of the economy of the State and that the annual increase in the number of State employees may not exceed the average growth of population of the State. The State Constitution also establishes a General Reserve Fund to be maintained in an amount equal to 4% of General Fund revenue for the latest fiscal year.

At the November 8, 1988 general election, a constitutional amendment was approved reducing from 4% to 3% the amount of General Fund revenue which must be kept in the General Reserve Fund, and removing the provisions requiring a special vote to adjust this percentage. The amendment also created a Capital Reserve Fund equal to 2% of General Fund revenue. Before March 1 of each year, the Capital Reserve Fund must be used to offset mid-year budget reductions before mandating cuts in operating appropriations, and after March 1, the Capital Reserve Fund may be appropriated by a special vote in separate legislation by the General Assembly to finance in cash previously authorized capital improvement bond projects, retire bond principal or interest on bonds previously issued, and for capital improvements or other nonrecurring purposes which must be ranked in order of priority of expenditure. Monies in the Capital Reserve Fund not appropriated or any appropriation for a particular project or item which has been reduced due to application of the monies to year-end deficit, must go back to the General Fund.

On August 22, 1992, the Budget and Control Board adopted a plan to reduce appropriations under the 1992 Appropriations Act because of revenue shortfall projections of approximately $200 million for the 1992-93 fiscal year. These reductions were based on the rate of growth in each agency's budget over the past year. On September 15, 1992, the Supreme Court of South Carolina enjoined the Budget and Control Board from implementing its proposed plan for budget reductions on the grounds that the Board had authority to make budget reductions only across the board based on total appropriations. In response to this decision, the Board instituted a 4% across the board reduction. On November 10, 1992, the Budget and Control Board permanently reduced the $88.1 million in appropriations which were set aside on September 15, 1992. This action along with improved actual revenue collections created a budgetary surplus of approximately $101 million.

Responding to recurrent operating deficits of the early 1990's, Standard & Poor's had placed the State's AAA-rated general obligation debt on its CreditWatch, and on January 29, 1993, reduced this rating to AA+. South Carolina's economy has improved dramatically since January of 1993, when Standard and Poor's downgraded its rating of South Carolina general obligation bonds. On July 9, 1996, the State regained its AAA rating.

In 1993, the General Assembly provided that beginning with appropriations for fiscal year 1994-95, appropriations in the annual general appropriations act may not exceed the base revenue estimate. The base revenue estimate is defined as the lesser of (i) the total of recurring general fund revenues collected in the latest completed fiscal year before the General Assembly first considers the annual general appropriations bill plus an increase of seventy-five percent of the difference between the general fund revenue estimate of the Board of Economic Advisors for the upcoming fiscal year and the actual revenue collections from the latest completed fiscal year; or (ii) the Board of Economic Advisors general fund revenue estimate for the upcoming fiscal year.

For the Fiscal Year ended June 30,1994, the State had a budgetary surplus of $273.48 million. Total surplus available at the end of fiscal year 1995 was $90.584 million. General Fund revenue at the end of fiscal years 1994, 1995, and 1996 was $4.024 billion, $4.234 billion, and $4.346 billion, respectively. The General Fund Revenue estimate for fiscal year 1997 is $4.419 billion. The Capital Reserve Fund had a balance at the end of fiscal years 1994, 1995 and 1996 of $66.83 million, $73.45 million, and $80.49 million, respectively. The estimated amount in the Capital Reserve Fund for fiscal year 1997 is $84.67 million. The General Reserve Fund ending balance for fiscal years 1994, 1995 and 1996 was $100.25 million, $110.18 million, and $120.73 million, respectively. The projected General Reserve Fund for fiscal year 1997 is $127.0 million.

The South Carolina Budgetary General Fund ended its 1995-96 fiscal year with a budgetary surplus of $316.7 million. During the fiscal year, $9.6 million more came in (as revenues) than went out (as expenditures and transfers). Actual General Fund revenue at the end of fiscal year 1996 of $4.346 billion was $101 million above the revenue estimate. Total appropriations at the end of fiscal year 1996 were approximately $4.744 billion. Of this amount, the State spent $4.269 billion, set aside $80.5 million of Capital Reserve monies for expenditure in 1996-97, and carried forward $391 million. The remaining balance of $3.5 million represents net lapses of unspent appropriations.

The 1996 General Assembly's budget for fiscal year 1997 distributes $4,687.4 million in recurring and non-recurring state funding, as well as providing for up to $185.0 million should additional surplus money become available. The General Appropriation Act provides for $4.4 billion in General Fund revenue, which contains $270.6 million in "new" recurring General Fund revenue with no general tax increases. Revenue actions include shifting the one-cent tax from the General Fund to the Highway Trust Fund over two years beginning June 1, 1997 (totaling $20.3 million). The statutorily and constitutionally-mandated General Reserve Fund, Capital Reserve Fund, Debt Service, Local Government Fund, and Homestead Exemption accounts were funded at the required levels, totaling $64.6 million from recurring and non-recurring sources.

The fiscal year 1996-97 preliminary revenue forecast projects general fund revenue to be $4.419 billion. This figure represents a growth of 4.2% over the fiscal year 1996 General Fund revenue estimate. Total General Fund revenue as of November 1996 was $1.722 billion. Estimated fiscal year 1997 General Fund recurring revenue is $4.377 billion. This figure includes recurring revenue growth of $270.6 million, or 4.5% over the preceding fiscal year. Total new revenue available for appropriation in fiscal year 1997 is approximately $350 million.

Prospective investors should study with care the portfolio of Bonds in the South Carolina Quality Trust and should consult with their investment advisers as to the merits of particular issues in the portfolio.

At the time of the closing for each South Carolina Trust, Special Counsel for each South Carolina Trust for South Carolina tax matters rendered an opinion under then existing South Carolina income tax law applicable to taxpayers whose income is subject to South Carolina income taxation substantially to the effect that:

In the opinion of Sinkler & Boyd, special counsel to the Fund for South Carolina tax matters, under existing South Carolina law:

By the provision of paragraph (j) of Section 3 of Article 10 of the South Carolina Constitution (revised 1977) intangible personal property is specifically exempted from any and all ad valorem taxation.

Pursuant to the provisions of Section 12-7-430(b), as interpreted by South Carolina Revenue Ruling #91-15, interest from obligations issued by the State of South Carolina or any of its political subdivisions, as well as interest derived from bonds issued by the Government of Puerto Rico, which is exempt from federal income taxes is exempt from income taxes and that the exemption so granted extends to all recipients of interest paid thereon through the Trust. (This opinion does not extend to so-called 63-20 obligations.)

The income of the Trust would be treated as income to each Unitholder of the Trust in the proportion that the number of Units of the Trust held by the Unitholder bears to the total number of Units of the Trust outstanding. For this reason, interest derived by the Trust that would not be includable in income for South Carolina income tax purposes when paid directly to a South Carolina Unitholder will be exempt from South Carolina income taxation when received by the Trust and attributed to such South Carolina Unitholder.

Each Unitholder will recognize gain or loss for South Carolina state income tax purposes if the Trustee disposes of a Bond (whether by sale, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells his Unit.

The Trust would be regarded, under South Carolina law, as a common trust fund and therefore not subject to taxation under any income tax law of South Carolina.

The above described opinion of Sinkler & Boyd has been concurred in by an informal ruling of the South Carolina Tax Commission pursuant to Section 12-3-170 of the South Carolina Code.

Virginia Trusts

The Commonwealth's financial condition is supported by a broad-based economy, including manufacturing, tourism, agriculture, ports, mining and fisheries. Manufacturing continues to be a major source of employment, ranking behind only services, wholesale and retail trade, and government (Federal, state and local). The Federal government is a major employer in Virginia due to the heavy concentration of Federal employees in the metropolitan Washington, D.C. segment of northern Virginia and the military employment in the Hampton Roads area, which houses the nation's largest concentration of military installations, although civilian defense employment has been adversely affected by the retrenchment of the military sector and is likely to decrease further.

Economic growth continued in fiscal year 1995, mimicking neither the boom of the late 1980's nor the 1990-1991 recession. Personal income continued to rise in real terms during the first three quarters of the fiscal year but only at
1.1 percent in the first quarter of calendar year 1995. Employment continued to give brighter news and unemployment dropped to 4.7 percent compared to the national rate of 5.7 percent. While recent decisions by large private firms to locate or expand in Virginia provide encouragement, additional company downsizings and defense cutbacks have now been joined by the prospect of major cuts in federal employment as threats to the Commonwealth's economic health.

Year-to-year percentage changes in the Commonwealth personal income generally parallel those at the national level. Virginia's per capita personal income of $22,501 for 1994 was 104 percent of national per capita income. In comparison with the South Atlantic region, Virginia's real per capita income was 106 percent in 1993 and 1994.

Virginia's nonagricultural employment figure has also generally followed the national economy. For fiscal year 1994 Virginia's nonagricultural employment rose 2.3 percent, as did U.S. employment. Total nonagricultural employment for Virginia in June 1995 was a record high. During the period 1988-1990, the Commonwealth substantially outpaced the nation in growth of nonagricultural employment; however, the trend lines for both have been nearly parallel since 1990. For the period 1985-1990, the Commonwealth went ahead of the South Atlantic region, but was hit harder by the recession in 1990 and the defense adjustment. Since then, the region has outperformed the Commonwealth.

The unemployment picture brightened in Virginia in fiscal year 1995. For the first 10 months of 1994, Virginia's unemployment rate of 5 percent was 21 percent below the national average of 6.3 percent. Virginia's unemployment rate has typically been one of the lowest in the nation, largely as a result of the balance found in Virginia's economy, and has remained consistently below the national rate. Rates of unemployment in excess of 9 percent were found in southwest Virginia where mining jobs have been lost and the lowest unemployment rates were seen in the Northern Virginia, Charlottesville and Richmond areas at under 4 percent.

Employment trends in Virginia have varied from sector to sector and from region to region. The growth patterns were similar to those in fiscal year 1994. This past fiscal year's growth was led by a 6.3 percent employment jump in the construction sector and 5.4 percent in services. Federal civilian employment slipped 2.3 percent, the result of continued defense cutbacks and an effort to downsize. The drop in mining accelerated to 9.8 percent from a
7.7 percent drop in the previous year. Manufacturing has lost 25,100 jobs during the five-year period beginning in 1991, emphasizing dramatic evidence of the shift to a service economy from a goods-providing economy. Employment trends also varied among regions. All of the Commonwealth's metropolitan statistical areas showed increased employment from fiscal year 1994 to fiscal year 1995, ranging from .7 percent to 4.3 percent, with most employment increases being experienced in metropolitan areas.

While Virginia has nearly completed an economic recovery from the 1990-91 recession, its period of eclipsing national and South Atlantic regional economic outcomes may be over. In both measures of income and particularly of employment of the South Atlantic region seems to be gaining. Virginia continues to lead the U.S. as a whole in per capita income but no longer exceeds the nation in year-to-year changes income and level of employment. The implementation of announced defense cutbacks, the duration of the period of economic growth, and the impact of potential cuts in federal spending are continuing sources of concern. Dependence of Virginia's international trade upon tobacco exports is worrisome for the long term. Growing interest in Virginia by major corporations as a site for new facilities is the brightest hope for the future of the state economy.

The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget. At the end of the June 30, 1995, fiscal year, the General Fund had an ending fund balance computed on a budgetary cash basis of $350.7 million, of which $151.6 million was in required reserves. Approximately $199.1 million thereof was designated for expenditure during the next fiscal year, leaving no undesignated, unreserved fund balance. This is the first year since fiscal year 1991 that there has not been an undesignated fund balance. Computed on a modified accrual basis in accordance with generally accepted accounting principles, the General Fund balance at the end of the fiscal year ended June 30, 1995, was $(86.4) million, compared with a General Fund balance at the end of the fiscal year ended June 30, 1994, of $185.3 million. The fiscal year deficit in the General Fund when measured on the GAAP basis of accounting is the result of a settlement and subsequent ruling by the Virginia Supreme Court in the case of Harper v. Department of Taxation relating to the tax treatment of federal retiree's benefits.

As of June 30, 1995, total debt of the Commonwealth aggregated $9.3 billion. Of that amount, $2.7 billion was tax-supported. Outstanding general obligation debt backed by the full faith and credit of the Commonwealth was $963 million at June 30, 1995. Of that amount, $524 million was also secured by revenue producing capital projects.

The Virginia Constitution contains limits on the amount of general obligation bonds which the Commonwealth can issue. These limits are substantially in excess of current levels of outstanding bonds, and at June 30, 1995 would permit an additional total of approximately $6 billion of bonds secured by revenue-producing projects and approximately $6.1 billion of unsecured general obligation bonds, with not more than approximately $1 billion of the latter to be issued in any four-year period. Bonds which are not secured by revenue-producing projects must be approved in a state-wide election.

The Commonwealth of Virginia maintains a "triple A" rating from Standard & Poor's, Moody's and Fitch Investors Service on its general obligation indebtedness, reflecting in part its sound fiscal management, diversified economic base and low debt ratios. There can be no assurance that these conditions will continue. Nor are these same conditions necessarily applicable to securities which are not general obligations of the Commonwealth. Securities issued by specific municipalities, governmental authorities or similar issuers may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.

At the time of the closing for each Virginia Trust, Special Counsel to each Virginia Trust for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia ("Virginia" ) or counties, municipalities, authorities or political subdivisions thereof (the "
Bonds" ).

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Virginia that is applicable to individuals and corporations (the "Virginia Income Tax" ). The opinion set forth below does not address the taxation of persons other than full time residents of Virginia.

In the opinion of Chapman and Cutler, special counsel to the Fund for Virginia tax matters, under existing law as of the date of this prospectus and based upon the assumptions set forth above:

The Virginia Quality Trust is not an association taxable as a corporation for purposes of the Virginia Income Tax and each Unitholder of the Trust will be treated as the owner of a pro rata portion of each of the assets held by the Trust and the income of such portion of the Virginia Quality Trust will be treated as income of the Unitholder for purposes of the Virginia Income Tax.

Income on the Bonds which is exempt from Virginia Income Tax when received by the Virginia Quality Trust, and which would be exempt from Virginia Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Trust and distributed to such Unitholder.

Each Unitholder will recognize gain or loss for purposes of the Virginia Income Tax if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes, except as described in this paragraph. Virginia has by law provided that all income from certain tax-exempt obligations issued under the laws of Virginia, including any profits made from the sale of such Bonds, shall be exempt from all taxation by Virginia. Although we express no opinion, the Virginia Department of Taxation has indicated that the gain on the sale of such tax-exempt obligations, recognized for federal income tax purposes, would not be subject to Virginia income taxation. Accordingly, any such gain relating to the disposition of any Bond that would not be subject to Virginia Income Tax if the Bond was held directly by a Unitholder will retain its tax-exempt status for purposes of the Virginia Income Tax when the Bond is disposed of by the Virginia Quality Trust or when the Unitholder is deemed to have disposed of his pro rata portion of such Bond upon the disposition of his Unit, provided that such gain can be determined with reasonable certainty and substantiated.

The Virginia Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the Virginia Quality Trust to the extent that interest income related to the ownership of Units is exempt from the Virginia Income Tax.

In the case of Unitholders subject to the Virginia Bank Franchise Tax, the income derived by such a Unitholder from his pro rata portion of the Bonds held by the Virginia Quality Trust may affect the determination of such Unitholder's Bank Franchise Tax. Prospective investors subject to the Virginia Bank Franchise Tax should consult their tax advisors. Chapman and Cutler has expressed no opinion with respect to taxation under any other provisions of Virginia law. Ownership of the Units may result in collateral Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

THE SPONSOR

Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trusts. The Sponsor is an indirect subsidiary of VK/AC Holding, Inc. Prior to October 31, 1996, VK/AC Holding, Inc. was controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity IV Limited Partnership. On October 31, 1996, VK/AC Holding, Inc. became a wholly owned indirect subsidiary of Morgan Stanley Group Inc. pursuant to the closing of an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holding II, Inc. and MSAM Acquisition Inc., whereby MSAM Acquisition Inc. was merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. was the surviving corporation (the "Acquisition" ).

As a result of the Acquisition, VK/AC Holding, Inc. became a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM" ), Morgan Stanley
& Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. As of September 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Distributors, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas, 77056, (713) 993-0500. It maintains a branch office in Philadelphia and has regional representatives in Atlanta, Dallas, Los Angeles, New York, San Francisco, Seattle and Tampa. As of November 30, 1996, the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $129,451,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Fund or to any Series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

As of December 31, 1996, the Sponsor and its Van Kampen American Capital affiliates managed or supervised approximately $59 billion of investment products, of which over $21.78 billion is invested in municipal securities. The Sponsor and its Van Kampen American Capital affiliates managed $48 billion of assets, consisting of $29.9 billion for 59 open end mutual funds (of which 46 are distributed by Van Kampen American Capital Distributors, Inc.), $13.12 billion for 38 closed-end funds and $4.99 billion for 114 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen American Capital's open-end funds, closed-end funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R)or the IM-IT(R)trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission,
(ii) terminate the Trust Agreement and liquidate the Fund as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

All costs and expenses incurred in creating and establishing the Fund, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Fund.

THE TRUSTEE

Except for the various series of the Pennsylvania Trusts referred to in the next paragraph, the Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286, telephone (800-221-7668). The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee commenced operations on February 3, 1986 when it acquired the unit investment trust division of Fidata Trust Company, New York. The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolios of any of the Trusts.

In the case of the various series of Investors' Municipal Pennsylvania Unit Trusts and Tax-Exempt Trusts for Pennsylvania Residents, First Combined Series (Investors' Municipal Pennsylvania Unit Trust, 3rd Series), the Trustee is United States Trust Company of New York, with its principal place of business at 45 Wall Street, New York, New York 10005 and its corporate trust office at 770 Broadway, New York, New York 10003. United States Trust Company of New York, established in 1853, has, since its organization, engaged primarily in the management of trust and agency accounts for individuals and corporations. The Trustee is a member of the New York Clearing Housing Association and is subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the certificates issued by the Trust to, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Unitholder Explanations-Public Offering Reports Provided" ). The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Trust.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Fund Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon the Trustee's resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vesting the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

EXPENSES OF THE TRUST

The Sponsor will not receive any fees in connection with its activities relating to a Trust. However, in connection with certain series of the Trusts American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., an affiliate of the Sponsor, will receive an annual supervisory fee as indicated under "Summary of Essential
Financial Information" in Part One of this Prospectus for providing portfolio supervisory services for such series of such Trusts. Such fee may exceed the actual costs of providing such supervisory services for such series of such Trust, but at no time will the total amount received for portfolio supervisory services rendered to all such series of such Trusts in any calendar year exceed the aggregate cost to the Evaluator of supplying such services in such year. In addition, for regularly evaluating Trust portfolios, the Evaluator shall receive an annual evaluation fee as also indicated under "Summary of Essential Financial Information" in Part One of this
Prospectus. Such fees are based on the outstanding principal amount of Securities in each Trust on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter. For its services the Trustee receives a fee based on the aggregate outstanding principal amount of Securities in each Trust as of the opening of business on January 2 and July 2 of each year as set forth under "Per Unit Information" for the applicable Trust in Part I of this Prospectus. The Trustee's fees are payable monthly on or before the twenty-fifth day of each month from the Interest Account of each Trust to the extent funds are available and then from the Principal Account of each Trust, with such payments being based on each Trust's portion of such expenses. The Trustee's fees will not be increased in future years in order to make up for any reduction in the Trustee's fees described in Part I of this Prospectus under "Per Unit Information" for the applicable Trust. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unitholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to each Trust is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Public Offering--Reports Provided" and "Trust Administration and Expenses" .

Both the Evaluator's fees and the Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer
Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor and the dealers will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units as described under "Public Offering" .

The following additional charges may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders,
(e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Fund without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the Bonds in the Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trust and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates).

The fees and expenses set forth herein are payable out of the respective Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell Securities to pay such amounts.

PORTFOLIO ADMINISTRATION

The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such Securities, will consider a variety of factors, including (a) interest rates,
(b) market value and (c) marketability. The Sponsor, in connection with the respective Trusts, may direct the Trustee to dispose of Bonds upon default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Sponsor the retention of such Bonds would be detrimental to the interest of the Unitholders. See "Public Offering Redemption of Units" . The
Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of an advanced refunding.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange or substitution for any Security pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Security or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Security in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the Securities eliminated and the Securities substituted therefor. Except as provided herein, the acquisition by a Trust of any securities other than the Securities initially deposited is not permitted.

If any default in the payment of principal or interest on any Security occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Security within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Security and not be liable for any depreciation or loss thereby incurred.

PURCHASE OF UNITS BY THE SPONSOR

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or Redemption Price subsequent to its acquisition of such Units.

AMENDMENT OR TERMINATION

The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (a) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (b) to make such other provisions as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided that the Trust Agreement may not be amended to increase the number of Units Isabel thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in a Trust, except for the substitution of certain refunding securities for such Securities. In the event of any amendment, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

A Trust may be terminated by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than that indicated under " Summary of Essential Financial Information" in Part One of this
Prospectus. In addition, all Trusts other than those indicated in the next sentence may be terminated at any time by the consent of the holders representing 100% of the Units of such Trust then outstanding. Each Trust in Investors' Quality Tax- Exempt Trust, 6th Multi-State, 7th Multi-State, 8th Multi-Series and subsequent series may be terminated at any time by consent of the holders representing 51% of the Units of such Trust then outstanding. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last Security held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee. Within a reasonable time thereafter, the Trustee shall liquidate any Securities then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Securities represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution, the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

LIMITATION ON LIABILITIES

The Sponsor, the Evaluator and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of a Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

UNIT DISTRIBUTION

Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary Public Offering Price (which includes Purchased Interest in those Trusts which contain Purchased Interest) plus interest accrued to the settlement date. Broker-dealers or others will be allowed a concession or agency commission in connection with secondary market transactions in the amount of 70% of the applicable sales charge as determined using the table found in "Public Offering" . Certain commercial banks are making Units of the Fund available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The minimum purchase in the secondary market will be one Unit.

Broker-dealers of the Trust, banks and/or others eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such brokers, dealers, banks and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers, banks or others for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unitholders pay for their Units or the amount that the Trust will receive from the Units sold.

The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

SPONSOR AND DEALER COMPENSATION

Dealers will receive the gross sales commission as described under "Public Offering Price" .

As stated under "Market for Units" , the Sponsor intends to, and certain of the dealers may, maintain a secondary market for the Units of the Trust. In so maintaining a market, such person or persons will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Securities in such Trust and includes a sales charge). In addition, such person or persons will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

LEGAL OPINIONS

The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. The counsel which has provided a state tax opinion to the respective State Trust under "Description and State Tax Status of State Trusts" has acted as special counsel to the Fund for the tax matters of such State. Various Counsel have acted as counsel for the Trustee and as special counsel for the Fund for New York tax matters. None of the special counsel for the Fund has expressed any opinion regarding the completeness or materiality of any matters contained in this Prospectus other than the tax opinion set forth by such special counsel.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The statements of condition and the related securities portfolio for each Trust included in Part One of this Prospectus have been audited at the date indicated therein by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Part One of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor's. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II. Nature of and provisions of the obligation.

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: A provisional rating "p" assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk. Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. ("Moody's" ) rating symbols and their meanings follow:

Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as " gilt edge" . Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A-rated bonds maybe influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

No person is authorized to give any information or to make any representations not contained in this Prospectus, and any information or representation not contained herein must not be relied upon as having been authorized by the Fund, the Sponsor or any dealer. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

Table of Contents                                             Page
Introduction................................................. 1
Description of The Funds..................................... 2
Securities Selection......................................... 2
Risk Factors................................................. 2
Bond Redemptions ............................................ 3
Distributions ............................................... 4
Certificates ................................................ 4
Estimated Current Returns and Estimated Long-Term Returns ... 5
Accrued Interest............................................. 5
Accrued Interest (Accrued Interest To Carry)................. 5
Purchased and Accrued Interest .............................. 5
Accrued Interest............................................. 5
Public Offering Price ....................................... 6
Market for Units ............................................ 7
Reinvestment Option ......................................... 7
Redemption of Units ......................................... 7
Reports Provided ............................................ 8
Federal Tax Status of Each Trust ............................ 8
Risk Factors and State Tax Status of State Trust............. 9
Alabama Trusts .............................................. 10
Arizona Trusts .............................................. 11
Arkansas Trusts ............................................. 13
California Trusts ........................................... 14
Colorado Trusts ............................................. 18
Connecticut Trusts .......................................... 20
Delaware Trusts ............................................. 22
Florida Trusts .............................................. 24
Georgia Trusts .............................................. 26
Hawaii Trusts................................................ 29
Kansas Trusts ............................................... 30
Kentucky Trusts ............................................. 31
Maine Trusts ................................................ 32
Maryland Trusts ............................................. 34
Massachusetts Trusts ........................................ 35
Michigan Trusts ............................................. 37
Minnesota Trusts ............................................ 38
Missouri Trusts ............................................. 41
Nebraska Trusts ............................................. 43
New Jersey Trusts ........................................... 44
New York Trusts ............................................. 46
North Carolina Trusts ....................................... 50
Ohio Trusts ................................................. 53
Oregon Trusts ............................................... 55
Pennsylvania Trusts ......................................... 57
South Carolina Trusts ....................................... 60
Virginia Trusts ............................................. 62
The Sponsor ................................................. 63
The Trustee ................................................. 64
Expenses of the Trust ....................................... 64
Portfolio Administration .................................... 65
Purchase of Units by the Sponsor ............................ 65
Amendment or Termination .................................... 65
Limitation on Liabilities ................................... 66
Unit Distribution ........................................... 66
Sponsor and Dealer Compensation ............................. 66
Legal Opinions .............................................. 66
Independent Certified Public Accounts........................ 66
Description of Securities Ratings ........................... 67

This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

NATIONAL AND STATE INVESTORS' QUALITY TAX-EXEMPT TRUST

PROSPECTUS
PART TWO

Note: This Prospectus May Be Used Only When Accompanied by Part One. Both Parts of this Prospectus should be retained for future reference. Dated as of the date of the Prospectus Part One accompanying this Prospectus
Part Two.

Sponsor:  VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.

          One Parkview Plaza
          Oakbrook Terrace, Illinois 60181

          2800 Post Oak Boulevard
          Houston, Texas 77056

A Wealth of Knowledge A Knowledge of Wealth

VAN KAMPEN AMERICAN CAPITAL




STATE INSURED MUNICIPALS INCOME TRUST

FIRST FAMILY OF TRUSTS

PROSPECTUS Part Two

In the opinion of counsel, interest to the Fund and to Unitholders, with certain exceptions, is excludable under existing law from gross income for Federal income taxes. In addition, the interest income of each Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Capital gains, if any, are subject to Federal tax.

INTRODUCTION

The Fund. The objectives of the Fund are Federal and state tax-exempt income (to the extent indicated) and conservation of capital through an investment in a diversified, insured portfolio of tax-exempt bonds. The Fund consists of a series of separate unit investment trusts. The various trusts collectively are referred to herein as the "Trusts" . Each Trust consists of such securities as may continue to be held (the "Bonds" or "
Securities" ). Such Securities are interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law. In addition, the interest income of each Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. See "Risk Factors and State Tax Status of the Trusts" .

The Fund and "AAA" Rating. Insurance guaranteeing the payments of principal and interest, when due, on the Securities in the portfolio of each Trust has been obtained from a municipal bond insurance company either by the Trust, by a prior owner of the Bonds, by the issuer of the Bonds involved or by the Sponsor prior to the deposit of the Bonds in the Fund. Bonds for which insurance has been obtained by the issuer thereof or by the Sponsor prior to the deposit of such Bonds in the Fund are referred to herein as "
Preinsured Bonds" . All issues of a Trust are insured under one or more insurance policies obtained by the Trust, if any, except for certain issues of certain Trusts which are Preinsured Bonds. Insurance obtained by a Trust, if any, applies only while Bonds are retained in such Trust while insurance obtained on Preinsured Bonds is effective so long as such Bonds are outstanding. The Trustee, upon the sale of a Bond insured under an insurance policy obtained by a Trust, has a right to obtain from the insurer involved permanent insurance for such Bond upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Insurance relates only to the Bonds in the respective Trust and not to the Units offered hereby or to the market value thereof. As a result of such insurance, the Units of each Trust received a rating of "
AAA" by Standard & Poor's, A Division of the McGraw-Hill Companies ("
Standard & Poor's" ) on the date the Trust was created. Standard & Poor's has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of each Trust or sales by each Trust of Bonds for less than the purchase price paid by such Trust will reduce payments to Unitholders of the interest and principal required to be paid on such Bonds. See "lnsurance on the Bonds" . No representation is made as to any insurer's ability to meet its commitments. Units of the Trusts are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any government agency and are subject to investment risk, including possible loss of the principal amount invested.

Public Offering Price. The secondary market Public Offering Price of each Trust will include the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, accrued interest and Purchased Interest, if any. If the Securities in each Trust were available for direct purchase by investors, the purchase price of the Securities would not include the sales charge included in the Public Offering Price of the Units.

NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.

Both parts of this Prospectus should be retained for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated as of the date of the Prospectus Part I accompanying this Prospectus Part II.

Van Kampen American Capital

DESCRIPTION OF THE FUND

Each series of the Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement" ), dated the Date of Deposit, between Van Kampen American Capital Distributors, Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., as Evaluator, and The Bank of New York, as Trustee, or their predecessors.

The Fund consists of various Trusts, each of which contains a portfolio of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax under existing law. All issuers of Securities in a Trust, are located in the State for which such Trust is named, or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to such State issuers, the related interest earned on such Securities is exempt to the extent indicated from state and local taxes of such State. Unless otherwise terminated as provided therein, the Trust Agreement for each Trust (other than a State Intermediate Laddered Maturity Trust) will terminate at the end of the calendar year prior to the fiftieth anniversary of its execution and the Trust Agreement for any State Intermediate Laddered Maturity Trust will terminate at the end of the calendar year prior to the twentieth anniversary of its execution.

The portfolio of any Trust (other than a State Intermediate Laddered Maturity Trust) consists of Bonds maturing approximately 15 to 40 years from the Date of Deposit. The approximate range of maturities from the Date of Deposit for Bonds in any State Intermediate Laddered Maturity Trust is 5 to 10 years. The dollar-weighted average maturity of the Bonds in a State Intermediate Laddered Maturity Trust is less than or equal to 10 years. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the Bonds contained in such portfolio will mature each year, commencing in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise between the fifth and tenth years of a State Intermediate Laddered Maturity Trust. However, the flexibility provided by the return of principal may at the same time eliminate a Unitholders's ability to reinvest the amount returned at a rate as high as the implicit yield on the obligations which matured.

Each Unit of each Trust represents a fractional undivided interest in the principal and net income of such Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in a Trust represented by each unredeemed Unit will increase, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

OBJECTIVES AND SECURITIES SELECTION

The objectives of the Fund are income exempt from Federal and state (to the extent indicated) income taxation and conservation of capital through an investment in diversified, insured portfolios of Federal and state (to the extent indicated) tax-exempt obligations. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging approximately 5 to 10 years in which roughly 20% of the obligations contained in such portfolio will mature each year commencing in approximately the fifth year of the Trust. There is, of course, no guarantee that the Fund will achieve its objectives. The Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Fund are often not available in small amounts.

Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Trust has been obtained by such Trust from either AMBAC Indemnity Corporation ("AMBAC Indemnity" ), Financial
Guaranty Insurance Company ("Financial Guaranty" or "FGIC" ) or a combination thereof (collectively, the "Portfolio Insurers" ) or by the issuer of such Bonds, a prior owner of such Bonds, or the Sponsor prior to the deposit of such Bonds in such Trust from certain of the "Preinsured
Bond Insurers" described herein. For more information relating to insurance on the bonds, see "Insurance on the Bonds." Insurance obtained by a Trust is effective only while the Bonds thus insured are held in such Trust.

In selecting Securities for a Trust the following factors, among others, were considered by the Sponsor: (a) either the Standard & Poor's rating of the Securities was in no case less than "BBB-" , or the Moody's Investors
Service, Inc. rating of the Securities was in no case less than "Baa" including provisional or conditional ratings, respectively, or, if not rated, the Securities had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Trust (see "Description of Securities Ratings" ), (b) the prices of the Securities relative to other bonds of comparable quality and maturity,
(c) the diversification of Securities as to purpose of issue and location of issuer and (d) the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Securities. Subsequent to the Date of Deposit, a Security may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of such Security from the portfolio of a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Security (see "Trust Administration and Expenses--Portfolio Administration" ).

TRUST PORTFOLIO

Risk Factors. The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. See "
General" for each Trust in Part I of this Prospectus. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other Bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

Certain of the Bonds may be obligations which derive their payments from mortgage loans. Included among such Bonds may be bonds which are single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income and mortgage revenue bonds which are FHA insured. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing Bonds held by the Trust, the Sponsor at the Date of Deposit was not aware that any of the respective issuers of such Bonds were actively considering the redemption of such Bonds prior to their respective stated initial call dates.

Certain of the Bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs.

Certain of the Bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in the portfolio to make payments of principal and/or interest on such Bonds.

Certain of the Bonds may be industrial revenue bonds ("IRBs" ). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected.

Certain of the Bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

Certain of the Bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations" ). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

Certain of the Bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the State constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

Certain of the Bonds may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in such a Trust prior to the stated maturity of the Bonds.

Certain of the Bonds in the Fund are "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently.

Bond Redemptions. Because certain of the Bonds in certain of the Trusts may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that any Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

Certain of the Bonds in certain of the Trusts may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions and it may also offset the current return on Units of a Trust. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events including, but not limited to, a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. The issuer of certain Bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call Bonds in accordance with the stated redemption provisions of such Bonds. In such a case the issuer no longer has the right to call the Bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a Bond at a time when the issuer of the Bond might not have called a Bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See "Trust Portfolio" and note (3) in "Notes to Portfolio" in Part One of this Prospectus. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such Bonds.

To the best knowledge of the Sponsor, there is no litigation pending as of the date hereof in respect of any Securities which might reasonably be expected to have a material adverse effect upon any Trust. At any time after the date hereof, litigation may be initiated on a variety of grounds with respect to Securities in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Security on the date of issuance of the effect that such Securities have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with such respect to the Securities.

Distributions. Distributions of interest received by a Trust, pro-rated on an annual basis, will be made on a monthly basis unless the Unitholder elects to receive them semi-annually. Distributions of funds from the Principal Account, if any, will be made on a semi-annual basis, except under certain special circumstances (see "Public Offering--Distributions of Interest and
Principal" ). Record dates for monthly distributions for each Trust are the tenth day of each month and record dates for semi-annual distributions for each Trust are the tenth day of the months indicated under "Per Unit Information" in Part One of this Prospectus. Distributions are made on the twenty-fifth day of the month subsequent to the respective record dates. Unitholders of Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 will receive distributions of income and principal, if any, on a monthly basis.

Change of Distribution Option. The plan of distribution selected by a Unitholder remains in effect until changed. Unitholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders may change the plan of distribution in which they are participating. For the convenience of Unitholders, the Trustee will furnish a card for this purpose; cards may also be obtained upon request from the Trustee. Unitholders desiring to change their plan of distribution may so indicate on the card and return it, together with their certificate and such other documentation that the Trustee may then require, to the Trustee. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective for all subsequent distributions.

Certificates. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of each Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor unless a Unitholder or the Unitholder's registered broker-dealer makes a written request to the Trustee that ownership be in book entry form. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced as a certificate, by presentation and surrender of such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign such written request, or such certificate transfer instrument exactly as his name appears on the records of the Trustee, and on the face of any certificate representing Units to be transferred, with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP" ) or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Certificates for Units will bear appropriate notations on their face indicating which plan of distribution has been selected in respect thereof. If a change in the plan of distribution is made, the existing certificate must be surrendered to the Trustee and a new certificate will be issued, at no charge to the Unitholder, to reflect the currently effective plan of distribution.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate re-issued (other than as a result of a change in plan of distribution) or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

ESTIMATED CURRENT RETURNS AND ESTIMATED LONG-TERM RETURNS

As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns for each Trust under the monthly and semi-annual distribution plans were as set forth under "Per
Unit Information" for the applicable Trust in Part One of this Prospectus. Estimated Current Return is calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net
Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest for those series which contain Purchased Interest; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and
(2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only Net Annual Interest Income and Public Offering Price.

PUBLIC OFFERING

General. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the Securities in each Trust, an applicable sales charge as determined in accordance with the table set forth below, which is based upon the estimated long term return life of each Trust, cash, if any, in the Principal Account held or owned by such Trust, accrued interest and Purchased Interest, if any. For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or are subject to redemption on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender" , in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to each Trust based upon the estimated long term return life of such Trust's Portfolio, in accordance with the following schedule:

Years To Maturity   Sales Charge   Years To Maturity   Sales Charge
                1         1.010%                  12         4.712%
                2         1.523                   13         4.822
                3         2.041                   14         4.932
                4         2.302                   15         5.042
                5         2.564                   16         5.152
                6         2.828                   17         5.263
                7         3.093                   18         5.374
                8         3.627                   19         5.485
                9         4.167                   20         5.597
               10         4.384             21 to 30         5.708
               11         4.603

The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the Securities in a Trust. Expressed as a percent of the Public Offering Price (excluding Purchased Interest for those Trusts which contain Purchased Interest), the sales charge on a Trust consisting entirely of a portfolio of Bonds with 15 years to maturity would be 4.80%.

Employees, officers and directors (including their spouses, children, grandchildren, parents, grandparents, siblings, mother-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons (collectively referred to herein as "related purchasers" )) of Van Kampen American Capital Distributors, Inc. and its affiliates and Underwriters and their affiliates may purchase Units at the Public Offering Price less the applicable underwriting commission or less the applicable dealer concession in the absence of an underwriting commission and employees, officers and directors (including related purchasers) of dealers and their affiliates and vendors providing services to the Sponsor may purchase Units at the Public Offering Price less the applicable dealer concession.

Purchasers of units of any two consecutive series of a Trust may aggregate purchases of units of such series for purposes of the sales charge reduction for quantity purchases described in the table above, provided that at the time of the initial purchase of units of such purchaser submitted a purchase order for at least 100 units that was partially unfulfilled due to a lack of units of such Trust series available for sale at such time. The sales charge reduction shall be applied to the subsequent purchase of units such that the aggregate sales charge reduction applicable to both purchases will equal the amount described in the table above.

Units may be purchased in the primary or secondary market at the Public Offering Price (for purchases which do not qualify for a sales charge reduction for quantity purchases) less the concession the Sponsor typically allows to brokers and dealers for purchases (see "Trust Administration--General--Unit Distribution" ) by (1) investors who purchase Units through registered investment advisers, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors or their immediate family members (as described above) and
(4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates. Notwithstanding anything to the contrary in this Prospectus, such investors, bank trust departments, firm employees and bank holding company officers and directors who purchase Units through this program will not receive sales charge reductions for quantity purchases.

Accrued Interest (Accrued Interest to Carry). Accrued interest to carry is included in the Public Offering Price for Insured Municipals Income Trust, 151st Insured Multi-Series and prior series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 212 and prior series. Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

Purchased and Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest.

Purchased Interest. Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in Part One of this Prospectus for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

Accrued Interest. Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reasons, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

As indicated in "Purchased Interest" , accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account subsequent to the First Settlement Date. See "Public Offering--Distribution of Interest and Principal."

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although the Trust accrues such interest daily. Because of this, the Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of the Trust the amount, if any, of accrued interest paid on their Units.

In an effort to reduce the amount of accrued interest which would otherwise have to be paid by Unitholders, the Trustee will advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date. See "Public Offering--Distributions of Interest and Principal."

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One of this Prospectus in accordance with fluctuations in the prices of the underlying Securities in each Trust.

For secondary market sales, the Public Offering Price per Unit will be equal to the aggregate bid price of the Securities in the Trust plus an amount equal to the applicable secondary market sales charge expressed as a percentage of the aggregate bid price of the Securities plus Purchased Interest for those Trusts which contain Purchased Interest and dividing the sum so attained by the number of Units then outstanding. This computation produced a gross commission equal to such sales charge expressed as a percentage of the Public Offering Price (excluding Purchased Interest).

For secondary market purposes an appraisal and adjustment with respect to a Trust will be made by the Evaluator as of the Evaluation Time on days in which the New York Stock Exchange is open for each day on which any Unit of such Trust is tendered for redemption, and it shall determine the aggregate value of any Trust as of The Evaluation Time at such other times as may be necessary.

The aggregate price of the Securities in each Trust has been and will be determined on the basis of bid prices as follows: (a) on the basis of current market prices for the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (b) if such prices are not available for any particular Securities, on the basis of current market prices for comparable bonds; (c) by causing the value of the Securities to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the Securities will generally fluctuate with changes in market interest rates. Unless Bonds are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by the Trust.

The Evaluator will consider in its evaluation of Bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default (the "Defaulted Bonds" ) the value of the insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of the affected Portfolio to meet its commitments under any Trust insurance policy, including the commitments to issue Permanent Insurance. It is the position of the Sponsor that this is a fair method of valuing insured Bonds and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of certificates representing Units so ordered will be made three business days following such order or shortly thereafter. See "Redemption of Units" below for information regarding the ability to redeem Units ordered for purchase.

Market for Units. Although they are not obligated to do so, the Sponsor intends to, and certain of the dealers may, maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid prices of the Securities in the portfolio of each Trust plus Purchased Interest, if any, plus interest accrued to the date of settlement and plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. lf the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor and/or the dealers may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder of any Trust desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Securities in the portfolio of such Trust plus Purchased Interest, if any, and any accrued interest. The aggregate bid prices of the underlying Securities in a Trust are expected to be less than the related aggregate offering prices. See "Redemption of Units" below. A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

Distributions of Interest and Principal. Interest received by a Trust, including that part of the proceeds of any disposition of Securities which represents Purchased Interest, if any, and/or accrued interest, is credited by the Trustee to the Interest Account for the Trust. Other receipts are credited to the Principal Account for the Trust. All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account of a Trust will be computed as of the semi-annual record date and distributions to the Unitholders as of such record date will be made on or shortly after the twenty-fifth day of such month. For Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246 such computation and distribution will occur monthly. Proceeds received from the disposition of any of the Securities after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in any Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit.

The distribution to the Unitholders of a Trust as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholder's pro rata share of the Estimated Net Annual Interest Income in the Interest Account of such Trust after deducting estimated expenses attributable as is consistent with the distribution plan chosen. Only monthly distributions are available for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246. Because interest payments are not received by a Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to such Interest Account as of the record date. For the purpose of minimizing fluctuations in the distributions from an Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed for any such advances from funds in the applicable Interest Account on the ensuing record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution. Only monthly distributions are available for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246.

On or before the twenty-fifth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Administration and Expenses" ). The Trustee also may withdraw from said Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn will not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the proper Accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

Reinvestment Option. Unitholders of all unit investment trusts sponsored by Van Kampen American Capital Distributors, Inc., may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any Van Kampen American Capital mutual funds (except for B shares) which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds" .

Each Reinvestment Fund has investment objectives which differ in certain respects from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value as described above.

Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund. A participant may elect to terminate his or her reinvestment plan and receive future distributions of his or her Units in cash by notifying the Trustee in writing at any time prior to five days before the next distribution date. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

Unitholders of New York Trusts, other than residents of Massachusetts, may elect to have distributions reinvested in shares of First Investors New York Insured Tax Free Fund, Inc. subject to a sales charge of $1.50 per $100 reinvested (paid to First Investors Management Company, Inc.).

Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered by the person seeking redemption or satisfactory indemnity provided. No redemption fee will be charged. On the third business day following such tender, the Unitholder will receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, such Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

Purchased Interest, if any, and accrued interest paid on redemption shall be withdrawn from the Interest Account of such Trust or, if the balance therein is insufficient, from the Principal Account of such Trust. All other amounts will be withdrawn from the Principal Account of such Trust. The Trustee is empowered to sell underlying Securities of a Trust in order to make funds available for redemption. Units so redeemed shall be cancelled. The Redemption Price per Unit will be determined on the basis of the bid price of the Securities in each Trust as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis.

The Redemption Price per Unit is the pro rata share of each Unit in each Trust on the basis of (i) the cash on hand in such Trust or moneys in the process of being collected, (ii) the value of the Securities in such Trust based on the bid prices of the Securities therein, except for cases in which the value of insurance has been included, (iii) Purchased Interest, if any, and (iv) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such Trust and (b) the accrued expenses of such Trust. The Evaluator may determine the value of the Securities in each Trust by employing any of the methods set forth in "Public Offering
Price." In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained on the Bonds in a Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public Offering Price" .

The price at which Units may be redeemed could be less than the price paid by the Unitholder. As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in the Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

Reports Provided. The Trustee shall furnish Unitholders of a Trust in connection with each distribution a statement of the amount of interest and the amount of other receipts (received since the preceding distribution), if any, being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit of a Trust outstanding. For as long as the Sponsor deems it to be in the best interests of the Unitholders, the accounts of each Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Sponsor or Trustee to Unitholders of such Trust upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder of a Trust a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities) and the percentage of such interest by states in which the issuers of the Securities are located, the amount of Purchased Interest, if any, deductions for applicable taxes and for fees and expenses of the Trust, for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trustee, the amount of "when issued" interest treated as a return of capital, if any, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in a Trust furnished to it by the Evaluator.

Each distribution statement will reflect pertinent information in respect of the other plan of distribution so that Unitholders may be informed regarding the results of such other plan of distribution.

INSURANCE ON THE BONDS

Insurance has been obtained by each Trust or by a prior owner of such Bonds, or by the Bond issuer, or by the Sponsor prior to the deposit of such Bonds in a Trust guaranteeing prompt payment of interest and principal, when due, in respect of the Bonds in such Trust. See "Objectives and Securities
Selection" . The "Portfolio Insurers" and the "Preinsured Bond
Insurers" are described under "Notes to Portfolios" in Part I of this Prospectus. The Portfolio Insurers are either AMBAC Indemnity Corporation or Financial Guaranty Insurance Company. An insurance policy obtained by a Trust is non-cancellable and will continue in force so long as such Trust is in existence, the respective Portfolio Insurer is still in business and the Bonds described in the policy continue to be held by such Trust. Any portfolio insurance premium for a Trust, which is an obligation of such Trust, is paid by each Trust on a monthly basis. Nonpayment of premiums on the policy obtained by a Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from such Trust. Premium rates for each issue of Bonds protected by the policy obtained by a Trust are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such Bonds or the Sponsor and any such policy or policies are non-cancellable and will continue in force so long as the Bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

The aforementioned portfolio insurance obtained by a Trust guarantees the timely payment of principal and interest on the Bonds when they fall due. For the purposes of insurance obtained by a Trust, "when due" generally means the stated payment or maturity date for the payment of principal and interest. However, in the event (a) an issuer of a Bond defaults in the payment of principal or interest on such Bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such Bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such Bond plus accrued interest to the date of such payment and thereby retire the Bond from the affected Trust prior to such Bond's stated maturity date. The insurance does not guarantee the market value of the Bonds or the value of the Units. Insurance obtained by a Trust, if any, is only effective as to Bonds owned by and held in such Trust. In the event of a sale of any such Bond by the Trustee, such insurance terminates as to such Bond on the date of sale.

Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a Bond covered under a portfolio insurance policy obtained by a Trust, has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds regardless of the identity of the holder thereof) (the "Permanent Insurance" ) upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Accordingly, any Bond in a Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the affected Trust would receive net proceeds (sale of Bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond eligible for Permanent Insurance would be determined based upon the insurability of each Bond as of the Date of Deposit and would not be increased or decreased for any change in the creditworthiness of each Bond.

The Sponsor believes that the Permanent Insurance option provides an advantage to a Trust in that each Bond insured by a Trust insurance policy may be sold out of the affected Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the Bond so sold (which is not the case in connection with any value attributable to a Trust's portfolio insurance). See "Public Offering-Offering Price" . Because any such insurance value may be realized in the market value of the Bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event a Trust were to be comprised of a substantial percentage of Bonds in default or significant risk of default, it is much less likely that such Trust would need at some point in time to seek a suspension of redemptions of Units than if such Trust were to have no such option (see "Public Offering-Redemption of Units" ) and (b) at the time of termination of a Trust, if such Trust were holding defaulted Bonds or Bonds in significant risk of default such Trust would not need to hold such Bonds until their respective maturities in order to realize the benefits of such Trust's portfolio insurance (see "General-Amendment or Termination" ).

Except as indicated below, insurance obtained by a Trust, if any, has no effect on the price or redemption value of Units. lt is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the Bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a Bond in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Bonds not covered by Permanent Insurance. See "Public
OfferingOffering Price" . It is also the present intention of the Trustee not to sell such Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering
Price" herein for a more complete description of a Trust's method of valuing defaulted Bonds and Bonds which have a significant risk of default. Insurance obtained by the Issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

Any policy obtained by a Trust with respect to the Bonds in such Trust and any policy obtained on a Preinsured Bond was issued by one of the Portfolio Insurers or one of the Preinsured Bond Insurers.

The following summary information relating to the listed insurance companies has been obtained from publicly available information:

                                                    Financial Information (in millions of dollars)
                                                       -----------------------------------------
                                                       Date           Admitted   Policyholders'
Name                                                   Established    Assets     Surplus
------------------------------------------------------ -------------- ---------- ---------------
AMBAC Indemnity Corporation (at 3/31/96)..............          1970  $    2,440 $          878
Capital Guaranty Insurance Corporation (at 9/30/96)...          1987         313            194
Financial Guaranty Insurance Company (at 9/30/96).....          1984       2,436          1,097
Financial Security Assurance, Inc. (at 9/30/96).......          1984       1,184            452
MBIA Insurance Corporation (at 9/30/96)...............          1986       4,300          1,300

In order to be in a Trust, Bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by such Trust. In determining eligibility for insurance, the Preinsured Bond Insurers and the Portfolio Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of Bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers and the Portfolio Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the Bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in a Trust. Thus, all of the Bonds in the portfolios of the Trusts in the Fund are insured either by the respective Trust, by the issuer of the Bonds, by a prior owner of such Bonds or by the Sponsor prior to the deposit of the Bonds in a Trust.

Because the Bonds are insured by one of the Portfolio Insurers or one of the Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect at the initial date of deposit, Standard & Poor's assigned to the Units of each Trust its "AAA" investment rating. Such rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Securities
Ratings" . The obtaining of this rating by a Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of such Trust or of the Units. Although each of these trusts has elected not to renew this rating, in the opinion of the Sponsor, there has been no significant structural change to any of these Trusts which would warrant a different rating than was originally obtained.

An objective of portfolio insurance obtained by a Trust is to obtain a higher yield on the portfolio of such Trust than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Bonds. There is, of course, no certainty that this result will be achieved. Preinsured Bonds in a Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such Bonds for a Trust, the Sponsor has applied the criteria hereinbefore described.

In the event of nonpayment of interest or principal, when due, in respect of a Bond, AMBAC Indemnity shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to a Trust are concerned.

The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in a Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income to the extent described under "Federal Tax Status of the Trusts" .

Each Portfolio Insurer is subject to regulation by the department of insurance in the state in which it is qualified to do business. Such regulation, however, is no guarantee that they will be able to perform on their contracts of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of such company to meet its commitments pursuant to any contract of bond or portfolio insurance.

The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof. Neither the Fund, the Units nor any portfolio is insured directly or indirectly by the Sponsor.

FEDERAL TAX STATUS OF THE TRUSTS

At the time of the closing for each Trust, Chapman and Cutler, Counsel for the Sponsor, rendered an opinion under then existing law substantially to the effect that:

(1)Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code" ) will retain its status when distributed to Unitholders;
however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax" ), as noted below;

(2)Each Unitholder is considered to be the owner of a pro rata portion of each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost;

(3)Any proceeds paid under an insurance policy or policies dated the Date of Deposit, issued to an Insured Trust by AMBAC Indemnity, Financial Guaranty or a combination thereof with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations; and

(4)Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its " adjusted issue price" ) to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

"The Revenue Reconciliation Act of 1993" (the "Tax Act" ) subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31, 1986 depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). " Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in the Fund. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. However, the Superfund Tax could be extended retroactively. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. The U.S. Treasury Department has proposed extending the financial institution rules to all corporations. Investors with questions regarding this issue should consult with their tax advisers.

In the case of certain of the Bonds in the Fund, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludible from Federal gross income, although interest on such Bonds received by others would be excludible from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

In the opinion of Kroll & Tract LLP, special counsel to the Fund for New York tax matters, under existing law, the Fund and each Trust are not associations taxable as corporations and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

All statements of law in the Prospectus concerning exclusion from gross income for Federal, state or other tax purposes are the opinions of counsel and are to be so construed.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%, effective for long-term capital gains realized in taxable years beginning on or after January 1, 1993. For taxpayers other than corporations, net capital gains (which are defined as net long-term capital gain over net short-term capital loss for a taxable year) are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Section 86 of the Code, in general, provides that 50% of Social Security benefits are includible in gross income to the extent that the sum of " modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount" . The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount."
 The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

For a discussion of the state tax status of income earned on Units of a Trust, see "Tax Status" for the applicable Trust. Except as noted therein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

RISK FACTORS AND STATE TAX STATUS OF THE TRUSTS

Alabama Trusts

Alabama Economy. Alabama's economy has experienced a major trend toward industrialization over the past two decades. By 1990, manufacturing accounted for 26.7% of Alabama's Real Gross State Product (the total value of goods and services produced in Alabama). During the 1960s and 1970s, the State's industrial base became more diversified and balanced, moving away from primary metals into pulp and paper, lumber, furniture, electrical machinery, transportation equipment, textiles (including apparel), chemicals, rubber and plastics. Since the early 1980s, modernization of existing facilities and an increase in direct foreign investments in the State has made the manufacturing sector more competitive in domestic and international markets.

Among several leading manufacturing industries have been pulp and papers and chemicals. In recent years, Alabama has ranked as the fifth largest producer of timber in the nation. The State's growing chemical industry has been the natural complement of production of wood pulp and paper. Mining, oil and gas production and service industries are also important to Alabama's economy. Coal mining is by far the most important mining activity.

     From 1995-96, total farm and forestry receipts were over $4.1 billion. Cash receipts from farm commodities totaled $2.91 billion, a slight decrease from $2.95 billion in 1994-95. The top five commodities for cash receipts were
(1) poultry, (2) cattle and calves, (3) cotton, (4) nursery, sod, and greenhouse products, and (5) peanuts. Combined, they accounted for approximately 85% of the total receipts. Poultry made up almost 60% of the total cash receipts.

Principal crops in Alabama during 1995-96 were cotton, corn, soybeans, peanuts, and wheat. Alabama ranked third in broiler production, third in peanuts, and 11th in cotton production.

Employment. Preliminary data show total nonagricultural employment as of January 1997 was 1.823 million (all data not seasonally adjusted). This is an increase of 28,900 from January 1996. The unemployment rate as of January 1997 was 4.4%, much lower than its 5.8% rate in January 1996. The national unemployment rate was 5.9% and 6.3% in January of 1997 and January 1996, respectively.

The Alabama economy created almost 27,000 new jobs in 1996, with the trade and services sector contributing almost 57% of these. In contrast, the manufacturing sector lost approximately 5,000 jobs, with all of the losses occurring in nondurable goods production. Slower job growth in 1997 is consistent with national trends. Nevertheless, the Alabama economy should still add about 20,500 new jobs in 1997. Although overall manufacturing jobs losses will continue, jobs should be added in nonelectrical and electrical machinery manufacturing.

Business services and health care services will contribute the largest share of new jobs in 1997. The state should also gain some employment from the Mercedes-Benz plant and its related industries. However, job losses in defense-related industries may offset some of this growth. Some construction-related industries (lumber; stone, clay, and glass; and fabricated metals) are expected to add jobs in 1997. These new jobs will be indirect effects of the opening of the Mercedes-Benz plant and its suppliers.

The service-producing industry is the largest industry, consisting of 73.6% of total nonagricultural employment in 1996. The manufacturing industry, the largest goods-producing industry, made up 21% of total wage and salary employment in 1996. Manufacturing accounts for 23% of the total output created in the state. Remaining total nonagricultural employment in 1996 consisted of service 22.4%, trade 23.1%, government 18.9%, transportation, communications, and public utilities 4.9%, construction 4.8%, finance, insurance and real estate 4.3%, and mining 0.6%.

Real wage and salary income in the state will grow only 1.2% in 1997, down significantly from the 1996 real growth rate of 1.8%. During the last two years, Alabama has been one of the ten slowest growing states in terms of income. One of the major reasons for this slow growth has been the continuing changes in the state's economic structure; Alabama has created more jobs in trade and services than in manufacturing. Average wages are higher in manufacturing than in trade and services.

Political subdivisions of the State of Alabama have limited taxing authority. In addition, the Alabama Supreme Court has held that a governmental unit may first use its taxes and other revenues to pay the expenses of providing governmental services before paying debt service on its bonds, warrants or other indebtedness. The State has statutory budget provisions which result in a proration procedure in the event estimated budget resources in a fiscal year are insufficient to pay in full all appropriations for that year. Proration has a materially adverse effect on public entities that are dependent upon State funds subject to proration.

Deterioration of economic conditions could adversely affect both tax and other governmental revenues, as well as revenues to be used to service various revenue obligations, such as industrial development obligations. Such difficulties could affect the market value of the bonds held by the Alabama IM-IT Trust and thereby adversely affect Unitholders.

In the fiscal year ended September 30, 1996, total tax revenues in the state grew by 2.7%, an increase of $129.8 million. Total tax collections from all sources equaled $4.997 billion. Income taxes accounted for approximately 41% of total revenues. Sales taxes were the second largest source of revenue, contributing about 26% of the total.

For fiscal year 1996-97, total tax revenues are forecast to increase by 2.3%. Revenues will increase $114 million, down from $129.8 million in fiscal year 1996. A nominal growth rate of 2.3% translates into a real decrease of 0.5% based upon projected inflation rates. Income taxes (individual and corporate combined) are expected to grow by 5%, down slightly from the 5.3% rate of fiscal year 1995-96. Sales taxes are expected to increase 3.5% in fiscal year 1997, down from the 5.5% growth of the previous fiscal year.

Most income and sales tax revenues in Alabama are "earmarked" for the Education Trust Fund. The Education Trust Fund in fiscal year 1995-96 increased by 5% and net receipts totaled $3,346.5 million. Expenditures and encumbrances in the Education Trust Fund were $3,345.6 million. The balance in the Education Trust Fund at the end of fiscal year 1995-96 was $24.61 million.

Estimated net receipts in the Education Trust Fund for fiscal years 1996-97 and 1997-98 are $3,530 million and $3,680 million, respectively. Estimated expenditures and encumbrances are $3,552.2 million for fiscal year 1996-97 and $3,682.4 million for fiscal year 1997-98. The ending balance for the Education Trust Fund for fiscal year 1996-97 is estimated at $2.375 million. Projections for fiscal year 1997-98 show a zero ending balance in the Education Trust Fund.

The State's General Fund grew 3% for fiscal year 1995-96 with General Fund receipts at $896.91 million. Expenditures and encumbrances in the General Fund were $893.92 million. The balance in the General Fund at the end of fiscal year 1995-96 was $33.4 million. Estimated receipts in the General Fund for fiscal years 1996-97 and 1997-98 are $920 million and $927.5 million, respectively, with expenditures and encumbrances estimated at $905.28 million and $950.45 million, respectively. The balance at the end of fiscal year 1996-97 is projected at $44.73 million and for fiscal year 1997-98, $21.77 million.

Total annual payments for the state's general obligation bonds for the period 1996-2015 are $596,177,372.50. Total annual payments for revenue obligation bonds for the same period are $1,498,437,489.69. The majority of the limited obligation bonds payable from state revenues which have been authorized but are unissued are from the Alabama Incentives Financing Authority and the State Industrial Development Authority. Total bonded indebtedness during 1996-2015 amounts to $2,094,614,862.19.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Alabama IM-IT Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Alabama IM-IT Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Alabama Trust, Special Counsel to the Fund for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:

the Alabama IM-IT Trust is not taxable as a corporation for purposes of the Alabama income tax.

income of the Alabama IM-IT Trust, to the extent it is taxable, will be taxable to the Unitholders, not the Alabama IM-IT Trust.

each Unitholder's distributive share of the Alabama IM-IT Trust's net income will be treated as the income of the Unitholder for purposes of the Alabama income tax.

interest on obligations held by the Alabama IM-IT Trust which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

any proceeds paid to the Alabama IM-IT Trust under insurance policies issued to the Sponsor or under individual policies obtained by the Sponsor, the issuer or underwriter of the respective obligations which represent maturing interest on defaulted obligations held by the Trustee will be exempt from Alabama income tax if and to the same extent as such interest would be exempt from such taxes if paid directly by the issuer of such obligations.

each Unitholder will, for purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by the Alabama IM-IT Trust as though the Bonds were sold or disposed of directly by the Unitholders.

gains realized on the sale or redemption of Units by Unitholders, who are subject to the Alabama income tax, will be includable in the Alabama income of such Unitholders.

Arizona Trusts

The following brief summary regarding the economy of Arizona is based upon information drawn from publicly available sources and is included for the purpose of providing the information about general economic conditions that may or may not affect issuers of the Arizona Bonds. The Sponsor has not independently verified any of the information contained in such publicly available documents.

Arizona is the nation's sixth largest state in terms of area. Arizona's main economic/employment sectors include services, trade, tourism and manufacturing. Mining and agriculture are also significant, although they tend to be more capital than labor intensive. Services is the single largest economic sector. Many of these jobs are directly related to tourism.

Employment in the services sector increased 7.3% during 1995 and is projected to increase 6.2% for 1996 and 6.0% for 1997. Construction employment showed an 8.3% job growth in 1995 with projections in job growth for 1996 and 1997 declining to 6.5% and 4.4%, respectively. Trade employment also had a high increase in job growth in 1995 at 7.7% with 1996 and 1997 estimates at 4.4% and 4.2%, respectively. Overall, Arizona's wage and salary employment grew 5.4% in 1995 and is expected to increase 4.3% in 1996, 3.7% in 1997, and 3.0% in 1998-1999. This translates into an increase of over 153,000 new jobs through 1997. Total employment growth for Arizona from 1995-96 was 4.2%, which compares favorably with the national figure of 2.3% during 1995-96. Arizona's economy is expected to continue to show moderate growth, albeit at slower rates over the next few years.

The unemployment rate in Arizona as of October 1996 was 5.6%. This is higher than the national rate of 4.9% in October 1996 and an increase from the Arizona unemployment rate of 5.1% in 1995. The annual unemployment rate for the U.S. in 1995 and 1996 was 5.6% and 5.4% (not seasonally adjusted) respectively. Part of Arizona's increase in unemployment is attributed to structural changes in industries resulting from new technologies and methods.

In 1986, the value of Arizona real estate began a steady decline, reflecting a market which had been overbuilt in the previous decade with a resulting surplus of completed inventory. This decline adversely affected both the construction industry and those Arizona financial institutions which had aggressively pursued many facets of real estate lending. In the near future, Arizona's financial institutions are likely to continue to experience problems until the excess inventories of commercial and residential properties are absorbed. The problems of the financial institutions have adversely affected employment and economic activity. Longer-term prospects are brighter. Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Over the last several decades, the State has outpaced most other regions of the country in virtually every major category of growth, including population, personal income, gross state product and job creation.

Arizona's per capita personal income in 1994 and 1995 was $19,389 and $20,489, respectively, a 5.7% increase. The national increase for the same period was 5.3%. Arizona ranked third in the nation in personal income growth during 1990-95. Personal income growth for Arizona is estimated at 8% in 1996, 6.7% in 1997, 6.1% in 1998, and 5.5% in 1999.

The state operates on a fiscal year beginning July 1 and ending June 30. Fiscal year 1996 refers to the year ended June 30, 1996.

Arizona began fiscal year 1996 with a $269.5 million cash surplus. Total sources of funds in the general fund for fiscal year 1996 were $4,933.0 million. Total expenditures were $4,533.1 million, leaving a cash surplus for fiscal year 1997 of $399.9 million. This was 50% higher than projected and set a record for the State. That record balance did not include $235 million in the Budget Stabilization Fund and $14.1 million in the Medical Services Stabilization Fund.

Total revenue for the General Fund in fiscal year 1996 was $4.663 billion. Approximately 45% of this budgeted revenue came from sales and use taxes, 42% from income taxes (individual and corporate), and 4% from property taxes. All taxes totaled approximately $4.408 billion, or 94.5% of General Fund revenues. Non-tax revenue includes items such as income from state lottery, licenses, fees and permits, and interest.

For fiscal year 1996, General Fund expenditures totaled $4.378 billion. These expenditures fell into the following major categories: education 58% ($2.527 billion), health and welfare 23% ($1.032 billion), protection and safety 10% ($469.6 million), general government 6% ($273.1 million), and inspection and regulation, transportation, and natural resources 3% ($149.6 million).

Fiscal year 1997 revenues will most likely be impacted by a $200 million property tax reduction in 1996. This reduction has reduced Fiscal year 1997 revenues by almost 3.2%; yet, General Fund revenues are expected to increase 2.4% from fiscal year 1996. Total revenues in the General Fund for fiscal year 1997 are forecast at $4.776 billion. General Fund expenditures are estimated at $4.771 billion. Total sources of funds for fiscal year 1997 are estimated at $5,176.0 million with expenditures at $4,921.1 million, leaving a projected $254.9 million cash surplus for fiscal year 1998. However, fiscal year 1998 ending balance is projected at only $11.2 million. The Budget Stabilization Fund is expected to grow to $246.7 million at the end of fiscal year 1998. The Medical Services Stabilization Fund is estimated at $74.2 million for fiscal year 1998 and $17.2 million is projected for the Temporary Assistance Stabilization Fund. General Fund revenues for fiscal year 1998 are forecast to increase 3.4% to $4.939 billion, with expenditures at $4.94 billion.

Most or all of the Bonds of the Arizona Trust are not obligations of the State of Arizona, and are not supported by the State's taxing powers. The particular source of payment and security for each of the Bonds is detailed in the instruments themselves and in related offering materials. There can be no assurances, however, with respect to whether the market value or marketability of any of the Bonds issued by an entity other than the State of Arizona will be affected by the financial or other condition of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the state, are subject to limitations imposed by Arizona's constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the state legislature cannot appropriate revenues in excess of 7% of the total personal income of the state in any fiscal year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

Although most of the Bonds in the Arizona Trust are revenue obligations of local governments or authorities in the State, there can be no assurance that the fiscal and economic conditions referred to above will not affect the market value or marketability of the Bonds or the ability of the respective obligors to pay principal of and interest on the Bonds when due.

On July 21, 1994, the Arizona Supreme Court rendered its opinion in Roosevelt Elementary School District Number 66, et al v. Dianne Bishop, et al (the " Roosevelt Opinion" ). In this opinion, the Arizona Supreme Court held that the present statutory financing scheme for public education in the State of Arizona does not comply with the Arizona constitution. Subsequently, the Arizona School Boards Association, with the approval of the appellants and the appellees to the Roosevelt Opinion, and certain Arizona school districts, filed with the Arizona Supreme Court motions for clarification of the Roosevelt Opinion, specifically with respect to seeking prospective application of the Roosevelt Opinion. On July 29, 1994, the Arizona Supreme Court clarified the Roosevelt Opinion to hold that such opinion will have prospective effect only.

Certain other circumstances are relevant to the market value, marketability and payment of any hospital and health care revenue bonds in the Arizona Trust. The Arizona Legislature has in the past sought to enact health care cost control legislation. Certain other health care regulatory laws have expired. It is expected that the Arizona legislature will at future sessions continue to attempt to adopt legislation concerning health care cost control and related regulatory matters. The effect of any such legislation or of the continued absence of any legislation restricting hospital bed increases and limiting new hospital construction on the ability of Arizona hospitals and other health care providers to pay debt service on their revenue bonds cannot be determined at this time.

Arizona does not participate in the federally administered Medicaid program. Instead, the state administers an alternative program, Arizona Health Care Cost Containment System ("AHCCCS" ), which provides health care to indigent persons meeting certain financial eligibility requirements, through managed care programs. In fiscal year 1996, AHCCCS was financed approximately 55% by federal funds, and 45% by state funds.

In 1996, voters in Arizona passed an initiative (Proposition 203) which provides for an expansion of eligibility for AHCCCS. For 1997, the Executive recommended an $8.3 million supplemental to the AHCCCS for disproportionate share hospital payments. Actual expenditures for the program in fiscal year 1996 were $128.9 million, and are projected at $135.3 million in fiscal year 1997.

Under state law, hospitals retain the authority to raise rates with notification and review by, but not approval from, the Department of Health Services. Hospitals in Arizona have experienced profitability problems along with those in other states. At least two Phoenix-based hospitals have defaulted on or reported difficulties in meeting their bond obligations in recent years.

Insofar as tax-exempt Arizona public utility pollution control revenue bonds are concerned, the issuance of such bonds and the periodic rate increases needed to cover operation costs and debt service are subject to regulation by the Arizona Corporation Commission, the only significant exception being the Salt River Project Agricultural Improvement and Power District which, as a Federal instrumentality, is exempt from rate regulation. On July 15, 1991, several creditors of Tucson Electric Power Company ("Tucson Electric" ) filed involuntary petitions under Chapter 11 of the U.S. Bankruptcy Code to force Tucson Power to reorganize under the supervision of the bankruptcy court. On December 31, 1991, the Bankruptcy Court approved the utility's motion to dismiss the July petition after five months of negotiations between Tucson Electric and its creditors to restructure the utility's debts and other obligations. In December 1992, Tucson Electric announced that it had completed its financial restructuring. In January 1993, Tucson Electric asked the Arizona Corporation Commission for a 9.3% average rate increase. Tucson Electric serves approximately 270,000 customers, primarily in the Tucson area. Inability of any regulated public utility to secure necessary rate increases could adversely affect, to an indeterminable extent, its ability to pay debt service on its pollution control revenue bonds.

Based on a recent U.S. Supreme Court ruling, the State has determined to refund $197 million, including statutory interest, in State income taxes previously collected from Federal retirees on their pensions. This payment will be made over a four-year period beginning with approximately $14.6 million in tax refunds in fiscal year 1994. A combination of tax refunds and tax credits will be used to satisfy this liability.

At the time of the closing for each Arizona Trust, Special Counsel to the Fund for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

The assets of the Trust will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State" ), its political subdivisions and authorities (the "Arizona Bonds" ) and by or on behalf of the government of Puerto Rico, the government of Guam, or the government of the Virgin Islands (collectively the "Possession Bonds" ) (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the " Bonds" ), provided the interest on such Bonds received by the Trust is exempt from State income taxes.

For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of the Arizona IM-IT Trust, and the income of the Trust therefore will be treated as the income of the Unitholder under State law.

For Arizona income tax purposes, interest on the Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by the Arizona IM-IT Trust, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by the Arizona IM-IT Trust and distributed to the Unitholders.

To the extent that interest derived from the Arizona IM-IT Trust by a Unitholder with respect to the Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in the Arizona IM-IT Trust are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for amortization of Bond discount or premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Arizona IM-IT Trust, if later.

Amounts paid by the Insurer under an insurance policy or policies issued to the Trust, if any, with respect to the Bonds in the Trust which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona IM-IT Trust, the interest on which is exempt from Arizona income taxes.

Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

California Trusts

The Trust will invest substantially all of its assets in California Municipal Obligations. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of California Municipal Obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State" ) and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in official statements for various California Municipal Obligations.

There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 32 million represents 12.3% of the total United States population and grew by 27% in the 1980s. The June 1996 population projection forecasts 33.9 million California residents in July 1998. The diversified economy has major components in agriculture, manufacturing, high-technology, trade, entertainment, tourism, construction and services. Total state gross domestic product of $1 trillion in 1997 will be larger than all but seven nations in the world and California will become the first state to produce over one trillion dollars worth of goods and services in a single year.

After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. In 1996, California had eight consecutive months of record high employment levels. Employment grew over 330,000 jobs in 1996 or 2.7%, and is expected to add another 330,000 in 1997. California employment is expanding more rapidly than the nation as a whole, which saw 2% job gains in 1995. The strongest growth has been in high technology and export-related industries, including computer software, business services, electronics, entertainment and tourism, all of which have offset the recession-related losses which were heaviest in aerospace and defense-related industries (which accounted for two-thirds of the job losses), and finance and insurance. Residential housing construction, with new permits rising from 94,000 units in 1996 to 110,000 in 1997, is weaker than in previous recoveries, but has been growing slowly since 1993.

California enjoys a large and diverse labor force. For 1996, the total civilian labor force was 15,496,000 with 14,372,000 individuals employed and 1,124,000, or 7.3%, unemployed. In comparison, the unemployment rate for the United States during the same time was 5.4%. Yet, with several major industries undergoing restructuring, job losses are occurring in industries which, in the past, have been a stable source of growth to California's economy. Energy and telephone companies are deregulating while banking and insurance are streamlining and consolidating. Deregulation is expected to make California more competitive by lowering electric rates by at least 20% over the next five years.

Personal income rose to $815 billion in 1996, a 7.2% increase over 1995, outpacing gains nationwide. Wages and salaries grew 6.9% during 1996. This is over 2.5 times the increase in employment. Solid gains in employment and income are expected to continue for the next several years with growth above the national average.

Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly,
Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of " general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

California and its local governments are subject to an annual " appropriations limit" imposed by Article XIIIB of the California
Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending " appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consists of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

"Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts" ) and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or
Article XIIIB on California Municipal Obligations or on the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiative or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had $17,913,271,000 aggregate principal amount of general obligation bonds outstanding, and $8,383,864,000 authorized and unissued, as of December 31, 1996. Outstanding lease revenue bonds totaled $5.845 billion as of June 30, 1996, and are estimated to total $6.398 billion as of June 30, 1997.

General Fund general obligation debt service expenditures for fiscal year 1995-96 were $1.911 billion, and are estimated at $1.953 billion and $1.979 billion for fiscal years 1996-97 and 1997-98, respectively.

The principal sources of General Fund revenues in 1995-96 were the California personal income tax (45% of total revenues), the sales tax (34%), bank and corporation taxes (12.6%), and the gross premium tax on insurance (2.6%). California maintains a Special Fund for Economic Uncertainties (the " Economic Uncertainties Fund" ), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 33%).

Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State has also faced a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates significantly higher than the growth rates for the principal revenue sources of the General Fund.

On January 10, 1996, the Governor released his proposed budget for the fiscal year 1996-97. The Governor requested total General Fund appropriations of about $45.2 billion, based on projected revenues and transfers of about $45.6 billion, which would leave a budget reserve in the Economic Uncertainties Fund at June 30, 1997 of about $400 million. The Governor renewed a proposal, which had been rejected by the Legislature in 1995, for a 15% phased cut in individual and corporate tax rates over three years (the budget proposal assumed this would be enacted, reducing revenues in 1996-97 by about $600 million). There was also a proposal to restructure trial court funding in a way which would result in a $300 million decrease in General Fund revenues. The Governor requested legislation to make permanent a moratorium on cost of living increases for welfare payments, and suspension of a renters tax credit, which otherwise would go back into effect in the 1996-97 fiscal year. The Governor further proposed additional cuts in certain health and welfare programs, and assumed that cuts previously approved by the Legislature would receive federal approval. Other proposals included an increase in funding for K-12 schools under Proposition 98, for state higher education systems (with a second year of no student fee increases), and for corrections. The Governor's budget projected external cash flow borrowing of up to $3.2 billion, to mature by June 30, 1997. Revised estimates were published in the Governor's Budget Summary for fiscal year 1997-98. These estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

Preliminary General Fund revenues and transfers for fiscal year 1996-97 are $48.4 billion, a 4.56% increase from the prior year. Expenditures are estimated at $48.4 billion, a 6.6% increase. The Governor's Budget Summary for fiscal year 1997-98 projects a positive balance of $197 million in the budget reserve at June 30, 1997. Special Fund revenues are estimated at $13.54 billion and appropriated Special Fund expenditures at $13.59 billion. As of June 30, 1996, the General Fund balance was $685.4 million. The estimate for June 30, 1997 is $648 million.

Overall, General Fund revenues and transfers represent about 78% of total revenues. The remaining 22% are special funds, dedicated to specific programs. The three largest revenue sources (personal income, sales, and bank and corporation) account for about 73% of total revenues.

Several important tax changes were enacted in 1996. The bank and corporation tax was reduced by 5%, and a number of targeted business tax incentives were put into place.

The Governor's proposed budget for fiscal year 1997-98 keeps General Fund spending below revenues. The budget provides for General Fund revenues and transfers of $50.7 billion, a 4.65% increase from 1996-97, and expenditures of $50.3 billion, a 4% increase. The budget provides for a General Fund Reserve for Economic Uncertainties of $553 million. The balance in the General Fund at the end of fiscal year 1998 is forecast at $1,004 million. Special Fund revenues are estimated to be $14 billion and appropriated Special Fund expenditures are projected at $14.3 billion.

K-12 education remains the state's top funding priority -- nearly 42 cents of every General Fund dollar is spent on K-12 education. Education, public safety, and health and welfare expenditures constitute nearly 93% of all state General Fund expenditures. General Fund expenditures for 1997-98 are proposed in the following amounts and programs: $20.9 billion or 41.6% for K-12 education, $14.6 billion or 28.9% for health and welfare, $6.5 billion or 12.9% for higher education, and $4.3 billion, or 8.5% for youth and correctional programs. The remaining expenditures are in areas such as business, transportation, housing, and environmental protection.

The following are principal features of the Governor's 1997-98 budget proposal:

For fiscal year 1997-98, the Governor's budget proposes a further 10% reduction in the bank and corporation tax rate phased in over a two-year period beginning with the 1998 tax year. This would implement the balance of the Governor's proposal last year for a 15% bank and corporation tax reduction. In addition, the Governor's Budget proposes that the State conform with recent federal changes in the allowable number of Subchapter S shareholders. Combined, these tax reduction proposals are estimated to reduce taxes by $93 million during 1997-98, and $336 million during 1998-1999.

The Governor has proposed a $200 million bond to capitalize an Infrastructure Bank to help finance infrastructure projects related to business development. The budget also proposes $939,000 to create three new offices -- two in Asia and one in South America -- to provide California companies with representation and assistance in these emerging markets.

Building on the 1996 class-size reduction initiative, the Budget proposes $304 million to reduce class size in an additional grade, and funding is provided to meet facilities-related costs of class size reduction in 1996-97. An additional $57 million is proposed for improved reading instruction in grades four through eight.

The Budget includes the second year of the Citizens' Option for Public Safety Program, through which $100 million will be provided to local governments to increase frontline law enforcement.

The Budget provides a $35 million Infant Health Protection Initiative, designed to protect children from abuse or neglect from substance-abusing parents. The budget also provides $15.3 million to increase immunizations for low-income children.

State general obligation bonds ratings were reduced in July, 1994 to "
A1" by Moody's and "A" by S&P. Both of these ratings were reduced from "AAA" levels which the State held until late 1991. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. In the consolidated case of Malibu Video Systems, et al. v. Kathleen Brown and Abramovitz, et al., a stipulated judgment was entered requiring return of $119 million plus interest to specified special funds over a period of up to five years beginning in fiscal year 1996-97. The lawsuit challenges the transfer of monies from special fund accounts within the State Treasury to the State's General Fund pursuant to the Budget Acts of 1991, 1992, 1993, and 1994. Plaintiffs allege that the monetary transfers violated various statutes and provisions of the State Constitution.

There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.

Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up this shortfall, the Legislature proposed and voters approved in 1993 dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs.

To the extent the State should be constrained by its Article XIII appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be further reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At lease one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated that their budgetary condition is extremely grave. The Richmond Unified School District (Contra Costa County) entered bankruptcy proceedings in May 1991 but the proceedings have been dismissed. Los Angeles County, the largest in the State, has reported severe fiscal problems, leading to a nominal $1.2 billion deficit in its $11 billion budget for the 1995-96 Fiscal Year. To balance the budget, the county has imposed severe cuts in services, particularly for health care. The Legislature is considering actions to help alleviate the County's fiscal problems, but none were completed before August 15, 1995. As a result of its bankruptcy proceedings (discussed further below) Orange County also has implemented stringent cuts in services and has laid off workers.

California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

Several years ago the Richmond Unified School District (the "District"
) entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the original lease transaction. The trial court has upheld the validity of the District's lease, and the case has been settled. Any judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of a similar nature by other California entities.

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the Issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $1.8 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

On December 7, 1994, Orange County, California (the "County" ), together with its pooled investment fund (the "Pools" ) filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in its investments caused a liquidity crisis for the Pools and the County. Approximately 180 other public entities, most but not all located in the County, were also depositors in the Pools. The County estimated the Pools' loss at about $1.64 billion, or 23%, of its initial deposits of around $7.5 billion. Many of the entities which kept moneys in the Pools, including the County, faced cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Moody's and Standard & Poor's have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Pools.

On May 2, 1995, the Bankruptcy Court approved a settlement agreement covering claims of the other participating entities against the County and the Pools. Most participants have received in cash 80% (90% for school districts) of their Pools' investment; the balance is to be paid in the future. The County succeeded in deferring, by consent, until June 30, 1996, the repayment of $800 million of short-term obligations due in July and August, 1995; these notes are, however, considered to be in default by Moody's and S&P. On June 27, 1995, County voters turned down a proposal for a temporary 0.5% increase in the local sales tax, making the County's fiscal recovery much harder.

The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate. All school districts were able to meet their obligations in the 1994-95 Fiscal Year.

At the time of the closing for each California Trust, Special Counsel to each California Trust for California tax matters, rendered an opinion under then existing California income tax law applicable to taxpayers whose income is subject to California income taxation substantially to the effect that:

the California IM-IT Trust is not an association taxable as a corporation and the income of the California IM-IT Trust will be treated as the income of the Unitholders under the income tax laws of California;

amounts treated as interest on the underlying Securities in the California IM-IT Trust which are exempt from tax under California personal income tax and property tax laws when received by the California IM-IT Trust will, under such laws, retain their status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying Securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax. Further, certain interest which is attributable to a Unitholder subject to the California personal income tax and which is treated as an item of tax preference for purposes of the federal alternative minimum tax pursuant to Section 57(a)(5) of the Internal Revenue Code of 1986 may also be treated as an item of tax preference that must be taken into account in computing such Unitholder's alternative minimum taxable income for purposes of the California alternative minimum tax enacted by 1987 California Statutes, chapter 1138. However, because of the provisions of the California Constitution exempting the interest on bonds issued by the State of California, or by local governments within the state, from taxes levied on income, the application of the new California alternative minimum tax to interest otherwise exempt from the California personal income tax in some cases may be unclear;

under California income tax law, each Unitholder in the California IM-IT Trust will have a taxable event when the California IM-IT Trust disposes of a Security (whether by sale, exchange, redemption, or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gains when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total cost of each Unit in the California IM-IT Trust to a Unitholder is allocated among each of the Bond issues held in the California IM-IT Trust (in accordance with the proportion of the California IM-IT Trust comprised by each Bond issue) in order to determine his per Unit tax cost for each Bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per Unit tax cost of each Bond issue. Unitholders' bases in their units, and the bases for their fractional interest in each Trust asset, may have to be adjusted for their pro rata share of accrued interest received, if any, on Securities delivered after the Unitholders' respective settlement dates;

under the California personal property tax laws, bonds (including the Securities in the California IM-IT Trust) or any interest therein is exempt from such tax;

any proceeds paid under the insurance policy issued to the California IM-IT Trust with respect to the Securities which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations; and

under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of the California IM-IT Trust is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision, Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.

At the respective times of issuance of the Securities, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax and California personal income tax are rendered by bond counsel to the respective issuing authorities. Except in certain instances in which Special counsel acted as bond counsel to issuers of Securities, and as such made a review of proceedings relating to the issuance of certain Securities at the time of their issuance, Special Counsel has not made any special review for the California IM-IT Trust of the proceedings relating to the issuance of the Securities or of the basis for such opinions.

Colorado Trusts

The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"
). The Unappropriated Reserve requirement for fiscal years 1991, 1992 and 1993 was set at 3% of total appropriations from the General Fund. For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4%. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and each local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve" ). The minimum Emergency Reserve is set at 2% for 1994 and 3% for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) five percent of Colorado personal income or (ii) 106% of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

The 1995 fiscal year ending General Fund balance was $486.7 million, which was $260.7 million over the combined Unappropriated Reserve and Emergency Reserve requirement. The 1996 fiscal year ending General Fund balance was $368.5 million, or $211.8 million over the required Unappropriated Reserve and Emergency Reserve. Based on December 20, 1996 estimates, the 1997 fiscal year ending General Fund balance is expected to be $396.3 million, or $230.2 million over the required Unappropriated Reserve and Emergency Reserve. The Governor's proposed fiscal year 1998 budget shows total revenues at $4,772.2 million and expenditures at $4,502.8 million, with an ending balance of $336.4 million, or $159.7 million over the required Unappropriated Reserve and Emergency Reserve.

On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment" ) which, in general, became effective December 31, 1992, and which could restrict the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts" ). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The Amendment limits increases in expenditures from the State General Fund and program revenues (cash funds) to the growth in inflation plus the percentage change in State population in the prior calendar year. The basis for initial spending and revenue limits are fiscal year 1992 spending and 1991 property taxes collected in 1992. The basis for spending and revenue limits for fiscal year 1994 and later years will be the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new State real property taxes and local District income taxes.

Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues: (i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement; and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September, 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. The time to file an appeal in that case has expired. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be " enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

According to the Colorado Economic Perspective, Second Quarter, FY 1996-97, December 20, 1996 (the "Economic Report" ), inflation for 1995 was 4.3% and population grew at the rate of 2.3% in Colorado. Accordingly, under the Amendment, increases in State expenditures during the 1997 fiscal year will be limited to 6.6% over expenditures during the 1996 fiscal year. The 1996 fiscal year is the base year for calculating the limitation for the 1997 fiscal year. The limitation for the 1998 fiscal year is projected to be 5.9%, based on projected inflation of 3.9% for 1996 and projected population growth of 2.0% during 1996. For the 1996 fiscal year, General Fund revenues totalled $4,230.8 million and program revenues (cash funds) totalled $1,893.5 million, resulting in total estimated base revenues of $6,124.3 million. Expenditures for the 1997 fiscal year, therefore, cannot exceed $6,528.5 million. However, the 1997 fiscal year General Fund and program revenues (cash funds) are projected to be only $6,499.1 million, or $29.4 million less than expenditures allowed under the spending limitation.

There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

As the State experienced revenue shortfalls in the mid-1980s, it adopted various measures, including impoundment of funds by the Governor, reduction of appropriations by the General Assembly, a temporary increase in the sales tax, deferral of certain tax reductions and inter-fund borrowings. On a GAAP basis, the State had unrestricted General Fund balances at June 30 of approximately $133.3 million in fiscal year 1992, $326.6 million in fiscal year 1993, $405.1 million in fiscal year 1994 and $486.7 million in fiscal year 1995. The fiscal year 1996 unrestricted General Fund ending balance was $368.5 million with projections for fiscal year 1997 at $396.3 million.

Revenues for the fiscal year ending June 30, 1996, showed Colorado's general fund continuing to slow. Revenues grew by $272.3 million, to $4,268.7 million, a 6.8% increase from 1995. However, this figure was down from the fiscal year 1995 pace of 7.3%. General Fund expenditures rose substantially and exceeded revenues by $142.5 million. Reasons for this consist of a change in how the state manages its emergency reserve, and a significant increase in the transfer of reserves to the Capital Construction Fund, and the Police and Fire Pension Association (increases of $29 million and $32 million, respectively).

For fiscal year 1996, the following tax categories generated the following respective revenue percentages of the State's $4,268.7 million total gross receipts: individual income taxes represented 54.4% of gross fiscal year 1996 receipts; sales, use and excise taxes represented 33.2% of gross fiscal year 1996 receipts; and corporate income taxes represented 4.8% of gross fiscal year 1996 receipts. The final budget for fiscal year 1997 projects General Fund revenues of approximately $4,565.0 million and appropriations of approximately $4,151.9 million. The percentages of General Fund revenue generated by type of tax for fiscal year 1997 are not expected to be significantly different from fiscal year 1996 percentages.

For fiscal year 1997, General Fund revenues are projected at $4,565.0 million. Revenue growth is expected to increase 6.9% over FY1996 actual revenues. Total general fund expenditures are estimated at $4,422.2 million. The ending general fund balance, after reserve set-asides, is $230.2 million.

Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

Based on data published by the State of Colorado, Office of State Planning and Budgeting as presented in the Economic Report, Colorado gained 74,966 employees in 1995. The 1995 increase was down about 10,000 from the 1994 gain, but mirrored the 1993 employment increase. Services and retail trade were the number one and two largest growing industries in Colorado in 1995, adding 28,766 (6.0% increase) and 20,905 (6.2% increase) employees, respectively. Transportation, communications and public utilities reported the largest percentage gain from 1994 to 1995, at 8.8%. Construction reported the fourth largest employment gain over the year, at 5.2%, with increases about half of what they had been in 1994 and 1993 due to the completion of the Denver International airport. Mining continued to be the weakest industry sector, with only a 0.5% increase.

The unemployment rate in Colorado remained stable at 4.2% during both 1994 and 1995. In 1996, the Colorado unemployment rate increased to 4.5%, yet still lower than the 5.4% unemployment rate for the nation. Colorado's job growth rate increased 2.5% in 1996, a decrease from the 4.7% growth rate in 1995. In comparison, the job growth rate for the United States in 1995 and 1996 was 2.7% and 2.0%, respectively. The services sector comprised 28% of Colorado's 1995 employment and generated 38% of the State's growth.

Personal income rose 8.0% in Colorado during 1995 as compared with 6.3% for the nation as a whole. In 1996, Colorado's personal income dropped to 6.3%, while still higher than the nation's 1996 rate of 5.6%.

Economic conditions in the State may have continuing effects on other governmental units within the State (including issuers of the Bonds in the Colorado IM-IT Trust), which, to varying degrees, have also experienced reduced revenues as a result of recessionary conditions and other factors.

At the time of the closing for each Colorado Trust, Special Counsel to the Fund for Colorado tax matters rendered an opinion under then existing Colorado income tax law applicable to taxpayers whose income is subject to Colorado income taxation substantially to the effect that:

Because Colorado income tax law is based upon the Federal law, the Colorado IM-IT Trust is not an association taxable as a corporation for purposes of Colorado income taxation.

With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations:

Each Colorado Unitholder will be treated as owning a pro rata share of each asset of the Colorado IM-IT Trust for Colorado income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of the Colorado IM-IT Trust, and the income of the Colorado IM-IT Trust will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described and an item of income of the Colorado IM-IT Trust will have the same character in the hands of a Colorado Unitholder as it would have in the hands of the Trustee;

Interest on Bonds that would not be includable in income for Colorado income tax purposes when paid directly to a Colorado Unitholder will be exempt from Colorado income taxation when received by the Colorado IM-IT Trust and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder;

Any proceeds paid under an insurance policy or policies issued to the Colorado IM-IT Trust with respect to the Bonds in the Colorado IM-IT Trust which represent maturing interest on defaulted Bonds held by the Trustee will be excludable from Colorado adjusted gross income if, and to the same extent as, such interest is so excludable for federal income tax purposes if paid in the normal course by the issuer notwithstanding that the source of payment is from insurance proceeds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds;

Each Colorado Unitholder will realize taxable gain or loss when the Colorado IM-IT Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Bonds during the interval between the Colorado Unitholder's settlement date and the date such Bonds are delivered to the Colorado IM-IT Trust, if later);

Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; and

If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in the Colorado IM-IT Trust is not deductible for federal income tax purposes, it also will be non-deductible for Colorado income tax purposes.

Unitholders should be aware that all tax-exempt interest, including their share of interest on the Bonds paid to the Colorado IM-IT Trust, is taken into account for purposes of determining eligibility for the Colorado Property Tax/Rent/Heat Rebate.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Colorado law. Ownership of the Units may result in collateral Colorado tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Connecticut Trusts

The following information is only a summary of risk factors associated with Connecticut. It has been compiled from official government statements and other publicly available documents. Although the Sponsor has not independently verified the information, it has no reason to believe that it is not correct in all material respects.

Connecticut's manufacturing industry, which has historically been of prime economic importance to the State, its municipalities and its residents, has been in decline for several years. Although Connecticut's manufacturing industry is diversified between transportation equipment (primarily aircraft engines, helicopters and submarines), non-electrical machinery, fabricated metal products and electrical machinery, defense-related business represents a relatively high proportion of manufacturing receipts. As a result, reductions in defense spending have had a substantial adverse effect on Connecticut's manufacturing industry.

Connecticut's manufacturing employment peaked in 1970 at over 441,000 workers but had declined 35.5% by 1995. Although the loss of manufacturing jobs was partially offset by a 69.7% rise in other non-agricultural employment during the same period, Connecticut's growth in non-manufacturing employment has lagged behind the New England region and the nation as a whole. Moreover, Connecticut's largest defense contractors have announced plans to reduce their labor forces substantially over the next four years.

From 1986 through 1995, Connecticut's unemployment rate was generally lower than the unemployment rate for the U.S. as a whole, and average per capita personal income of Connecticut residents was higher than that of residents of other states. The average unemployment rate (seasonally adjusted) in Connecticut increased from a low of 3.0% in 1988 to 7.5% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.0% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1985 to 1995, rising from $18,268 to $31,776. However, pockets of significant unemployment and poverty exist in some Connecticut cities and towns, and Connecticut is now in a recession, the depth and duration of which are uncertain.

For the four fiscal years ended June 30, 1991, the General Fund ran operating deficits of approximately $115,600,000, $28,000,000, $259,000,000 and
$808,500,000, respectively. At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the five fiscal years ended June 30, 1996, the General Fund ran operating surpluses of approximately $110,200,000, $113,500,000, $19,700,000,
$80,500,000 and $250,000,000, respectively. General Fund budgets for the biennium ending June 30, 1997, were adopted in 1995. General Fund expenditures and revenues are budgeted to be approximately $9,200,000,000 for the 1996-1997 fiscal year.

In 1991, to address the General Fund's growing deficit, legislation was enacted by which the State imposed an income tax on individuals, trusts and estates for taxable years generally commencing in 1992. For each fiscal year starting with the 1991-1992 fiscal year, the General Fund has operated at a surplus with over 60% of the State's tax revenues being generated by the income tax and the sales and use tax. However, the State's budgeted expenditures have more than doubled from approximately $4,300,000 for the 1986-1987 fiscal year to approximately $9,200,000,000 for the 1996-1997 fiscal year.

The 1991 legislation also authorized the State Treasurer to issue Economic Recovery Notes to fund the General Fund's accumulated deficit of $965,712,000 as of June 30, 1991, and during 1991 the State issued a total of $965,710,000 Economic Recovery Notes, of which $196,555,000 were outstanding as of February 28, 1997. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ending June 30, 1997, payment of the remaining notes scheduled to be paid over the four fiscal years ending June 30, 1999.

The State's primary method for financing capital projects is through the sale of general obligation bonds. As of February 28, 1997, the State had authorized general obligation bonds totaling $11,192,198,000, of which $9,578,911,000 had been approved for issuance by the State Bond Commission, $8,529,149,000 had been issued, and $6,335,206,857 were still outstanding.

In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The improvements are to be financed by $18 million of general obligation bonds of the State and $962 million bonds of the University. The University's bonds will be secured by a State debt service commitment, the aggregate amount of which is limited to $382 million for the three fiscal years ending June 30, 1999, and $580 million for the four fiscal years ending June 30, 2005.

In addition to the bonds described above, the State also has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Education Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of October 15, 1996, the amount of bonds outstanding on which the State has limited or contingent liability totaled $3,985,400,000.

In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2000, is currently estimated to be $11.2 billion, to be met from federal, state, and local funds. The State expected, as of November 1, 1996, to finance most of its $4.7 billion share of such cost by issuing $4.2 billion of special tax obligation ("STO" ) bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

As of October 15, 1996, the General Assembly had authorized $4,157,900,000 of such STO bonds, of which $3,594,700,000 of new money borrowings had been issued. It is anticipated that additional STO bonds will be authorized annually in amounts necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements are met. The State expects to continue to offer bonds for this program.

On March 29, 1990, Standard & Poor's reduced its ratings of the State's general obligation bonds from AA+ to AA, and on April 9, 1990, Moody's reduced its ratings from Aa1 to Aa. On September 13, 1991, Standard & Poor's further reduced its ratings of the State's general obligation bonds and certain obligations that depend in part on the creditworthiness of the State to AA-. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA.

The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief; (ii) an action on behalf of all persons with traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; and (iii) litigation involving claims by Indian tribes to a portion of the State's land area.

As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The fiscal impact of this decision might be significant but is not determinable at this time.

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

In recent years, certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed.

Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

At the time of the closing for each Connecticut Trust, Special Counsel to the Fund for Connecticut tax matters rendered an opinion under then existing Connecticut income tax law applicable to taxpayers whose income is subject to Connecticut income taxation substantially to the effect that:

The Connecticut IM-IT Trust is not liable for any tax on or measured by net income imposed by the State of Connecticut.

Interest income of the Connecticut IM-IT Trust from a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond" ), or from a Bond issued by United States territories or possessions the interest on which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder from the issuer thereof, is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts, and estates (the "Connecticut Income Tax" ), when any such interest is received by the Connecticut IM-IT Trust or distributed by it to such a Unitholder.

Insurance proceeds received by the Connecticut IM-IT Trust representing maturing interest on defaulted Bonds held by the Connecticut IM-IT Trust are not taxable under the Connecticut Income Tax if, and to the same extent as, such interest would not be taxable thereunder if paid directly to the Connecticut IM-IT Trust by the issuer of such Bonds.

Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by the Connecticut IM-IT Trust of a Bond held by the Connecticut IM-IT Trust or upon the redemption, sale, or other disposition of a Unit of the Connecticut IM-IT Trust held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of the Connecticut IM-IT Trust as a capital asset, such gains and losses recognized upon the maturity, redemption, sale or exchange of a Connecticut Bond held by the Connecticut IM-IT Trust are excluded from gains and losses taken into account for purposes of such tax and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized to the extent attributable to Connecticut Bonds upon the redemption, sale, or other disposition by a Unitholder of a Unit of the Connecticut IM-IT Trust held by him.

The portion of any interest income or capital gain of the Connecticut IM-IT Trust that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.

An interest in a Unit of the Connecticut IM-IT Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

Florida Trusts

Population. Historically, population growth has been a crucial driving force for Florida's economy. It has accounted for the state's tendency to outperform the U.S. economy in terms of job creation and total income growth. Between 1960 and 1995, Florida's population grew by 9.2 million people, a 185% increase. This is more than four times the 46% growth in U.S. population over the same period. The state's population has accelerated since the FY 1990-91 recession, sparked by improving economies. In 1994, Florida ranked fourth in population with 13.9 million. By 1996, Florida's population increased to 14.4 million, with projections of 15 million by 1999. Florida's attraction, as both a growth and retirement state, has kept net migration fairly steady with an average of 245,035 new residents a year from 1990 through 1995. The U.S. average population increase since 1984 is about 1% annually, while Florida's average annual rate of increase is about 2.3%. However, during 1992-1996, Florida's annual net migration increase has averaged 1.82% and is predicted at 1.8% for 1997-98. Yet, Florida continues to be the fastest growing of the eleven largest states. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals. Since 1985, the prime working age population (18-44) has grown at an average annual rate of 2.2%. The share of Florida's total working age population (18-59) to total State population is approximately 54%. This share is not expected to change appreciably into the twenty-first century.

Income. The State's personal income has been growing strongly the last several years and has generally outperformed both the United States as a whole and the southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is due to the fact that Florida's population has been growing at a very strong pace and, since the early 1970s, the State's economy has diversified so as to provide a broader economic base. As a result, Florida's real per capita personal income has tracked closely with the national average and has tracked above the southeast. In fiscal years 1994-95 and 1995-96, Florida's per capita personal income was $22,253, and $23,371 respectively, a 5.02% increase. The 1994-95 figure is 6.1% higher than per capita personal income in the southeast region and represents 99% of the national figure. Florida's per capita personal income is expected to increase 4.04% in fiscal year 1996-97 and 5.2% in fiscal year 1997-98.

Florida's economy is expected to slow some in the current fiscal year and in FY 1997-98. An expected rise in interest rates in early 1997 should moderate housing markets and consumption of durable goods. Overall, consumption can be expected to stay in line with changes in income and jobs. Also, the combination of an investment boom in earlier years and decelerating growth in the overall economy should slow business investment through FY 1997-98. Nevertheless, Florida's economy will outperform the nation's bolstered by population growth well in excess of that for the United States.

Total income growth in Florida is expected to stabilize from its cyclical peak of 4.6% in FY 1994-95, decelerating slightly to 4.5% in FY 1995-96 and falling to 4.2% in FY 96-97. Total personal income is expected to rise to 4.4% by FY 1997-98 in Florida and 2.3% for the United States. Florida's growth rates for per capita real income parallel those for total income, though at lower levels, peaking at 2.6% in 1996, falling in 1997 to 2.3%, then achieving the peak growth rate again by 1998.

Because Florida has a proportionately greater retirement age population, property income (dividends, interest, and rent) and transfer payments (Social Security and pension benefits, among other sources of income) are relatively more important sources of income. For example, Florida's total wages and salaries and other labor income in 1996 was 59% of total personal income, while a similar figure for the nation was 68%. Property income accounted for 24% of total personal income in Florida in 1996 and transfer payments made up 17%. Property income and transfer payments for the U.S. were each 16%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

Employment. Since 1985, the State's population has increased an estimated 26.1%. In the same period, Florida's total non-farm employment has grown by approximately 37.9%. Since 1985, the job creation rate in the State is almost twice that of the nation as a whole. Contributing to the State's rapid rate of growth in employment and income is international trade. Changes to its economy have also contributed to the State's strong performance. The State is now less dependent on employment from construction, construction-related manufacturing, and resource-based manufacturing, which have declined as a proportion of total State employment. The State's private sector employment is 86.4% of total non-farm employment. While the southeast and the nation have a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs tend to be less sensitive to swings in the business cycle. The State has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These types of manufacturing jobs tend to be less cyclical. The State's unemployment rate throughout the 1980's tracked below the nation's. As the State's economic growth has slowed, its unemployment rate has tracked above and below the national average. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together, the " Organization" ), the State's unemployment rate was 6.6% during 1994 and 5.5% during 1995. In November, 1996, the unemployment rate was 4.8%, giving an 11-month average in 1996 of 5.3%. The national unemployment rate in 1994 and 1995 was 6.1% and 5.6%, respectively, with an average in 1996 of 5.4%.

Consistent with income growth, Florida's non-farm employment growth increased 4.1%, 3.9%, and 3.2% in fiscal years ending in 1994, 1995, and 1996, respectively.

The State's economy is expected to decelerate along with the nation, but is expected to outperform the nation as a whole. Total non-farm employment in Florida is expected to increase 2.9% or 180,000 new jobs in 1996-97 and remain stable at 2.9% or 183,500 new jobs in 1997-98. In comparison, the U.S. growth rate in 1997-98 is predicted at only 1.3%. Trade and services, the two largest, account for more than half of the total non-farm employment.

The strongest areas in job growth in Florida in FY 1997-98 are expected to be in services and a combination of retail and wholesale trade. Services is forecast to lead the economy, growing 4.3% (93,500 jobs) in FY 1997-98, and accounting for about 51% of total new jobs in that year. Services is the single largest source of employment in Florida, making up about 35% of total non-farm employment in FY 1997-98. Health care accounts for about 26% of total services employment.

Wholesale and retail trade is projected to increase 2.9% in FY 1997-98 (47,100 new jobs), which parallels general economic growth. This sector is the second largest, with about 25% of all jobs in the state, and will contribute about 26% of the new jobs created in FY 1997-98. Construction will exhibit modest growth of 2.5% (7,800 new jobs) reflecting stable construction activity supported by population growth.

The slower growing sectors are expected to account for only 35% of total jobs in Florida in 1997-98. Of these, government is the largest, with just under 15% of total jobs. Combined federal, state and local government jobs are expected to grow 2% (19,500 new jobs) with most of this increase at the local level. Job creation in transportation, communications, and public utilities combined (less than 5% of total employment) is forecast to slow to 1.4% (4,500 new jobs) in FY 1997-98. This partly reflects current restructuring of the industry. Manufacturing, with slightly more than 7% of total jobs, will have the slowest positive growth rate among the major sectors in FY 1997-98, at less than 1% (2,800 new jobs). However, over the same period, manufacturing employment in the nation is projected to decline about 1%. This is generally due to global competitive pressures forcing producers to substitute machinery and equipment for labor through strong investment.

Tourism. Tourism is one of Florida's most important industries. Approximately
41.8 million tourists visited the State in 1993, as reported by the Florida Department of Commerce. Although during the next several years the number of visitors to Florida decreased, in 1995, there were more than 41 million national and international visitors, and the peak reached in 1993 was almost reached in 1996. The 1995 tourist industry generated $35.31 billion in sales by Florida businesses, over $2 billion in sales tax revenue, and more than 732,800 Floridians were directly employed in travel related jobs. Visitors to the State tend to arrive slightly more by air than by car. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. By the end of fiscal year 1997-98, 43.9 million domestic and international tourists are expected to have visited the State, representing 3.2% growth from 1996-97.

Revenues and Expenses. Estimated fiscal year 1996-97 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $16,601.7 million. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $15,566.9 million of that is Estimated Revenues. With effective General Revenues plus Working Capital Fund appropriations at $15,582.2 million, unencumbered reserves at the end of 1996-97 are estimated at $610.1 million with $219.4 million of this amount from the Working Capital Fund. Estimated fiscal year 1997-98 General Revenue plus Working Capital and Budget Stabilization funds available total $17,384.9 million, a 4.7% increase over 1996-97. The $16,301.5 million in Estimated Revenues represents an increase of 4.7% over the previous year's Estimated Revenues. Total estimated appropriations in the combined General Revenue and Working Capital Fund for 1997-98 are $16,716.6 million, a 7.3% increase from 1996-97.

In fiscal year 1997-98, approximately 72% of the State's $16,716.6 million General revenue will come from sales tax collections. Corporate income tax, intangible personal property tax, and beverage tax will account for 8%, 4% and 3%, respectively, of total General Revenue Funds available during fiscal 1997-98. In that same year, expenditures for education, human services, and criminal justice and corrections will amount to approximately 52%, 26%, and 16%, respectively, of total expenditures from the General Revenue Fund.

The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for such use by the counties, and the municipalities therein. In addition to this distribution, local governments may assess (by referendum) a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other additional taxing powers, and non-consolidated counties with a population in excess of 800,000 may levy a local option sales tax to fund indigent health care. It alone cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1998, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) are expected to total $12,035.9 million, an increase of 6.6% over fiscal year 1996-97.

The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

The State's second largest funding source for the General Revenue Fund is the corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ending June 30, 1998, receipts from this source are estimated to be $1,290.1 million, an increase of 2.3% from fiscal year 1996-97.

The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine, and liquor. This tax is one of the State's major tax sources, with revenues estimated at $455.1 million in fiscal year 1997-98. Alcoholic beverage tax receipts are expected to increase 1.4% from the previous year's total. This tax generates 3.3% of the State's total General Revenue and the revenues collected are deposited into the State's General Revenue Fund.

The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections are expected to total $870.6 million during fiscal year 1997-98, a 3.7% increase from the previous fiscal year. In fiscal year 1997-98, 62.63% of these taxes are to be deposited to the General Revenue Fund.

The State imposes a gross receipts tax of 2.5% on electric, natural and manufactured gas, and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1997-98, this tax is estimated at $607.1 million.

The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds, and certain other intangibles not secured by a lien on Florida real property. The annual rate of tax is 2 mils. The State also imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. The intangible personal property tax provides 3.9% of the revenues for the General Revenue Fund as well as funding the county revenue sharing program. In fiscal year 1997-98, total intangible personal property tax collections are estimated at $1,000.6 million, a 2% increase over the prior year. Of the tax proceeds, 66.5% are distributed to the General Revenue Fund.

The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50.0% to the public in prizes, 38.0% for use in enhancing education, and the balance, 12.0%, for costs of administering the lottery. Fiscal year 1994-95 lottery ticket sales totalled $2.3 billion, providing education with approximately $874 million. In fiscal year 1997-98, sales are estimated at $2,104 million with $799.4 million available for education enhancements.

Debt-Balanced Budget Requirement. As of June 30, 1996, the state's net outstanding debt totaled $9.2 billion. Approximately 67% is full faith and credit bonds while the remaining 33% is comprised of revenue bonds pledging a specific tax or revenue. The Governor's Recommended Budget for Fiscal Year 1997-98 includes six bond issues totaling $1.38 billion for construction of schools, roads, bridges, and prisons, and the purchase of environmentally sensitive lands.

The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believe a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative Commission, which is then authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

Litigation. Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any such matters, individually or in the aggregate, will not have a material adverse affect on the State's financial position.

Florida law provides preferential tax treatment to insurers who maintain a home office in the State. Certain insurers challenged the constitutionality of this tax preference and sought a refund of taxes paid. Recently, the Florida Supreme Court ruled in favor of the State. This case and others, along with pending refund claims, total about $150 million.

The State imposes a $295 fee on the issuance of certificates of title for motor vehicles previously titled outside the State. The State has been sued by plaintiffs alleging that this fee violates the Commerce Clause of the U.S. Constitution. The Circuit Court in which the case was filed has granted summary judgment for the plaintiffs and has enjoined further collection of the impact fee and has ordered refunds to all those who have paid the fee since the collection of the fee went into effect. In the State's appeal of the lower court's decision, the Florida Supreme Court ruled that this fee was unconstitutional under the Commerce Clause. Thus, the Supreme Court approved the lower court's order enjoining further collection of the fee and requiring refund of the previously collected fees. The refund exposure of the State has been estimated to be in excess of $88 million.

The State maintains a bond rating of Aa, AA and AA from Moody's Investors Service, Standard & Poor's and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the State is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida Bonds purchased by the fund will not be adversely affected by any such changes.

The sources for the information presented above include official statements and financial statements of the State of Florida. While the Sponsor has not independently verified this information, it has no reason to believe that the information is not correct in all material respects.

At the time of the closing for each Florida Trust, Chapman and Cutler, Counsel to each Florida Trust for Florida tax matters, rendered an opinion under then existing Florida income tax law applicable to taxpayers whose income is subject to Florida income taxation substantially to the effect that:

For Florida state income tax purposes, the Florida IM-IT Trust will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

Because Florida does not impose an income tax on individuals, Non-Corporate Unitholders residing in Florida will not be subject to any Florida income taxation on income realized by the Florida IM-IT Trust. Any amounts paid to the Florida IM-IT Trust or to Non-Corporate Unitholders under an insurance policy issued to the Florida IM-IT Trust or the Sponsor which represent maturing interest on defaulted obligations held by the Trustee will not be subject to the Florida income tax imposed by Chapter 220, Florida Statutes.

Corporate Unitholders with commercial domiciles in Florida will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust and on payments of interest pursuant to any insurance policy to the extent such income constitutes "non business income" as defined by Chapter 220 or is otherwise allocable to Florida under Chapter 220. Other Corporate Unitholders will be subject to Florida income or franchise taxation on income realized by the Florida IM-IT Trust (or on payments of interest pursuant to any insurance policy) only to the extent that the income realized does not constitute "non-business income" as defined by Chapter 220 and if such income is otherwise allocable to Florida under Chapter 220.

Units will be subject to Florida estate tax only if held by Florida residents. However, the Florida estate tax is limited to the amount of the credit for state death taxes provided for in Section 2011 of the Internal Revenue Code.

Neither the Bonds nor the Units will be subject to the Florida ad valorem property tax, the Florida intangible personal property tax or the Florida sales or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Florida law. Ownership of the Units may result in collateral Florida tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Georgia Trusts

The following brief summary regarding the economy of Georgia is based upon information drawn from publicly available sources and is included for purposes of providing information about general economic conditions that may or may not affect issuers of the Georgia obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

Constitutional Considerations. The Georgia Constitution permits the issuance by the State of general obligation debt and of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

Virtually all of the issues of long-term debt obligations issued by or on behalf of the State of Georgia and counties, municipalities and other political subdivisions and public authorities thereof are required by law to be validated and confirmed in a judicial proceeding prior to issuance. The legal effect of an approved validation in Georgia is to render incontestable the validity of the pertinent bond issue and the security therefor.

The State and Its Economy. The State operates on a fiscal year beginning July 1 and ending June 30. The state's recovery from the economic recession of the early 1900's has been steady and is better tan regional trends, albeit half the rate of earlier recoveries. While this recovery does not meet the explosive patterns set in past cycles, recent state data reveal that Georgia ranks among the top five states in the nation in employment and total population growth. The top three industries of the 3.417 million non-agricultural workers employed in Georgia in 1995 were in trade (25.3%), services (24.5%) and manufacturing (17.2%). The 1996 annual average unemployment rate for Georgia was 4.5% as compared to the 1995 annual average unemployment rate of 4.9%.

The national unemployment rate in 1995 and 1996 was 5.6% and 5.4%, respectively, Georgia's unemployment rate has decreased every year since 1992.

In 1994 and 1995, Georgia's per capita personal income increased 5.5%, from $20,612 to $21,741, respectively. The national per capita personal income for 1994 and 1995 was $22,047 and $23,208, respectively, an increase of 5.3%.

Recently, the rates of growth in the public and private sectors have dropped. Revenues (adjusted for inflation) are advancing at around a 4% annual rate. Income growth during 1996 and 1997 is increasing between 3 and 4 percent and employment gains are between 2 and 3 percent. In Georgia, growth in employment in trade and services leads the nation, at 5 to 6 percent; however, this high percentage does not coincide with the general economic advance.

For fiscal years 1997 and 1998, real growth in income, employment, and revenues is expected to be about 3 to 4 percent, 1.5 to 2.5 percent, and 3.5 to 4.5 percent, respectively. It is predicted that the growth rate for Georgia's economy will slow for the remainder of the decade.

Three legislative measures were of significance in 1996. First, Georgia's four cent sales tax on eligible food and beverage was reduced by half beginning October 1, 1996 and will be reduced by an additional one cent on October 1, 1997, with the final one cent eliminated on October 1, 1998. Second, in 1995, the Georgia Department of Revenue issued the first of four, equal yearly refund checks to eligible federal and military retirees pursuant to House Bill
90. House Bill 3 required the Department of Revenue, in October 1996, to issue refunds to a second category of eligible retirees. Last, the Georgia Intangible Tax was formally abolished by voter referendum in November of 1996.

Net collections in fiscal year 1996 totaled $9.928 billion, an increase of $813.26 million or 8.9% over fiscal year 1995. The top revenue producer was personal income tax at $4.233 billion or 42.64% of total revenue. This tax revenue increased 10.3% from fiscal year 1995. The second leader in revenue was sales and use tax at $3.951 billion, or 39.8% of total revenue. Sales and use tax revenue increased 8.4% from fiscal year 1995. Income and sales taxes together have accounted for roughly 85% of total revenues since 1989. Corporate income tax was the third largest revenue at $696.6 million, or 7.02% of total fiscal year 1996 revenue. This was an 8.9% increase from fiscal year 1995. The fourth and fifth revenue producers for fiscal year 1996 were motor fuel taxes at 4% or $396.9 million, and motor vehicle taxes at 2.15% or $213.5 million.

Actual total revenue in fiscal years 1995 and 1996 was $10.304 billion and $11.167 billion, respectively. Actual expenditures and appropriations for state funds for fiscal years 1995 and 1996 were $10.03 billion and $10.68 billion, respectively. Total surplus for fiscal years 1995 and 1996 was $104.3 million and $91.45 million, respectively. The Revenue Shortfall Reserve Fund (3% of revenues) for fiscal years 1995 and 1996 was $288.8 million and $313.4 million, respectively, marking the third consecutive year of buildup in that reserve.

The first four months of fiscal year 1997 have produced revenue of $3.3057 billion. Estimated total revenue for fiscal years 1997 and 1998 is $11.324 billion and $11.777 billion, respectively. Budgeted expenditures and appropriations for fiscal year 1997 are $11.341 billion. The first and second highest expenditures out of the state's operating budget for fiscal year 1997 are education, at 54.2%, and human resources, at 24%, respectively. Total surplus for fiscal year 1997 is estimated at $476.3 million.

Appropriations totaling $11.777 billion are recommended by the Governor for expenditure by state agencies during fiscal year 1998. The appropriations would be funded from the following four sources: $11.12 billion from taxes and fees, $510 million in lottery proceeds, $148.8 million from the Indigent Care Trust Fund, and $750,000 from anti-fraud levies.

Georgia's total assets at the end of fiscal years 1995 and 1996 were $9.336 billion and $10.722 billion, respectively. Total liabilities for fiscal year 1995 were $8.577 billion, and for fiscal year 1996 were $9.656 billion. Total fund equity for fiscal year 1995 was $759 million and for fiscal year 1996, $1.066 billion.

As of October 31, 1996, Georgia had authorized total aggregate general obligation debt of $7,995,920,000. In the amended fiscal year 1996 and 1997 appropriations, $495,450,000 in general obligation debt was authorized. For fiscal year 1998, Governor Miller recommended $508,800,000 in bonds, the proceeds of which are to be used for various planned capital projects of the State, its department and agencies. Total direct obligations issued for fiscal years ended June 30, 1975 through June 30, 1997 is $8,189,495,000. Georgia has no direct obligations authorized but unissued during that period.

Georgia's total outstanding debt as of October 31, 1996 is $4,727,630,000. Georgia's aggregate fiscal year debt service on all outstanding bonds as of October 31, 1996 is approximately $7.15 billion.

Bond Ratings. Currently, Moody's Investors Service, Inc. rates Georgia general obligation bonds Aaa and Standard & Poor's rates such bonds AA+, and Fitch rates such bonds as AAA.

Legal Proceedings. Georgia is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues.

Three suits have been filed against the State of Georgia seeking refunds of liquor taxes under O.C.G.A. Section 48-2-35, in light of Bacchus Imports, Ltd.
v. Dias, 468 U.S. 263 (1984) under Georgia's pre-Bacchus statute. In the Beam case, 501 U.S. 529 (decided June 20, 1991) the Supreme Court indicated that Bacchus was retroactive, but only within the bounds of State statutes of limitations and procedural bars, and left State courts to determine any remedy in light of reliance interests, equitable considerations, and other defenses. Georgia's statute of limitations in O.C.G.A. Section 48-2-35 has run on all pre-Bacchus claims for refund except five pending claims seeking $31.7 million dollars in tax plus interest. On remand, the Fulton County Superior Court has ruled that procedural bars and other defenses bar any recovery by taxpayers on Beam's claims for refund. The Georgia Supreme Court has affirmed, and Beam's petition to the United States Supreme Court for a rehearing was denied on February 21, 1995. Thus the Beam case is now concluded. The state has filed for a Motion for Summary Judgement, based upon Beam, in the remaining two suits for refund, i.e., Joseph E. Seagram & Sons, Inc. v. State and Heublein, Inc. v. State in DeKalb County Superior Court.

Age International, Inc. v. State (two cases) and Age International, Inc. v. Miller. Three suits (two for refund and one for declaratory and injunctive relief) have been filed against the State of Georgia by out-of-state producers of alcoholic beverages. The first suit for refund seeks $96 million in refunds of alcohol taxes imposed under Georgia's post-Bacchus (see previous note) statute, O.C.G.A. 3-4-60. These claims constitute 99% of all such taxes paid during the three years preceding these claims. In addition, the claimants have filed a second suit for refund for an additional $23 million for later time periods. These two cases encompass all known or anticipated claims for refund of such type within the apparently applicable statutes of limitations. The two Age refund cases are still pending in the trial court. The Age declaratory/injunctive relief case was dismissed by the federal District Court. That dismissal was affirmed by the Eleventh Circuit Court of Appeals, and plaintiffs petition for rehearing was denied August 24, 1995.

In Board of Public Education for Savannah/Chatham County v. State of Georgia, the local school board claimed that the State should finance the major portion of the costs of its desegregation program. The Savannah Board originally requested restitution in the amount of $30 million, but the Federal District Court set forth a formula which would require a State payment in the amount of approximately $8.9 million computed through June 30, 1994. Subsequently the parties agreed to a settlement. In March 1995, the State paid $8.925 million to the plaintiffs, in partial satisfaction of the settlement agreement. A similar complaint has been filed by DeKalb County and there are approximately five other school districts which potentially might attempt to file similar claims. In the DeKalb County case alone, the plaintiffs appear to be seeking approximately $67.5 million of restitution, however the State's motion to reconsider was granted, reducing the required State payment of approximately $28 million. The DeKalb case has been appealed and is awaiting final argument and decision in the Eleventh Circuit Court of Appeals.

In Edgar Muellar v. Collins, plaintiff filed suit in Superior Court of Fulton County, Georgia. Plaintiff challenges the constitutionality of Georgia's transfer fee provided by O.C.G.A 40-3-21.1 (often referred to as "impact fee" ) by asserting that the fee violates the Commerce, Due Process, Equal Protection, and Privileges and Immunities Clause of the United States Constitution. Plaintiff seeks to prohibit the State from further collections and to require the State to return to her and those similarly situated all fees previously collected. A similar lawsuit previously filed in the Superior Court of Chatham County, Georgia, Johnsen v. Collins, has been voluntarily dismissed and will likely be joined with the action currently pending in Fulton County. From May of 1992 to June 7, 1995, the State collected $24,168,202.72 under the transfer fee provision. All amounts collected after June 7, 1995, are being paid into an escrow account. As of July 25, 1995, the escrow account contains $46,070.00. The State continues to collect approximately $500,000 to $600,000 per month.

In Buskirk and Estill v. State of Georgia, et al., plaintiffs in this case filed a civil action in the Superior Court of Fulton County, Georgia, (No. E-31547) on behalf of all "classified employees of the State of Georgia or its agencies and departments during all or part of fiscal years 1992 through 1995 who were eligible to receive within grade pay increases." Presently pending before the court is the plaintiffs' motion for class certification, which is not opposed by the State. Discovery as to liability issues has been added, the parties will likely file cross motions for summary judgement on liability issues. If the plaintiffs prevail, the parties will conduct separate discovery on the issue of damages. The State believes that is has good and adequate defenses to the claims made, but should the plaintiffs prevail in every aspect of their claims, the liability of the State in this matter could be as much as $295,000,000, based on best estimates currently available.

The foregoing information does not purport to be a complete or exhaustive description of all conditions to which the issuers of Bonds in the Georgia Insured Trust are subject. Many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. Since Georgia Bonds in the Georgia Insured Trust (other than general obligation bonds issued by the State) are payable from revenue derived from a specific source or authority, the impact of a pronounced decline in the national economy or difficulties in significant industries within the State could result in a decrease in the amount of revenues realized from such source or by such authority and thus adversely affect the ability of the respective issuers of the Georgia Bonds in the Georgia Insured Trust to pay the debt service requirements on the Georgia Bonds. Similarly, such adverse economic developments could result in a decrease in tax revenues realized by the State and thus could adversely affect the ability of the State to pay the debt service requirements of any Georgia general obligation bonds in the Georgia Insured Trust.

At the time of the closing for each Georgia Trust, Special Counsel to the Fund for Georgia tax matters rendered an opinion under then existing Georgia income tax law applicable to taxpayers whose income is subject to Georgia income taxation substantially to the effect that:

For Georgia income tax purposes, the Georgia IM-IT Trust is not an association taxable as a corporation, and the income of the Georgia IM-IT Trust will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia IM-IT Trust, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia IM-IT Trust and received by the Unitholders.

If the Trustee disposes of a Georgia Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Georgia Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia IM-IT Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Georgia Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

Amounts paid under an insurance policy or policies issued to the Georgia IM-IT Trust, if any, with respect to the Georgia Bonds in the Georgia IM-IT Trust which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

Neither the Georgia Bonds nor the Units will be subject to Georgia sales or use tax.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Hawaii Trusts

The following discussion regarding constitutional limitations and the economy of the State of Hawaii is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Hawaii.

Hawaii was admitted to the Union on August 21,1959 as the 50th state and is currently the 41st most populous state. Hawaii's population was 1,115,274 in 1990, as reported by the Census. According to the Census, about 75% of this population lives on Oahu, the site of the State's capital. Hawaii's population contains great ethnic diversity, consisting of immigrants from the Far East and Europe, as well as the mainland U.S.

The Hawaiian economy is based primarily on tourism with most employment located in the service and retail trade sectors and with tourists paying a large portion of the General Excise Tax and the Transient Accommodation Tax. The General Excise and Use Tax made up 53.7% of net receipts without adjustments for 1992 and the Transient Accommodations Tax were the fourth largest individual tax of net receipts in 1992. Approximately 6.5 million tourists came to the State in 1992, spending an estimated $9.6 billion while in the State. This number of tourists decreased 5.2% from 1991, mostly due to the U.S. recession as westbound visitors (80% from U.S.) fell from 4.7 million in 1990, to 4.6 million in 1991, to 4.0 million in 1992. Eastbound visitors, however, increased from 2.2 million in 1990, to 2.3 million in 1991, to 3.5 million in 1992. Total visitors to the State for the first half of 1993 fell by 6.5% from those of 1992.

The unemployment rate in the state of Hawaii was 4.8% as of June 1993, significantly below the national rate of 6.8%.

The State's per capita personal income was $24,590 in 1995, higher than the 1995 U.S. figure of $23,208. The per capita personal income in the State increased 2.4% in 1995, much lower than the 5.3% rate for the nation; yet, Hawaii's per capita personal income is 6% higher than the U.S. and Hawaii ranked ninth in the nation in 1995. Hawaii's total personal income in 1995 was $29,184 million, up 3.1% from $28,304 for 1994.

The General Fund revenues in 1992 grew at an actual annual growth rate of 1.5%. In 1993, the Council on Revenues estimates, as of April 1993, that the General Fund revenues will increase by 3.2%. Any time the General Fund balance at the close of each two successive fiscal years exceeds 5% of General Fund Revenues for the two fiscal years, the Iegislature in the next regular session will provide a credit to state taxpayers credit has been issued from 1981 to 1992, inclusive. As of May 1993, the Department of Budget and Finance projects the General Fund balance at fiscal year-end to be $314.8 million.

Inflation adjusted single family home construction fell 9.0% in 1992, but is expected to be offset by increases in alterations and additions. Employment in the construction industry has declined, but is expected to return to 1991 peak levels due to repair work from Hurricane Iniki. The hurricane hit island Kuaui in September 1992 causing an estimated $1.7 billion worth of property, agricultural, and commercial damage as estimated by the Department of Business, Economic Development, and Tourism. The State has not experienced any materially adverse economic or financial impact so far, as the federal government has provided additional funding to the state in the form of public assistance, loans, and grants with minimum state matching requirements from the General Fund.

Currently, Moody's Investors Service rates Hawaii general obligation bonds "Aa" and Standard & Poor's Corporation rates Hawaii general obligation bonds "AA." Although these ratings indicate that the state of Hawaii is in relatively good economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic conditions. Also, it should be noted that the creditworthiness of obligations issued by local Hawaii issuers may be unrelated to the creditworthiness of obligations issued by the state of Hawaii, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Hawaii Quality Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Hawaii Quality Trust to pay interest on or principal on the Bonds.

We understand that the Hawaii Trust will only have income consisting of (1) interest from bonds issued by the State of Hawaii and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and bonds issued by possessions of the United States which would be exempt from federal and Hawaii income taxation when paid directly to an individual, trust or estate (the "Bonds" ), (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Hawaii that is applicable to individuals, trusts and estates (the "Hawaii Income Tax" ). It should be noted that interest on the Bonds is subject to tax in the case of certain banks and financial institutions subject to Hawaii's franchise tax and corporations subject to Hawaii's corporate alternative minimum tax. The opinion set forth below does not address the taxation of persons other than full time residents of Hawaii.

In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Hawaii income tax law as of the date of this prospectus and based upon the assumptions above:

The Hawaii Trust is not an association taxable as a corporation and each Unitholder of the Hawaii Trust will be treated as the owner of a pro rata portion of the Hawaii Trust, and the income of such portion of the Hawaii Trust will therefore be treated as the income of the Unitholder for Hawaii Income Tax purposes;

Income on the Bonds which is exempt from the Hawaii Income Tax when received by a Unitholder of the Hawaii Trust and which would be exempt from the Hawaii Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Hawaii Trust and distributed to such Unitholder;

To the extent that interest on the Bonds, if any, is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of " alternative minimum taxable income" for purposes of Hawaii's corporate alternative minimum tax on corporations;

Each Unitholder of the Hawaii Trust will recognize gain or loss for Hawaii Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Hawaii Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Hawaii Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Hawaii net income if, and to the same extent as, such interest would have been so excludible if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

To the extent that interest derived from the Hawaii Trust by a Unitholder with respect to any Possession Bonds is excludible from gross income for federal income tax purposes pursuant to 48 U.SC. Section 745, 48 U.S.C. Section 1423a and 48 U.S.C. Section 1403, such interest will also not be subject to the Hawaii Income Tax. It should be noted that interest relating to Possession Bonds is subject to tax in the case of certain banks and financial institutions subject to the Hawaii's franchise tax and corporations subject to Hawaii's corporate alternative minimum tax.

We have not examined any of the Bonds to be deposited and held in the Hawaii Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.

Louisiana Trusts

The following discussion regarding the financial condition of the state government may not be relevant to general obligation or revenue bonds issued by political subdivisions of and other issuers in the State of Louisiana (the "State" ). Such information, and the following discussion regarding the economy of the State, is based upon information about general economic conditions that may or may not affect issuers of the Louisiana obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents, but is not aware of any facts which would render such information inaccurate.

The current Standard & Poor's rating on the State's general obligation bonds is A-. The current Moody's rating on the State's general obligation bonds is Baa1. There can be no assurance that the economic conditions on which these ratings were based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

The Revenue Estimating Conference (the "Conference" ) was established by Act No. 814 of the 1987 Regular Session of the State Legislature. The Conference was established by the Legislature to provide an official estimate of anticipated State revenues upon which the executive budget shall be based, to provide for a more stable and accurate method of financial planning and budgeting and to facilitate the adoption of a balanced budget as is required by Article VII, Section 10(E) of the State Constitution. Act No. 814 provides that the Governor shall cause to be prepared an executive budget presenting a complete financial and programmatic plan for the ensuing fiscal year based only upon the official estimate of anticipated State revenues as determined by the Revenue Estimating Conference. Act No. 814 further provides that at no time shall appropriations or expenditures for any fiscal year exceed the official estimate of anticipated State revenues for that fiscal year. During the 1990 Regular Session of the Louisiana Legislature, a constitutional amendment was approved (Act No. 1096), granting constitutional status to the existence of the Revenue Estimating Conference without altering its structure, powers, duties and responsibilities which are currently provided by statute.

The General Fund expenditure authorization necessary to provide funds to continue all existing programs through Fiscal Year 1994-95 was approximately $4.569 billion, while the official revised revenue estimate adopted by the Revenue Estimating Conference at its June 22, 1994 meeting for Fiscal Year 1994-95 was $4.545 billion. This $24 million shortfall was recognized as supplementary appropriations which will not be funded unless the revenue estimate is revised upwards.

Under the provisions of Louisiana Revised Statute 39:75 the division of administration is required to submit budgetary status reports monthly to the Joint Legislative Committee on the Budget. The Committee on notification that a deficit shortfall is projected in turn shall immediately notify the governor of the projected deficit. The governor then has 30 days within which to take corrective actions to bring the budget into balance within the limitations of the 10% aggregate rule required in Louisiana Revised Statute 39:75(C)(1). If within thirty days the necessary adjustments are not made to eliminate the projected deficit, the governor must call a special session of the legislature for this purpose.

From 1994-96, Louisiana experienced significant industrial development; job opportunities continue to grow as Louisiana expands both domestic and foreign markets.

In fiscal year 1994-95, the state spent $219.3 million (of which $27.7 million came from the state's General Fund) for economic development. This accounted for 1.8% of total state spending and 0.6% of General Fund expenditures. Louisiana state government is expected to spend $318.4 million for economic development activities in several departments in fiscal year 1995-96; economic development will account for 2.7% of total expenditures and 0.6% of General Fund expenditures.

The 1996-97 budget was adopted without new taxes and without new fees. Taxes will be reduced by 1% on food and utilities beginning July 1, 1997 and $110 million will be returned to the taxpayers.

The State General Fund is the principal operating fund of the State, and was established administratively to provide for the distribution of funds appropriated by the State Legislature for the ordinary expenses of the State government. Revenue is provided from the direct deposit of federal grants and the transfer of State revenues from the Bond Security and Redemption Fund after general obligation debt requirements are met.

The Transportation Trust Fund was established pursuant to (i) Section 27 of
Article VII of the State Constitution and (ii) Act No. 16 of the First Extraordinary Session of the Louisiana Legislature for the year 1989 (collectively the "Act" ) for the purpose of funding construction and maintenance of state and federal roads and bridges, the statewide flood-control program, ports, airports, transit and state police traffic control projects and to fund the Parish Transportation Fund. The Transportation Trust Fund is funded by a levy of $0.20 per gallon on gasoline and motor fuels and on special fuels (diesel, propane, butane and compressed natural gas) used, sold or consumed in the state (the "Gasoline and Motor Fuels Taxes and Special Fuels Taxes" ). This levy was increased from $0.16 per gallon (the "Existing Taxes" ) to the current $0.20 per gallon pursuant to Act No. 16 of the First Extraordinary Session of the Louisiana Legislature for the year 1989, as amended. The additional tax of $0.04 per gallon (the "Act 16 Taxes" ) became effective January 1, 1990 and will expire on the earlier of January 1, 2005 or the date on which obligations secured by the Act No. 16 taxes are no longer outstanding. The Transportation Infrastructure Model for Economic Development Account (the "TIME
Account" ) was established in the Transportation Trust Fund. Moneys in the TIME account will be expended for certain projects identified in the Act aggregating $1.4 billion and to fund not exceeding $160 million of additional capital transportation projects. The State issued $263,902,639.95 of Gasoline and Fuels Tax Revenue Bonds, 1990 Series A, dated April 15, 1990 payable from the (i) Act No. 16 Taxes, (ii) any Act No. 16 Taxes and Existing Taxes deposited in the Transportation Trust Fund, and (iii) any additional taxes on gasoline and motor fuels and special fuels pledged for the payment of said Bonds.

The Louisiana Recovery District (the "Recovery District" ) was created pursuant to Act No. 15 of the first Extraordinary Session of the Legislature of Louisiana of 1988 to assist the State in the reduction and elimination of a deficit existing at that time and the delivery of essential services to its citizens and to assist parishes, cities and other units of local government experiencing cash flow difficulties. The Recovery District is a special taxing district the boundaries of which are coterminous with the State and is a body politic and corporate and a political subdivision of the State. The Recovery District issued $979,125,000 of Louisiana Recovery District Sales Tax Bonds, Series 1988, dated July 1, 1988, secured by (i) the revenues derived from the District's 1% statewide sales and use tax remaining after the costs of collection and (ii) all funds and accounts held under the Recovery District's General Bond Resolution and all investment earnings on such funds and accounts. As of June 30, 1990, the principal amount outstanding was $851,880,000. The Legislature also passed several constitutional amendments which were approved by the state electorate, resulting in comprehensive budgetary reforms mandating that: both proposed and adopted budgets be balanced in accordance with the official forecast of the Revenue Estimating Conference; any new tax proposal be tied to specific expenditures; all mineral revenues earned by the State in excess of $750 million be placed in the Revenue Stabilization Mineral Trust Fund, to be used as a "rainy day fund" ; and, the regular legislative session must end prior to the completion of the fiscal year in order to streamline budgetary reporting and planning. The Legislature also adopted a proposed constitutional amendment which was approved by the State electorate permitting the creation of a Louisiana lottery. The lottery is projected to generate approximately $111 million per year in net revenues for the State.

Only local governmental units levy ad valorem taxes at present. Under the 1921 State Constitution, a 5.75 mills ad valorem tax was being levied by the State until January 1, 1973 at which time a constitutional amendment to the 1921 Constitution abolished the ad valorem tax. Under the 1974 State Constitution, a State ad valorem tax of up to 5.75 mills was provided for but is not presently being levied. The property tax is underutilized at the parish level due to a constitutional homestead exemption from the property tax applicable to the first $75,000 of the full market value of single family residences. Homestead exemptions do not apply to ad valorem property taxes levied by municipalities, with the exception of the City of New Orleans. Since local governments are also prohibited from levying an individual income tax by the constitution, their reliance on State government is increased under the existing tax structure.

In 1993, Louisiana ranked 21st in the nation in population, at 4,290,400. In 1994, Louisiana's total personal income grew at a faster rate (7%) than the nation as a whole (5%). Louisiana's per capita personal income increased 4.9% from 1994 to 1995, from $17,615 to $18,981. The 1995 figure is 82% of the national figure ($23,208).

As of November 1995, over 1.8 million were employed in the non-agricultural sector in Louisiana. This was an increase of 41,200 from 1994. Approximately
1.4 million are employed in the service sector. Manufacturing accounted for 10.6% of non-agricultural employment in Louisiana in 1995. This was a slight decrease from the 10.9% rate in 1994. However, manufacturing jobs increased statewide by 3,300 positions (or 1.79%) from January 1995 to January 1996. This compares to an overall U.S. gain of just 0.01% during the same period. Petroleum processing, chemical manufacturing, food processing, and forest products (including paper, lumber and other wood products) are the leading industries in Louisiana.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Louisiana Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Louisiana Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Louisiana Trust Special Counsel to each Louisiana Trust for Louisiana tax matters, rendered an opinion under then existing Louisiana income tax law applicable to taxpayers whose income is subject to Louisiana income taxation substantially to the effect that:

The Louisiana Trust will be treated as a trust for Louisiana income tax purposes and not as an association taxable as a corporation.

The Louisiana income tax on resident individuals is imposed upon the "tax table income" of resident individuals. The calculation of the "tax table income" of a resident individual begins with federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Louisiana and its political subdivisions, public corporations created by them and constitutional authorities thereof authorized to issue obligations on their behalf. Accordingly, amounts representing interest excludable from gross income for federal income tax purposes received by the Louisiana Trust with respect to such obligations will not be taxed to the Louisiana Trust, or, except as provided below, to the resident individual Unitholder, for Louisiana income tax purposes. In addition to the foregoing, interest on the respective Securities may also be exempt from Louisiana income taxes pursuant to the statutes authorizing their issuance.

To the extent that gain from the sale, exchange or other disposition of obligations held by the Louisiana Trust (whether as a result of a sale or exchange of such obligations by the Louisiana Trust or as a result of a sale or exchange of a Unit by a Unitholder) is includable in the federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Unitholder's Louisiana taxable income; and

Gain or loss on the Unit or as to underlying bonds for Louisiana income tax purposes would be determined by taking into account the basis adjustments for federal income tax purposes described in this Prospectus.

As no opinion is expressed regarding the Louisiana tax consequences of Unitholders other than individuals who are Louisiana residents, tax counsel should be consulted by other prospective Unitholders. The Internal Revenue Code of 1986, as amended (the "1986 Code" ), contains provisions relating to investing in tax-exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax-exempt interest and corporate book income which may include tax-exempt interest, as tax preference items, provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Louisiana tax liability of the Unitholders.

In rendering the opinions expressed above, counsel has relied upon the opinion of Chapman and Cutler that the Louisiana Trust is not an association taxable as a corporation for Federal income tax purposes, that each Unitholder of the Louisiana Trust will be treated as the owner of a pro rata portion of such Louisiana Trust under the 1986 Code and that the income of the Louisiana Trust will be treated as income of the Unitholders under the 1986 Code.

Tax counsel should be consulted as to the other Louisiana tax consequences not specifically considered herein, and as to the Louisiana tax status of taxpayers other than Louisiana resident individuals who are Unitholders in the Louisiana Trust. In addition, no opinion is being rendered as to Louisiana tax consequences resulting from any proposed or future federal or state tax legislation.

Massachusetts Trusts

As described above, the Massachusetts IM-IT Trust will invest substantially all of its net assets in obligations issued by or on behalf of the Commonwealth of Massachusetts, political subdivisions thereof, or agencies or instrumentalities of the Commonwealth or its political subdivisions (the " Bonds" ). The Massachusetts IM-IT Trust is therefore susceptible to general or particular political, economic, or regulatory factors that may affect issuers of such Massachusetts Investments. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information may not be applicable to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of the Commonwealth and certain of its agencies or instrumentalities in connection with the issuance of securities, and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

The Massachusetts Economy. Massachusetts experienced continued economic growth in 1996, albeit at a slower rate than in 1995. Economic growth at the national level has been mirrored in Massachusetts, where since the low point of the recession in 1991, over 250,000 jobs have been created in Massachusetts. The unemployment rate has fallen in Massachusetts through each of the last five years, from 9.5% in March 1991, one of the highest in the nation, to 3.9% in November 1996, one of the lowest of any large industrial state. The national unemployment rate in November 1996 was 5.4%. Over three million people are working in the Commonwealth.

Improvements in the employment picture are reflected in increased personal incomes for Massachusetts residents. During fiscal years 1995 and 1996, personal income grew at an annual rate of 5.0%. Employment in the Commonwealth is expected to increase at a rate between 1.1% and 1.6% for fiscal years 1997 and 1998, and personal income is expected to grow at a rate from 4.4% to 5.6% over the same period.

In recent years, per capita personal income growth in Massachusetts has been among the highest in the nation. From 1994 to 1995, nominal per capita income in Massachusetts increased 6.4% as compared to 5.3% for the nation as a whole. Massachusetts per capita personal income in 1995 was 21% higher than the national average, and Massachusetts ranked third in the nation.

The Commonwealth, while the third most densely populated state according to the 1990 census, has experienced only a modest increase in population from 1980 to 1990 at a rate equal to less than one-half the rate of increase in the United States population as a whole.

Massachusetts possesses a diversified economic base which includes traditional manufacturing, high technology and service industries, served by an extensive transportation system and related facilities. The Massachusetts service sector, at approximately 34.3% of the state work force, is the largest sector in the Massachusetts economy. In recent years, the construction, manufacturing and trade sectors have experienced the greatest decreases in employment in Massachusetts, with more modest declines taking place in the government, finance, insurance and real estate, and service sectors. From 1990 to November of 1994, manufacturing employment in Massachusetts declined by some 15.5%. At the same time, there has occurred a reversal of the dramatic growth which occurred during the 1980's in the finance, insurance and real estate sector and in the construction sector of the Massachusetts economy.

Over the next decade, Massachusetts has a very full public construction agenda which is expected not only to improve mobility, but to provide a substantial number of construction and related employment opportunities, including the major Central Artery/Tunnel project involving the construction of a third tunnel under Boston Harbor linking the MassPike and downtown Boston with Logan International Airport, and the depression into tunnels of the Central Artery that traverses the City of Boston. Federal funds are expected to cover approximately 90% of the cost of this project. The Central Artery/Tunnel project is expected to employ approximately 5,000 on-site workers and 10,000 auxiliary workers during the peak years of construction in the mid-1990's.

State Finances. The financial condition of the Commonwealth of Massachusetts continues to reflect the fiscal recovery that began six years ago. Instead of the debt and the deficit spending characteristic of the late 1980's, the Commonwealth, according to its December 1996 audited financial statements, ended fiscal year 1996 with a balance of $1.172 billion in its budgeted funds. This marks the sixth consecutive year in which revenues exceeded expenditures. By the end of fiscal year 1996, the GAAP balance in the budgeted funds was $709.2 million, a marked change from the fiscal year 1990 GAAP deficit balance of $1.9 billion.

Due to these successive budget surpluses, the Commonwealth's Stabilization
(or "rainy day" ) Fund in fiscal year 1996 reached and then exceeded its statutory limit of $543.3 million for the first time, triggering a deposit of $232 million into the Tax Reduction Fund. As a result, the Legislature approved a one-time $150 million income tax cut for Tax Year 1996 and legislation has been filed to authorize an $84 million tax cut for Tax Year 1997. Economic recovery is also shown with the retirement in fiscal year 1998 of the last of the Fiscal Recovery Bonds, issued to finance the overspending of several years ago.

An expanding economy translates directly into a broader tax revenue base. Increased employment, incomes, housing starts, and business activity directly impact sales, personal income, corporate, deeds, and other tax collections. Compared to fiscal year 1995, fiscal year 1996 income tax collections grew 12.3%, and sales tax collections grew 5.2%. Overall, tax revenue available for the budget totaled almost $12 billion in fiscal year 1996, a 7.9% increase from fiscal year 1995.

The Massachusetts Department of Revenue estimates that the tax base in fiscal year 1997 will grow by 5.8% and total tax receipts will reach $12.31 billion. Total revenues in fiscal year 1997 are projected to total $17.393 billion. Using conservative assumptions for the total amount of authorizations that will remain unspent by the end of fiscal year 1997, spending is projected at $17.703 billion, leaving an ending all funds balance of $862.6 million. In fiscal year 1997, the Commonwealth's Stabilization Fund balance is expected to be $563 million.

Fiscal year 1998 total revenues are projected to be $17.998 billion. Tax revenues are projected to be $12.667 billion, which reflects a reduction of $82 million for tax cuts proposed in the fiscal year 1998 budget recommendation and a reduction of $84 million from the Tax Reduction Fund income tax cut. This represents an increase of 2.9% over fiscal year 1997 projected tax revenues (which includes the impact of any tax law changes). Overall, the Department of Revenue projects a slowing growth rate of the tax revenue base from 6.5% in fiscal year 1996 to 5.8% in fiscal year 1997 and 4.6% in fiscal year 1998. Non-tax revenues are projected to be $5.331 billion, a 3.5% increase over fiscal year 1997. After projected total expenditures of $18.15 billion in fiscal year 1998, the ending all funds balance is expected to be $710.6 million.

Important proposals for the 1998 fiscal year include repealing the 5% telecommunications sales tax over a five year period, reducing the existing 12% tax on "unearned" income to 5.95% over five years, eliminating the net investment income tax on domestic life insurance companies, and setting the investment tax credit rate permanently at 3%.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Massachusetts IM-IT Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions located in the Commonwealth. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Massachusetts IM-IT Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Massachusetts Trust Special Counsel to each Massachusetts Trust for Massachusetts tax matters, rendered an opinion under then existing Massachusetts income tax law applicable to taxpayers whose income is subject to Massachusetts income taxation substantially to the effect that:

For Massachusetts income tax purposes, the Massachusetts IM-IT Trust will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws and not as a grantor trust under Section 10(e) of Chapter 62 of the Massachusetts General Laws.

The Massachusetts IM-IT Trust will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of Massachusetts General Laws will not be required to include their respective shares of the earnings of or distributions from the Massachusetts IM-IT Trust in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest for federal income tax purposes received by the Massachusetts IM-IT Trust on obligations issued by Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities, or issued by United States territories or possessions.

Any proceeds of insurance obtained by the Trustee of the Trust or by the issuer of a Bond held by the Massachusetts IM-IT Trust which are paid to Massachusetts Unitholders and which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Massachusetts gross income of a Massachusetts Unitholder if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted Bond.

The Massachusetts IM-IT Trust's capital gains and/or capital losses realized upon disposition of Bonds held by it will be includable pro rata in the federal gross income of Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws, and such gains and/or losses will be included as capital gains and/or losses in the Massachusetts Unitholders' Massachusetts gross income, except where capital gain is specifically exempted from income taxation under acts authorizing issuance of said Bonds

Gains or losses realized upon sale or redemption of Units by Massachusetts Unitholders who are subject to Massachusetts income taxation under Chapter 62 of the Massachusetts General Laws will be includable in their Massachusetts gross income.

In determining such gain or loss Massachusetts Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Bonds delivered to the Trustee after the Unitholders pay for their Units and for amortization of premiums, if any, on obligations held by the Massachusetts IM-IT Trust.

The Units of the Massachusetts IM-IT Trust are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased Massachusetts Unitholder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

Michigan Trusts

Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to 17.9 percent in 1990, durable goods manufacturing still represents a sizable portion of the State's economy. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units.

Since 1990, total employment in Michigan has climbed by over 500,000. Since 1991, Michigan has had the fastest per capita personal income growth rate in the nation, growing at 25.2% while the national average rose 18.2%. In 1995, per person income in Michigan was $23,915, an increase of 5.9% over the previous year.

Job growth and higher personal income have caused renewed population growth in Michigan. In 1996, for the second consecutive year, more people moved into Michigan than left. Michigan has not experienced back-to-back years of in-migration in over 25 years.

The Michigan economy continued to grow steadily in 1996, with wage and salary employment estimated to have increased by 1.6%. The preliminary average unemployment rate is 4.7%, the lowest since 1969, and was below the national average for the third year in a row. The national unemployment rate for 1996 is 5.4%. Personal income in Michigan grew an estimated 4.2% in 1996, down from the strong 6.5% growth reported for 1995.

In 1997, Michigan employment is expected to grow by a moderate 63,000 jobs or 1.5%, causing personal income to increase by 5.0%. The inflation rate, as measured by the Detroit Consumer Price Index (CPI), will decrease to 2.4% and inflation-adjusted purchasing power will grow 2.5%.

In 1998, employment is forecast to increase by 62,000 jobs or 1.4%. In addition, 1998 is expected to be the fifth straight year where Michigan's unemployment rate is below the national average. This follows 28 years of Michigan having a higher jobless rate than the nation. Income growth is forecast at 4.9%. The Detroit CPI is forecast to increase by 2.3% with inflation-adjusted purchasing power to increase by 2.5%.

In July 1995, Moody's Investors Service, Inc. raised the State's general obligation bond rating to "Aa" . In October 1989, Standard & Poor's raised its rating on the State's general obligation bonds to "AA" .

The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe.

In addition, the State is a party to various legal proceedings, some of which could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances.

In recent years, the State has reported its financial results in accordance with generally accepted accounting principles. For the fiscal years ended September 30, 1990 and 1991, the State reported negative year-end balances in the General Fund/School Aid Fund of $310.4 million and $169.4 million, respectively. The State ended each of the 1992, 1993 and 1994 fiscal years with its General Fund/School Aid Fund in balance, after having made substantial transfers to the Budget Stabilization Fund in 1993 and 1994.

Actual General Fund-General Purpose (GF-GP) revenue for 1994-95 was $7,903.1 million. The total for the School Aid Fund (SAF) revenue was $7,073.7 million, giving a combined total GF-GP and SAF revenue of $14,976.8 million.

Preliminary fiscal year 1996 revenues indicate that GF-GP baseline revenue increased 4.8% to $8,403.0 million. SAF revenue grew 5.4% to $7,377.6 million. The combined total GF-GP and SAF revenue grew 5.1% to $15,780.7 million.

For fiscal year 1997, GF-GP baseline revenues are projected at $8,334.9 million, an increase of 5.1% and SAF revenues are projected at $8,244.4 million, an increase of 4.0%. Fiscal year 1997 growth rates for both GF-GP and SAF have been adjusted to reflect the additional 8.6% earmarking of income tax revenue to the SAF. The combined total GF-GP and SAF revenues are projected at $16,579.3 million, an increase of 4.5%.

For fiscal year 1998, GF-GP baseline revenues are projected at $8,734.9 million, an increase of 4.8%, and SAF revenues are projected at $8,592.3 million, an increase of 4.2%. The combined total GF-GP and SAF revenues are projected at $17,327.2 million, an increase of 4.5%.

The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers.

On March 15, 1994, Michigan voters approved a school finance reform amendment to the State's Constitution which, among other things, increased the State sales tax rate from 4% to 6% and placed a cap on property assessment increases for all property taxes. Concurrent legislation cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and altered local school funding sources to a combination of property taxes and state revenues, some of which is provided from other new or increased State taxes. The legislation also contained other provisions that alter (and, in some cases, may reduce) the revenues of local units of government, and tax increment bonds could be particularly affected. As of January 1997, reforms that have occurred under the amendment have been effective, yet the ultimate impact of the constitutional amendment and related legislation cannot be accurately predicted, and investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

In addition, the State Legislature recently adopted a package of state tax cuts, including a phase out of the intangibles tax, an increase in exemption amounts for personal income tax, and reductions in single business tax. Since 1991, 21 tax cuts have been enacted in Michigan. In 1998, Michigan taxpayers will have an additional $2 billion available. The cumulative impact of these 21 tax cuts will have resulted in savings of $8.6 billion to taxpayers by the end of 1998.

Before reflecting enacted tax cuts and other adjustments, the consensus revenue estimate was for a 4.8% growth in baseline general fund revenue for fiscal year 1998, or $400.0 million. The continued phase-in of enacted tax cuts and other adjustments reduced the estimated growth of actual general fund revenue receipts to 2.9% or $243.0 million.

Although all or most of the Bonds in the Michigan IM-IT Trust are revenue obligations or general obligations of local governments or authorities rather than general obligations of the State of Michigan itself, there can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level provided under formulas by $10.9 million in the 1991 fiscal year, $34.4 million in the 1992 fiscal year, $45.5 million in the 1993 fiscal year, $54.5 million in the 1994 fiscal year, and $67.0 million in the 1995 fiscal year.

The Michigan IM-IT Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

At the time of the closing for each Michigan Trust, Special Counsel to each Michigan Trust for Michigan tax matters rendered an opinion under then existing Michigan income tax law applicable to taxpayers whose income is subject to Michigan income taxation substantially to the effect that:

The Michigan IM-IT Trust and the owners of Units will be treated for purposes of the Michigan income tax laws and the Single Business Tax in substantially the same manner as they are for purposes of the Federal income tax laws, as currently enacted. Accordingly, we have relied upon the opinion of Messrs. Chapman and Cutler as to the applicability of Federal income tax under the Internal Revenue Code of 1986 to the Michigan IM-IT Trust and the Holders of Units.

Under the income tax laws of the State of Michigan, the Michigan IM-IT Trust is not an association taxable as a corporation; the income of the Michigan IM-IT Trust will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan IM-IT Trust. Interest on the underlying Bonds which is exempt from tax under these laws when received by Michigan IM-IT Trust will retain its status as tax exempt interest to the Unitholders.

For purposes of the foregoing Michigan tax laws, each Unitholder will be considered to have received his pro rata share of Bond interest when it is received by the Michigan IM-IT Trust, and each Unitholder will have a taxable event when the Michigan IM-IT Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells his Certificate to the extent the transaction constitutes a taxable event for Federal income tax purposes. The tax cost of each unit to a Unitholder will be established and allocated for purposes of these Michigan tax laws in the same manner as such cost is established and allocated for Federal income tax purposes.

Under the Michigan Intangibles Tax, the Michigan IM-IT Trust is not taxable and the pro rata ownership of the underlying Bonds, as well as the interest thereon, will be exempt to the Unitholders to the extent the Michigan IM-IT Trust consists of obligations of the State of Michigan or its political subdivisions or municipalities, or of obligations of possessions of the United States. The Intangibles Tax is being phased out, with reductions of twenty-five percent (25%) in 1994 and 1995, fifty percent (50%) in 1996, and seventy-five percent (75%) in 1997, with total repeal effective January 1, 1998.

The Michigan Single Business Tax replaced the tax on corporate and financial institution income under the Michigan Income Tax, and the Intangible Tax with respect to those intangibles of persons subject to the Single Business Tax the income from which would be considered in computing the Single Business Tax. Persons are subject to the Single Business Tax only if they are engaged in "business activity" , as defined in the Act. Under the Single Business
Tax, both interest received by the Michigan IM-IT Trust on the underlying Bonds and any amount distributed from the Michigan IM-IT Trust to a Unitholder, if not included in determining taxable income for Federal income tax purposes, is also not included in the adjusted tax base upon which the Single Business Tax is computed, of either the Michigan IM-IT Trust or the Unitholders. If the Michigan IM-IT Trust or the Unitholders have a taxable event for Federal income tax purposes when the Michigan IM-IT Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or the Unitholder redeems or sells his Certificate, an amount equal to any gain realized from such taxable event which was included in the computation of taxable income for Federal income tax purposes (plus an amount equal to any capital gain of an individual realized in connection with such event but excluded in computing that individual's Federal taxable income) will be included in the tax base against which, after allocation, apportionment and other adjustments, the Single Business Tax is computed. The tax base will be reduced by an amount equal to any capital loss realized from such a taxable event, whether or not the capital loss was deducted in computing Federal taxable income in the year the loss occurred. Unitholders should consult their tax advisor as to their status under Michigan law.

Any proceeds paid under an insurance policy issued to the Trustee of the Trust, or paid under individual policies obtained by issuers of Bonds, which, when received by the Unitholders, represent maturing interest on defaulted obligations held by the Trustee, will be excludable from the Michigan income tax laws and the Single Business Tax if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. While treatment under the Michigan Intangibles Tax is not premised upon the characterization of such proceeds under the Internal Revenue Code, the Michigan Department of Treasury should adopt the same approach as under the Michigan income tax laws and the Single Business Tax.

As the Tax Reform Act of 1986 eliminates the capital gain deduction for tax years beginning after December 31, 1986, the federal adjusted gross income, the computation base for the Michigan Income Tax, of a Unitholder will be increased accordingly to the extent such capital gains are realized when the Michigan IM-IT Trust disposes of a Bond or when the Unitholder redeems or sells a Unit, to the extent such transaction constitutes a taxable event for Federal income tax purposes.

Minnesota Trusts

In the early 1980's the State of Minnesota experienced financial difficulties due to a downturn in the State's economy resulting from the national recession. In recent years, Minnesota has ranked as one of the top five states in production for dairy products, soy beans, hogs, corn, turkeys, sugar beets, barley, hay, sweet corn, oats, green peas, and sunflowers. In 1994, Minnesota ranked first in the nation in cash receipts for sugar beets. Total cash receipts in 1994 were $6.522 billion, with dairy products and soy beans contributing 18.3% and 15.6%, respectively.

Between 1985 and 1994, more than 435,000 jobs were added in Minnesota, resulting in employment growth of 24.1% compared to the national average of 16.9%. The four fastest growing industries in Minnesota were: services; manufacturing; finance, insurance and real estate (FIRE); and transportation, communications and public utilities (TCPU).

Employment growth in Minnesota continues to outpace the U.S. economy in fiscal year 1996. Payroll employment grew by 2.3%, significantly above the U.S. growth of 2.0%. Between November 1995 and November 1996, Minnesota added 54,800 jobs, growing at a rate of 2.3% for total nonfarm wage and salary employment. This brings the total number of nonfarm jobs in the state to 2,470,800. In the last year, the services division accounted for almost 38% of the growth and trade made up another 25%. From November 1995 to November 1996, the services sector grew 3.2%, or 20,700 jobs, the largest percentage increase of any industry division in the state. Manufacturing added 2,700 jobs, a .6% increase. FIRE gained 2,900 jobs for a growth rate of 2.1%. TCPU increased by 2.7%, or 3,200 jobs.

The annual unemployment rate in Minnesota has been below the U.S. and Midwest rates every year since 1985. In 1995 and 1996, the Minnesota unemployment rate was 3.7% and 3.6%, respectively, compared to rates of 5.6% and 5.4%, respectively, for the nation.

In 1995, per capita personal income in Minnesota was $23,271, exceeding the national average by 3%. In 1996, Minnesota's per capita personal income rose to $24,498, an increase of 5.3% from 1995. The U.S. increase for 1996 is predicted at 4.7%.

Total personal income in the state, however, grew more slowly than in the rest of the nation. Total wage and salary disbursements in the state, which account for about two-thirds of personal income, grew at a 4.9% rate in fiscal year 1996, noticeably slower than the U.S. wide growth rate of 6.2%. Much of this difference is attributed to increases in the number of hours worked by part time employees. During the past year, economic conditions in Minnesota have been such that part time workers are already working all of the hours they desire.

The Minnesota economy is expected to track the national economy during fiscal year 1997. Growth rates for personal income in Minnesota and nationally are projected to be identical. Job growth in Minnesota is forecast to be only slightly stronger than that for the entire U.S., while total wage and salary disbursements are expected to lag slightly, reflecting the belief that part time workers elsewhere in the nation will continue to add hours at a faster rate than those in Minnesota. The 1996 farm bill will add to farm income in the state in both 1996 and 1997.

Minnesota's fiscal period is a biennium. General Fund revenues and transfers-in totaled $9.619 billion for fiscal year 1996, up 9% from those for fiscal year 1995. Actual total resources were $10.421 billion. General Fund expenditures and transfers-out for the year totaled $9.638 billion, an increase of 11.7% from the previous year. Of this amount, $6.749 billion (70%) is in the form of grants and subsidies to local governments, individuals and non-profit organizations.

Total net revenue for the General Fund for the fiscal year ending June 30, 1996 was $9.617 billion. Of this amount, approximately 43% or $4.135 billion was from individual income taxes, 30.1% or $2.897 billion was from sales tax, and 7.3% or $702 million was from corporate income tax. Total General Fund expenditures for fiscal year 1996 were $8.554 billion.

The budgetary fund balance for the General Fund at the end of fiscal year 1996 was $1.357 billion, and the undesignated fund balance was $506 million, a $47.9 million increase from fiscal year 1995. A budgetary reserve of $570 million was provided for in fiscal year 1996, compared to $500 million in 1995.

Total net revenue for the Special Revenue Fund for the fiscal year ending June 30, 1996 was $1.553 billion. Total expenditures for this fund were $1.026 billion. The budgetary fund balance for the Special Revenue Fund at the end of fiscal year 1996 was $379.2 million, with the undesignated fund balance at $298.7 million.

Estimated General Fund revenues for the 1996-97 fiscal year are $19,089 million. Total resources are forecast at $20.110 billion. General Fund expenditures and transfers for fiscal year 1996-97 are predicted at $18,811 million, leaving an estimated budgetary balance of $502 million.

Total expenditures for the 1996-97 biennium are predicted at $29,801 million. Of this amount, $18,080 million is from the general fund, $10,127 are from the special revenue funds, and $563 million is from the Debt Service Fund.

National economic growth for the remainder of the decade is predicted to generate a corresponding growth in state revenues without increasing tax rates. Minnesota's revenues are expected to grow by $1.4 billion, 7.4% in the 1998-99 biennium, and 8.1% in the following biennium. Since the state forecast is based on a strong 2.4% annual growth rate, a return to a more moderate rate of growth, similar to the 2.0% growth rate in 1995, would materially reduce forecast revenues.

Spending for fiscal years 1998 and 1999 is estimated at 3.3% and 2.3%, respectively, both below Minnesota's projected personal income growth rates of 4.9% and 4.7% for the same periods.

The 1998-99 General Fund beginning balance is estimated at $1.299 billion. The Governor recommended General Fund revenues for the 1998-99 biennium of $19.99 billion, a 4.7% increase from the previous biennium. The Governor also recommended total expenditures and transfers for the 1998-99 biennium of $20.344 billion, an 8.2% increase from the 1996-97 biennium. The budgetary balance of $3 million at the end of the 1998-99 biennium is $499 million less than the previous biennium. The State's budget reserve for the 1998-99 biennium is doubled to $522 million (an increase from $261 million in fiscal year 1997) or 5% of fiscal year 1999 spending to protect against economic uncertainty.

The November 1996 forecast shows total resources for the 1998-99 biennium at $21.804 billion, total expenditures and transfers at $19.568 billion, and a budgetary balance of $1.439 billion.

The state issued $439.6 million of new general obligation bonds, and $170.6 million of general obligation bonds were redeemed during 1996, leaving an outstanding balance of $2.2 billion. General obligation bonds authorized but unissued as of June 30, 1996 were $1.101 billion.

Minnesota Statutes, Section 16A.641 provides for an annual appropriation for transfer to the Debt Service Fund. The amount of the appropriation is to be such that, when combined with the balance on hand in the Debt Service Fund on December 1 of each year for state bonds, it will be sufficient to pay all general obligation bond principal and interest due and to become due through July 1 in the second ensuing year. If the amount appropriated is insufficient when combined with the balance on hand in the Debt Service Fund, the state constitution requires the state auditor to levy a statewide property tax to cover the deficiency. No such property tax has been levied since 1969 when the law was enacted requiring the appropriation. In fiscal year 1996, total operating transfers to the Debt Service Fund were $277.522 million.

The Governor's budget recommends a General Fund appropriation of $545.6 million for fiscal year 1998-99 for debt service on bonds sold for existing authorizations, bonds authorized but unissued, and new bonds anticipated to be authorized in the 1998 legislative session. This amount represents 2.8% of total general fund spending. The Governor also proposed $16.6 million be appropriated to pay remaining state claims from the Cambridge Bank Litigation judgment, rather than issuing additional revenue bonds for this purpose.

In May 1996, Moody's Investor Services upgraded Minnesota's general obligation bond rating to Aaa. S&P's current rating is AA+, and Fitch's rates Minnesota bonds at AAA.

Litigation. In September 1995, in Minneapolis Branch of the NAACP v. State of Minnesota, plaintiffs filed suit claiming that the segregation of minority and poor students in the Minneapolis public schools has deprived the students of an adequate education in violations of the Minnesota Constitution. It is impossible at this point to estimate the State's exposure in this case especially since the plaintiffs have not articulated what relief they are seeking. While the complaint does not request monetary damages, it does request injunctive relief that could force the State to spend over $10 million for additional funding of various items for the Minneapolis schools, and increased busing expenses. District court proceedings continue.

In Minnesota Home Health Care Association v. Gomez, plaintiffs have sued the Department of Human Services ("DHS" ) for declaratory and injunctive relief claiming that DHS violated federal law by failing to determine payment rates for home health care service providers which are consistent with efficiency, economy, and quality of care, and which provide adequate patient access. The potential loss to the State is estimated at $20 million and may impact the Accounting General Fund. The State prevailed in District Court. The case is on appeal to the Eighth Circuit Court of Appeals.

In PepsiCo, et al. v. Commissioner of Revenue, twelve corporate taxpayers claim unconstitutional treatment under certain provisions of Minnesota tax law. The Department of Revenue has not determined the potential refund liability should the plaintiffs prevail; however, the aggregate refunds to all similarly-situated taxpayers could exceed $10 million.

In Rural American Bank - Ada f/k/a First Bank of Ada, et al. v. Commissioner of Revenue, filed in Ramsey County District Court, taxpayers claim they are entitled to refunds pursuant to the Court's decision in Cambridge State Bank, in which the Court struck down a provision of the franchise tax law which taxed interest income from federal obligations. The complaint and alternative writ of mandamus seek to require the Commissioner to pay refunds to 130 banks who were not parties to the Cambridge and Cambridge-related cases. The Commissioner denies any liability, but it is possible that the State could be ordered to pay in excess of $10 million dollars.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Minnesota Trusts are subject. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Minnesota Trusts to pay interest on or principal of the Bonds.

At the time of the closing for each Minnesota Trust, Special Counsel to each Minnesota Trust for Minnesota tax matters rendered an opinion under then existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

We understand that the Minnesota Trust will only have income consisting of (i) interest from bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities (the "Minnesota Bonds" ) and bonds issued by possessions of the United States (the "Possession Bonds" and, with the Minnesota Bonds, the "Bonds" ) which would be exempt from federal and Minnesota income taxation when paid directly to an individual, trust or estate, (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludible from gross income for federal income tax purposes and (iii) the interest thereon is exempt from income tax imposed by Minnesota that is applicable to individuals, trusts and estates (the "Minnesota Income Tax" ). It should be noted that interest on the Minnesota Bonds is subject to tax in the case of corporations subject to the Minnesota Corporate Franchise Tax or the Corporate Alternative Minimum Tax and is a factor in the computation of the Minimum Fee applicable to financial institutions; no opinion is expressed with respect to the treatment of interest on the Possession Bonds for purposes of such taxes. The opinion set forth below does not address the taxation of persons other than full time residents of Minnesota.

Although Minnesota state law provides that interest on Minnesota bonds is exempt from Minnesota state income taxation, the Minnesota state legislature has enacted a statement of intent that interest on Minnesota bonds should be subject to Minnesota state income taxation if it is judicially determined that the exemption discriminates against interstate commerce, effective for the
calendar year in which such a decision becomes final.   It cannot be predicted
whether a court would render such a decision or whether, as a result thereof, interest on Minnesota bonds and therefore distributions by the Minnesota Trust would become subject to Minnesota state income taxation.

In the opinion of Chapman and Cutler, Counsel to the Sponsor, under existing Minnesota income tax law as of the date of this prospectus and based upon the assumptions above:

(1)The Minnesota Trust is not an association taxable as a corporation and each Unitholder of the Minnesota Trust will be treated as the owner of a pro rata portion of the Minnesota Trust, and the income of such portion of the Minnesota Trust will therefore be treated as the income of the Unitholder for Minnesota Income Tax purposes;

(2)Income on the Bonds excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and which would be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax if received directly by a Unitholder will be excludable from Minnesota taxable income for purposes of the Minnesota Income Tax when received by the Minnesota Trust and distributed to such Unitholder;

(3)To the extent that interest on certain Bonds, if any, which is includible in the computation of "alternative minimum taxable income" for federal income tax purposes, such interest will also be includible in the computation of "alternative minimum taxable income" for purposes of the Minnesota Alternative Minimum Tax imposed on individuals, estates and trusts;

(4)Each Unitholder of the Minnesota Trust will recognize gain or loss for Minnesota Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the Minnesota Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes;

(5)Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain for Minnesota Income Tax purposes when their Units are sold or redeemed for an amount equal to or less than their original cost;

(6)Proceeds, if any, paid under individual insurance policies obtained by issuers of Bonds or the Trustee which represent maturing interest on defaulted obligations held by the Trustee will be excludible from Minnesota net income if, and to the same extent as, such interest would have been so excludible from Minnesota net income if paid in the normal course by the issuer of the defaulted obligation provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the bonds, rather than the insurer, will pay debt service on the bonds; and

(7)To the extent that interest derived from the Minnesota Trust by a Unitholder with respect to any Possession Bonds is excludible from gross income for federal income tax purposes, such interest will not be subject to the Minnesota Income Tax. As noted above, we have expressed no opinion as to the treatment of interest on the Possession Bonds for purposes of the Minnesota Corporate Franchise Tax or the Alternative Minimum Tax or whether it is a factor in the computation of the Minimum Fee applicable to financial institutions. Although a federal statute currently provides that bonds issued by the Government of Puerto Rico, or by its authority, are exempt from all state and local taxation, the Supreme Court of Minnesota has held that interest earned on bonds issued by the Government of Puerto Rico may be included in taxable net income for purposes of computing the Minnesota bank excise tax. The State of Minnesota could apply the same reasoning in determining whether interest on the Possession Bonds is subject to the taxes listed above on which we express no opinion.

We have not examined any of the Bonds to be deposited and held in the Minnesota Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinions to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Minnesota law. Ownership of the Units may result in collateral Minnesota tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Missouri Trusts

The following discussion regarding constitutional limitations and the economy of the State of Missouri is included for the purpose of providing general information that may or may not affect issuers of the Bonds in Missouri.

Missouri's population was 5,117,000 according to the 1990 census of the United States Bureau of the Census, which represented an increase of 200,000 or 4.1% from the 1980 census of 4,917,000 inhabitants. Based on the 1990 population, Missouri was the 15th largest state in the national and the third most populous state west of the Mississippi River, ranking behind California and Texas. In 1994, the State's population was estimated to be 5,278,000 by the United States Bureau of the Census.

Agriculture in a significant component of Missouri's economy. According to data of the United State Department of Agriculture, Missouri ranked 16th in the nation in 1993 in the value of cash receipts from farm marketing, with over $4.1 billion. Missouri is one of the nation's leading purebred livestock producers. In 1993, sales of livestock and livestock products constituted nearly 56% of the State's total agricultural receipts.

Missouri is one of the leading mineral producers in the Midwest, and ranked 15th nationally in 1993 in the production of nonfuel minerals. Total preliminary value of mineral production in 1993 was approximately $832 million. The State continues to rank first in the nation in the production of lead. Lead production in 1993 was valued at over $193 million. Missouri also ranks first in the production of refractory clay, third in barite, fourth in production of zinc and is a leading producer of lime, cement and stone.

The Missouri economy has produced exceptional job growth over the past three years. Missouri total employment in November 1996 reached 2,768,620 jobs. This is an increase of 13% or over 300,000 jobs since January of 1993. Missouri personal income grew by 7.1% in Fiscal Year 1995 and by 5.4% in Fiscal Year 1996. The Missouri economy is expected to show solid growth in Fiscal Year 1997. Missouri personal income is predicted to grow approximately 4.25% with unemployment remaining low.

According to data obtained by the Missouri Division of Employment Security, in 1996, over 2.5 million workers had nonagricultural jobs in Missouri. Over 27% of these workers were employed in services, approximately 24% were employed in wholesale and retail trade, and 16.7% were employed in manufacturing. By October 1996, Missouri had added the most new jobs in non-farm employment of all the mountain-plains states, with employment growth of 16,400. In the last ten years, Missouri has experienced a significant increase in employment in the service sector and in wholesale and retail trade. Missouri led the ten mountain-plains states in adding the most service jobs between October 1995 and October 1996, at 23,400. From the third quarter of 1995 to the third quarter of 1996, Missouri experienced total employment increase of 1.4% or 36,400 new jobs.

According to the United States Bureau of Labor Statistics, the 1995 unemployment rate in Missouri was 4.8% and the 1996 rate was 4.1%. This compares favorably with a nationwide unemployment rate of 5.6% for 1995 and 5.4% for 1996.

In 1995, per capita personal income in Missouri was $21,819, a 5.7% increase over the 1994 figure of $20,644. For the United States as a whole, per capita income in 1995 was $23,208, a 5.3% increase over the 1994 per capita income of $22,047. In 1995, Missouri had the largest pay gain for the mountain-plains region, at 4.2%, outpacing the percentage gain for the nation.

Fiscal Year 1996 began with a beginning balance in the General Revenue Fund of $383.38 million. Total resources available at the end of Fiscal Year 1996 were $6,286.2 million. Total obligations were $5,946.9 million. The Budget Stabilization Fund transfer to the General Revenue in Fiscal Year 1996 was $3.865 million, leaving an ending balance in the General Revenue of $333.413 million.

Final calculations made pursuant to Article X of the Missouri Constitution show that total state revenues for Fiscal Year 1996 exceeded the total state revenue limit by $229.1 million. Therefore, in accordance with Article X, the entire amount of excess revenues will be refunded to Missouri income taxpayers in calendar year 1998. Litigation has delayed the refund of $147.2 million triggered in Fiscal Year 1995.

Total General Revenue receipts with collections and transfers for fiscal years 1995 and 1996 were $5,443.4 million and $5,813.2 million, respectively. The total General Revenue expenditures in Fiscal Year 1996 for the operating budget were $5,287.5 million.

Estimated total resources available in the General Revenue Fund at the end of Fiscal Year 1997 are estimated at $6,426.1 million. The Budget Stabilization Fund Transfer to the General Revenue for Fiscal Year 1997 is estimated at $86.55 million, leaving an ending balance in the General Revenue of $132.78 million. Total General Revenue resources for Fiscal Year 1998 are projected at $6,500.8 million. Total obligations for Fiscal year 1998 are forecast at $6,500.8 million, leaving a $0 ending balance.

The office of Administration projects that total state revenues will exceed the total state revenue limit by approximately $155 million in Fiscal Year 1997, with a net revenue increase of 5.6%. The Office of Administration projects that revenues will not exceed the revenue limit in Fiscal Year 1998 if the Governor's recommended tax reductions are enacted, although net revenue growth is predicted at 5.4%. It is projected that total state revenues will be approximately $140 million below the Article X revenue limit refund threshold in Fiscal Year 2002.

Total General Revenue receipts with collections and transfers for fiscal year 1997 is estimated at $6,181.6 million. Fiscal year 1997 appropriations are estimated at $5,941.3 million. For fiscal year 1998, before tax cuts, General Revenue receipts are estimated at $6,498.9 million, and after proposed tax cuts, the estimated is $6,281.1 million. The Governor has recommended appropriations for the operating budget for Fiscal Year 1998 of $6,202.2 million.

For fiscal year 1998, the majority of revenues for the State of Missouri will be obtained from individual income taxes (56.2%), sales and use taxes (25.1%), corporate income taxes (8.1%), and corporate franchise taxes (1.2%). Major expenditures for fiscal year 1998 include elementary and secondary education (33.5%), human services (25.7%), higher education (13.7%), corrections and public safety (7.9%) and desegregation (4.7%).

The fiscal year 1998 budget balances resources and obligations based on the consensus revenue and refund estimate and an opening balance resulting from revenue variance and anticipated spending in Fiscal Year 1996 as well as various capital improvements in Fiscal Year 1997. The total general revenue operating budget for fiscal year 1998 exclusive of desegregation is $5,026.8 million.

Missouri will continue to see a decline in the ongoing costs of desegregation in Fiscal Year 1997. Beginning with a negotiated joint stipulation reached on February 22, 1995, Governor Carnahan has attempted to reduce these annual costs and end court supervision in the Kansas City case. This negotiation yielded $22.5 million in total savings that were used for state aid to all Missouri schools beginning in Fiscal year 1996. Following the U.S. Supreme Court decision on June 12, 1995, further negotiations reduced costs an additional $57.9 million, bringing the total savings allocated to the school foundation formula to $80.4 million. In addition, one-time savings of $66.6 million have been redirected to Missouri schools through the formula. State law requires that desegregation savings go toward the foundation formula for all Missouri schools.

As of December 31, 1996, the state has spent 2.8 billion on the desegregation cases in St. Louis and Kansas City. At the end of fiscal year 1997, that total will rise to an estimated $2.9 billion. The appropriation for Fiscal Year 1997 was $262 million. The revised estimate for fiscal year 1997 is $257.9 million. The state's obligation for desegregation capital improvement was paid for with one-time revenue sources set aside in previous fiscal years. Ongoing costs are primarily from the St. Louis magnet schools, general salary increases ordered by the federal district court in Kansas City and the costs of voluntary interdistrict transfers in both cases. These estimates are subject to variables including actions of the school districts and participating students, future court orders and the expenditure rates of the school districts. If the court approves a settlement agreement in the Kansas City case, State desegregation payments would phase out and end by Fiscal Year 2000.

Currently, each of the general obligation bonds issued by the State of Missouri is rated "AAA" by Moody's Investors Service, Inc., Standard and Poor's Corporation and Fitch's Investors Services. Missouri is one of only six states that have this rating from all three rating organizations. Although these ratings indicate that the State of Missouri is in relatively good economic health, there can be, of course, no assurance that this will continue or that particular bond issues may not be adversely affected by changes in the State or local economic or political conditions.

Through voter-approved amendments to the state constitution, the people of Missouri have authorized the issuance of state general obligation bonds for three purposes: fourth state building bonds (approved in August 1994), water pollution control bonds, and third state building bonds. As of January 1, 1997, $198,620,000 principal remains outstanding of the $200,000,000 issued fourth state building bonds; and $137,315,000 principal remains outstanding of the $349,494,240 issued water pollution control bonds (both amounts excluding refunding issuances). With the final $75 million issuance on December 1, 1987, all $600 million in third state building bonds authorized by Missouri voters in 1982 were issued.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Missouri Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Missouri Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Missouri Trust, Special Counsel for Missouri tax matters rendered an opinion under then existing Missouri income tax law applicable to taxpayers whose income is subject to Missouri income taxation substantially to the effect that:

The assets of the Missouri IM-IT Trust will consist of debt obligations issued by or on behalf of the State of Missouri (the "State" ) or counties, municipalities, authorities or political subdivisions thereof (the "
Missouri Bonds" ) or by the Commonwealth of Puerto Rico, Guam and the
United States Virgin Islands (the "Possession Bonds" ) (collectively, the "Bonds" ).

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Missouri IM-IT Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the Missouri income tax applicable to individuals and corporations ("Missouri state income tax" ). The opinion set forth below does not address the taxation of persons other than full time residents of Missouri.

The Missouri IM-IT Trust is not an association taxable as a corporation for Missouri income tax purposes, and each Unitholder of the Missouri IM-IT Trust will be treated as the owner of a pro rata portion of the Missouri IM-IT Trust and the income of such portion of the Missouri IM-IT Trust will be treated as the income of the Unitholder for Missouri state income tax purposes.

Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Missouri state income tax if received directly by a Unitholder will be exempt from the Missouri state income tax when received by the Missouri IM-IT Trust and distributed to such Unitholder; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri IM-IT Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

Each Unitholder of the Missouri IM-IT Trust will recognize gain or loss for Missouri state income tax purposes if the Trustee disposes of a bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Missouri IM-IT Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

Any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes will be excludable from the Missouri state income tax to the same extent as such interest would have been so excludable if paid by the issuer of such Bonds held by the Missouri IM-IT Trust; however, no opinion is expressed herein regarding taxation of interest paid and original issue discount, if any, on the Bonds received by the Missouri IM-IT Trust and distributed to Unitholders under any other tax imposed pursuant to Missouri law, including but not limited to the franchise tax imposed on financial institutions pursuant to Chapter 148 of the Missouri Statutes.

The Missouri state income tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such Tax.

The Missouri IM-IT Trust will not be subject to the Kansas City, Missouri Earnings and Profits Tax and each Unitholder's share of income of the Bonds held by the Missouri IM-IT Trust will not generally be subject to the Kansas City, Missouri Earnings and Profits Tax or the City of St. Louis Earnings Tax (except that no opinion is expressed in the case of certain Unitholders, including corporations, otherwise subject to the St. Louis City Earnings Tax).

Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of Missouri law. Ownership of the Units may result in collateral Missouri tax consequences to certain taxpayers. Prospective investors should consult their tax advisers as to the applicability of any such collateral consequences.

New Jersey Trusts

As described above, the New Jersey Trust consists of a portfolio of Bonds. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the Bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State" ) and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The state's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1994 the State ranked second among states in per capita personal income ($27,742).

The New Jersey Economic Policy Council, a statutory arm of the New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 5.9% in January 1997, which is higher than the national average of 5.4% in February 1997. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.

Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June 30, 1995, there was a total authorized bond indebtedness of approximately $9.48 billion, of which $3.65 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.83 billion was unissued. The appropriation for the debt service obligation on such outstanding indebtedness was $466.3 million for fiscal year 1996.

New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of fiscal year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of fiscal year 1990, there was a surplus in the general fund of $1 million. At the end of fiscal year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed its fiscal year 1992 with a surplus of $760.8 million and fiscal year 1993 with a surplus of $937.4 million. It is estimated that New Jersey closed its fiscal year 1994 with a surplus of $926.0 million and fiscal year 1995 with a surplus of $569 million.

In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social services costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

The Florio administration had contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion was proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board 5% reduction in the income tax rates was enacted and effective January 1, 1995 further reductions ranging from 1% up to 10% in income tax rates took effect. Governor Whitman recently signed into law further reductions up to 15% for some taxpayers effective January 1, 1996, completing her campaign promise to reduce income taxes by up to 30% for most taxpayers within three years.

On June 28, 1996, Governor Whitman signed the New Jersey Legislature's $16.5 billion budget for Fiscal Year 1997. The balanced budget, which includes $550 million in surplus, is slightly less than the 1996 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect the estimated tax revenues.

Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the funding of teachers' pension funds, the adequacy of medicaid reimbursement for hospital services, the hospital assessment authorized by the Health Care Reform Act of 1992, various provisions, and the constitutionality of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the New Jersey Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permit by the Department of Environmental Protection and Energy, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

Debt Ratings. For many years, both Moody's Investors Service, Inc. and Standard and Poor's Corporation rated New Jersey general obligation bonds " Aaa" and "AAA" , respectively. On July 3, 1991, however, Standard and Poor's Corporation downgraded New Jersey general obligation bonds to " AA+." On June 4, 1992, Standard and Poor's Corporation placed New Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the unexpected denial by the federal government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals. These funds were critical to closing a $1 billion gap in the State's $15 billion budget for fiscal year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the budget was required to be closed before the new budget year began on July 1, 1992. Standard and Poor's suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability.

On July 6, 1992, Standard and Poor's Corporation reaffirmed its "AA+" rating for New Jersey general obligation bonds and removed the debt from its CreditWatch list, although it stated that New Jersey's long-term financial outlook was negative. Standard and Poor's Corporation was concerned that the State was entering fiscal 1993 with only a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, Standard and Poor's announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. Standard and Poor's reaffirmed its "
AA+" rating at the same time.

On August 24, 1992, Moody's Investors Service, Inc. downgraded New Jersey general obligation bonds to "Aa1," stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures will persist. On August 5, 1994, Moody's reaffirmed its "Aa1"
 rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and on the negative side, a continued reliance on one-time revenue and a dependence on pension-related savings to achieve budgetary balance.

At the time of the closing for each New Jersey Trust, Special Counsel to each New Jersey Trust for New Jersey tax matters rendered an opinion under then existing New Jersey income tax law applicable to taxpayers whose income is subject to New Jersey income taxation substantially to the effect that:

The New Jersey IM-IT Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey IM-IT Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

With respect to the non-corporate Unitholders who are residents of New Jersey, the income of the New Jersey IM-IT Trust which is allocable to each such Unitholder will be treated as the income of such Unitholder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Unitholder will retain its status as tax-exempt interest when received by the New Jersey IM-IT Trust and distributed to such Unitholder. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey IM-IT Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

Units of the New Jersey IM-IT Trust may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey IM-IT Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by the New Jersey IM-IT Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the New Jersey IM-IT Trust with respect to the Bonds or under individual policies obtained by issuers of Bonds which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations.

New Mexico Trusts

New Mexico is the nation's fifth largest State in terms of geographic size. As of 1989 the federal government owned 34.1% of New Mexico's land, State government, 11.8% and Indian tribes, 8.3%, leaving 45.8% in private ownership. New Mexico has 33 counties and 99 incorporated areas.

Major industries in the State are energy resources, services, construction, trade, tourism, agriculture-agribusiness, manufacturing, mining, and government. From 1994-95, the value of construction contracts increased 6.9% to $2.1 billion. In 1995, the total of gas and oil sales was $3.12 billion, however, this was a 9.7% decrease from 1994. In 1994, the value of mineral production (i.e., crude petroleum, natural gas, uranium, and coal) was approximately $5.05 billion. Major federally funded scientific research facilities at Los Alamos, Albuquerque and White Sands are also a notable part of the State's economy.

The State has a thriving tourist industry. In 1994, there were approximately
2.29 million visits to national parks and about 4.9 million visits to State parks. According to a 1991 estimate by the U.S. Travel Data Center, the State's tourist industry generated about $2.3 billion in revenue and more than 38,370 jobs. However, 1995 was a slower year for tourism and travel in New Mexico. Total gross receipts for hotels and other lodging places dropped 1.4%, compared with a 5.6% gain in 1994. Air travel was also down 0.4%. In addition, visits to New Mexico's national parks and monuments, affected partly by federal government shutdowns in the fall and winter, dropped 1.7%.

Agriculture is a major part of the State's economy, producing $1.521 billion in 1995. This was a 0.4% decrease from 1994. As a high, relatively dry region with extensive grasslands, the State is ideal for raising cattle, sheep, and other livestock. Livestock receipts dropped 3.0% from 1994-95, to $1.066 billion due to significant declines in prices for beef cattle and calves. Because of irrigation and a variety of climatic conditions, the State's farmers are able to produce a diverse assortment of quality products. The State's farmers are major producers of alfalfa hay, wheat, chile peppers, cotton, fruits, and pecans. Crop revenues in 1995 rose 6.4% to $455 million. Agricultural businesses include chile canneries, wineries, alfalfa pellets, chemical and fertilizer plants, farm machinery, feed lots, and commercial slaughter plants.

Job growth in New Mexico in 1993 was the highest since 1984. However, in 1995, the total employment growth rate was 1.7%, less than half the 1994 growth rate of 4.2%, while the unemployment rate stabilized, remaining level at 6.3% in 1994 and 1995 after reaching a seven year high of 7.7% in 1993. The fact that the State's 1995 unemployment rate is higher than the national rate of 5.6% can be partially explained by population growth in New Mexico that is well in excess of the national average. New Mexico's population growth is 1.8%, about twice the national rate. Job growth in New Mexico has increased migration which has kept the unemployment rate higher than it otherwise would have been. New Mexico ranks 5th in the nation in unemployment as of April 1996, up from 10th highest in April 1995.

The New Mexico economy recorded solid gains in 1995, but the rate of expansion had slowed by the end of the year. Nonagricultural wage and salary employment rose 4.9%, or 32,500 jobs, for all of 1995, reaching 689,700 jobs. This was about the same as the 1994 increase (5.0%) and marked the third year in a row that job growth surpassed 4%. Total personal income was up 8.1% to $30.4 billion, exceeding the 6.9% gain in 1994, and the U.S. gain of 6.0%. State job growth and personal income gain have exceeded the national rate since 1988.

However, the rapid growth of New Mexico's population has had a negative impact on per capita income. The 1995 per capita income of $18,055 was approximately 79% of the national figure of $22,788 and ranked 48th out of the 50 states and the District of Columbia. Yet, New Mexico's per capita income growth rate of 6.0% was 1.0% above the national rate and ranked ninth nationally.

Construction, services and trade were the job growth leaders in 1995. Construction employment rose by 4,200 jobs, or 10.1%. Although this was a sizable jump, it was down from the previous annual increase, 16.5%. The advance in services increased by 15,200 jobs, or 8.6%, while growth in trade employment rose 5.5%, or 8,600 jobs. Transportation and public utilities placed fourth, with an increase of 3.7%. Finance, insurance and real estate recorded gains of only 1.7%. Government and manufacturing were the weakest industries, at 1.3% each. Mining employment remained unchanged at 15,700 for both 1994 and 1995.

The state's economy will still expand at a healthy pace in 1996, but not as fast as last year. The slowing trend is expected to continue into 1997.

From Fiscal Year 1989 through Fiscal Year 1992, the annual base revenue growth in New Mexico (recurring revenues adjusted to exclude legislative changes or extraordinary receipts) was in the range of 3.0% to 4.5%. In Fiscal Year 1993, base revenue growth was about 5.5%, exclusive of gains in the volatile energy-related areas. For Fiscal Year 1994, base revenues were forecast to increase by 6.5%, reflecting the State's economic strength. The outlook was for stronger economic and revenue growth to continue for several years.

Because of this strong revenue growth, cash balances and recurring revenues were substantially higher in 1994 than expected from 1993. Prior to 1994 appropriations, New Mexico's Department of Finance and Administration projected the Fiscal Year 1994 ending General Fund balances to be about $300 million, which was almost 13% of total appropriations. Since the State typically tries to maintain a 5% reserve ration, this anticipated total was two and one-half times the usual reserve objective. Thus, substantial funds were available for nonrecurring appropriations or tax cuts. Total recurring expenditures for Fiscal Year 1994 were $2,368.8 million. Total general fund revenue for 1994 was $2.559 billion.

Reflecting strength in the economy and sufficient revenues, the 1994 Legislature cut General Fund revenues for Fiscal Year 1995 by almost $60 million by restoring low income/personal income tax rebates, lowering personal income tax rates, especially for married filers, suspending 2 cents of the gasoline tax for a 3-year period and diverting the governmental gross receipts tax to an infrastructure fund. Scheduled personal income tax rate cuts in 1995 and 1996 were to reduce personal income tax revenues an additional $25 million by Fiscal Year 1997.

The fiscal plan adopted by the 1994 legislature overstated fiscal year 1995 and 1996 general fund revenue by more than $100 million. While state revenue was growing, it was not growing as fast as estimated. In September of 1995, the Governor ordered a reduction of general fund allotments to all state agencies.

Total general fund revenue for FY95 was $2.630 billion, a 2.7% increase from FY94. Recurring revenue for FY95 totaled $2.643 billion, an increase of 3.3% from FY94. Recurring appropriations for Fiscal Year 1995 totaled $2.623 billion, up 9.3% from Fiscal Year 1994. Total expenditures for FY95 were $2.715 billion, 5.0% higher than 1994, with a total ending balance of $58.822 million.

For the Fiscal Year ending June 30, 1996, recurring revenue totaled $2.809 billion, an increase of 6.3% over the previous fiscal year. Total General Fund Revenue was $2.757 billion, up 4.9% from FY95. The FY96 revenue was below a December 1995 estimate by approximately $2 million, or 0.1%. In general, weakness in broad-based taxes was offset by strength in revenue related to the production of natural gas and crude oil. Strength relative to the estimate was also evident for interest earnings, miscellaneous receipts and reversions.

Preliminary results for FY96 show recurring appropriations at $2.77 billion, up 5.7% from the previous fiscal year. Nonrecurring appropriations for FY96 were $22 million, down 76% from FY95. The net transfer necessary from the operating reserve is $19.4 million and is within the $30 million transfer authority authorized by the 1996 legislature.

The 1996 legislature also established the risk reserve fund within the general fund. General fund balances including the risk reserve fund are projected to total $144 million. Without the risk reserve, balances would be $28.1 million. The FY96 balance in the operating reserve is $21.6 million, or only 0.8% of FY96 total revenue.

The state support reserve received a $3.37 million transfer from public school support and the ending balance is $4.7 million for FY96.

Disaster allotments from the appropriation contingency fund totaled over $5.4 million, primarily due to the drought and the severe wildfires experienced during 1996 and the ending balance in the appropriation contingency fund is a $500,000 due to a reversion.

For fiscal year 1997, the Governor proposed a budget which took into consideration spending requirements in Medicaid (an 18.2% increase, or $30.9 million) and in the criminal justice system (a 5.7% increase, or $6.9 million), and placed a high priority on public school funding (a 2.0% increase, or $26.2 million).

Estimated results for FY97 show general fund total receipts of $2.995 billion and recurring appropriations of $2.862 billion with expenditures totaling $2.96 billion. The estimated FY97 total ending balance is $175 million, an increase of 23% over the preliminary FY96 results of $144 million.

The foregoing information constitutes only a brief summary of information about New Mexico. It does not describe the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of adverse conditions to which the issuers in the New Mexico IM-IT Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the New Mexico IM-IT Trust to pay interest on or principal of the bonds.

For a discussion of the Federal tax status of income earned on New Mexico Trust Units, see "Other Matters--Federal Tax Status" .

The assets of the New Mexico IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the State of New Mexico ("New
Mexico" ) or counties, municipalities, authorities or political subdivisions thereof (the "New Mexico Bonds" ), and by or on behalf of the government of Puerto Rico, the government of the Guam, or the government of the Virgin Islands (collectively the "Possession Bonds" )
(collectively the New Mexico Bonds and the Possession Bonds shall be referred to herein as the "Bonds" ) the interest on which is expected to qualify as exempt from New Mexico income taxes.

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the New Mexico IM-IT Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder, would be exempt from the New Mexico income taxes applicable to individuals and corporations (collectively, the "New Mexico State Income Tax" ). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the New Mexico State Income Tax. Neither the Sponsor nor its counsel has made any review for the New Mexico IM-IT Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of New Mexico.

In the opinion of Chapman and Cutler, Special Counsel to the Fund for New Mexico tax matters, under existing law as of the date of this Prospectus and based upon the assumptions set forth above:

The New Mexico IM-IT Trust will not be subject to tax under the New Mexico State Income Tax.

Income on the Bonds which is exempt from the New Mexico State Income Tax when received by the New Mexico IM-IT Trust, and which would be exempt from the New Mexico State Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the New Mexico IM-IT Trust and distributed to such Unitholder provided that the New Mexico Trust complies with the reporting requirements contained in the New Mexico State Income Tax regulations.

To the extent that interest income derived from the New Mexico IM-IT Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for federal income tax purposes pursuant to 48 U.S.C. Section 745, 48 U.S.C.
Section 1423a or 48 U.S.C. Section 1403, such interest income will not be subject to New Mexico State Income Tax.

Each Unitholder will recognize gain or loss for New Mexico Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the New Mexico IM-IT Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

The New Mexico State Income Tax does not permit a deduction of interest paid on indebtedness or other expenses incurred (or continued) in connection with the purchase or carrying of Units in the New Mexico IM-IT Trust to the extent that interest income related to the ownership of Units is exempt from the New Mexico State Income Tax.

Investors should consult their tax advisors regarding collateral tax consequences under New Mexico law relating to the ownership of the Units, including, but not limited to, the inclusion of income attributable to ownership of the Units in "modified gross income" for purposes of determining eligibility for and the amount of the low income comprehensive tax rebate, the child day care credit, and the elderly taxpayers' property tax rebate and the applicability of other New Mexico taxes, such as the New Mexico estate tax.

New York Trusts

A resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in the New York IM-IT Trust are sold, redeemed or paid at maturity or when his Units are sold or redeemed, such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held in the Trust, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued had original issue discount, and (c) the deposit of New York Obligations with accrued interest in the Trust after the Unitholder's settlement date).

Interest or gain from the New York IM-IT Trust derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

Amounts paid on defaulted New York Obligations held by the Trustee under policies of insurance issued with respect to such New York Obligations will be excludable from income for New York State and New York City income tax purposes, if and to the same extent as, such interest would have been excludable if paid by the respective issuer.

For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of New York obligations.

If borrowed funds are used to purchase Units in the Trust, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Trust.

The Portfolio of the New York IM-IT Trust includes obligations issued by New York State (the "State" ), by its various public bodies (the "
Agencies" ), and/or by other entities located within the State, including the City of New York (the "City" ).

Some of the more significant events relating to the financial situation in New York are summarized below. This section provides only a brief summary of the complex factors affecting the financial situation in New York and is based in part on Official Statements issued by, and on other information reported by the State, the City and the Agencies in connection with the issuance of their respective securities.

There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held in the portfolio of the Trust or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

The State has historically been one of the wealthiest states in the nation. For decades, however, the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. However, the State's 1995-96 budget reflected significant actions to reduce the burden of State taxation, including adoption of a 3-year, 20 percent reduction in the State's personal income tax. During 1996-97, New York led the nation in tax cuts, at 54.1%, bringing the total value of tax reductions in effect for the 1997 year to over $6 billion. When measured as a percentage of personal income, state-imposed taxes in New York should be below the national median in 1997. The budget for fiscal year 1997-98 reflects an additional $170 million in tax reductions.

A national recession commenced in mid-1990. The downturn continued throughout the State's 1990-91 fiscal year and was followed by a period of weak economic growth during the 1991 calendar year. Economic recovery started considerably later in the State than in the nation as a whole due in part to the significant retrenchment in the banking and financial services industries, cutbacks in defense spending, downsizing by several major corporations, and an oversupply of office buildings. In the last few years, New York has shown signs of economic resurgence. Since 1994, New York has jumped from 15th to 6th in terms of total private sector employment growth compared to other states, gaining 140,000 private sector jobs since December 1994, despite banking layoffs and closure of a major automotive plant. Overall employment growth was close to 0.7%, almost 60,000 jobs, for 1996. National employment growth in 1996 was 2.0%. The New York economy in 1997 is expected to grow at about the same rate as in 1996. Many uncertainties exist in forecasts of both the national and State economies and there can be no assurance that the State economy will perform at a level sufficient to meet the State's projections of receipts and disbursements.

1997-98 Fiscal Year. The Governor presented the recommended Executive Budget for the 1997-98 fiscal year in January 1997. The 1997-98 budget gap is smaller than the previous two fiscal year projections. The baseline budget forecast produced an estimated $2.3 billion budget imbalance, before reflecting any actions taken by the Governor to produce a balanced 1997-98 Financial Plan. Projections of baseline revenue growth showed a decline of almost $2 billion, reflecting the loss of non-recurring receipts used in 1996-97 and implementation of previously enacted tax reduction programs.

The 1996-97 surplus of $943 million reduced the 1997-98 budget gap to $1.3 billion. Proposals included in the Executive Budget for 1997-98 close this remaining gap, reducing State spending for the third straight year, and permitting three new tax reduction proposals: the $1.7 billion, multi-year property tax reduction portion of STAR (School Tax Relief initiative); a three-year phased reduction in the estate and gift tax; and a $50 million reserve for additional targeted job-creating tax reductions. The budget also makes a significant investment in school aid -- a proposed increase of $302 million on a school year basis as the first step toward implementing the $1.7 billion school aid portion of STAR.

The 1997-98 Financial Plan includes approximately $66 million in non-recurring resources, or only 0.2% of the General Fund budget -- the lowest level in more than a decade. As compared to 1996-97, non-recurring resources are a much smaller component of the budget: down over $1 billion from last year's adopted budget. The loss of these resources in future years is more than offset by recommendations which provide higher annualized savings in 1998-99 and beyond.

Assuming these gap-closing actions, the Financial Plan projects receipts of $32.9 billion and spending of $32.8 billion in fiscal year 1997-98, with a required deposit of $15 million to the Tax Stabilization Reserve Fund (TSRF) and an increase of $24 million in the Contingency Reserve Fund (CRF). The closing fund balance in the General Fund is projected to be $332 million, the largest amount ever on deposit.

1996-97 Fiscal Year. The 1996-97 State Financial Plan projected General Fund receipts and transfers from other funds at $32.966 billion and disbursements and transfers to other funds at $32.895 billion. The 1996-97 General Fund Financial Plan continues to be balanced, with a projected surplus of $1.3 billion. This will be the second consecutive material budget surplus generated by the Governor's administration. Of this amount, $250 million is being used to accelerate the last portion of the Governor's personal income tax cut through changes to the 1997 withholding tables. This raises taxpayers' current take-home pay rather than issuing larger refunds in 1998. Of the remainder, $943 million is being used to help close the projected 1997-98 budget gap, and $65 million is being deposited into the Tax Stabilization Reserve Fund (the State's "rainy day" fund) as provided by the Constitution. This is the maximum amount that can be deposited, and increases the size of that fund to $332 million by the end of 1997-98, the highest balance ever achieved.

The surplus results primarily from growth in projected receipts. As compared to the enacted budget, revenues increased by more than $1 billion, while disbursements fell by $228 million. These changes from original Financial Plan projections reflect actual results through December 1996 as well as modified economic and caseload projections for the balance of the fiscal year.

The General Fund closing balance is expected to be $358 million at the end of 1996-97. Of this amount, $317 million will be on deposit in the TSRF, while another $41 million will remain on deposit in the CRF. The TSRF has an opening balance of $287 million, supplemented by a required payment of $15 million and an extraordinary deposit of $65 million from surplus 1996-97 monies. The $9 million on deposit in the Revenue Accumulation Fund will be drawn down as planned. The previously planned deposit of $85 million to the CRF, projected earlier to be received from contractual efforts to maximize Federal revenue, is not expected to materialize this year.

Future Fiscal Years. There can be no assurance that the State will not face substantial potential budget gaps in the future resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements.

Indebtedness. As of March 31, 1995, the total amount of long-term State general obligation debt authorized but unissued stood at $1.789 billion. As of the same date, the State had approximately $5.181 billion in general obligation debt and $149.3 million of Bond Anticipation Notes ("BANS" ) outstanding.

As of March 31, 1995, $17.980 billion of bonds, issued in connection with lease-purchase and contractual obligation financings of State capital programs, were outstanding. The total amount of outstanding State-supported debt as of March 31, 1995 was $27.913 billion. Total State-related debt (which includes the State-supported debt, moral obligation and certain other financings and State-guaranteed debt) was $36.1 billion.

 The State projects that its borrowings for capital purposes during the State's 1995-96 fiscal year will consist of $248 million in general obligation bonds and BANS and $186 million in general obligation commercial paper. The State's commercial paper program is expected to have an average of $287 million outstanding during 1997-98. The projection of the State regarding its borrowings for the 1995-96 fiscal year may change if actual receipts fall short of State projections or if other circumstances require.

In June 1990, legislation was enacted creating the "New York Local
Government Assistance Corporation" ("LGAC" ), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC has issued its bonds to provide net proceeds of $4.7 billion. LGAC has been authorized to issue additional bonds to provide net proceeds of up to $529 million during the State's 1995-96 fiscal year to redeem notes sold in June 1995. The LGAC program was completed in 1995-96 with the issuance of the last installment of authorized bond sales.

The Legislature passed a proposed constitutional amendment which would permit the State subject to certain restrictions to issue revenue bonds without voter referendum. Among the restrictions proposed is that such bonds would not be backed by the full faith and credit of the State. Changes to the proposed amendment may be submitted, which before becoming effective, must be passed again by the next separately-elected Legislature and approved by voter referendum at a general election. The earliest such an amendment could take effect would be in November 1995.

Ratings. Moody's rating of the State's general obligation bonds stood at A as of September 1995, and S&P's rating stood at A-. Previously, Moody's lowered its rating to A on June 6, 1990, its rating having been A1 since May 27, 1986. S&P lowered its rating from A to A- on January 13, 1992. S&P's previous ratings were A from March 1990 to January 1992, AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987.

The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways.

In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among other actions, the State Legislature (i) created MAC to assist with long-term financing for the City's short-term debt and other cash requirements and (ii) created the State Financial Control Board (the "Control Board" ) to review and approve the City's budgets and City four-year financial plans (the financial plans also apply to certain City-related public agencies (the " Covered Organizations" )).

Over the past three years, the rate of economic growth in the City has slowed substantially, and the City's economy is currently in recession. The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan. The City Comptroller has issued reports concluding that projected revenues may be less and future expenditures may be greater than those forecast in the financial plan.

Pursuant to State law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections. The City is required to submit its financial plans to review bodies, including the Control Board. If the City were to experience certain adverse financial circumstances, including the occurrence or the substantial likelihood and imminence of the occurrence of an annual operating deficit of more than $100 million or the loss of access to the public credit markets to satisfy the City's capital and seasonal financial requirements, the Control Board would be required by State law to exercise certain powers, including prior approval of City financial plans, proposed borrowings and certain contracts.

The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1996 fiscal year or subsequent years, such developments could result in reductions in projected State aid to the City. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such delays.

The City's projections set forth in its financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing of any regional and local economic recovery, the absence of wage increases in excess of the increases assumed in its financial plan, employment growth, provision of State and Federal aid and mandate relief, State legislative approval of future State budgets, levels of education expenditures as may be required by State law, adoption of future City budgets by the New York City Council, and approval by the Governor or the State Legislature and the cooperation of MAC with respect to various other actions proposed in such financial plan.

The City's ability to maintain a balanced operating budget is dependent on whether it can implement necessary service and personnel reduction programs successfully. As discussed above, the City must identify additional expenditure reductions and revenue sources to achieve balanced operating budgets for fiscal years 1996 and thereafter. Any such proposed expenditure reductions will be difficult to implement because of their size and the substantial expenditure reductions already imposed on City operations in recent years.

Attaining a balanced budget is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates issuance of $9.7 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The terms and success of projected public sales of City general obligation bonds and notes will be subject to prevailing market conditions at the time of the sale, and no assurance can be given that the credit markets will absorb the projected amounts of public bond and note sales. Future developments concerning the City and public discussion of such developments, the City's future financial needs and other issues may affect the market for outstanding City general obligation bonds and notes. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.

1996-99 Financial Plan. On July 11, 1995, the City submitted to the
Control Board the 1996-99 Financial Plan, which relates to the City, the Board of Education and the City University of New York. The 1996-99 Financial Plan is based on the City's expense and capital budgets for the City's 1996 fiscal year, which were adopted on June 14, 1995, and sets forth proposed actions by the City for the 1996 fiscal year to close substantial projected budget gaps resulting from lower than projected tax receipts and other revenues and greater than projected expenditures. In addition to substantial proposed agency expenditure reductions and productivity, efficiency and labor initiatives negotiated with the City's labor unions, the 1996-99 Financial Plan reflects a strategy to substantially reduce spending for entitlements for the 1996 and subsequent fiscal years.

The 1996-99 Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to close projected budget gaps of $888 million, $1.5 billion and $1.4 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the $3.1 billion gap-closing program for the 1996 fiscal year. The proposed gap-closing actions, a substantial number of which are not specified in detail, include various actions which may be subject to State or Federal approval.

On July 24, 1995, the City Comptroller issued a report on the 1996-99 Financial Plan. The report concluded that the 1996-99 Financial Plan includes total risks of $749 million to $1.034 billion for the 1996 fiscal year. With respect to the 1997-99 fiscal years, the report noted that the gap-closing program in the 1996-99 Financial Plan does not include information about how the City will implement the various gap- closing programs, and that the entitlement cost containment and revenue initiatives will require approval of the State legislature. The report estimated that the 1996-99 Financial Plan includes total risks of $2.0 billion to $2.5 billion in the 1997 fiscal year, $2.8 billion to $3.3 billion in the 1998 fiscal year, and $2.9 billion to $3.4 billion in the 1999 fiscal year.

On December 16, 1994, the City Comptroller issued a report noting that the capacity of the City to issue general obligation debt could be greatly reduced in future years due to the decline in value of taxable real property. The report concluded that the debt incurring power of the City would likely be curtailed substantially in the 1997 and 1998 fiscal years.

On July 21, 1995, the staff of the Control Board issued a report on the 1996-99 Financial Plan which identified risks of $873 million, $2.1 billion, $2.8 billion and $2.8 billion for the 1996 through 1999 fiscal years, respectively.

On July 24, 1995, the staff of the OSDC issued a report on the 1996- 99 Financial Plan. The report concluded that there remains a budget gap for the 1996 fiscal year of $392 million, largely because the City and its unions have yet to reach an agreement on how to achieve $160 million in unspecified labor savings and the remaining $100 million in recurring health insurance savings from last year's agreement. The report further noted that growth in City revenues is being constrained by the weak economy in the City, which is likely to be compounded by the slowing national economy, and that there is a likelihood of a national recession during the course of the 1996-99 Financial Plan. Moreover, the report noted that State and Federal budgets are undergoing tumultuous changes, and that the potential for far-reaching reductions in intergovernmental assistance is clearly on the horizon, with greater uncertainty about the impact on City finances and services.

Given the foregoing factors, there can be no assurance that the City will continue to maintain a balanced budget, or that it can maintain a balanced budget without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contracts, and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out its financial plan. As of June 30, 1994, the City estimated its potential future liability in respect of outstanding claims to be approximately $2.6 billion. The 1996-99 Financial Plan includes provisions for judgments and claims of $279 million, $236 million, $251 million and $264 million for the 1996 through 1999 fiscal years, respectively.

As of March 1996, Moody's rating of the City's general obligation bonds stood at Baa1 and S&P's rating stood at A-.

On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance financial plans, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service, Inc. continues to rate the City general obligations bond A-. Moody's rating for City general obligation bonds is Baa1.

On February 11, 1991, Moody's had lowered its rating from A. Previously, Moody's had raised its rating to A in May 1988, to Baa1 in December 1986, to Baa in November 1983 and to Ba1 in November 1981. S&P had raised its rating to A- in November 1987, to BBB+ in July 1985 and to BBB in March 1981.

As of June 30, 1995, the City and MAC had, respectively, $23.258 billion and $4.033 billion of outstanding net long-term indebtedness.

Certain Agencies of the State have faced substantial financial difficulties which could adversely affect the ability of such Agencies to make payments of interest on, and principal amounts of, their respective bonds. The difficulties have in certain instances caused the State (under so-called " moral obligation" provisions which are non-binding statutory provisions for State appropriations to maintain various debt service reserve funds) to appropriate funds on behalf of the Agencies. Moreover, it is expected that the problems faced by these Agencies will continue and will require increasing amounts of State assistance in future years. Failure of the State to appropriate necessary amounts or to take other action to permit those Agencies having financial difficulties to meet their obligations could result in a default by one or more of the Agencies. Such default, if it were to occur, would be likely to have a significant adverse effect on investor confidence in, and therefore the market price of, obligations of the defaulting Agencies. In addition, any default in payment on any general obligation of any Agency whose bonds contain a moral obligation provision could constitute a failure of certain conditions that must be satisfied in connection with Federal guarantees of City and MAC obligations and could thus jeopardize the City's long-term financing plans.

As of September 30, 1993, the State reported that there were eighteen Agencies that each had outstanding debt of $100 million or more. These eighteen Agencies had an aggregate of $63.5 billion of outstanding debt, including refunding bonds, of which $7.7 billion was moral obligation debt of the State and $19.3 billion was financed under lease-purchase or contractual obligation financing arrangements.

The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are a number of cases challenging the constitutionality or the adequacy and effectiveness of a variety of significant social welfare programs primarily involving the State's mental hygiene programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future.

The State is also engaged in a variety of claims wherein significant monetary damages are sought. Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

Adverse developments in the foregoing proceedings or new proceedings could adversely affect the financial condition of the State in the future.

Certain localities in addition to New York City could have financial problems leading to requests for additional State assistance. The potential impact on the State of such actions by localities is not included in projections of State receipts and expenditures in the State's 1996-97 and 1997-1998 fiscal years.

Fiscal difficulties experienced by the City of Yonkers ("Yonkers" ) resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board" ) by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in the State was approximately $17.7 billion. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for state financing at the close of their fiscal year ending in 1993.

Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, New York City or any of the Agencies were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State, including notes or bonds in the New York IM-IT Trust, could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions, and long-range economic trends. The longer-range potential problems of declining urban population, increasing expenditures, and other economic trends could adversely affect localities and require increasing State assistance in the future.

At the time of the closing for each New York Trust, Special Counsel to each New York Trust for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

The New York Trust is not an association taxable as a corporation and the income of the New York Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York. Individuals who reside in New York State or City will not be subject to State and City tax on interest income which is exempt from Federal income tax under section 103 of the Internal Revenue Code of 1986 and derived from obligations of New York State or a political subdivision thereof, although they will be subject to New York State and City tax with respect to any gains realized when such obligations are sold, redeemed or paid at maturity or when any such Units are sold or redeemed.

Ohio Trusts

As described above, the Ohio IM-IT will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations" ). The Ohio IM-IT is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Ohio IM-IT or other parties. Ohio Obligations may not be subject to the factors referred to in this section of the Prospectus.

Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1995 is 11,157,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last six years the State rates were below the national rates (4.8% versus 5.6% in 1995). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio IM-IT portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY" ) or fiscal biennium in a deficit position. Most
State operations are financed through the General Revenue Fund ("GRF"
), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

Key biennium ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF" , a cash and budgetary management fund). June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

The next biennium, 1992-1993, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium, passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance, and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments made in the timing of certain tax payments.

A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

The 1994-1995 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF (which had an October 7, 1996 balance of over $828 million).

The GRF appropriations act for the 1996-97 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

By 14 constitutional amendments, approved from 1921 to date (the latest adopted in 1995), Ohio voters authorized the incurrence of State debt and the pledge to taxes or excises to its payment. At January 22, 1997, $958 million (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($34.9 million outstanding);
(b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($879 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($44.2 million outstanding, with no more than $50 million to be issued in any one year).

The Electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more that $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.6 billion of which were outstanding or sold and awaiting delivery at January 22, 1997.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded especially from program revenues.)

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 117 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. The trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State appealed and a court of appeals reversed the trial court's findings for plaintiff districts. The case is now pending on appeal in the Ohio Supreme Court. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one) in FY 1993, and $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), and $87.2 million for 20 districts in FY 1996 (including $42.1 million for one).

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception for municipalities in 1979, these procedures have been applied to 24 cities and villages; for 19 of them the fiscal situation was resolved and the procedures terminated. As of January 22, 1997, the 1996 school district " fiscal emergency" provision has been applied to two districts and five districts have been placed on preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation" ). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

At the time of the closing for each Ohio Trust, Special Council to each Ohio Trust for Ohio tax matters rendered an opinion under then existing Ohio income tax law applicable to taxpayers whose income is subject to Ohio income taxation substantially to the effect that:

The Ohio IM-IT Trust is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

Distributions with respect to Units of the Ohio IM-IT Trust ("
Distributions" ) will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and school district and municipal income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

Distributions properly attributable to interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations" ), or by the governments of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations" ) held by the Trust are exempt from the Ohio personal income tax, school district and municipal income taxes, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

Distributions properly attributable to proceeds of insurance paid to the Ohio IM-IT Trust that represent maturing or matured interest on defaulted obligations held by the Ohio IM-IT Trust and that are excluded from gross income for federal income tax purposes will be exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

Distributions of profit made on the sale, exchange or other disposition by the Ohio IM-IT Trust of Ohio Obligations including Distributions of "capital gain dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and school district and municipal income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

Oklahoma Trusts

Investors in the Oklahoma IM-IT Trust should consider that the economy of the State has been experiencing difficulties as a result of an economic recession largely attributable to a decline in the agricultural industry and a rapid decline that was experienced in the early and mid 1980s in the energy industry which have, in turn, caused declines in the real estate industry, the banking industry and most other sectors of the State's economy. Continued low levels of economic activity, another decline in oil and gas production prices, low growth in the State's major industries or private or public financial difficulties could adversely affect Bonds in the Portfolio and consequently the value of Units in the Oklahoma IM-IT Trust.

The Oklahoma economy has undergone significant diversification over the past fifteen years, and has grown to resemble the national economy more closely. In keeping with this development, it is expected that the fairly strong signals which the Oklahoma economy has been showing during the most recent quarters will continue into the first half of 1995 before beginning to weaken, as the national economy begins to slow down.

Oklahoma's real gross state product, which grew by 2.8% to $54,292 million in fiscal year 1995, is projected to grow by 2.5% in fiscal year 1996 and 2.7% in fiscal year 1997.

The growth in Oklahoma's manufacturing sector is noteworthy and contrary to a national trend. Specifically, while manufacturing employment fell by 8.2% nationally between 1987 and 1993, it grew in Oklahoma by 2.3%. The manufacturing sector continues to perform well with a growth rate of 4.8% projected for fiscal year 1995 before a slowing of growth in fiscal year 1996 to 3.5%. The service sector is also performing well with growth for fiscal year 1995 and fiscal year 1996 projected to be 3.0% and 2.6%, respectively.

Oklahoma's international exports have accounted for a growing part of this trend. Manufactured exports to foreign countries increased by 8% in 1993, three percentage points higher than the U.S. average. The National Association of Manufacturers estimates that each dollar gain in exports results in a $2 gain in Gross Domestic Product within two years.

Non-agricultural wage and salary employment has been growing in Oklahoma since mid-1993, and April 1994 employment reached l,253,800, surpassing the April
high of 1,241,000 reached in 1982.   Of the employment increase in the past
year, 81% has been in the service-producing industries, and that trend is anticipated to continue.

Non-agricultural wage and salary employment growth is expected to decline from its projected 2.0% level in fiscal year 1995 to 1.8% in fiscal year 1996. This translates into the production of 24,000 new jobs in fiscal year 1995 and 23,000 new jobs in fiscal year 1996. Unemployment in Oklahoma is expected to average 5.95% in fiscal year 1995, and improve slightly to a rate of 5.7% in fiscal year 1996, just below the projected national level. Oklahoma historically has an unemployment rate below the national level.

Total personal income growth of 4.9% in fiscal year 1995 is expected to be followed by growth of 4.3% in fiscal year 1996.

The OU College of Business Leading Economic Indicator ("OUCBI" ) is a leading economic indicator which has recently been developed for the Oklahoma economy. It is designed to support general business decision making and public policy planning in the State. The OUCBI shows that Oklahoma has seen good year-over-year gains in employment and these gains are expected to continue through 1995. As the U.S. economy slows during 1996, the Oklahoma economy is also projected to slow, thus reinforcing the idea that the U.S. and Oklahoma economies will continue to move in the same direction.

The key economic indicators point to an Oklahoma rate of growth paralleling the nation's, suggesting that fiscal year 1994 and fiscal year 1995 will be peak growth years with a gradual cooling of the economy in fiscal year 1996.

According to the United States Bureau of Labor Statistics, the average unemployment rate in Oklahoma in 1995 was 4.8%, and the preliminary seasonally adjusted projected rate for 1996 is 4.7%. This compares to the national average unemployment rate for 1995 of 5.6%, and the national preliminary seasonally adjusted projected rate for 1996 of 5.6%.

Governmental expense budgeting provisions in Oklahoma are conservative, basically requiring a balanced budget each fiscal year unless a debt is approved by a vote of the people providing for the collection of a direct annual tax to pay the debt. Certain limited exceptions include: deficiency certificates issued in the discretion of the Governor (however, the deficiency certificates may not exceed $500,000 in any fiscal year); and debts to repel invasion, suppress insurrection or to defend the State in the event of war.

To ensure a balanced annual budget, the State Constitution provides procedures for certification by the State Board of Equalization of revenues received in the previous fiscal year and amounts available for appropriation based on a determination of revenues to be received by the State in the General Revenue Fund in the next ensuing fiscal year.

Beginning July 1, 1985, surplus funds were placed in a Constitutional Reserve Fund until the Reserve Fund equaled 10% of the General Revenue Fund certification for the preceding fiscal year. This Fund balance currently stands at $45.6 million, with $78.5 million projected for fiscal year 1997.

Oklahoma's General Revenue Fund forecast for fiscal year 1996 estimated receipts would total $3.673 billion, an increase of $160 million or 4.5% above the actual collections for fiscal year 1995.

The estimate anticipated that total revenue in fiscal year 1997 from the General Revenue Fund's four major tax sources would show an increase of $142.7 million or 4.5% above the 1996 projection. Revenue from the four major taxes was estimated at 86.3% of total General Revenue Fund receipts.

Other receipts are expected to yield $525.1 million, which is 13.7% of the fiscal year 1997 General Revenue Fund. Several sources in the "other receipts" category were expected to show increases with earnings on investments estimated at $73.4 million for 1997.

Governmental expense budgeting provisions in Oklahoma are conservative, basically requiring a balanced budget each fiscal year unless a debt is approved by a vote of the people providing for the collection of a direct annual tax to pay the debt. Certain limited exceptions include: deficiency certificates issued in the discretion of the Governor (however, the deficiency certificates may not exceed $500,000 in any fiscal year); and debts to repel invasion, suppress insurrection or to defend the State in the event of war.

To ensure a balanced annual budget, the State Constitution provides procedures for certification by the State Board of Equalization of revenues received in the previous fiscal year and amounts available for appropriation based on a determination of revenues to be received by the State in the General Revenue Fund in the next ensuing fiscal year.

Beginning July 1, 1985, surplus funds were to be placed in a Constitutional Reserve Fund until the Reserve Fund equals 10% of the General Revenue Fund certification for the preceding fiscal year.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Oklahoma IM-IT Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Oklahoma IM-IT Trust to pay interest on or principal of the Bonds.

For a discussion of the Federal tax status of income earned on Oklahoma Trust Units, see "Other Matters--Federal Tax Status" .

The assets of the Oklahoma IM-IT Trust will consist of interest-bearing obligations issued by or on behalf of the State of Oklahoma (the "
State" ) or counties, municipalities, authorities or political subdivisions thereof (the "Oklahoma Bonds" ) or by the Commonwealth of Puerto Rico,
Guam and the United States Virgin Islands (the "Possession Bonds" ) (collectively, the "Bonds" ). At the respective times of issuance of the Oklahoma Bonds, certain, but not necessarily all, of the issues of the Oklahoma Bonds may have been accompanied by an opinion of bond counsel to the respective issuing authorities that interest on such Oklahoma Bonds (the " Oklahoma Tax-Exempt Bonds" ) are exempt from the income tax imposed by the State of Oklahoma that is applicable to individuals and corporations (the " Oklahoma State Income Tax" ). The Trust may include Oklahoma Bonds the interest on which is subject to the Oklahoma State Income Tax (the "
Oklahoma Taxable Bonds" ). See "Portfolio" which indicates by footnote which Oklahoma Bonds are Oklahoma Tax-Exempt Bonds (all other Oklahoma Bonds included in the portfolio are Oklahoma Taxable Bonds).

Neither the Sponsor nor its counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for Federal income tax purposes and (iii) interest on the Oklahoma Tax-Exempt Bonds, if received directly by a Unitholder, would be exempt from the Oklahoma State Income Tax. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the Oklahoma Tax-Exempt Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the Oklahoma State Income Tax. Neither the Sponsor nor its counsel has made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full time residents of Oklahoma.

In the opinion of Chapman and Cutler, Special Counsel to the Fund for Oklahoma tax matters, under existing laws as of the date of this Prospectus and based upon the assumptions set forth above:

For Oklahoma State Income Tax purposes, the Trust is not an association taxable as a corporation, each Unitholder of the Trust will be treated as the owner of a pro rata portion of the Trust and the income of such portion of the Trust will be treated as the income of the Unitholder.

Interest paid and original issue discount, if any, on the Bonds which would be exempt from the Oklahoma State Income Tax if received directly by a Unitholder will be exempt from the Oklahoma State Income Tax when received by the Trust and distributed to such Unitholder. A Unitholder's pro rata portion of any interest paid and original issue discount, if any, on the Bonds which would be subject to the Oklahoma State Income Tax if received directly by a Unitholder, including, for example interest paid and original issue discount, if any, on the Oklahoma Taxable Bonds, will be taxable to such Unitholder for Oklahoma State Income Tax purposes when received by the Trust.

To the extent that interest paid and original issue discount, if any, derived from the Trust by a Unitholder with respect to Possession Bonds is excludable from gross income for Federal income tax purposes pursuant to 48 U.S.C.
Section 745, 48 U.S.C. Section 1423a, and 48 U.S.C. Section 1403, such interest paid and original issue discount, if any, will not be subject to the Oklahoma State Income Tax.

Each Unitholder of the Trust will recognize gain or loss for Oklahoma State Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale, or otherwise) or if the Unitholder redeems or sells Units of the Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for Federal income tax purposes. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to their original cost.

Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that any insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for Federal income tax purposes should be excludable from the Oklahoma State Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the Trust provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

The Oklahoma State Income Tax does not permit a deduction of interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Trust, the interest on which is exempt from such tax.

Although no opinion is expressed herein, we have been informally advised by the Oklahoma Tax Commission that the Trust, in part because of its status as a "grantor trust" for Federal income tax purposes, should not be subject to the Oklahoma state franchise tax.

The scope of this opinion is expressly limited to the matters set forth herein, and we express no other opinions of law with respect to the state or local taxation of the Trust, the purchase, ownership or disposition of Units or the Unitholders under Oklahoma law.

Pennsylvania Trusts

Investors should be aware of certain factors that might affect the financial conditions of the Commonwealth of Pennsylvania. Pennsylvania historically has been identified as a heavy industry state although that reputation has changed recently as the industrial composition of the Commonwealth diversified when the coal, steel and railroad industries began to decline. A more diversified economy was necessary as the traditionally strong industries in the Commonwealth declined due to a long-term shift in jobs, investment and workers away from the northeast part of the nation. The major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, accounting for more than $3.6 billion in crop and livestock products annually, while agribusiness and food related industries support $39 billion in economic activity annually.

Non-agricultural employment in the Commonwealth over the ten years ending in 1995 increased at an annual rate of 1.02%. This rate compares to a 0.36% rate for the Middle Atlantic region and a 1.8% rate for the United States during the same period. For the last three years employment in the Commonwealth has increased 3.4%.

Non-manufacturing employment has increased in recent years to 82.1% of total Commonwealth employment in 1995 and to 82.5% as of December 1996. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.9% of 1995 non-agricultural employment and 17.5% as of December 1996, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1995 the services sector accounted for 30.4% of all non-agricultural employment while the trade sector accounted for 22.8%.

From 1983 to 1989, Pennsylvania's annual average unemployment rate dropped from 11.8% to 4.5%, falling below the national rate in 1986 for the first time in over a decade. Pennsylvania's annual average unemployment rate remained below the national average from 1986 until 1990. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1% in 1993. As of January 1997, the seasonally adjusted unemployment rate for the Commonwealth was 4.7% compared to 5.4% for the United States.

It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting. A budgetary basis of accounting is used for the purpose of ensuring compliance with the enacted operating budget and is governed by applicable statutes of the Commonwealth and by administrative procedures. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles (" GAAP" ). The budgetary basis financial information maintained by the Commonwealth to monitor and enforce budgetary control is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

Financial Condition and Results of Operations. The fiscal years 1992 through 1996 were years of recovery for Pennsylvania from the recession in 1990 and 1991. The recovery fiscal years were characterized by modest economic growth and low inflation rates in the Commonwealth. These economic conditions, combined with several years of tax reductions following the various tax rate increases and tax base expansions enacted in fiscal 1991 for the General Fund, produced modest increases in Pennsylvania's tax revenues during the period.
Tax revenues from fiscal 1992 through fiscal 1996 rose at an annual average rate of 2.8 percent. Total revenues and other income sources increased during this period by an average annual rate of 3.3 percent. Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at a 4.4 percent annual rate, led by annual average increases of 14.2 percent for protection of persons and property program costs and 11.4 percent for capital outlay costs. Expenditure reductions for fiscal 1996 from the previous fiscal year for operating transfers out and for conservation of natural resources program costs were the result of accounting changes affecting the General Fund and the Motor License Fund and a recategorization of expenditures due to a departmental restructuring in the General Fund. At the close of fiscal 1996, the fund balance for the governmental fund types totaled $1,986.3 million, an increase of $58.7 million over fiscal 1995 and $758.5 million over fiscal 1992.

Financial Results for Recent Fiscal Years (GAAP Basis). The five- year period from fiscal 1992 through fiscal 1996 recorded a 4.6 percent average annual increase in revenues and other sources, led by an average annual increase of
13.2 percent for intergovernmental revenues. The increase for intergovernmental revenues in fiscal 1996 is partly due to an accounting change. Tax revenues during the five-year period increased an average of 2.5 percent as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained the growth of tax revenues. The tax reduction measures followed a $2.7 billion tax increase measure adopted for the 1992 fiscal year.

Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at an average annual rate of 6.0 percent led by increases of 14.2 percent for protection of persons and property program costs. The costs of a prison expansion program and other correctional program expenses are responsible for the large percentage increase. A reduction in debt service costs at an average annual rate of 29.1 percent over the five-year period is a result of reduced short-term borrowing for cash flow purposes. Improved financial results and structural cash flow modifications contributed to the lower borrowing. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.6 percent increase for public health and welfare costs for the five year period.

The fund balance at June 30, 1996 totaled $635.2 million, a $547.7 million increase from a balance of $87.5 million at June 30, 1992.

Fiscal 1994 Financial Results. GAAP Basis: The fund balance increased $194.0 million due largely to an increased reserve for encumbrances and an increase in other designated funds. The unreserved-undesignated balance increased by $14.8 million to $72.2 million. Revenues and other sources increased by 1.8% over the prior fiscal year while expenditures and other uses increased by 4.3%. Consequently, the operating surplus declined to $179.4 million for fiscal 1994 from $686.3 million for fiscal 1993.

Budgetary Basis: Commonwealth revenues during the fiscal year totalled $15,210.7 million, $38.6 million above the fiscal year estimate, and 3.9% over Commonwealth revenues during the previous fiscal year. The sales tax was an important contributor to the higher than estimated revenues. Collections from the sales tax were $5.124 billion, a 6.1% increase from the prior fiscal year and $81.3 million above estimate. The strength of collections from the sales tax offset the lower than budgeted performance of the personal income tax which ended the fiscal year $74.4 million below estimate. The shortfall in the personal income tax was largely due to shortfalls in income not subject to withholding such as interest, dividends and other income.

Expenditures, excluding pooled financing expenditures and net of all fiscal 1994 appropriation lapses, totalled $14,934.4 million representing a 7.2% increase over fiscal 1993 expenditures. Medical assistance and corrections spending contributed to the rate of spending growth for the fiscal year.

The Commonwealth maintained an operating balance on a budgetary basis for fiscal 1994 producing a fiscal year ending unappropriated surplus of $335.8 million.

Fiscal 1995 Financial Results (Budgetary Basis). Commonwealth revenues for the 1995 fiscal year were above estimate and exceeded fiscal year expenditures and encumbrances. Fiscal 1995 was the fourth consecutive fiscal year the Commonwealth reported an increase in the fiscal year-end unappropriated balance. Prior to reserves for transfer to the Tax Stabilization Reserve Fund, the fiscal 1995 closing unappropriated surplus was $540.0 million, an increase of $204.2 million over the fiscal 1994 closing unappropriated surplus prior to transfers.

Commonwealth revenues during the 1995 fiscal year were $459.4 million, 2.9 percent above the estimate of revenues used at the time the 1995 fiscal year budget was enacted. Corporation taxes contributed $329.4 million of the additional receipts largely due to higher receipts from the corporate net income tax. Fiscal 1995 revenues from the corporate net income tax were 22.6 percent over collections in fiscal 1994 and include the effects of the reduction of the tax rate from 12.25 percent to 11.99 percent that became effective with tax years beginning on and after January 1, 1994. The sales and use tax and miscellaneous revenues also showed strong year-over-year growth that produced above-estimate revenue collections. Sales and use tax revenues were $5,526.9 million, $128.8 million above the enacted budget estimate and
7.9 percent over fiscal 1994 collections. Tax receipts from both motor vehicle and non-motor vehicle sales contributed to the higher collections. Miscellaneous revenue collections for fiscal 1995 were $183.5 million, $44.9 million above estimate and were largely due to additional investment earnings, escheat revenues and other miscellaneous revenues.

Fiscal 1996 Financial Results (Budgetary Basis). Commonwealth revenues (prior to tax refunds) for the 1996 fiscal year increased by $113.9 million over the prior fiscal year to $16,338.5 million representing a growth rate of 0.7 percent. Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. The Commonwealth has estimated that tax changes enacted for the 1996 fiscal year reduced Commonwealth revenues by $283.4 million representing 1.7 percentage points of fiscal 1996 growth in Commonwealth revenues. The most significant tax changes enacted for the 1996 fiscal year were (i) the reduction of the corporate net income tax rate to 9.99 percent; (ii) double weighing of the sales factor of the corporate net income apportionment calculation; (iii) an increase in the maximum annual allowance for a net operating loss deduction from $0.5 million to $1.0 million; (iv) an increase in the basic exemption amount for the capital stock and franchise tax; (v) the repeal of the tax on annuities; and
(vi) the elimination of inheritance tax on transfers of certain property to surviving spouses.

Among the major sources of Commonwealth revenues for the 1996 fiscal year, corporate tax receipts declined $338.4 million from receipts in the prior fiscal year, largely due to the various tax changes enacted for these taxes. Corporate tax changes were enacted to reduce the cost of doing business in Pennsylvania for the purpose of encouraging business to remain in Pennsylvania and to expand employment opportunities within the state. Sales and use tax receipts for the fiscal year increased $155.5 million, or 2.8 percent, over receipts during fiscal 1995. All of the increase was produced by the non-motor vehicle portion of the tax as receipts from the sale of motor vehicles declined slightly for fiscal 1996. Personal income tax receipts for the fiscal year increased $291.1 million, or 5.7 percent, over receipts during fiscal 1995. Personal income tax receipts were aided by a 10.2 percent increase in nonwithholding tax payments which generally are comprised of quarterly estimated and annual final return tax payments. Non-tax receipts for the fiscal year increased $23.7 million for the fiscal year. Included in that increase was $67 million in net receipts from a tax amnesty program that was available for a portion of the 1996 fiscal year. Some portion of the tax amnesty receipts represent normal collections of delinquent taxes. The tax amnesty program is not expected to be repeated.

The unappropriated surplus (prior to transfers to Tax Stabilization Reserve
Fund) at the close of the fiscal year for the General Fund was $183.8 million, $65.5 million above estimate. Transfers to the Tax Stabilization Reserve Fund from fiscal 1996 operations will be $27.6 million. This amount represents the fifteen percent of the fiscal year ending unappropriated surplus transfer provided under current law. With the addition of this transfer and anticipated interest earnings, the Tax Stabilization Reserve Fund balance will be $211 million.

Fiscal 1997 Budget. The enacted fiscal 1997 budget provides for expenditures from Commonwealth revenues of $16,375.8 million, an increase of 0.6% over appropriated amounts from Commonwealth revenues for fiscal 1996. The fiscal 1997 budget is based on anticipated Commonwealth revenues before refunds of $16,744.5 million, an increase over actual fiscal 1996 revenues of 2.5 percent.

Increased authorized spending for fiscal 1997 is driven largely by increased costs of the corrections and the probation and parole programs. Continuation of the trend of rapidly rising inmate populations increases operating costs for correctional facilities and requires the opening of new facilities. The fiscal 1997 budget contains an appropriation increase in excess of $110 million for these programs. The approved budget also contains some departmental restructurings. The Department of Community Affairs was eliminated with certain of its programs transferred to the Department of Commerce that has been renamed the Department of Community and Economic Development. In addition to assuming some of the community programs, a significant restructuring of the economic development programs was completed with the establishment of the new Department of Community and Economic Development. Although the departmental restructurings are estimated to save approximately $8 million, a $25 million increase in funds was committed to economic and community development programs for fiscal 1997.

Providing funding for these program increases in a fiscal year budget where appropriations increased by only $96.7 million, or 0.6 percent, required reductions and savings in other programs funded from the General Fund. A major reform of the current welfare system was enacted in May 1996 to encourage recipients toward self-sufficiency through work requirements, to provide temporary support for families showing personal responsibility and to maintain safeguards for those who cannot help themselves. Net savings to the fiscal 1997 budget of $176.5 million is anticipated. Many of these savings are redirected in the fiscal 1997 budget toward providing additional support services to those working and seeking work. Of the net savings, $21 million is committed to job training opportunities and an additional $69 million towards making day care services available to welfare recipients for work opportunities. The fiscal 1997 budget also provides additional funding without requiring additional appropriations. An actuarial reduction of 112 basis points in the employer contribution rate is estimated to save school districts approximately $21 million for the fiscal year. Additional savings can be expected to be realized by school districts from legislated changes to teacher sabbatical leaves and worker's compensation insurance.

Proposed Fiscal 1998 Budget. On February 4, 1997, the Governor presented his proposed General Fund budget for fiscal 1998 to the General Assembly. Revenue estimates in the proposed budget were developed using a national economic forecast with projected annual growth rates below two percent. Total Commonwealth revenues before reductions for refunds and proposed tax changes are estimated to be $17,339.2 billion, 2.4 percent above revised estimates for fiscal 1997. Proposed appropriations against those revenues total $16,915.7 million, a 2.7 percent increase over currently estimated fiscal 1997 appropriations. As proposed, the fiscal 1998 budget assumes the draw down of the currently estimated $177.6 million unappropriated surplus at June 30, 1997; however, no appropriation lapses are included in this projection. Four tax law proposals and a proposed increase transfer of taxes to a special purpose are included in the proposed budget. Together these items are estimated to reduce fiscal 1998 Commonwealth revenues by $66.9 million. All require legislative enactment. The General Assembly is reviewing the proposed budget in hearings before its committees. The General Assembly may change, eliminate or add amounts and items to the Governor's proposed budget and there can be no assurance that the budget, as prepared by the Governor, will be enacted into law.

All outstanding general obligation bonds of the Commonwealth are rated AA- by S&P and A1 by Moody's.

Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

The City of Philadelphia ("Philadelphia" ) is the largest city in the Commonwealth, with an estimated population of 1,585,577 according to the 1990 Census. Philadelphia functions both as a city of the first class and a county for the purpose of administering various governmental programs.

For the fiscal year ending June 30, 1992, Philadelphia experienced a cumulative General Fund balance deficit of $71.4 million.

Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA" ) to assist first class cities in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June, 1991. PICA is designed to provide assistance through the issuance of funding debt to liquidate budget deficits and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 30, 1996.

As of February 28, 1997, PICA has issued approximately $1,761.7 million of its Special Tax Revenue Bonds to provide financial assistance to Philadelphia, to liquidate the cumulative General Fund balance deficit, to refund certain general obligation bonds of the City and to fund additional capital projects. No further PICA bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired on December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,146.2 million in Special Tax Revenue Bonds outstanding as of June 30, 1996.

The audited General fund balance of the City as of June 30, 1994, 1995 and 1996 showed a surplus of approximately $15.4 million, $80.5 million and $118.5 million, respectively.

As of the date hereof, the ratings on the City's long-term obligations supported by payments from the City's General Fund are rated Ba by Moody's and BB by S&P. S&P's rating on Philadelphia's general obligation bonds is "BBB-" and Moody's rating is "Baa." Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds in the Pennsylvania IM-IT Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Pennsylvania IM-IT Trust to pay interest on or principal of the Bonds.

At the time of the closing for each Pennsylvania Trust, Special Counsel to each Pennsylvania Trust for Pennsylvania tax matters rendered an opinion under then existing Pennsylvania income tax law applicable to taxpayers whose income is subject to Pennsylvania income taxation substantially to the effect that:

In the opinion of Chapman and Cutler, special counsel for the Pennsylvania Trust for Pennsylvania tax matters, under existing law:

We have examined certain laws of the State of Pennsylvania (the "State"
) to determine their applicability to the Pennsylvania Trust (the " Pennsylvania Trust" ) and to the holders of Units in the Pennsylvania Trust who are residents of the State of Pennsylvania (the "Unitholders" ).
The assets of the Pennsylvania Trust will consist of interest-bearing obligations issued by or on behalf of the State, any public authority, commission, board or other agency created by the State or a political subdivision of the State, or political subdivisions thereof (the "
Bonds" ). Distributions of income with respect to the Bonds received by the Pennsylvania Trust will be made monthly.

Although we express no opinion with respect thereto, in rendering the opinion expressed herein, we have assumed that: (i) the Bonds were validly issued by the State or its municipalities, as the case may be, (ii) the interest thereon is excludable from gross income for federal income tax purposes, (iii) the interest thereon is exempt from Pennsylvania State and local taxes and (iv) the Bonds are exempt from county personal property taxes. This opinion does not address the taxation of persons other than full-time residents of Pennsylvania.

Based on the foregoing, and review and consideration of existing State laws as of this date, it is our opinion, and we herewith advise you, as follows:

(1)The Pennsylvania Trust will have no tax liability for purposes of the personal income tax (the "Personal Income Tax" ), the corporate income tax (the "Corporate Income Tax" ) and the capital stock-franchise tax
(the "Franchise Tax" ), all of which are imposed under the Pennsylvania
Tax Reform Code of 1971, or the Philadelphia School District Investment Net Income Tax (the "Philadelphia School Tax" ) imposed under Section
19-1804 of the Philadelphia Code of Ordinances.

(2)Interest on the Bonds, net of Pennsylvania Trust expenses, which is exempt from the Personal Income Tax when received by the Pennsylvania Trust and which would be exempt from such tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the Pennsylvania Trust and distributed to such Unitholder. Interest on the Bonds which is exempt from the Corporate Income Tax and the Philadelphia School Tax when received by the Pennsylvania Trust and which would be exempt from such taxes if received directly by a Unitholder, will retain its status as exempt from such taxes when received by the Pennsylvania Trust and distributed to such Unitholder.

(3)Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994, will be taxable for purposes of the Personal Income Tax and the Corporate Income Tax. No opinion is expressed with respect to the taxation of distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued before February 1, 1994.

(4)Distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond will be exempt from the Philadelphia School Tax if the Bond was held by the Pennsylvania Trust for a period of more than six months and the Unitholder held his Unit for more than six months before the disposition of the Bond. If, however, the Bond was held by the Pennsylvania Trust or the Unit was held by the Unitholder for a period of less than six months, then distributions from the Pennsylvania Trust attributable to capital gains recognized by the Pennsylvania Trust upon its disposition of a Bond issued on or after February 1, 1994 will be taxable for purposes of the Philadelphia School Tax; no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

(5)Insurance proceeds paid under policies which represent maturing interest on defaulted obligations will be exempt from the Corporate Income Tax to the same extent as such amounts are excluded from gross income for federal income tax purposes. No opinion is expressed with respect to whether such insurance proceeds are exempt from the Personal Income Tax or the Philadelphia School Tax.

(6)Each Unitholder will recognize gain for purposes of the Corporate Income Tax if the Unitholder redeems or sells Units of the Pennsylvania Trust to the extent that such a transaction results in a recognized gain to such Unitholder for federal income tax purposes and such gain is attributable to Bonds issued on or after February 1, 1994. No opinion is expressed with respect to the taxation of gains realized by a Unitholder on the sale or redemption of a Unit to the extent such gain is attributable to Bonds issued prior to February 1, 1994.

(7)A Unitholder's gain on the sale or redemption of a Unit will be subject to the Personal Income Tax, except that no opinion is expressed with respect to the taxation of any such gain to the extent it is attributable to Bonds issued prior to February 1, 1994.

(8)A Unitholder's gain upon a redemption or sale of Units will be exempt from the Philadelphia School Tax if the Unitholder held his Unit for more than six months and the gain is attributable to Bonds held by the Pennsylvania Trust for a period of more than six months. If, however, the Unit was held by the Unitholder for less than six months or the gain is attributable to Bonds held by the Pennsylvania Trust for a period of less than six months, then the gains will be subject to the Philadelphia School Tax; except that no opinion is expressed with respect to the taxation of any such gains attributable to Bonds issued before February 1, 1994.

(9)The Bonds will not be subject to taxation under the County Personal Property Tax Act of June 17, 1913 (the "Personal Property Tax" ).
Personal property taxes in Pennsylvania are imposed and administered locally, and thus no assurance can be given as to whether Units will be subject to the Personal Property Tax in a particular jurisdiction. However, in our opinion, Units should not be subject to the Personal Property Tax.

Unitholders should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry Units is not deductible for purposes of the Personal Income Tax, the Corporate Income Tax or the Philadelphia School Tax.

We have not examined any of the Bonds to be deposited and held in the Pennsylvania Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Pennsylvania law. Ownership of the Units may result in collateral Pennsylvania tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Tennessee Trusts

The following brief summary regarding the economy of Tennessee is based upon information drawn from publicly available sources and is included for the purpose of providing information about general economic conditions that may or may not affect issuers of the Tennessee obligations. The Sponsor has not independently verified any of the information contained in such publicly available documents.

The State Constitution of Tennessee requires a balanced budget. No legal authority exists for deficit spending from operating purposes beyond the end of a fiscal year. Tennessee law permits tax anticipation borrowing but any amount borrowed must be repaid during the fiscal year for which the borrowing was done. Tennessee has not issued any debt for operating purposes during recent years with the exception of some advances which were made from the Federal Unemployment Trust Fund in 1984. No such advances are now outstanding nor is borrowing of any type for operating purposes contemplated.

The State Constitution of Tennessee forbids the expenditure of the proceeds of any debt obligation for a purpose other than the purpose for which it was authorized by statute. Under State law, the term of bonds authorized and issued cannot exceed the expected life of the projects being financed. Furthermore, the amount of a debt obligation cannot exceed the amount authorized by the General Assembly.

Tennessee has a diverse agricultural sector. Both corn and nursery operations have ranked fourth and fifth (often switching places) in terms of cash receipts for Tennessee farmers since 1990. Other important crops include wheat, floriculture, hay, and vegetables. Moreover, cattle operations generate more income in the aggregate than any other single commodity in Tennessee. In all, production agriculture generates more than $2 billion in annual cash receipts for Tennessee farmers. Farm profit in recent years, however, has fluctuated sharply from a $799 million peak in net cash income for 1992's record production year to $614.7 million in 1995. Net cash income for 1996 was expected to be substantially higher than 1995 due to the second consecutive year of high prices for many crops.

The 1997 year is the first full year under the 1996 farm bill, which radically changed the character of federal income support for agriculture. Overall, Tennessee will benefit from the bill, especially in the next few years when federal payments are substantially higher than what farmers would have received under the old policy regime. Yet, production shifting (i.e., cotton to corn and wheat) is expected to cost the state $29.1 million in total income and output, as well as a loss of an estimated 231 jobs. These changes may result in significant economic impacts for the regions and industries in which they are centralized.

Tennessee has experienced a slowdown in the economy during the last several years. The most prominent is the loss of over 14,000 jobs in the state's nondurable goods manufacturing sector between the third quarter of 1995 and the third quarter of 1996. According to the University of Tennessee's Center for Business and Economic Research, job growth between the third period of 1995 and 1996, at 2.3%, fell a full percentage point below the growth registered in the prior three years. Also, state sales tax collections grew only 5.9% in 1995-96 and are growing at a similar rate in 1997, versus 9.7% in 1994-95. Despite these trouble spots, the state's unemployment rate in 1995 and 1996 was 5.2% and 4.9%, respectively, compared to the national unemployment rates of 5.6% and 5.4%, respectively. Also, there is strong job growth outside of the manufacturing sector and significant population growth of 7.8% between 1990 and 1995 versus 5.6% for the U.S.

Overall, employment growth has slipped by a full percentage point, with few sectors avoiding the slowdown. Only the government and construction sectors show stronger growth than in earlier years. At the end of 1996, non-agricultural employment is expected to grow 2.5% and nominal personal income is expected to have increased 4.6%. Thus, Tennessee will have outperformed the U.S. job growth rate of 2.0%, but trail in personal growth of 5.4%.

The short-term economic outlook calls for stable and moderate economic growth for Tennessee through 1998, similar to projections for the national economy. Nonagricultural employment is expected to grow 2.0% in 1997 and 2.1% in 1998, considerably lower than the 3.4% average gain registered between 1993 and 1996. Job growth is expected to be somewhat slower for the national economy, climbing 1.7% in 1997 and 1.4% in 1998.

Tennessee's construction sector is expected to lead all sectors in job growth, predicted at over 4% in the next two years. The trade sector will grow 3.2% in 1997 and 3.0% in 1998. The services sector, the largest employment sector of the state economy (accounting for one of four nonagricultural jobs in 1996) will expand at a 3.4% pace in 1997 and will grow 3.2% in 1998. Job growth in finance, insurance and real estate will be in the 2.0-2.3% range, while employment in transportation, communication and public utilities will be 1.0% in 1997 and 1998. The state's manufacturing sector, contributing one out of every five state jobs, will fall 0.1% in 1997 and rebound 0.5% in 1998. Unfortunately, nondurable goods employment is expected to decrease over the next few years, with job losses totaling 3,300 in 1997 and 1,500 in 1998. The textile, apparel and leather sectors have borne most of the recent job losses. The job losses in 1995-96 came as a surprise and further unanticipated losses may arise in the future. The state's durable goods manufacturing sector, however, is forecast to increase 1.0% in 1997 and 1.4% in 1998.

Tennessee's unemployment rate is predicted at 5.1% in both 1997 and 1998. The U.S. unemployment rate is projected to be 5.5% in 1997, rising to 5.8% in 1998.

The state economy has enjoyed strong growth in personal income in the last several years. In particular, total personal income growth and per capita personal income growth between 1993 and 1995 have surpassed growth for the U.S. economy. However, the margin narrowed in 1995 as U.S. economic growth accelerated and Tennessee's strong growth slowed.

Tennessee led all of the southeastern states in per capita personal income growth between 1985 and 1993 and surpassed U.S. growth by a full percentage point. From 1994-95, Tennessee's per capita personal income increased 5.3% to $21,038, which was slightly higher than the southeast's average of $20,970. In 1995-96, Tennessee's per capita personal income increased 3.16% to $21,705. In both 1995 and 1996, Tennessee's per capita personal income was 91% of the national average.

Growth in nominal Tennessee personal income is projected at 5.5% and 5.4% in 1997 and 1998, respectively. This is much slower than the 7% rate in both 1994 and 1995, but an improvement over the 4.5% rate in 1996. Nominal per capita personal income is forecast to be up 4.2% and 4.1% in 1997 and 1998, respectively, comparing well to the 3.5% and 3.8% growth rates projected for the national economy.

Wage and salary income will advance 5.6% in 1997 and 5.3% in 1998. Roughly comparable growth will be recorded by other labor income. Proprietor's income is expected to increase 5.7% and 7.1% in the following two years, while rent, interest and dividend income will grow 5.5% and 4.8% in 1997 and 1998, respectively.

Sales tax revenue grew nearly 14% in 1992-93. This figure sharply declined for fiscal year 1995-96 when the growth rate was only 5.9%. Taxable sales are forecast to increase 4.5% in 1997 and 4.6% in 1998.

The actual state budget for fiscal year 1995-96 was $13.331 billion and the estimated state budget for 1996-97 is $14.529 billion. Actual General Fund revenue for fiscal year 1995-96 was $11,343.9 million. Actual General Fund appropriations were $5,311.5 million. Estimated revenue for the General Fund for fiscal year 1996-97 is $12,061.0 million, an increase of $717.1 million or 6.3%. Estimated appropriations in the General Fund for 1996-97 are $5,735 million, an increase of $423.5 million or 8%.

Total state revenue for fiscal year 1996-97 is estimated at $6,887.5 million, an increase of 4.7% from 1995-96. Of this amount, approximately 91.8% or $6,323.1 million is scheduled to be obtained from taxes, each of which will generate a certain percentage of the total revenues as follows: sales (56.2%); franchise and excise (12.7%); gasoline and gasoline inspection (8.8%); gross receipts and privilege (4.2%); motor vehicle (3%); income and inheritance (2.5%); motor fuel (1.9%); tobacco, beer, and alcoholic beverages (1.9%) and all other taxes (.6%). Of the total state revenue, approximately 41.5% or $2,854.7 is estimated from the general fund.

The recommended state budget for fiscal year 1997-98 is $14.420 billion which is $109.6 million less than 1996-97. Recommended General Fund revenues for fiscal year 1997-98 are $12,329.2 million and appropriations are $5,993.3 million. The revenue increase from the prior fiscal year is $268.2 million or 2.2% and the increase in appropriations is $258.4 million, or 4.5%.

Total state revenue for fiscal year 1997-98 is estimated at $7,156 million. Approximately 92% or $6,588.8 million of this amount is projected to be from taxes. The top three state tax revenue producers are expected to be sales and use tax at 56.7% or $4,057.1 million of total state revenue, franchise and excise tax at 12.8% or $913.2 million, and gasoline/gasoline inspection tax at 8.6% or $615.7 million. Approximately 41.5% or $2,966.4 million of the total state revenue is expected to be in the General Fund.

For Fiscal Year 1997-98, State revenues are scheduled to be allocated in the following percentages: education (45%); health and social services (23.5%); transportation, business, and economic development (10.4%); law, safety and correction (9.2%); general government (2.6%); and resources and regulation (2.5%).

Tennessee's general obligation bonds are rated Aaa by Moody's and AA+ by Standard & Poor's. Tennessee's smallest counties have Moody's lowest rating due to these rural counties' limited economies that make them vulnerable to economic downturns. Tennessee's four largest counties have the second highest of Moody's nine investment grades.

The state sold general obligation bonds in the amount of $113.2 million in fiscal year 1995-96. This issue increased Tennessee's total general obligation bond debt at June 30, 1996 to $767,971,000. Approximately 99.9% of this debt was issued to provide funding for institutional and building construction with the remaining .1% for highways. Total authorized but unissued bonds for fiscal year 1996-97 is $1,413,755,000. The 1997-98 proposed fiscal year budget recommends the authorization of an additional $75 million in highway bonds, and $60.8 million in institutional and building bonds to finance capital projects.

Tennessee is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. The Tennessee Supreme Court affirmed a case in which the lower court found that the Tennessee Department of Revenue improperly defined non-business earnings for tax purposes. Although this case involved only $925,000, its outcome could affect future cases and could have a detrimental impact to Tennessee's revenue base. The Tennessee Supreme Court also reversed a similar case in which the lower court found that the taxpayer's partial sale of business holdings resulted in taxable business income. Although the Tennessee Supreme Court differentiated this case from the previous one, these cases may create future litigation challenging
Tennessee's corporate tax and impacting revenue.

The foregoing information does not purport to be a complete or exhaustive description of all the conditions to which the issuers of Bonds in the Tennessee IM-IT Trust are subject. Many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. Since certain Bonds in the Tennessee IM-IT Trust (other than general obligation bonds issued by the State) are payable from revenue derived from a specific source or authority, the impact of a pronounced decline in the national economy or difficulties in significant industries within the State could result in a decrease in the amount of revenues realized from such source or by such authority and thus adversely affect the ability of the respective issuers of the Bonds in the Tennessee IM-IT Trust to pay the debt service requirements on the Bonds. Similarly, such adverse economic developments could result in a decrease in tax revenues realized by the State and thus could adversely affect the ability of the State to pay the debt service requirements of any Tennessee general obligation bonds in the Tennessee IM-IT Trust. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Tennessee IM-IT Trust to pay interest on or principal of the Bonds.

For a discussion of the federal tax status of income earned on Tennessee Trust Units, see "Federal Tax Status."

The assets of the Tennessee IM-IT Trust will consist of bonds issued by the State of Tennessee (the "State" ) or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds" ) or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds" ) (collectively, the "
Bonds" ).

Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds" ). If it were determined that the Trust held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from the Trust would be taxable to Unitholders for Tennessee Income Tax purposes.

Further, this provision appears only to provide an exemption for distributions that relate to interest income, distributions by the Trust that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as the Tennessee Trust that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter" ), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee IM-IT Trusts. The occurrence of such an event could cause distributions of interest income from the Trust to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard.

In the opinion of Special Counsel to the Sponsor, under existing Tennessee State law as of the date of this prospectus:

For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by
Section 67-4-806 (the "State Corporate Income Tax" ), and the Tennessee Franchise Tax imposed by Section 67-4-903, the Tennessee IM-IT Trust will not be subject to such taxes.

For Hall Income Tax purposes, a proportionate share of such distributions from the Tennessee IM-IT Trust to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from the Trust to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from the Tennessee IM-IT Trust attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

For Tennessee State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludible from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of the Tennessee IM-IT Trust (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee IM-IT Trust) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from the Tennessee IM-IT Trust (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by the Tennessee IM-IT Trust) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to the Tennessee IM-IT Trust, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

For purposes of the Tennessee Property Tax, the Tennessee IM-IT Trust will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by the Tennessee IM-IT Trust (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

We have not examined any of the Bonds to be deposited and held in the Tennessee Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder.

Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision under Tennessee law. Ownership of the Units may result in collateral tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

Texas Trusts

Historically, the primary sources of the State's revenues have been sales taxes, mineral severance taxes and federal grants. Due to the collapse of oil and gas prices in 1986 and a resulting enactment by recent legislatures of new tax measures, including those increasing the rates of existing taxes and expanding the tax base for certain taxes, there has been a reordering in the relative importance of the State's taxes in terms of their contribution to the State's revenue in any year. Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts was the State's number one source of income in fiscal 1995. Sales tax, which had been the main source of revenue for the previous 12 years prior to fiscal 1993, was second, accounting for 26.5% of total revenues in fiscal 1995. Licenses, fees and permits is now the third largest revenue source, contributing 9.7% of total revenues in fiscal 1995. The motor fuels tax is now the State's fourth largest revenue source and the second largest tax, accounting for approximately 5.8% of total revenue in fiscal year 1995. Motor vehicle sales/rental taxes, the State's fifth largest revenue source, accounted for 4.6% of the total revenue in fiscal year 1995. The remainder of the State's revenues are derived primarily from interest and investment income and other excise taxes. The State currently has no personal or corporate income tax. The State does, however, impose a corporate franchise tax based in certain circumstances in part on a corporation's profit.

The Comptroller's estimate of total available General Revenues for 1996-97 is $48.65 billion. Of this amount, 76.2% or $37.05 billion comes from taxes, with sales tax of $21.9 billion or 59% of total taxes, motor vehicle sales and rent taxes at $4 billion or 10.8%, and the corporation franchise tax at $3.34 billion or 9%. Licenses, fees, and permits is expected to contribute $3.51 billion or 7.2% to the total General Revenue. Total available General Revenues are expected to grow to $49.97 billion in fiscal year 1998-99, a 2.7% increase. Total tax revenue is expected to increase 4.9% in the same period.

Heavy reliance on the energy and agricultural sectors for jobs and income resulted in a general downturn in the Texas economy beginning in 1982 as those industries suffered significantly. The effects of this downturn continued to adversely affect the State's real estate industry and its financial institutions for several years. As a result of these problems, the general revenue fund had a $231 million cash deficit at the beginning of the 1987 fiscal year and ended the 1987 fiscal year with a $745 million cash deficit.
In 1987, the Texas economy began to move toward a period of recovery. The expansion continued in 1988 and 1989. In fiscal year 1995, the State ended the year with a general revenue fund cash surplus of $2,110 million. This was the eighth consecutive year that Texas ended a fiscal year with a positive balance.

The 73rd Legislature meeting in 1993 passed the 1994-1995 biennial all funds budget of $70.1 billion without increasing state taxes. This was accomplished by cutting spending in certain areas and increasing federal funding. The state Comptroller estimated that total state revenues from all sources would total $74.1 billion for the 1994-1995 biennium. Actual total net revenue for fiscal year 1995 was $38.68 billion, compared to $36.7 billion for fiscal year 1994. Total expenditures for fiscal year 1995 were $39.34 billion, compared to $35.64 billion for fiscal year 1994. At the end of fiscal year 1995, the General Revenue Fund had a balance of $2.11 billion.

The 74th Legislature, which convened in 1995, passed the 1996-97 biennial budget, totaling $79.9 billion, also without raising additional taxes. The 74th Legislature relied, in part, on the State Comptroller's 1996-97 biennial estimate of a $3.0 billion balance from the 1994-95 biennium. The Comptroller has estimated that total revenues for fiscal 1996 and 1997 will be $39.2 billion and $40.6 billion, respectively. The revenue estimate for the 1996-97 biennium is based on an assumption that the Texas economy will show a steady growth.

The Biennial Revenue Estimate for 1996-97 includes a projected ending balance of $1.7 billion which is based, in part, on an assumption that all fiscal year 1997 general revenue appropriations will be spent. Thus, no estimate of unexpended balances from fiscal year 1997 general revenue appropriations is included in the forecast of revenues available for the 1998-99 biennium. Analysis of current spending needs at major state agencies revealed that a significant amount of fiscal year 1997 general revenue appropriations are not required to meet current-year needs. The Governor's Budget proposes the carry-forward of fiscal year 1997 general revenue appropriations to fiscal year 1998 in the following agencies and amounts: Department of Health $150 million, Department of Human Services $50 million, and Department of Criminal Justice $100 million, giving a total of $300 million.

The Governor's proposed budget for the 1998-99 biennium provides $84.7 billion from all funds, a $4.0 billion, or 4.9% increase from 1996- 97. Spending from general revenue for the 1997-98 biennium is expected to total $47.4 billion, a 6.3% or $2,830.7 million increase from 1996-97. Without the $1 billion in state funds for school property tax relief in 1997-98, the spending increase from the current biennium would only be 3.7% for all funds and 4.1% for the general revenue. Both percentage increases are below the Comptroller's projection of 11.1% growth in state personal income over the same period.

The Governor's proposed 1998-99 budget leaves $237.2 million unspent and available. This amount would be higher if there were no court actions affecting the sales tax. The revenue impact of two court challenges relating to the sales tax exemption for manufacturing equipment and machinery result in the potential loss of $500 million, which has been removed from the estimated revenue amounts. Should the state amend statutory tax law to reflect the historical state application of the exemption, this could restore in excess of $150 million to the revenue stream.

Because of the $1 billion provided for property tax relief and due to enhanced use of federal block grant funds, the proposed 1998-99 budget exceeds the all funds recommendations of the Legislative Budget Board, introduced in the 75th Legislature. As for the general revenue, the Governor's budget proposal is almost $530 million below the recommendations of the Legislative Budget Board, adjusting for the property tax relief. Yet, the proposed budget for 1998-99 is within the estimate of available revenues prepared by the Comptroller of Public Accounts, even while reserving $1 billion for the Governor's property tax relief initiative.

Currently, the service-producing sectors (i.e., transportation and public utilities, insurance and real estate, government, trade) are the major sources of job growth in Texas, accounting for 80% of total non-farm employment and over 90% of employment growth since 1990. Also, the number of manufacturing jobs has increased 7% since 1992. This job growth is expected to be significant to future growth in Texas.

Total nonagricultural wage and salary employment (seasonally adjusted) grew 2.44% from December 1995 to December 1996. During this period, the goods-producing industry showed job growth of 1.52% and the service-producing industry showed job growth of 2.67%. Of the goods- producing industries, construction grew 3.9% and manufacturing showed 1.01% growth. Only mining showed a decrease in employment of 1.55%. Of the service-producing industries, services showed the most growth, at 3.9%. Transportation, communications and utilities grew 2.77%, trade grew 2.16%, and finance, insurance and real estate showed 1.32% job growth. Texas is predicted to create an average of 180,000 jobs per year until 2000. Most of this growth is expected to occur in service-producing industries.

Texas's unemployment rate in 1995 of 6.0% was its lowest rate in ten years. The unemployment rate for the United States in 1995 was 5.6%. Texas's unemployment rate has dropped from 5.7% in December of 1995 to 5.0% in December 1996. The unemployment rates for the U.S. in December 1995 and December 1996 were 5.2% and 5.0% respectively.

The Texas Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes and limits the rate of such taxes for other purposes to $.35 per $100 of valuation. The Constitution also permits counties to levy, in addition to all other ad valorem taxes permitted by the Constitution, ad valorem taxes on property within the county for flood control and road purposes in an amount not to exceed $.30 per $100 of valuation. The Constitution prohibits counties, cities and towns from levying a tax rate exceeding $.80 per $100 of valuation for general fund and other specified purposes.

With certain specific exceptions, the Texas Constitution generally prohibits the creation of debt by or on behalf of the State unless the voters of the State, by constitutional amendment, authorize the issuance of debt (including general obligation indebtedness backed by the State's taxing power and full faith and credit). In excess of $9.0 billion of general obligation bonds have been authorized in Texas and almost $5.4 billion of such bonds, including revenue bonds, are currently outstanding. Many of these were issued by the Veterans' Land Board and the Texas Public Finance Authority.

Though the full faith and credit of the State are pledged for the payment of all general obligations issued by the State, much of that indebtedness is designed to be eventually self-supporting from fees, payments, and other sources of revenues; in some instances, the receipt of such revenues by certain issuing agencies has been in sufficient amounts to pay the principal of and interest on the issuer's outstanding bonds without requiring the use of appropriated funds.

Pursuant to Article 717k-2, Texas Revised Civil Statutes, as presently amended, the net effective interest rate for any issue or series of Bonds in the Texas IM-IT Trust is limited to 15%.

From the time Standard & Poor's began rating Texas general obligation bonds in 1956 until early 1986, that firm gave such bonds its highest rating, "
AAA." In April 1986, in response to the State economic problems, Standard
& Poor's downgraded its rating of Texas general obligation bonds to "
AA+." Such rating was further downgraded in July 1987 to "AA."
Moody's Investors Service, Inc. has rated Texas bonds since prior to the Great Depression. Moody's upgraded its rating of Texas general obligation bonds in 1962 from "Aa" to "Aaa" , its highest rating, following the imposition of a statewide sales tax by the Legislature. Moody's downgraded such rating to "Aa" in March 1987. No prediction can be made concerning future changes in ratings by national rating agencies of Texas general obligation bonds or concerning the effect of such ratings changes on the market for such issues.

The same economic and other factors affecting the State of Texas and its agencies also have affected cities, counties, school districts and other issuers of bonds located throughout the State. Declining revenues caused by the downturn in the Texas economy in the mid-1980s forced these various other issuers to raise taxes and cut services to achieve the balanced budget mandated by their respective charters or applicable State law requirements. Standard & Poor's and Moody's Investors Service, Inc. assign separate ratings to each issue of bonds sold by these other issuers. Such ratings may be significantly lower than the ratings assigned by such rating agencies to Texas general obligation bonds.

In March 1993, the Legislature passed a proposed constitutional amendment which would allow a limited amount of money to be "recaptured" from wealthy school districts and redistributed to property-poor school districts. However, the amendment was rejected by the voters on May 1, 1993, requiring the Legislature to develop a new school finance plan. At the end of May 1993, the legislature passed a new school finance bill that provides school districts with certain choices to achieve funding equalization. The Texas Supreme Court upheld this school finance law in January 1995.

A wide variety of Texas laws, rules and regulations affect, directly, or indirectly, the payment of interest on, or the repayment of the principal of, Bonds in the Texas IM-IT Trust. The impact of such laws and regulations on particular Bonds may vary depending upon numerous factors including, among others, the particular type of Bonds involved, the public purpose funded by the Bonds and the nature and extent of insurance or other security for payment of principal and interest on the Bonds. For example, Bonds in the Texas IM-IT Trust which are payable only from the revenues derived from a particular facility may be adversely affected by Texas laws or regulations which make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal, including, among others, laws and regulations which limit the amount of fees, rates or other charges which may be imposed for use of the facility or which increase competition among facilities of that type or which limit or otherwise have the effect of reducing the use of such facilities generally, thereby reducing the revenues generated by the particular facility. Bonds in the Texas IM-IT Trust, the payment of interest and principal on which is payable from annual appropriations, may be adversely affected by local laws or regulations that restrict the availability of monies with which to make such appropriations. Similarly, Bonds in the Texas IM-IT Trust, the payment of interest and principal on which is secured, in whole or in part, by an interest in real property may be adversely affected by declines in real estate values and by Texas laws that limit the availability of remedies or the scope of remedies available in the event of a default on such Bonds. Because of the diverse nature of such laws and regulations and the impossibility of predicting the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations, it is not presently possible to determine the impact of such laws and regulations on the Bonds in the Texas IM-IT Trust and, therefore, on the Units.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds in the Texas IM-IT Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers in the Texas IM-IT Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bond, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Texas IM-IT Trust to pay interest on or principal of the Bonds.

For a discussion of the Federal tax status of income earned on Texas Trust Units, see "Other Matters--Federal Tax Status" .

In the opinion of special counsel to the Fund, under existing Texas law:

Neither the State nor any political subdivision of the State currently imposes an income tax on individuals. Therefore, no portion of any distribution received by an individual Unitholder of the Trust in respect of his Units, including a distribution of the proceeds of insurance in respect of such Units, is subject to income taxation by the State or any political subdivision of the State;

Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Trust is taxable under any property tax levied in the State;

The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of the Trust included in the estate of such Unitholder; and

With respect to any Unitholder which is subject to the State corporate franchise tax, Units in the Trust held by such Unitholder, and distributions received thereon, will be taken into account in computing the "taxable capital" of the Unitholder allocated to the State, one of the bases by which such franchise tax is currently measured (the other being a corporation's "net capital earned surplus" , which is, generally, its net corporate income plus officers and directors income).

The opinion set forth in clause (2), above, is limited to the extent that Units of the Trust may be subject to property taxes levied in the State if held on the relevant date: (i) by a transportation business described in V.T.C.A., Tax Code, Subchapter A, Chapter 24; (ii) by a savings and loan association formed under the laws of the State (but only to the extent described in section 11.09 of the Texas Savings and Loan Act, Vernon's Ann. Civ. St. art. 852a); or (iii), by an insurance company incorporated under the laws of the State (but only to the extent described in V.A.T.S., Insurance Code, Art. 4.01). Each Unitholder described in the preceding sentence should consult its own tax advisor with respect to such matters.

Corporations subject to the State franchise tax should be aware that in its first called 1991 session, the Texas Legislature adopted, and the Governor has signed into law, certain substantial amendments to the State corporate franchise tax, the effect of which may be to subject to taxation all or a portion of any gains realized by such a corporate Unitholder upon the sale, exchange or other disposition of a Unit. The amendments are applicable to taxable periods commencing January 1991, and to each taxable period thereafter. Because no authoritative judicial, legislative or administrative interpretation of these amendments has issued, and there remain many unresolved questions regarding its potential effect on corporate franchise taxpayers, each corporation which is subject to the State franchise tax and which is considering the purchase of Units should consult its tax advisor regarding the effect of these amendments.

Washington Trusts

Based on the U.S. Census Bureau's 1990 Census, the State is the 18th largest by population. From 1980 to 1990, the State's population increased at an average annual rate of 1.8% while the United States' population grew at an average annual rate of 1.1%. In 1996, the State's population reached an estimated 5,516,800, with an annual growth rate of approximately 2% despite slower economic growth since 1990.

State Economic Overview. The State's economic performance over the past few years has been relatively strong when compared to that of the United States as a whole. Washington's economy has steadily diversified resulting in a healthy climate for business investment, as well as creating markets for a wide array of services and products. Washington's gross business income was $294.5 billion in 1994, up 6.1% from the previous year. Per capita personal income in 1995 was $23,774, an increase of 4.5% from 1994 and 102% of the national figure in 1995.

The economic base of the State includes manufacturing and service industries as well as agricultural and timber production. Employment has declined in traditional industries like agriculture, lumber and wood products, and mining, while sharp increases have occurred in instruments, electrical and nonelectrical machinery, wholesale and retail trade, and many service sectors. In recent years, Washington's economy has significantly expanded its manufacturing base and growth in the service sector, which has greatly reduced the state's sensitivity to cyclic changes in manufacturing demand.
Significant goods-producing industries in 1994 included aircraft and parts ($20.8 billion in gross business income), lumber and wood products ($8.2 billion), food products ($7.3 billion), primary metals production ($3.2 billion), paper and allied products ($2.9 billion), and printing, publishing, etc. ($2.6 billion).

The State's leading export industries are aerospace, forest products, agriculture and food processing. On a combined basis, the aerospace, timber and food processing industries employ about 9% of the State's non-farm workers. In recent years, however, the non-manufacturing sector has played an increasingly significant role in contributing to the State's economy.

The Boeing Company ("Boeing" ), the State's largest employer, is preeminent in aircraft manufacturing and exerts a significant impact on overall State production, employment and labor earnings. After six years of downsizing, Boeing increased its work force by 3,800 employees in the last two quarters of fiscal year 1996, with plans to hire 10,000 more by the end of calendar year 1996. This marked a dramatic turn-around for the state's aerospace industry, which lost a total of 25,000 jobs between the first quarter of 1993 and the second quarter of 1996. In 1995, Boeing had $19.515 billion in sales and net earnings of $329 million, and a backlog of orders totaling $72.3 billion.

State Revenues, Expenditures and Fiscal Controls. The State's tax revenues are primarily comprised of excise and ad valorem taxes. By constitutional provision, the aggregate of all unvoted tax levies upon real and personal property by State and local taxing districts may not exceed 1% of the true and fair value of such property.

By law, State tax revenue growth is limited so that it does not exceed the growth rate of State personal income averaged over a three-year period. To date, State revenue increases have remained substantially below the State's revenue limit.

Expenditures of general State revenues are made pursuant to constitutional and statutory mandates. Most general State revenue is deposited in the State's General Fund. During the 1995-97 biennium, money in the General Fund is expected to be spent on public schools (36.5%), social and health services (39.5%), higher education (8.5%) and other human services (5.5%).

State law requires a balanced biennial budget. Whenever it appears that disbursements will exceed the aggregate of estimated receipts plus beginning cash surplus, the Governor is required to reduce expenditures of appropriated funds. To assist in its financial planning, the State, through its Economic and Revenue Forecast Council, prepares quarterly economic and revenue forecasts.

State Debt. The State currently has outstanding general obligation bonds in the aggregate principal amount of approximately $4.98 billion. Issuance of additional general obligation bonds is subject to constitutional and statutory debt limitations. By statute, additional general obligation bonds (with certain exceptions) may not be issued if, after giving effect thereto, maximum annual debt service would exceed 7% of the arithmetic mean of general State revenues for the preceding three fiscal years.

State Budget. The State operates on a July 1 to June 30 fiscal year and on a biennial budget basis. For the 1993-95 biennium, revenues in the General Fund increased 11.5%. Based on the November 1996 forecast by the Estimating Revenue Conference, General Fund-State revenues for the 1995-97 biennium are forecast to be about $18.3 billion, an increase of 6.2% over the previous biennium. Tax changes enacted during the 1995 legislative session reduced revenues for the 1995-97 biennium by $228 million; additional changes during the 1996 legislative session reduced revenues for the 1995-97 biennium by $175 million. Without these legislative reductions, the revenue growth for the 1995-97 biennium would have been 10%. The 1995-97 biennium is expected to have an ending balance of $404.6 million in the State's General Fund.

The General Fund November 1996 revenue forecast for the 1997-99 biennium is $19,433.7 million. The Governor is recommending $19.238 billion in General Fund-State operating budget for the 1997-99 biennium, which is below the Initiative 601 expenditure limits authorized in current law. The Governor proposes appropriations of $9.374 billion in fiscal year 1998 and $9.864 billion in fiscal year 1999. Approximately 58% of all General Fund-State expenditures would be used to fund public schools, community and technical colleges, and four year universities. When all funds are considered, including federal funds and dedicated revenues, the total proposed operating budget for the 1997-99 biennium is $36.069 billion.

The Governor's proposal represents the smallest percentage increase in General Fund-State expenditures in over 25 years, and holds $304 million in reserve to address any unanticipated future costs. The Governor's plan proposes to increase spending by $1.49 billion for the 1997-99 biennium, for an annual average of only 4.1%.

State Bond Ratings. The State's most recent general obligation bond issue was rated "Aa" by Moody's and "AA" by S&P and Fitch. No assurance can be given that the State's recent or projected economic and budgetary problems will not result in a review or downgrading of these ratings.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of obligations held by the Washington Trust are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the Issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions located in the State. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Washington Trust to pay interest on or principal of the Bonds.

At the time of closing for each Washington Trust, Special Counsel to the Fund for Washington tax matters, rendered an opinion under then existing Washington law substantially to the effect that:

Neither the State of Washington nor any of its political subdivisions imposes an income tax.

The State imposes a business and occupation tax on the gross receipts of all business activities conducted within the State, with certain exceptions. The Washington Trust will not be subject to this tax. Distributions of the Washington Trust income paid to Unit holders who are not engaged in a banking, loan, securities, or other financial business in the State (which businesses have been broadly defined) will not be subject to the tax. Unit holders that are engaged in any of such financial businesses will be subject to the tax. Currently the business and occupation tax rate is $1.5%. Several cities impose comparable business and occupation taxes on financial businesses conducted within such cities. The current rate in Seattle is .415%.

The Units will not be subject to the State's ad valorem property tax, nor will any sale, transfer or possession of the Units be subject to State or local sales or use taxes.

Persons considering the purchase of Units should be aware that proposals have recently been suggested by the Governor and other officials of the State that would, if enacted, subject interest income received by persons resident in (or doing business within) the State to the business and occupation tax, whether or not such persons are engaged in a banking, loan, securities, or other financial business. It is unclear whether such proposals would exclude interest income derived from obligations of the State and its political subdivisions.

The foregoing is an abbreviated summary of certain of the provisions of Washington statutes and administrative rules presently in effect, with respect to the taxation of Unit holders of the Washington Trust. These provisions are subject to change by legislative or administrative actions, or by court decisions, and any such change may be retroactive with respect to Washington Trust transactions. Unit holders are advised to consult with their own tax advisors for more detailed information concerning Washington State and local tax matters. The foregoing summary assumes that the Washington Trust will not conduct business activities within Washington.

West Virginia Trusts

The assets of the West Virginia Trust will consist of interest-bearing obligations issued by or on behalf of the State of West Virginia ("West Virginia" ) or counties, municipalities, authorities or political subdivisions thereof the interest on which is expected to qualify as exempt from West Virginia income taxes (the "West Virginia Bonds" ) or by the Commonwealth of Puerto Rico, Guam or the United States Virgin Islands (the "Possession Bonds" ) (collectively, the "Bonds" ).

Neither the Sponsor nor its counsel have independently examined the Bonds to be deposited in and held in the Trust. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the West Virginia personal income tax applicable to individuals (the "West Virginia Personal Income
Tax" ). At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, with respect to the West Virginia Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption of interest from the West Virginia Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation. Neither the Sponsor nor its counsel has made any review for the West Virginia Trust of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith. The opinion set forth below does not address the taxation of persons other than full-time residents of West Virginia.

At the time of closing for each West Virginia Trust, Special Counsel to the Fund for West Virginia tax matters rendered an opinion, based upon the assumptions set forth above, under then existing West Virginia law substantially to the effect that:

The West Virginia Trust will not be subject to tax under the West Virginia Corporation Net Income Tax, the West Virginia Business Franchise Tax, or the West Virginia Personal Income Tax.

Income on the Bonds which is exempt from the West Virginia Personal Income Tax when received by the West Virginia Trust, and which would be exempt from the West Virginia Personal Income Tax if received directly by a Unitholder, will retain its status as exempt from such tax when received by the West Virginia Trust and distributed to such Unitholder.

For Unitholders subject to the West Virginia Corporation Net Income Tax, income of the West Virginia Trust received by them (except interest income with respect to Possession Bonds, as to which no opinion is expressed) is not exempt from the West Virginia Corporation Net Income Tax. However, such Unitholders may be entitled to a credit against the tax imposed under the West Virginia Corporation Net Income Tax Law based on their ownership of Units in the West Virginia Trust. Unitholders should consult their own advisors regarding the applicability and computation of any such credit.

Each Unitholder will recognize gain or loss for West Virginia Personal Income Tax purposes if the Trustee disposes of a bond (whether by redemption, sale or otherwise) or if the Unitholder redeems or sells Units of the West Virginia Trust to the extent that such a transaction results in a recognized gain or loss to such Unitholder for federal income tax purposes.

Insurance proceeds paid under policies which represent maturing interest on defaulted obligations which are excludable from gross income for federal income tax purposes should be excludable from the West Virginia Personal Income Tax to the same extent as such interest would have been if paid by the issuer of such Bonds held by the West Virginia Trust.

The West Virginia Personal Income Tax does not permit a deduction of interest paid on indebtedness incurred or continued to purchase or carry Units in the West Virginia Trust to the extent that interest income related to the ownership of Units is exempt from the West Virginia Personal Income Tax.

We have not examined any of the Bonds to be deposited and held in the West Virginia Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from federal or state income taxation of interest on the Bonds if interest thereon had been received directly by a Unitholder.

Counsel to the Sponsor has expressed no opinion with respect to taxation under any other provision of West Virginia law. Ownership of the Units may result in collateral West Virginia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences. We have been informally advised by the Legal Division of the West Virginia Department of Tax and Revenue that Units may be subject to the West Virginia property tax (regardless of whether the Bonds held by the West Virginia Trust would be exempt from such tax if held directly by a Unitholder).

TRUST ADMINISTRATION AND EXPENSES

Sponsor. Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trusts. The Sponsor is an indirect subsidiary of VK/AC Holding, Inc. Prior to October 31, 1996, VK/AC Holding, Inc. was controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity IV Limited Partnership. On October 31, 1996, VK/AC Holding, Inc. became a wholly owned indirect subsidiary of Morgan Stanley Group Inc. pursuant to the closing of an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holding II, Inc. and MSAM Acquisition Inc., whereby MSAM Acquisition Inc. was merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. was the surviving corporation (the "Acquisition" ).

As a result of the Acquisition, VK/AC Holding, Inc. became a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser ("MSAM" ), Morgan Stanley
& Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. As of September 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Distributors, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas, 77056, (713) 993-0500. It maintains a branch office in Philadelphia and has regional representatives in Atlanta, Dallas, Los Angeles, New York, San Francisco, Seattle and Tampa. As of November 30, 1996, the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $129,451,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Fund or to any Series thereof or to any other Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

As of December 31, 1996, the Sponsor and its Van Kampen American Capital affiliates managed or supervised approximately $59 billion of investment products, of which over $21.78 billion is invested in municipal securities. The Sponsor and its Van Kampen American Capital affiliates managed $48 billion of assets, consisting of $29.9 billion for 59 open end mutual funds (of which 46 are distributed by Van Kampen American Capital Distributors, Inc.), $13.12 billion for 38 closed-end funds and $4.99 billion for 114 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen American Capital's open-end funds, closed-end funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R)or the IM-IT(R)trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission,
(ii) terminate the Trust Agreement and liquidate the Fund as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

All costs and expenses incurred in creating and establishing the Fund, including the cost of the initial preparation, printing and execution of the Trust Agreement and the certificates, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Fund.

 Compensation of Sponsor and Evaluator. The Sponsor will not receive any fees in connection with its activities relating to the Trusts. However, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., which is an affiliate of the Sponsor, will receive an annual supervisory fee as indicated under "Summary of Essential
Financial Information" in Part One of this Prospectus for providing portfolio supervisory services for such series. Such fee may exceed the actual costs of providing such supervisory services for such series, but at no time will the total amount received for portfolio supervisory services rendered to all such series in any calendar year exceed the aggregate cost to the Evaluator of supplying such services in such year. In addition, the Evaluator shall receive an annual evaluation fee as indicated under "Summary of Essential Financial Information" in Part One of this Prospectus for regularly evaluating each Trust's portfolio. Such fees are based on the outstanding principal amount of Securities in each Trust on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter. Both of the foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer
Price Index published by the United States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor and the dealers will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units as described under "Public Offering" .

Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its offices at 101 Barclay Street, New York, New York 10286, telephone (800-221-7668). The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Bonds for the portfolio of any Trust.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Fund. Such records shall include the name and address of, and the certificates issued by the Fund to, every Unitholder of the Fund. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Public Offering Reports Provided" ). The
Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Fund. Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Fund Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Trustee's Fee. For its services the Trustee will receive a fee based on the aggregate outstanding principal amount of Securities in each Trust as of the opening of business on January 2 and July 2 of each year as set forth under "Per Unit Information" for the applicable Trust in Part I of this Prospectus. The Trustee's fees are payable monthly on or before the twenty-fifth day of each month from the Interest Account of each Trust to the extent funds are available and then from the Principal Account of each Trust, with such payments being based on each Trust's portion of such expenses. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unitholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to each Trust is expected to result from the use of these funds. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States
Department of Labor or, if such category is no longer published, in a comparable category. The Trustee's fees will not be increased in future years in order to make up any reduction in the Trustee's fees described under "
Per Unit Information" for the applicable Trust in Part I of this Prospectus. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders Reports Provided" and "Trust Administration" .

Portfolio Administration. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such Securities, will consider a variety of factors, including (a) interest rates, (b) market value and (c) marketability. To the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall quality of the Bonds remaining in a Trust's portfolio will tend to diminish. Except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell Bonds which are in default in payment of principal or interest or in significant risk of such default and for which value has been attributed for the insurance obtained by a Trust. Because of such restrictions on the Trustee under certain circumstances, the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units. See "Public Offering Redemption of Units" . The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of an advanced refunding.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange or substitution for any Security pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Security or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Security in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the Securities eliminated and the Securities substituted therefor. Except as provided herein, the acquisition by the Fund of any securities other than the Securities initially deposited is not permitted.

If any default in the payment of principal or interest on any Security occurs and no provision for payment is made therefor within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Security within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Security and not be liable for any depreciation or loss thereby incurred.

Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or Redemption Price subsequent to its acquisition of such Units.

Insurance Premiums. Insurance premiums, which are obligations of each Trust, are payable monthly by the Trustee on behalf of the respective Trust so long as such Trust retains the Bonds. The cost of the portfolio insurance obtained by the respective Trust is set forth in Part One of this Prospectus. As Bonds in the portfolio of a Trust are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Bonds no longer owned by and held in such Trust. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related Bonds. The premiums for such permanent insurance with respect to each Bond will decline over the life of the Bond. A Trust does not incur any expense for Preinsured Bond Insurance, since the premium or premiums for such insurance have been paid by the respective issuers or the Sponsor, prior to the deposit of such Preinsured Bonds in a Trust. Preinsured Bonds are not additionally insured by such Trust.

Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services,
(b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Fund without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the Bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates).

The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell Securities to pay such amounts.

GENERAL

Amendment or Termination. The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (a) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (b) to make such other provisions as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided that the Trust Agreement may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in the Fund, except for the substitution of certain refunding securities for such Securities. In the event of any amendment, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than that indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last Security held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement (except in the case of a State Intermediate Laddered Maturity Trust which shall in no event continue beyond the end of the year preceding the twentieth anniversary of the Trust Agreement). In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of the Fund maintained by the Trustee, such notice specifying the time or times at which the Unitholder may surrender his certificate or certificates for cancellation. Within a reasonable time thereafter the Trustee shall liquidate any Securities then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Securities represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Notwithstanding the foregoing, in connection with final distributions to Unitholders, it should be noted that because the portfolio insurance obtained by a Trust is applicable only while Bonds so insured are held by a Trust, the price to be received by such Trust upon the disposition of any such Bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a Bond or Bonds so insured are in default and situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.

Limitation on Liabilities. The Sponsor, the Evaluator and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Unit Distribution. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary Public Offering Price plus interest accrued to the date of settlement.

Broker-dealers or others will be allowed a concession or agency commission in connection with secondary market transactions in the amount of 70% of the applicable sales charge as determined using the table found in "Public Offering--General" . Certain commercial banks are making Units of the Fund available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units of the Fund; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The minimum purchase in the secondary market will be one Unit.

Broker-dealers of a Trust, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, banks and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such broker-dealers, banks and /or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers, banks and/or others for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unitholders pay for their Units or the amount that the Trust will receive from the Units sold.

The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

Sponsor and Dealer Compensation. Dealers will receive the gross sales commission as described under "Public Offering General" .

As stated under "Public Offering--Market for Units" , the Sponsor intends to, and certain of the dealers may, maintain a secondary market for the Units of the Fund. In so maintaining a market, such person or persons will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price is based on the bid prices of the Securities in such Trust and includes a sales charge). In addition, such person or persons will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

OTHER MATTERS

Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. The counsel which has provided a state tax opinion to the respective Trust under "Risk Factors and State Tax Status of the Trusts" has acted as special counsel to the Fund for the tax matters of such state. Various counsel have acted as counsel for the Trustee and as special counsel for the Fund for New York tax matters. None of the special counsel for the Fund has expressed any opinion regarding the completeness or materiality of any matters contained in this Prospectus other than the tax opinions set forth by such special counsel.

Independent Certified Public Accountants. The statements of condition and the related securities portfolios included in this Prospectus have been audited at the date indicated therein by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Part One of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

DESCRIPTION OF SECURITIES RATINGS

Standard & Poor's. A Standard & Poor's, A Division of the McGraw-Hill Companies, Inc. ("Standard & Poor's" ) municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

The ratings are based, in varying degrees, on the following considerations:

I.Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.Nature of and provisions of the obligation.

III.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: A provisional rating ("p" ) assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. ("Moody's" ) rating symbols and their meanings follow:

Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as " gilt edge" . Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of over supply in a few specific instances.

A--Bonds which are rated A possess many favorable investment attributes and are considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Sponsor or any dealer. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

Table of Contents                                          Page
Introduction...............................................1
Description of the Fund....................................2
Objectives and Securities Selection........................2
Trust Portfolio............................................2
Risk Factors...............................................2
Bond Redemptions...........................................4
Distributions..............................................4
Change of Distribution Option..............................4
Certificates...............................................5
Estimated Current Returns and Estimated Long-Term Return...5
Public Offering............................................5
General....................................................5
Accrued Interest (Accrued interest to Carry)...............6
Purchased and Accrued Interest.............................6
Purchased Interest.........................................6
Accrued Interest...........................................6
Offering Price.............................................7
Market for Units...........................................7
Distributions of Interest and Principal....................7
Reinvestment Option........................................8
Redemption of Units........................................8
Reports Provided...........................................8
Insurance on the Bonds.....................................9
Federal Tax Status of the Trusts...........................10
Risk Factors and State Tax Status of the Trusts............12
Alabama Trusts.............................................12
Arizona Trusts.............................................13
California Trusts..........................................15
Colorado Trusts............................................20
Connecticut Trusts.........................................22
Florida Trusts.............................................23
Georgia Trusts.............................................26
Hawaii Trusts..............................................28
Louisiana Trusts...........................................29
Massachusetts Trusts.......................................31
Michigan Trusts............................................33
Minnesota Trusts...........................................34
Missouri Trusts............................................37
New Jersey Trusts..........................................39
New Mexico Trusts..........................................41
New York Trusts............................................43
Ohio Trusts................................................46
Oklahoma Trusts............................................48
Pennsylvania Trusts........................................50
Tennessee Trusts...........................................53
Texas Trusts...............................................56
Washington Trusts..........................................58
West Virginia Trusts.......................................60
Trust Administration and Expenses..........................60
Sponsor....................................................60
Compensation of Sponsor and Evaluator......................61
Trustee....................................................61
Trustee's Fee..............................................61
Portfolio Administration...................................62
Sponsor Purchases of Units.................................62
Insurance Premiums.........................................62
Miscellaneous Expenses.....................................62
General....................................................62
Amendment or Termination...................................62
Limitation on Liabilities..................................63
Unit Distribution..........................................63
Sponsor and Dealer Compensation............................63
Other Matters..............................................64
Legal Opinions.............................................64
Independent Certified Public Accountants...................64
Description of Securities Ratings..........................64

This Prospectus contains information concerning the Fund and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

STATE INSURED MUNICIPALS INCOME TRUST

PROSPECTUS PART TWO

Note: This Prospectus May Be Used Only When Accompanied by Part One. Both Parts of this Prospectus should be retained for future reference. Dated as of the date of the Prospectus Part I accompanying this Prospectus Part II.

Sponsor:  VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.

          One Parkview Plaza
          Oakbrook Terrace, Illinois 60181

          2800 Post Oak Boulevard
          Houston, Texas 77056

A Wealth of Knowledge A Knowledge of Wealth

VAN KAMPEN AMERICAN CAPITAL




INSURED MUNICIPALS INCOME TRUST

PROSPECTUS

Part Two

In the opinion of counsel, interest income to the Trust and to Unitholders, with certain exceptions, is excludable under existing law from gross income for Federal income taxes, but may be subject to state and local taxes. Capital gains, if any, are subject to Federal tax.

The Trust. The Trust consists of a series of unit investment trusts issued under the name Insured Municipals Income Trust (and including the various series of the Discount Series, the Limited Maturity Series, the Intermediate Series and the Short Intermediate Series) or under the name The First National Dual Series Tax-Exempt Bond Trust. Each Trust consists of interest-bearing obligations issued by or on behalf of municipalities and other governmental authorities or issued by certain United States territories or possessions and their public authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all Federal income taxes under existing law (the "Bonds" or "
Securities" ). The objectives of the Trust are Federally tax-exempt income and conservation of capital through an investment in a diversified, insured portfolio of tax-exempt Bonds. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers and/or obligors of the Bonds and of the insurers thereof to meet their respective obligations. There is no assurance that the Trust's objectives will be met. The Securities in the Discount Series were acquired at prices which resulted in each Discount Series portfolio, as a whole, being purchased at a deep discount from the aggregate par value of such Securities. Gains based upon the difference, if any, between the value of the Securities at maturity, redemption or sale and their purchase price at a market discount (plus earned original issue discount) will constitute taxable ordinary income with respect to a Unitholder.

The Trust and "AAA" Rating. Insurance guaranteeing the payments of principal and interest, when due, on the Securities in the portfolio of the Trust has been obtained from a municipal bond insurance company either by the Trust, by a prior owner of the Bonds, by the issuer of the Bonds involved or by the Sponsor prior to the deposit of the Bonds in the Trust. All issues of the Trust are insured under one or more insurance policies obtained by the Trust, except for certain issues of certain Trusts for which insurance has been obtained by the issuer of the Bonds involved, by a prior owner of the Bonds or by the Sponsor prior to the deposit of such Bonds in the Trust. Insurance obtained by the Trust, if any, applies only while Bonds are retained in the Trust while insurance obtained by a Bond issuer is effective so long as such Bonds are outstanding. The Trustee, upon the sale of a Bond insured under an insurance policy obtained by the Trust, has a right to obtain from the insurer involved permanent insurance for such Bond upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Insurance relates only to the Bonds in the Trust and not to the Units offered hereby or to the market value thereof. As a result of such insurance, the Units of the Trust received a rating of "AAA" by Standard & Poor's, a division of the McGraw-Hill Companies,
Inc. ("Standard & Poor's" ) on the date the Trust was created. Standard
& Poor's has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of the Trust or sales by the Trust of Bonds for less than the purchase price paid by the Trust will reduce payment to Unitholders of the interest and principal required to be paid on such Bonds. See "Insurance on the Bonds" . No representation is made as to any insurer's ability to meet its commitments.

Public Offering Price. The secondary market Public Offering Price of each Trust will include the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, accrued interest and Purchased Interest, if any. If the Bonds in the Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units.

Units of the Trusts are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, any depository institution or any government agency and are subject to investment risk, including possible loss of the principal amount invested.

NOTE: THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE

Both parts of this Prospectus should be retained for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated as of the date of the Prospectus Part I accompanying this Prospectus Part II.

Van Kampen American Capital

Estimated Current Return and Estimated Long-Term Return. The annual Estimated Current Returns and Estimated Long-Term Returns to Unitholders as of the close of business on the date of the "Summary of Essential Financial
Information" were as set forth under "Per Unit Information" for each Trust in Part one of this Prospectus. The methods of calculating Estimated Current Return and Estimated Long-Term Return are set forth under "Estimated Current Returns and Estimated Long-Term Returns."

Objectives of The Fund. The objectives of the Fund are income exempt from Federal income tax and conservation of capital through an investment in diversified portfolios of Federal tax-exempt obligations. There is, of course, no guarantee that the Fund will achieve its objectives. The Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification that they might be able to acquire individually. In addition, securities of the type deposited in the Fund are often not available in small amounts.

Market for Units. Although not obligated to do so, the Sponsor, Van Kampen American Capital Distributors, Inc., intends to maintain a secondary market for the Units at prices based upon the aggregate bid prices of the Securities in the respective Trusts plus interest accrued to the date of settlement. If such a market is not maintained and no other over-the-counter market is available, a Unitholder will be able to dispose of his Units only through redemption at prices based upon the bid prices of the underlying Securities plus interest accrued to the date of settlement (see "Rights of Unitholders--Redemption of Units" and "Public Offering--Market for
Units" ).

Reinvestment Option. Unitholders of any Van Kampen American Capital-sponsored unit investment trust may utilize their redemption or termination proceeds to purchase units of any other Van Kampen American Capital trust in the initial offering period accepting rollover investments subject to a reduced sales charge to the extent stated in the related prospectus (which may be deferred in certain cases).

Unitholders have the opportunity to have their distributions reinvested into an open-end, management investment company as described herein. See "
Rights of Unitholders--Reinvestment Option" .

Risk Factors. An investment in the Trusts should be made with an understanding of the risks associated therewith, including among other factors, the inability of the issuer or an insurer to pay the principal of or interest on a bond when due, volatile interest rates, early call provisions, and changes to the tax status of the Bonds. See "Risk Factors" .

THE TRUST

Each series of Insured Municipals Income Trust and The First National Dual Series Tax-Exempt Bond Trust (Insured Series) (the "Trust" ) was created under the laws of the State of New York pursuant to a Trust Agreement (the "Trust Agreement" ), between Van Kampen American Capital
Distributors, Inc., as Sponsor, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp., as Evaluator, and The Bank of New York, as Trustee, or their respective predecessors.

The Trust consists of a portfolio of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax under existing law, but may be subject to state and local taxes. Unless otherwise terminated as provided therein, the Trust Agreement for all series except the Limited Maturity, Intermediate and Short Intermediate Series will terminate at the end of the calendar year prior to the fiftieth anniversary of its execution, while the Trust Agreement for the Limited Maturity, Intermediate and Short Intermediate Series will terminate at the end of the calendar year prior to the twentieth anniversary of its execution.

The portfolio of certain Trusts (including the Discount Series) may consist of bonds that were purchased at a "market" discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in such Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "
Tax Status." Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Bonds in the Trust are "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently.

Each Unit initially offered represents a fractional undivided interest in the principal and net income of the Trust. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor or the Underwriters, or until the termination of the Trust Agreement.

OBJECTIVES AND SECURITIES SELECTION

The objectives of the Trust are income exempt from Federal income taxation and conservation of capital through an investment in a diversified, insured portfolio of Federal tax-exempt obligations. There is, of course, no guarantee that the Trust will achieve its objective. The Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income securities with greater diversification than they might be able to acquire individually. In addition, securities of the type deposited in the Trust are often not available in small amounts.

Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trust has been obtained by the Trust from either AMBAC Indemnity Corporation ("AMBAC Indemnity" ), Financial Guaranty
Insurance Company ("Financial Guaranty" ) or a combination thereof (collectively, the "Portfolio Insurers" ) or by the issuer of such Bonds, by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in the Trust from (1) AMBAC Indemnity or one of its subsidiaries, American Municipal Bond Assurance Corporation ("AMBAC" ) or MGIC Indemnity Corporation ("MGIC Indemnity" ), (2) Financial
Guaranty, (3) MBIA Insurance Corporation ("MBIA" ), (4) Bond Investors Guaranty Insurance Company ("BIG" ), (5) National Union Fire Insurance
Company of Pittsburgh, PA. ("National Union" ), (6) Capital Guarantee Insurance Company ("Capital Guaranty" ), (7) Capital Market Assurance Corporation ("CapMAC" ) and/or (8) Financial Security Assurance Inc. ("Financial Security" or "FSA" ) (collectively, the "
Preinsured Bond Insurers" ) (see "Insurance on the Bonds" ).
Insurance obtained by the Trust is effective only while the Bonds thus insured are held in the Trust. The Trustee has the right to acquire permanent insurance from a Portfolio Insurer with respect to each Bond insured by the respective Portfolio Insurer under a Trust portfolio insurance policy. Insurance relating to Bonds insured by the issuer, by a prior owner of such Bonds or by the Sponsor is effective so long as such Bonds are outstanding. Bonds insured under a policy of insurance obtained by the issuer, by a prior owner, or by the Sponsor from one of the Preinsured Bond Insurers (the " Preinsured Bonds" ) are not additionally insured by the Trust. No representation is made as to any insurer's ability to meet its commitments.

Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by the Trust, if any, unless Bonds are in default in payment of principal or interest or in significant risk of such default. See "Public Offering--Offering Price" . On the other hand, the value, if any, of Preinsured Bond insurance is reflected and included in the market value of such Bonds.

In order for bonds to be eligible for insurance, they must have credit characteristics which would qualify them for at least the Standard & Poor's rating of "BBB" or at least the Moody's Investors Service, Inc. rating of "Baa" , which in brief represent the lowest ratings for securities of investment grade (see "Description of Bond Ratings" ). Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a non-cancellable policy for the prompt payment of interest and principal on the bonds, when due, is issued by the insurer. Any premium or premiums relating to Preinsured Bond insurance is paid by the issuer, by a prior owner of such Bonds or by the Sponsor, and a monthly premium is paid by an Insured Trust for the portfolio insurance, if any, obtained by such Trust. The Trustee has the right to obtain permanent insurance from a Portfolio Insurer in connection with the sale of a Bond insured under the insurance policy obtained from the respective Insurer by the Trust upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in the Trust is eligible to be sold on an insured basis. All bonds insured by the Portfolio Insurers and the Preinsured Bond Insurers received a "AAA" rating by Standard & Poor's on the date such bonds were deposited in the Trust. See " Insurance on the Bonds" .

In selecting Bonds for the Trust, the following facts, among others, were considered by the Sponsor: (a) either the Standard & Poor's rating of the Bonds was in no case less than "BBB-" or the Moody's Investors
Service, Inc. rating of the Bonds was in no case less than "Baa" including provisional or conditional ratings, respectively, or, if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Trust (see "Description of Bond Ratings" ), (b) the prices of the Bonds relative to other bonds of comparable quality and maturity, (c) the diversification of Bonds as to purpose of issue and location of issuer, and
(d) the availability and cost of insurance for the prompt payment of principal and interest, when due, on the Bonds. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of such Bond from the portfolio but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond (see "
Trust Administration--Portfolio Administration" ).

To the best knowledge of the Sponsor, there was no litigation pending as of the Date of Deposit in respect of any Securities which might reasonably be expected to have a material adverse effect upon the Fund or any of the Trusts. At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to Securities in the Fund. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Fund has received or will receive opinions of bond counsel to the issuing authorities of each Security on the date of issuance to the effect that such Securities have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the Securities.

TRUST PORTFOLIO

Risk Factors. Certain of the Bonds in the Trust may be general obligations of a governmental entity that are backed by the taxing power of such entity. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. All other Bonds in the Trust are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different Bonds in the Fund, both within a particular classification and between classifications, depending on numerous factors.

Certain of the Bonds in the Trust may be obligations which derive their payment from mortgage loans. Certain of such housing bonds may be FHA insured or may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing Bonds held by the Trust, the Sponsor at the Date of Deposit was not aware that any of the respective issuers of such Bonds were actively considering the redemption of such Bonds prior to their respective stated initial call dates.

Certain of the Bonds in the Trust may be health care revenue bonds. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt may service be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program. Such adverse changes also may adversely affect the ratings of the Securities held in the portfolio of the Trust; however, because of the insurance obtained by the Trust, the "AAA" rating of the Units of the Trust would not be affected.

Certain of the Bonds in the Trust may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in the portfolio to make payments of principal and/or interest on such Bonds.

Certain of the Bonds in the Trust may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in the Trust may be industrial revenue bonds ("
IRBs" ). In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected.

Certain of the Bonds in the Trust may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations" ). Lease obligations are often in the form of certificates of participation. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation lease is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor.A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

Certain of the Bonds in the Trust may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. General problems relating to school bonds include litigation contesting the State constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Certain of the Bonds in the Trust may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on Bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Certain of the Bonds in the Trust may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. In view of this an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform; or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in such a Trust prior to the stated maturity of the Bonds.

Bond Redemptions. Because certain of the Bonds in the Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

Certain of the Bonds in the Trust may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions and it may also offset the current return on Units of the Trust. The portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. The issuer of certain Bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call Bonds in accordance with the stated redemption provisions of such Bonds. In such a case the issuer no longer has the right to call the Bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a Bond at a time when the issuer of the Bond might not have called a Bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See "Portfolio" and the notes thereto in Part
One of this Prospectus. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

ESTIMATED CURRENT RETURNS AND ESTIMATED LONG-TERM RETURNS

As of the opening of business on the date indicated therein, the Estimated Current Returns and the Estimated Long-Term Returns for each Trust under the various distribution plans were as set forth under "Per Unit
Information" for the applicable Trust in Part One of this Prospectus. Estimated Current Returns are calculated by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. The Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities and with changes in Purchased Interest for those series which contain Purchased Interest; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. Estimated Long-Term Returns are calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and
(2) takes into account the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Returns will be realized in the future. Estimated Current Returns and Estimated Long-Term Returns are expected to differ because the calculation of Estimated Long-Term Returns reflects the estimated date and amount of principal returned while Estimated Current Returns calculations include only Net Annual Interest Income and Public Offering Price.

TRUST OPERATING EXPENSES

Compensation of Sponsor and Evaluator. The Sponsor will not receive any fees in connection with its activities relating to the Trust. However, in connection with certain series of the Trust, American Portfolio Evaluation Services, a division of Van Kampen American Capital Investment Advisory Corp.,which is an affiliate of the Sponsor (the "Evaluator" ), will receive an annual supervisory fee, which is not to exceed the amount set forth under "Summary of Essential Financial Information" in Part One of this Prospectus, for providing portfolio supervisory services for such series. Such fee (which is based on the number of Units outstanding in the Trust on January 1 of each year) may exceed the actual costs of providing such supervisory services for such series, but at no time will the total amount received for portfolio supervisory services rendered to all series of Insured Municipals Income Trust in any calendar year exceed the aggregate cost to the Evaluator of supplying such services in such year. In addition, the Evaluator shall receive an annual evaluation fee in the amount set forth in "Summary of Essential Financial Information" in Part One of this Prospectus (which is based on the outstanding principal amount of Securities on January 1 of each year) for regularly evaluating the Trust's portfolio. Both of the foregoing fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less
Rent of Shelter" in the Consumer Price Index published by the United
States Department of Labor or, if such category is no longer published, in a comparable category. The Sponsor and the dealers will receive sales commissions and may realize other profits (or losses) in connection with the sale of Units as described under "Public Offering" .

Trustee's Fee. For its services, the Trustee will receive a fee from the Trust based on the aggregate outstanding principal amount of Securities in the Trust as of the opening of business on January 2 and July 2 of each year as set forth under "Per Unit Information" for the applicable Trust in Part
One of this Prospectus. Such fee will be computed at the amounts set forth in Part One to this Prospectus for that portion of the Trust under the semi-annual distribution plan and for those portions of the Trust representing monthly and quarterly distribution plans. The Trustee's fees are payable monthly on or before the twenty-fifth day of each month from the Interest Account to the extent funds are available and then from the Principal Account. Such fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "All Services Less
Rent of Shelter" in the Consumer Price Index published by the United
States Department of Labor or, if such category is no longer published, in a comparable category. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Unitholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Trust Agreement, see "Rights of Unitholders--Reports Provided" and "Trust Administration" .

Insurance Premiums. The cost of the portfolio insurance obtained by the Trust, if any, is the amount shown in "Summary of Essential Financial
Information" in Part One of this Prospectus. The premium is payable each year that the Trust retains the Bonds. Premiums, if any, which are Trust obligations, are payable monthly by the Trustee on behalf of the Trust. As Bonds in the portfolio are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Bonds no longer owned by and held in the Trust. If the Trustee exercises the right to obtain permanent insurance, the premiums payable for such permanent insurance will be paid solely from the proceeds of the sale of the related Bonds. The premiums for such permanent insurance with respect to each Bond will decline over the life of the Bond. The Trust does not incur any expense for insurance which has been obtained by an issuer of a Bond, since the premium or premiums for such insurance have been paid by the respective issuers of such bonds. Bonds for which insurance has been obtained by the issuer from one of the Preinsured Bond Insurers are not additionally insured by the Trust. See "Objectives and Securities Selection" .

Miscellaneous Expenses. The following additional charges are or may be incurred by the Trust: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trust without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any Bonds in a Trust and (g) expenditures incurred in contacting Unitholders upon termination of the Trust.

The fees and expenses set forth herein are payable out of the Trust. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Securities to pay such amounts.

INSURANCE ON THE BONDS

Insurance has been obtained by the Trust or by the issuer of such Bonds, or by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in the Trust guaranteeing prompt payment of interest and principal, when due, in respect of the Bonds in the Trust. See "Objectives and Securities Selection" . An insurance policy obtained by the Trust, if any, is non-cancellable and will continue in force so long as the Trust is in existence, the respective Portfolio Insurer is still in business and the Bonds described in such policy continue to be held by the Trust. Any portfolio insurance premium for the Trust, which is an obligation of the Trust, is paid by the Trust on a monthly basis. Non-payment of premiums on a policy obtained by the Trust will not result in the cancellation of insurance but will force the insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from the Trust. Premium rates for each issue of Bonds protected by a policy obtained by the Trust, if any, are fixed for the life of the Trust. The premium for any Preinsured Bond insurance has been paid by such issuer, by a prior owner of such Bonds or the Sponsor and any such policy or policies are non-cancellable and will continue in force so long as the Bonds so insured are outstanding and the respective Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Portfolio Insurers have no obligation to insure any issue adversely affected by either of the above described events.

The aforementioned portfolio insurance obtained by the Trust, if any, guarantees the timely payment of principal and interest on the Bonds as they fall due. For the purposes of insurance obtained by the Trust, "when due" generally means the stated maturity date for the payment of principal and interest. However, in the event (a) an issuer of a Bond defaults in the payment of principal or interest on such Bond, (b) such issuer enters into a bankruptcy proceeding or (c) the maturity of such Bond is accelerated, the affected Portfolio Insurer has the option, in its sole discretion, after receiving notice of the earliest to occur of such a default, bankruptcy proceeding or acceleration to pay the outstanding principal amount of such Bond plus accrued interest to the date of such payment and thereby retire the Bond from the Trust prior to such Bond's stated maturity date. The insurance does not guarantee the market value of the Bonds or the value of the Units. Insurance obtained by the Trust, if any, is only effective as to Bonds owned by and held in the Trust. In the event of a sale of any such Bond by the Trustee, such insurance terminates as to such Bond on the date of sale.

Pursuant to an irrevocable commitment of the Portfolio Insurers, the Trustee, upon the sale of a Bond covered under a portfolio insurance policy obtained by the Trust, has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds regardless of the indemnity of the holder thereof) (the "Permanent Insurance" ) upon the payment of a single predetermined insurance premium and any expenses related thereto from the proceeds of the sale of such Bond. Accordingly, any Bond in the Trust is eligible to be sold on an insured basis. It is expected that the Trustee would exercise the right to obtain Permanent Insurance only if upon such exercise the Trust would receive net proceeds (sale of Bond proceeds less the insurance premium and related expenses attributable to the Permanent Insurance) from such sale in excess of the sale proceeds if such Bonds were sold on an uninsured basis. The insurance premium with respect to each Bond eligible for Permanent Insurance would be determined based upon the insurability of each Bond as of the Date of Deposit and would not be increased or decreased for any change in creditworthiness of each Bond.

The Sponsor believes that the Permanent Insurance option provides an advantage to the Trust in that each Bond insured by a Trust insurance policy may be sold out of the Trust with the benefits of the insurance attaching thereto. Thus, the value of the insurance, if any, at the time of sale, can be realized in the market value of the Bond so sold (which is not the case in connection with any value attributable to an Insured Trust's portfolio insurance). See " Public Offering--Offering Price" . Because any such insurance value may be realized in the market value of the Bond upon the sale thereof upon exercise of the Permanent Insurance option, the Sponsor anticipates that (a) in the event the Trust were to be comprised of a substantial percentage of Bonds in default or significant risk of default, it is much less likely that the Trust would need at some point in time to seek a suspension of redemptions of Units than if the Trust were to have no such option and (b) at the time of termination of the Trust, if the Trust were holding defaulted Bonds or Bonds in significant risk of default the Trust would not need to hold such Bonds until their respective maturities in order to realize the benefits of the Trust's portfolio insurance.

Except as indicated below, insurance obtained by the Trust, if any, has no effect on the price or redemption value of Units. It is the present intention of the Evaluator to attribute a value for such insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units if the Bonds covered by such insurance are in default in payment of principal or interest or in significant risk of such default. The value of the insurance will be the difference between (i) the market value of a Bond which is in default in payment of principal or interest or in significant risk of such default assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Bonds not covered by Permanent Insurance. It is also the present intention of the Trustee not to sell such Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio because value attributable to the insurance cannot be realized upon sale. See "Public Offering--Offering Price" herein for a more complete description of the Trust's method of valuing defaulted Bonds and Bonds which have a significant risk of default. Insurance obtained by the issuer of a Bond is effective so long as such Bond is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

The portfolio insurance policy or policies obtained by the Trust, if any, with respect to the Bonds in the Trust were issued by one or more of the Portfolio Insurers. Any other Preinsured Bond insurance policy (or commitment therefor) was issued by one of the Preinsured Bond Insurers. See "Objectives and Securities Selection" .

Capital Markets Assurance Corporation ("CapMAC" ) is a New
York-domiciled monoline stock insurance company which engages only in the business of financial guarantee and surety insurance. CapMAC is licensed in 50 states in addition to the District of Columbia, the Commonwealth of Puerto Rico and the territory of Guam. CapMAC insures structured asset-backed, corporate, municipal and other financial obligations in the U.S. and international capital markets. CapMAC also provides financial guarantee reinsurance for structured asset-backed, corporate, municipal and other financial obligations written by other major insurance companies.

CapMAC's claims-paying ability is rated "Aaa" by Moody's Investors
Service, Inc. ("Moody's" ), "AAA" by Standard & Poor's, "
AAA" by Duff & Phelps Credit Rating Co. ("Duff & Phelps" ) and "
AAA" by Nippon Investors Service Inc. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

CapMAC is a wholly-owned subsidiary of CapMAC Holdings Inc. ("Holdings"
). In December of 1995, in connection with an initial public offering of its common stock, Holdings became a public company with its common stock listed on the New York Stock Exchange under the symbol "KAP." Neither Holdings nor any of its stockholders is obligated to pay any claims under any policy issued by CapMAC or any debts of CapMAC or to make additional capital contributions to CapMAC.

CapMAC is regulated by the Superintendent of Insurance of the State of New York. In addition, CapMAC is subject to regulation by the insurance laws and regulations of other jurisdictions in which it is licensed. Such insurance laws regulate, among other things, the amount of net exposure per risk that CapMAC may retain, capital transfers, dividends, investment of assets, changes in control, transactions with affiliates and consolidations and acquisitions. CapMAC is subject to periodic regulatory examinations by the same regulatory authorities.

CapMAC's obligations under the Policy(s) may be reinsured. Such reinsurance does not relieve CapMAC of any of its obligations under the Policy(s).

THE POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

At September 30, 1996, CapMAC had qualified statutory capital (which consists of policyholders' surplus, statutory capital, and contingency reserve) of approximately $254.2 million, up from $239.9 million at December 31, 1995, and had not incurred any debt obligations. Article 69 of the New York State Insurance Law requires CapMAC to establish and maintain the contingency reserve, which is available to cover claims under policies issued by CapMAC.

Copies of CapMAC's financial statements prepared in accordance with statutory accounting standards, which differ from generally accepted accounting principles, and filed with the Insurance Department of the State of New York are available upon request.

AMBAC Indemnity Corporation ("AMBAC Indemnity" ) is a
Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,440,000,000 (unaudited) and statutory capital of approximately $1,387,000,000 (unaudited) as of March 31, 1996. Statutory capital consists of AMBAC Indemnity's policyholders' surplus and statutory contingency reserve. AMBAC Indemnity is a wholly owned subsidiary of AMBAC Inc., a 100% publicly-held company. Moody's Investors Service, Inc. and Standard & Poor's have both assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

Copies of its financial statements prepared in accordance with statutory accounting standards are available from AMBAC Indemnity. The address of AMBAC Indemnity's administrative offices and its telephone number are One State Street Plaza, 17th Floor, New York, New York, 10004 and (212) 668-0340.

AMBAC Indemnity has entered into quota share reinsurance agreements under which a percentage of the insurance underwritten pursuant to certain municipal bond insurance programs of AMBAC Indemnity has been and will be assumed by a number of foreign and domestic unaffiliated reinsurers.

MBIA Insurance Corporation ("MBIA" ) is the principal operating subsidiary of MBIA, Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA is domiciled in the State of New York and licensed to do business in all fifty states, the District of Columbia, the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, the Virgin Islands of the United States and the Territory of Guam. As of September 30, 1996, the insurer had admitted assets of $4.3 billion (unaudited), total liabilities of $2.9 billion (unaudited), and total capital and surplus of $1.4 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 1996, MBIA had admitted assets of $4.0 billion (unaudited), total liabilities of $2.7 billion (unaudited), and total capital and surplus of $1.3 (unaudited), determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of MBIA's year end financial statements prepared in accordance with statutory accounting practices are available from MBIA. The address of MBIA is 113 King Street, Armonk, New York 10504.

Effective December 31, 1989, MBIA, Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company (BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

Moody's Investors Service, Inc. rates all bond issues insured by MBIA " Aaa" and short-term loans "MIG-1," both designated to be of the highest quality.

Standard & Poor's rates all new issues insured by MBIA "AAA" Prime
Grade.

The Moody's Investors Service, Inc. rating of MBIA should be evaluated independently of the Standard & Poor's rating of MBIA. No application has been made to any other rating agency in order to obtain additional ratings on the Obligations. The ratings reflect the respective rating agency's current assessment of the creditworthiness of MBIA and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the above ratings may be obtained only from the applicable rating agency.

The above ratings are not recommendations to buy, sell or hold the Obligations and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Obligations.

Financial Guaranty Insurance Company ("Financial Guaranty" or "
FGIC" ) is a wholly-owned subsidiary of FGIC Corporation (the "
Corporation" } a Delaware holding company. The Corporation is a wholly-owned subsidiary of General Electric Capital Corporation ("GECC"
). Neither the Corporation nor GECC is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of June 30, 1996, the total capital and surplus of Financial Guaranty was approximately $1,069,597,000. Copies of Financial Guaranty's financial statements, prepared on the basis of statutory accounting principles, and the Corporation's financial statements, prepared on the basis of generally accepted accounting principles, may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006,
Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 160 West Broadway, 18th Floor, New York, New York 10013, Attention: Property Companies Bureau, telephone number:
(212) 621-0389.

In addition, Financial Guaranty is currently licensed to write insurance in all 50 states and the District of Columbia.

Financial Security Assurance Inc. ("Financial Security" or "
FSA" ) is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the United Kingdom.

Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. In general, financial guaranty insurance consists of the issuance of a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings" }) a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprises Holdings, Inc., U S WEST Capital Corporation and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder of Holdings is obligated to pay any debt of Financial Security or its subsidiaries or any claim under any insurance policy issued by Financial Security or its subsidiaries or to make any additional contribution to the capital of Financial Security or its subsidiaries. As of March 31, 1996 the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $650,053,000 (unaudited) and $387,239,000 (unaudited), and the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $779,177,000 (unaudited) and $340,226,000 (unaudited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York, 10022, Attention: Communications Department. Its telephone number is
(212) 826-0100.

Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or any of its domestic operating insurance company subsidiaries (including FSA Maryland) are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security and FSA Maryland reinsure a portion of their liabilities under certain of their financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the obligations of Financial Security under any financial guaranty insurance policy.

The claims-paying ability of Financial Security and FSA Maryland is rated " Aaa" by Moody's Investors Service, Inc., and "AAA" by Standard &
Poor's Ratings Services, Nippon Investors Service Inc. and Standard & Poor's (Australia) Pty. Ltd. Such ratings reflect only the views of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies.

Capital Guaranty Insurance Company was involved in a merger in 1995. On December 20, 1995, Capital Guaranty Corporation ("CGC" ) merged with a subsidiary of Financial Security Assurance Holdings Ltd. and Capital Guaranty Insurance Company, CGC's principal operating subsidiary, changed its name to Financial Security Assurance of Maryland Inc. ("FSA Maryland" ) and became a wholly owned subsidiary of Financial Security Assurance Inc. For further description, see "Financial Security Assurance Inc." herein.

The address of FSA Maryland and its telephone number are Steuart Tower, One Market Plaza, San Francisco, CA 94105-1413 and (415) 995-8000.

In order to be in the Trust, Bonds must be insured by one of the Preinsured Bond Insurers or be eligible for the insurance being obtained by the Trust. In determining eligibility for insurance, the Preinsured Bond Insurers; AMBAC Indemnity and Financial Guaranty, have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of Bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers; AMBAC Indemnity and Financial Guaranty, are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the Bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in the Trust. Thus, all Bonds in the portfolio are insured either by the Trust or by the issuer of the Bonds, by a prior owner of such Bonds, or by the Sponsor prior to the deposit of such Bonds in the Trust.

Because the Bonds are insured by one of the Portfolio Insurers or one of the Preinsured Bond Insurers as to the timely payment of principal and interest, when due, and on the basis of the various reinsurance agreements in effect, on the Date of Deposit of each Trust Standard & Poor's assigned to the Units of the Trust its "AAA" investment rating., Such rating will be in effect for a period of thirteen months from the Date of Deposit and will, unless renewed, terminate at the end of such period. See "Description of Bond Ratings" . The obtaining of this rating by the Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of the Trust or of the Units.

The Estimated Current Return and the Estimated Long-Term Return on an identical portfolio without the insurance obtained by the Trust would have been higher than the Estimated Current Return and the Estimated Long-Term Return on the Securities in the Trust after payment of the insurance premium. An objective of portfolio insurance obtained by the Trust is to obtain a higher yield on the Trust portfolio than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and yet at the same time to have the protection of insurance of prompt payment of interest and principal, when due, on the Bonds. There is, of course, no certainty that this result will be achieved. Preinsured bonds in the Trust which have been insured by the issuer (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's. In selecting such Bonds for the portfolio, the Sponsor has applied the criteria hereinbefore described.

In the event of nonpayment of interest or principal, when due, in respect of a Bond, AMBAC Indemnity shall make such payment not later than 30 days and Financial Guaranty shall make such payment within one business day after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Portfolio Insurers and the Preinsured Bond Insurers are substantially identical insofar as obligations to the Trust are concerned.

The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from Federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in the Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, Chapman and Cutler, counsel for the Sponsor, has given an opinion to the effect such payment of proceeds would be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligations. See "Tax Status" .

Each Portfolio Insurer is subject to regulation by the department of insurance in each state in which it is qualified to do business. Such regulation, however, is no guarantee that each Portfolio Insurer will be able to perform on its contracts of insurance in the event a claim should be made thereunder at some time in the future. At the date hereof, it is reported that no claims have been submitted or are expected to be submitted to any of the Portfolio Insurers which would materially impair the ability of such company to meet its commitments pursuant to any contract of bond or portfolio insurance.

The information relating to each Portfolio Insurer has been furnished by such companies. The financial information with respect to each Portfolio Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

FEDERAL TAX STATUS OF THE TRUSTS

In the opinion of Chapman and Cutler, counsel for the Sponsor, under the existing law:

(1)Each Trust is not an association taxable as a corporation for Federal income tax purposes and interest and accrued original issue discount on Bonds which is excludable from gross income under the Internal Revenue Code of 1986 (the "Code" ) will retain its status when distributed to Unitholders;
however such interest may be taken into account in computing the alternative minimum tax, an additional tax on branches of foreign corporations and the environmental tax (the "Superfund Tax" ), as noted below;

(2)Each Unitholder is considered to be the owner of a pro rata portion each asset of the respective Trust under subpart E, subchapter J of chapter 1 of the Code and will have a taxable event when such Trust disposes of a Bond, or when the Unitholder redeems or sells his Units. Unitholders must reduce the tax basis of their Units for their share of accrued interest received by the respective Trust, if any, on Bonds delivered after the Unitholders pay for their Units to the extent that such interest accrued on such Bonds before the date the Trust acquired ownership of the Bonds (and the amount of this reduction may exceed the amount of accrued interest paid to the seller) and, consequently, such Unitholders may have an increase in taxable gain or reduction in capital loss upon the disposition of such Units. Gain or loss upon the sale or redemption of Units is measured by comparing the proceeds of such sale or redemption with the adjusted basis of the Units. If the Trustee disposes of Bonds (whether by sale, payment on maturity, redemption or otherwise), gain or loss is recognized to the Unitholder (subject to various non-recognition provisions of the Code). The amount of any such gain or loss is measured by comparing the Unitholder's pro rata share of the total proceeds from such disposition with the Unitholder's basis for his or her fractional interest in the asset disposed of. In the case of a Unitholder who purchases Units, such basis (before adjustment for earned original issue discount and amortized bond premium, if any) is determined by apportioning the cost of the Units among each of the Trust assets ratably according to value as of the valuation date nearest the date of acquisition of the Units. The tax basis reduction requirements of the Code relating to amortization of bond premium may, under some circumstances, result in the Unitholder realizing a taxable gain when his Units are sold or redeemed for an amount less than or equal to his original cost;

(3)Any proceeds paid under an insurance policy or policies dated the Date of Deposit, issued to an Insured Trust by AMBAC Indemnity, Financial Guaranty or a combination thereof with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations; and

(4)Any proceeds paid under individual policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Federal gross income if, and to the same extent as, such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which would have previously accrued based upon its issue price (its " adjusted issue price" ) to prior owners. If a Bond is acquired with accrued interest, that portion of the price paid for the accrued interest is added to the tax basis of the Bond. When this accrued interest is received, it is treated as a return of capital and reduces the tax basis of the Bond. If a Bond is purchased for a premium, the amount of the premium is added to the tax basis of the Bond. Bond premium is amortized over the remaining term of the Bond, and the tax basis of the Bond is reduced each tax year by the amount of the premium amortized in that tax year. The application of these rules will also vary depending on the value of the Bond on the date a Unitholder acquires his Units and the price the Unitholder pays for his Units. Unitholders should consult with their tax advisers regarding these rules and their application.

"The Revenue Reconciliation Act of 1993" (the "Tax Act" ) subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Market discount can arise based on the price a Trust pays for Bonds or the price a Unitholder pays for his or her Units. Under the Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Trust holds a Bond would be recognized as ordinary income by the Unitholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his or her Units, unless a Unitholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Unitholders should consult their tax advisers regarding these rules and their application.

In the case of certain corporations, the alternative minimum tax and the Superfund Tax for taxable years beginning after December 31,1986 depends upon the corporation's alternative minimum taxable income, which is the corporation's taxable income uncertain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment Company, Real Estate Investment Trust, or REM IC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax exempt interest, including interest on all of the Bonds in the Fund. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. However, the Superfund Tax could be extended retroactively. Under the provisions of Section 884 of the Code, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations which include tax-exempt interest such as interest on the Bonds in the Trust. Unitholders should consult their tax advisers with respect to the particular tax consequences to them including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code.

Counsel for the Sponsor has also advised that under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of a Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (however, these rules generally do not apply to interest paid on indebtedness incurred to purchase or improve a personal residence). Also, under Section 265 of the Code, certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. The U.S. Treasury Department has proposed extending the financial institution rules to all corporations. Investors with questions regarding this issue should consult with their tax advisers.

In the case of certain of the Bonds in the Fund, the opinions of bond counsel indicate that interest on such Bonds received by a "substantial user" of the facilities being financed with the proceeds of these Bonds, or persons related thereto, for periods while such Bonds are held by such a user or related person, will not be excludible from Federal gross income, although interest on such Bonds received by others would be excludible from Federal gross income. "Substantial user" and "related person" are defined under the Code and U.S. Treasury Regulations. Any person who believes that he or she may be a "substantial user" or a "related person" as so defined should contact his or her tax adviser.

In the opinion of special counsel to the Fund for New York tax matters, under existing law, the Fund and each Trust are not associations taxable as corporations and the income of each Trust will be treated as the income of the Unitholders under the income tax laws of the State and City of New York.

All statements of law in the Prospectus concerning exclusion from gross income for FacIera4 state or other tax purposes are the opinions of counsel and are to be so construed.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor Chapman and Cutler has made any special review for the Fund of the proceedings relating to the issuance of the Bonds or of the basis for such opinions.

In the case of corporations, the alternative tax rate applicable to long-term capital gains is 35%, effective for long-term capital gains realized in taxable years beginning on or after January 1,1993. For taxpayers other than corporations, net capital gains (which are defined as net long-term capital gain over net short-term capital loss for a taxable year) are subject to a maximum marginal stated tax rate of 28%. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed. Under the Code, taxpayers must disclose to the Internal Revenue Service the amount of tax-exempt interest earned during the year.

Section 86 of the Code, in general, provides that 50% of Social Security benefits are includible in gross income to the extent that the sum of " modified adjusted gross income" plus 50% of the Social Security benefits received exceeds a "base amount" . The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the Tax Act, for taxable years beginning after December 31,1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus
50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from a Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

Ownership of the Units may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, corporations subject to either the environmental tax or the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and taxpayers who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations. Prospective investors should consult their tax advisors as to the applicability of any collateral consequences.

Except as noted therein, the exemption of interest on state and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any state or city. The laws of the several states vary with respect to the taxation of such obligations.

PUBLIC OFFERING

General. Units are offered at the Public Offering Price. The secondary market public offering price is based on the bid prices of the Securities in each Trust, an applicable sales charge as determined in accordance with the table set forth below, which is based upon the estimated long-term return life of each Trust, cash, if any, in the Principal Account held or owned by such Trust, accrued interest and Purchased Interest, if any. For purposes of this computation, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or are subject to redemption on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender" , in which case such mandatory tender will be deemed to be the date upon which they mature. The effect of this method of sales charge computation will be that different sales charge rates will be applied to each Trust based upon the estimated long term return life of such Trust's Portfolio, in accordance with the following schedule:


Years To Maturity   Sales Charge   Years To Maturity   Sales Charge
                1         1.010%                  12         4.712%
                2         1.523                   13         4.822
                3         2.041                   14         4.932
                4         2.302                   15         5.042
                5         2.564                   16         5.152
                6         2.828                   17         5.263
                7         3.093                   18         5.374
                8         3.627                   19         5.485
                9         4.167                   20         5.597
               10         4.384             21 to 30         5.708
               11         4.603

The sales charges in the above table are expressed as a percentage of the aggregate bid prices of the securities in the Trust. Expressed as a percent of the Public Offering Price (excluding Purchased Interest for those Trusts which contain Purchased Interest), the sales charge on a Trust consisting entirely of a portfolio of Bonds with 15 years to maturity would be 4.80%.

Accrued Interest (Accrued Interest To Carry). Accrued interest to carry consists of two elements. The first element arises as a result of accrued interest which is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Securities in each Trust is actually paid either monthly, quarterly, if applicable, or semi-annually to such Trust. However, interest on the Securities in each Trust is accounted for daily on an accrual basis. Because of this, each Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

The second element of accrued interest to carry arises because of the structure of the Interest Account. The Trustee has no cash for distribution to Unitholders of a Trust until it receives interest payments on the Securities in such Trust. The Trustee is obligated to provide its own funds, at times, in order to advance interest distributions. The Trustee will recover these advancements when such interest is received. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee may be used by it to earn interest thereon, it benefits thereby. If a Unitholder sells or redeems all or a portion of his Units or if the Bonds in a Trust are sold or otherwise removed or if a Trust is liquidated, he will receive at that time his proportionate share of the accrued interest to carry computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

Purchased and Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and Insured Municipals Income Trust and Investor's Quality Tax-Exempt Trust, Multi-Series 213-246 is Purchased Interest and accrued interest.

Purchased Interest. Purchased Interest is a portion of the unpaid interest that has accrued on the Securities from the later of the last payment date on the Securities or the date of issuance thereof through the First Settlement Date and is included in the calculation of the Public Offering Price. Purchased Interest will be distributed to Unitholders as Units are redeemed or Securities mature or are called. See "Summary of Essential Financial Information" in Part One of this Prospectus for the amount of Purchased Interest per Unit for each Trust. Purchased Interest is an element of the price Unitholders will receive in connection with the sale or redemption of Units prior to the termination of a Trust.

Accrued Interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reasons, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

As indicated in "Purchased Interest" , accrued interest as of the First Settlement Date includes Purchased Interest. In an effort to reduce the amount of Purchased Interest which would otherwise have to be paid by Unitholders, the Trustee may advance a portion of such accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement (other than the Purchased Interest already included therein), less any distributions from the Interest Account subsequent to the First Settlement Date.

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the Purchased Interest and accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds (including Purchased Interest) held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

Accrued Interest. Included in the Public Offering Price for Insured Municipals Income Trust, 174th Insured Multi-Series and subsequent series and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 247 and subsequent series is accrued interest. Accrued Interest is an accumulation of unpaid interest on securities which generally is paid semi-annually, although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of the Trust the amount, if any, of accrued interest paid on their Units.

In an effort to reduce the amount of accrued interest which would otherwise have to be paid by Unitholders, the Trustee may advance the amount of accrued interest to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date.

Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

Offering Price. The Public Offering Price of the Units will vary from the amounts stated under "Summary of Essential Financial Information" in Part One of this Prospectus in accordance with fluctuations in the prices of the underlying Securities in the Trust. The price of the Units as of the opening of business on the date of Part One of this Prospectus was determined by adding to the determination of the aggregate bid price of the Bonds the amount of the sales charge expressed as a percentage of the aggregate bid price of the Securities plus Purchased Interest, if any, and dividing the sum so obtained by the number of Units outstanding. This computation produced a gross profit equal to the sales charge expressed as a percentage of the Public Offering Price (excluding Purchased Interest). For secondary market purposes an appraisal and adjustment with respect to the Trust will be made by the Evaluator as of 4:00 P.M. Eastern time on days on which the New York Stock Exchange is open for each day on which any Unit of the Trust is tendered for redemption, and it shall determine the aggregate value of the Trust as of 4:00 P.M. Eastern time on such other days as may be necessary.

The aggregate price of the Securities in the Trust has been and will be determined on the basis of bid prices: (a) on the basis of current market prices for the Securities obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Trust; (b) if such prices are not available for any particular Securities, on the basis of current market prices for comparable bonds; (c) by causing the value of the Securities to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the Securities will generally fluctuate with changes in market interest rates. Unless Bonds are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by the Trust.

The Evaluator will consider in its evaluation of Bonds which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default (the "Defaulted Bonds" ) the value of the insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premiums and related expenses attributable to the purchase of Permanent Insurance) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of the affected Portfolio Insurer to meet its commitments under any Trust insurance policy, including the commitments to issue Permanent Insurance. It is the position of the Sponsor that this is a fair method of valuing the Bonds and the insurance obtained by the Trust and reflects a proper valuation method in accordance with the provisions of the Investment Company Act of 1940.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. However, delivery of certificates representing Units so ordered will be made three business days following such order or shortly thereafter. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. See "Rights of Unitholders--Redemption of Units" for information regarding the ability to redeem Units ordered for purchase.

Unit Distribution. Units repurchased in the secondary market, if any, may be offered by this Prospectus at the secondary Public Offering Price in the manner described.

Broker-dealers or others will be allowed a concession or agency commission in connection with secondary market transactions in the amount of 70% of the applicable sales charge as determined using the table found in "Public Offering--General" . Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge (equal to the agency commission referred to above) is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The minimum purchase in the secondary market will be one Unit.

Broker-dealers of the Trusts and/or others may be eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their registered representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of brokers, dealers, and/or others may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such brokers, dealers, and/or others that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying brokers, dealers or others for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unitholders pay for their Units or the amount that the Trust will receive from the Units sold.

The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others from time to time.

Sponsor and Dealer Profits. Dealers will receive the gross sales commission as described under "Public Offering--General" above.

As stated under "Market for Units" below, the Sponsor intends to, and certain of the dealers may, maintain a secondary market for the Units of the Trust. In so maintaining a market, the Sponsor or any such dealer will realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold. In addition, the Sponsor or any such dealer will also realize profits or sustain losses resulting from a redemption of such repurchased Units at a price above or below the purchase price for such Units, respectively.

Market for Units. Although they are not obligated to do so, the Sponsor intends to, and certain of the dealers may, maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid prices of the Securities in the portfolio of the Trust, plus Purchased Interest, if any, plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor and/or the dealers may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Unitholder cannot find another purchaser, a Unitholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the Securities in the portfolio of such Trust, plus Purchased Interest, if any, and any accrued interest. The aggregate bid prices of the underlying Securities in the Trust are expected to be less than the related aggregate offering prices. See " Rights of Unitholders--Redemption of Units." A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof.

RIGHTS OF UNITHOLDERS

Certificates. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of each Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor unless a Unitholder or the Unitholder's registered broker-dealer makes a written request to the Trustee that ownership be in book entry form. Units are transferable by making a written request to the Trustee and, in the case of Units evidenced as a certificate, by presentation and surrender of such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Unitholder must sign such written request, or such certificate transfer instrument exactly as his name appears on the records of the Trustee, and on the face of any certificate representing Units to be transferred, with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP" ) or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Certificates for Units will bear appropriate notations on their face indicating which plan of distribution has been selected in respect thereof. If a change in the plan of distribution is made, the existing certificate must be surrendered tot he Trustee and a new certificate will be issued, at no charge to the Unitholder, to reflect the currently effective plan of distribution.

Although no such charge is now made or contemplated, the Trustee may require a Unitholder to pay a reasonable fee for each certificate reissued (other than as a result of a change in plan of distribution) or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement.

Distributions of Interest and Principal. Interest received by the Trust, including that part of the proceeds of any disposition of Securities which Purchased Interest and/or represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed as of the semi-annual record date, and distributions to the Unitholders as of such record date will be made on or shortly after the twenty-fifth day of such month. Proceeds received from the disposition of any of the Securities after such record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit.

The distribution to the Unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the Unitholders' pro rata share of the Estimated Net Annual Unit Income in the Interest Account after deducting estimated expenses attributable as is consistent with the distribution plan chosen. Only monthly distributions are available for Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series and for Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 213-246. Because interest payments are not received by the Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuation in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase.

On or before the twenty-fifth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Operating Expenses" ).
The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

Distribution. Distributions of interest received by the Trust, prorated on an annual basis, will be made monthly unless the Unitholder has elected to receive them semi-annually or quarterly, if such options are available. Distributions of funds from the Principal Account will be made on a semi-annual basis, except under the special circumstances outlined in "
Rights of Unitholders--Distribution of Interest and Principal" above.
Record dates for monthly distributions will be the tenth day of each month, record dates for quarterly distributions will be the tenth day of March, June, September and December, and record dates for semi-annual distributions will be the tenth day of June and December. Distributions will be made on the twenty-fifth day of the month subsequent to the respective record dates. Unitholders of Insured Municipals Income Trust, 152nd-173rd Insured Multi-Series, and Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi- Series 213-246 will receive distributions of income and principal, if any, on a monthly basis.

Change of Distribution Option. The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders may change the plan of distribution in which they are participating. For the convenience of Unitholders, the Trustee will furnish a card for this purpose; cards may also be obtained upon request from the Trustee. Unitholders desiring to change their plan of distribution may so indicate on the card and return it, together with their certificate and such other documentation that the Trustee may then require, to the Trustee. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. If the card and certificate are properly presented to the Trustee, the change will become effective for all subsequent distributions.

Reinvestment Option. Unitholders of all unit investment trusts sponsored by Van Kampen American Capital Distributors, Inc., may elect to have each distribution of interest income, capital gains and/or principal on their Units automatically reinvested in shares of any Van Kampen American Capital mutual funds (except for B shares) which are registered in the Unitholder's state of residence. Such mutual funds are hereinafter collectively referred to as the "Reinvestment Funds" .

Each Reinvestment Fund has investment objectives which differ in certain respects from those of the Trusts. The prospectus relating to each Reinvestment Fund describes the investment policies of such fund and sets forth the procedures to follow to commence reinvestment. A Unitholder may obtain a prospectus for the respective Reinvestment Funds from Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Texas residents who desire to reinvest may request that a broker-dealer registered in Texas send the prospectus relating to the respective fund.

After becoming a participant in a reinvestment plan, each distribution of interest income, capital gains and/or principal on the participant's Units will, on the applicable distribution date, automatically be applied, as directed by such person, as of such distribution date by the Trustee to purchase shares (or fractions thereof) of the applicable Reinvestment Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date. Unitholders with an existing Guaranteed Reinvestment Option (GRO) Program account (whereby a sales charge is imposed on distribution reinvestments) may transfer their existing account into a new GRO account which allows purchases of Reinvestment Fund shares at net asset value as described above.

Confirmations of all reinvestments by a Unitholder into a Reinvestment Fund will be mailed to the Unitholder by such Reinvestment Fund. A participant may at any time prior to five days preceding the next succeeding distribution date, by so notifying the Trustee in writing, elect to terminate his or her reinvestment plan and receive future distributions of his or her Units in cash. There will be no charge or other penalty for such termination. Each Reinvestment Fund, its sponsor and investment adviser shall have the right to terminate at any time the reinvestment plan relating to such fund.

Reports to Unitholders. The Trustee shall furnish Unitholders in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. For as long as the Trustee deems it to be in the best interests of the Unitholders, the accounts of the Trust shall be audited, not less frequently than annually, by independent certified public accountants and the report of such accountants shall be furnished by the Trustee to Unitholders upon request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a registered Unitholder a statement (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities) and the percentage of such interest by states in which the issuers of the Securities are located, the amount of Purchased Interest, deductions for applicable taxes and for fees and expenses of the Trust (including insurance costs), for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trustee, the amount of "when issued" interest treated as a return of capital, if any, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

In order to comply with Federal and state tax reporting requirements, Unitholders will be furnished, upon request to the Trustee, evaluations of the Securities in the Trust furnished to it by the Evaluator.

Redemption of Units. A Unitholder may redeem all or a portion of his Units by tender to the Trustee at its Unit Investment Trust Division, 101 Barclay Street, 20th Floor, New York, New York 10286, of the certificates representing the Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates) and by payment of applicable governmental charges, if any. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered to the person seeking redemption or satisfactory indemnity provided. No redemption fee will be charged. On the third business day following such tender, the Unitholder will be entitled to receive in cash an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of such tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day.

Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, such Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding" in the event the Trustee has not been previously provided such number.

Purchased Interest, if applicable, and accrued interest paid on redemption shall be withdrawn from the Interest Account of the Trust or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. The Trustee is empowered to sell underlying Securities in order to make funds available for redemption. Units so redeemed shall be cancelled.

The Redemption Price per Unit will be determined on the basis of the bid price of the Securities in the Trust as of 4:00 P.M. Eastern time on days of trading on the New York Stock Exchange on the date any such determination is made. While the Trustee has the power to determine the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the price per Unit on a daily basis. The Redemption Price per Unit is the pro rata share of each Unit in the Trust determined on the basis of (i) the cash on hand in the Trust or monies in the process of being collected, (ii) the value of the Securities in the Trust based on the bid prices of the Securities, except for those cases in which the value of insurance has been included, (iii) Purchased Interest, if any, and
(iv) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of the Trust and (b) the accrued expenses of the Trust. The Evaluator may determine the value of the Securities in the Trust by employing any of the methods set forth in "Public
Offering--Offering Price" . In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance maintained by the Trust on the Bonds in the Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Bonds insured under a policy obtained by the issuer thereof are entitled to the benefits of such insurance at all times and such benefits are reflected and included in the market value of such Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public Offering--Offering Price" .

The price at which Units may be redeemed could be less than the price paid by the Unitholder. As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized.

The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Securities in the Trust is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Under certain extreme circumstances the Sponsor may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

TRUST ADMINISTRATION

Sponsor Purchases of Units. The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the Unitholder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then currently effective prospectus describing such Units. Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower offering or redemption price subsequent to its acquisition of such Units.

Portfolio Administration. The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the Bonds designated by the Evaluator as the Trustee in its sole discretion may deem necessary. The Evaluator, in designating such Bonds, will consider a variety of factors, including (a) interest rates, (b) market value and (c) marketability. To the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall quality of the Bonds remaining in the Trust's portfolio will tend to diminish. Except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unitholders or if there is no alternative, the Trustee is not empowered to sell Bonds which are in default in payment of principal or interest or in such significant risk of such default and for which value has been attributed for the insurance obtained by the Trust. Because of such restrictions on the Trustee under certain circumstances the Sponsor may seek a full or partial suspension of the right of Unitholders to redeem their Units. See "Rights of Unitholders--Redemption of Units" .
The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of an advanced refunding.

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the Bonds to issue new obligations in exchange or substitution for any Bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor. Except as stated herein, the acquisition by the Trust of any securities other than the Bonds initially deposited is not permitted.

If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance, or otherwise, within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred.

Amendment or Termination. The Sponsor and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unitholders when such an amendment is (a) to cure an ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein or (b) to make such other provisions as shall not adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee), provided that the Trust Agreement may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Securities initially deposited in the Trust, except for the substitution of certain refunding securities for such Bonds. In the event of any amendment, the Trustee is obligated to notify promptly all Unitholders of the substance of such amendment.

All Trusts other than those indicated in the next sentence may be terminated at any time by consent of Unitholders representing 100% of the Units of the Trust then outstanding. Each series of Insured Municipals Income Trust, Series 98 and subsequent series may be terminated at any time by consent of the Unitholders representing 51% of the Units of such Trust then outstanding. In addition, a Trust may be terminated by the Trustee when the value of the Trust, as shown by any semi-annual evaluation, is less than that indicated under "Summary of Essential Financial Information" in Part One of this Prospectus.

The Trust Agreement provides that the Trust shall terminate upon the redemption, sale or other disposition of the last Security held in the Trust, but in no event shall it continue beyond the end of the year indicated under "The Trust" . In the event of termination of the Trust, written notice thereof will be sent by the Trustee to each Unitholder thereof at his address appearing on the registration books of the Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any Securities then held in the Trust and shall deduct from the funds of the Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The sale of Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Securities represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholders shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Notwithstanding the foregoing, in connection with final distributions to Unitholders, it should be noted that because the portfolio insurance obtained by the Trust is applicable only while Bonds so insured are held by the Trust, the price to be received by the Trust upon the disposition of any such Bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to situations in which a Bond or Bonds so insured are in default and situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since the Bonds which are insured by insurance obtained by the Bond issuer will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted Bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee.

Limitation on Liabilities. The Sponsor, the Evaluator and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Trust Agreement or upon or in respect of the Trust which the Trustee maybe required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee.

The Trustee, Sponsor and Unitholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best of information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard to its obligations and duties.

Sponsor. Van Kampen American Capital Distributors, Inc., a Delaware corporation, is the Sponsor of the Trust. The Sponsor is an indirect subsidiary of VK/AC Holding, Inc. Prior to October 31, 1996, VK/AC Holding, Inc. was controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity IV Limited Partnership. On October 31, 1996, VK/AC Holding, Inc. became a wholly owned indirect subsidiary of Morgan Stanley Group Inc. pursuant to the closing of an Agreement and Plan of Merger among Morgan Stanley Group Inc., MSAM Holdings II, Inc. and MSAM Acquisition Inc., whereby MSAM Acquisition Inc. was merged with and into VK/AC Holding, Inc. and VK/AC Holding, Inc. was the surviving corporation (the "Acquisition" ).

As a result of the Acquisition, VK/AC Holding, Inc. became a wholly owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly owned subsidiary of Morgan Stanley Group Inc. Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser (MSAM" ), Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. As of September 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Distributors, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management.

Van Kampen American Capital Distributors, Inc. specializes in the underwriting and distribution of unit investment trusts and mutual funds with roots in money management dating back to 1926. The Sponsor is a member of the National Association of Securities Dealers, Inc. and has offices at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, (630) 684-6000 and 2800 Post Oak Boulevard, Houston, Texas 77056, (713) 993-0500. It maintains a branch office in Philadelphia and has regional representatives in Atlanta, Dallas, Los Angeles, New York, San Francisco, Seattle and Tampa. As of November 30, 1996, the total stockholders' equity of Van Kampen American Capital Distributors, Inc. was $129,451,000 (unaudited). (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

As of December 31, 1996, the Sponsor and its Van Kampen American Capital affiliates managed or supervised approximately $59 billion of investment products, of which over $11.88 billion is invested in municipal securities. The Sponsor and its Van Kampen American Capital affiliates managed $48 billion of assets, consisting of $29.9 billion for 59 open end mutual funds (of which 46 are distributed by Van Kampen American Capital Distributors, Inc.), $13.1 billion for 38 closed-end funds and $4.99 billion for 106 institutional accounts. The Sponsor has also deposited approximately $26 billion of unit investment trusts. All of Van Kampen American Capital's open-end funds, closed-end funds and unit investment trusts are professionally distributed by leading financial firms nationwide. Based on cumulative assets deposited, the Sponsor believes that it is the largest sponsor of insured municipal unit investment trusts, primarily through the success of its Insured Municipals Income Trust(R)or the IM-IT(R)trust. The Sponsor also provides surveillance and evaluation services at cost for approximately $13 billion of unit investment trust assets outstanding. Since 1976, the Sponsor has serviced over two million investor accounts, opened through retail distribution firms.

If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rate of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trust as provided therein or
(iii) continue to act as Trustee without terminating the Trust Agreement.

Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, New York, New York 10286 (800) 221-7668. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of Securities for the Trust portfolio.

In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trust. Such records shall include the name and address of, and the certificates issued by the Trust to, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or Federal statute, rule or regulation (see "Public Offering--Reports Provided" ). The
Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the Securities held in the Trust.

Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

OTHER MATTERS

Legal Opinions. The legality of the Units offered hereby has been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Various counsel have acted as counsel for the Trustee and as special counsel for the Trust for New York tax matters.

Independent Certified Public Accountants. The statement of condition and the related securities portfolio included in Part One of this Prospectus have been audited by Grant Thornton LLP, independent certified public accountants, as set forth in their report in Part One of this Prospectus, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

DESCRIPTION OF BOND RATINGS

Standard & Poor's. A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information. The ratings are based, in varying degrees, on the following considerations:

Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

Nature of and provisions of the obligation.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: A provisional rating "(p)" assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. ("Moody's" ) rating symbols and their meanings follows:

Aaa Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as " gilt edge" . Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuation.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. The market value of A rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Con Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Sponsor or any dealer. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

Table of Contents                                           Page
The Trust...................................................2
Objectives and Securities Selection.........................2
Trust Portfolio.............................................3
Risk Factors................................................3
Bond Redemptions............................................5
Estimated Current Returns and Estimated Long-Term Returns...5
Trust Operating Expenses....................................5
Compensation of Sponsor and Evaluator.......................5
Trustee's Fee...............................................5
Insurance Premiums..........................................5
Miscellaneous Expenses......................................6
Insurance on the Bonds......................................6
Federal Tax Status Of The Trusts............................9
Public Offering.............................................10
General.....................................................10
Accrued Interest (Accrued Interest To Carry)................10
Purchased and Accrued Interest..............................11
Accrued Interest............................................11
Offering Price..............................................11
Unit Distribution...........................................12
Sponsor and Dealer Profits..................................12
Market for Units............................................12
Rights of Unitholders.......................................12
Certificates................................................12
Distributions of Interest and Principal.....................12
Distribution................................................13
Change of Distribution Option...............................13
Reinvestment Option.........................................13
Reports to Unitholders......................................13
Redemption of Units.........................................14
Trust Administration........................................14
Sponsor Purchases of Units..................................14
Portfolio Administration....................................14
Amendment or Termination....................................15
Limitation on Liabilities...................................15
Sponsor.....................................................15
Trustee.....................................................16
Other Matters...............................................16
Legal Opinions..............................................16
Independent Certified Public Accountants....................16
Description of Bond Ratings.................................16
Standard & Poor's...........................................16
Moody's Investors Service, Inc..............................17

This Prospectus contains information concerning the Trust and the Sponsor, but does not contain all of the information set forth in the registration statements and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

INSURED MUNICIPALS INCOME TRUST

PROSPECTUS PART TWO

Note: This Prospectus May Be Used Only
When Accompanied by Part One. Both
Parts of this Prospectus should be
retained for future reference.
Dated as of the date of the Prospectus
Part I accompanying this Prospectus
Part II.

Sponsor:  VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.

          One Parkview Plaza
          Oakbrook Terrace, Illinois 60181

          2800 Post Oak Boulevard
          Houston, Texas 77056

A Wealth of Knowledge A Knowledge of Wealth

VAN KAMPEN AMERICAN CAPITAL





                  Contents of Post-Effective Amendment
                        to Registration Statement

     This   Post-Effective   Amendment  to  the  Registration   Statement
comprises the following papers and documents:


                            The facing sheet


                             The prospectus


                             The signatures


                 The Consent of Independent Accountants
                               Signatures

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 195, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Chicago and State of Illinois on the 24th day of June, 1998.

                         Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 195 (Registrant)

                         By Van Kampen American Capital Distributors,
                         Inc.
                         (Depositor)


                         By:           Gina Costello
                                       Assistant Secretary

(Seal)

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on June 24, 1998 by the following persons who constitute a majority of the Board of Directors of Van Kampen American Capital Distributors, Inc.:

 Signature                  Title

Don G. Powell         Chairman and Chief                )
                        Executive Officer               )

John H. Zimmerman     President and Chief Operating     )
                        Officer                         )

Ronald A. Nyberg      Executive Vice President and      )
                        General Counsel                 )

William R. Rybak      Senior Vice President and         )
                        Chief Financial Officer         )


                                                Gina Costello
                                                (Attorney in Fact)*
____________________

* An executed copy of each of the related powers of attorney was filed with the Securities and Exchange Commission in connection with the Registration Statement on Form S-6 of Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Multi-Series 203 (File No. 33-65744) and with the Registration Statement on Form S-6 of Insured Municipals Income Trust, 170th Insured Multi-Series (File No. 33-55891) and the same are hereby incorporated herein by this reference.